UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series

            Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Balanced Capital V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Balanced Capital V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

On February 27, 2012, the Fund eliminated its non-fundamental policy that had prevented the Fund from investing in securities of foreign issuers if at the time of acquisition more than 20% of the Fund’s total assets would be invested in such securities.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund underperformed its blended benchmark (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index).

What factors influenced performance?

—

From an asset class perspective, the Fund benefited from its allocation decisions during the first half of the year. Early in 2012, as equities advanced, the Fund benefited from a slight overweight in equities versus fixed income. In the latter half of the period, the Fund allowed its equity allocation to drift downward with falling stock market prices.

—

The Fund underperformed its blended benchmark due primarily to security selection in the equity portion of the Fund, most notably in the financials and information technology (“IT”) sectors. In financials, stock selection within diversified financial services, commercial banks and capital markets hurt returns, as did overexposure to life insurers as the industry struggled amid the sharp declines in interest rates and emerging underwriting quality concerns. Relative to the Russell 1000® Index, the Fund’s broad underweight to the financials sector hindered returns, especially during the first half of the reporting period, when riskier assets outperformed amid improved economic data and investor confidence. In the IT sector, the Fund was underweight in select mega-cap benchmark names that performed well during the period, while it was biased toward commodity-exposed hardware securities that lagged on weakness in enterprise and personal computer demand.

—

Positive performance in the equity portion of the Fund was derived from stock selection in the materials sector, where the Fund’s chemicals industry holdings were standout performers. Stock selection also contributed positively in the consumer discretionary sector, with particularly strong returns from the Fund’s travel-related holdings.

—

The fixed income portion of the Fund outperformed the Barclays US Aggregate Bond Index, primarily due to an overweight to non-government spread sectors. More specifically, an overweight to commercial mortgage-backed securities (“CMBS”) boosted returns as well as allocations to the high yield debt and non-agency residential mortgage-backed securities (“MBS”) sectors, which are not represented in the benchmark index. An overweight to investment grade credit, security selection within industrials and active trading within the agency MBS sector also had positive impacts.

—

The Fund maintained a short duration bias relative to the Barclays US Aggregate Bond Index, which detracted slightly from performance as concerns about Europe’s sovereign debt trouble dominated financial markets and US Treasury yields reached new all-time lows. However, the Fund’s yield curve-flattening bias more than offset the negative effect of its short duration stance as longer-dated bonds rallied significantly.

Describe recent portfolio activity.

—	During the period, the Fund maintained a general cautious stance given concerns about the global economy. From an asset allocation perspective, the Fund’s equity position was

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

reduced in favor of fixed income. Within equities, the Fund increased exposure to financials, industrials and energy, and reduced its weightings in consumer staples and health care. In fixed income, the Fund actively managed duration while maintaining a short duration bias relative to the benchmark index. The Fund slightly reduced risk by decreasing its net exposure to corporate credit and adding to its US Treasury positions. Also during the period, the Fund slightly reduced exposure to the agency MBS sector, and increased exposure to high quality CMBS and auto loan asset-backed securities (“ABS”).

Describe portfolio positioning at period end.

—

The Fund ended the period broadly neutral to its blended benchmark, with a slight underweight in equities and corresponding overweight in fixed income. Within equities, the Fund’s largest sector overweights relative to the Russell 1000® Index were in health care and consumer discretionary, while consumer staples and financials were the largest underweights. Relative to the Barclays US Aggregate Bond Index, the fixed income segment was overweight in CMBS, ABS, investment grade corporate credit and agency MBS, and underweight in US Treasuries and agency debentures. The Fund also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Fund ended the period with a shorter duration relative to the benchmark index. The outlook for the global economy is fragmented, with Europe in recession and the US and emerging markets expected to outperform other parts of the world. However, sluggish aggregate global growth does not necessarily mean a poor outlook for risk assets. Nevertheless, Fund management remains conscious of downside risk from policy mistakes and negative economic surprises.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests in equity securities and fixed income securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses.

[3]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays US Aggregate Bond Index (40%).

[4]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

[5]

This unmanaged index is a widely recognized market-weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and US government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns [7]	Average Annual Total Returns
		1 Year[7]	5 Years[7]	10 Years[7]
Class I Shares[6]	4.65%	0.59%	(0.25)%	4.25%
60% Russell 1000® Index/40% Barclays US Aggregate Bond Index	6.67	6.07	3.39	6.04
Russell 1000® Index	9.38	4.37	0.39	5.72
Barclays US Aggregate Bond Index	2.37	7.47	6.79	5.63

[6]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Fund Information as of June 30, 2012

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	49%
US Government Sponsored Agency Securities	24
US Treasury Obligations	11
Corporate Bonds	10
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	2
Foreign Agency Obligations	1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,046.50	$6.16	$1,000.00	$1,018.85	$6.07	1.21%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.9%
General Dynamics Corp.	2,775	$183,039
L-3 Communications Holdings, Inc.	2,575	190,576
Lockheed Martin Corp.	2,200	191,576
Northrop Grumman Corp.	2,975	189,775

		754,966
Beverages — 0.1%
The Coca-Cola Co.	200	15,638
Capital Markets — 0.8%
The Goldman Sachs Group, Inc.	2,200	210,892
Chemicals — 0.7%
CF Industries Holdings, Inc.	900	174,366
Commercial Banks — 0.7%
Regions Financial Corp.	26,225	177,019
Wells Fargo & Co.	500	16,720

		193,739
Computers & Peripherals — 5.4%
Apple, Inc. (a)	1,350	788,400
Dell, Inc. (a)	14,100	176,532
Hewlett-Packard Co.	8,550	171,940
Lexmark International, Inc., Class A	2,375	63,128
QLogic Corp. (a)	6,250	85,562
Western Digital Corp. (a)	4,375	133,350

		1,418,912
Construction & Engineering — 0.6%
Chicago Bridge & Iron Co. NV	2,200	83,512
Fluor Corp.	1,400	69,076

		152,588
Consumer Finance — 0.8%
Discover Financial Services	5,850	202,293
Diversified Consumer Services — 1.1%
Apollo Group, Inc., Class A (a)	4,775	172,807
ITT Educational Services, Inc. (a)	1,845	112,084

		284,891
Diversified Financial Services — 2.2%
Citigroup, Inc.	9,200	252,172
JPMorgan Chase & Co.	9,050	323,357

		575,529
Diversified Telecommunication Services — 1.5%
AT&T, Inc.	2,000	71,320
Verizon Communications, Inc.	7,050	313,302

		384,622

Common Stocks	Shares	Value

Energy Equipment & Services — 0.6%
Nabors Industries Ltd. (a)	11,825	$170,280
Food & Staples Retailing — 1.2%
The Kroger Co.	7,350	170,446
Safeway, Inc.	8,650	156,998

		327,444
Health Care Equipment & Supplies — 0.7%
Zimmer Holdings, Inc.	2,875	185,035
Health Care Providers & Services — 4.2%
Aetna, Inc.	3,875	150,234
AmerisourceBergen Corp.	4,475	176,091
Cardinal Health, Inc.	4,275	179,550
Humana, Inc.	2,100	162,624
McKesson Corp.	2,000	187,500
UnitedHealth Group, Inc.	4,075	238,387

		1,094,386
Hotels, Restaurants & Leisure — 0.6%
Wyndham Worldwide Corp.	3,175	167,450
Household Products — 0.2%
The Procter & Gamble Co.	900	55,125
Independent Power Producers & Energy Traders — 1.0%
The AES Corp. (a)	13,600	174,488
NRG Energy, Inc. (a)	4,775	82,894

		257,382
Industrial Conglomerates — 1.3%
3M Co.	659	59,046
General Electric Co.	4,375	91,175
Tyco International Ltd.	3,475	183,654

		333,875
Insurance — 3.4%
The Allstate Corp.	600	21,054
Assurant, Inc.	2,500	87,100
The Chubb Corp.	2,675	194,793
Lincoln National Corp.	7,450	162,932
MetLife, Inc.	5,950	183,557
Protective Life Corp.	2,100	61,761
The Travelers Cos., Inc.	2,975	189,924

		901,121
Internet & Catalog Retail — 0.6%
Expedia, Inc.	3,325	159,833

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
CBA	Canadian Bankers Acceptances
CDO	Collateralized Debt Obligation
CHF	Swiss Franc
CNY	Chinese Renminbi

EUR	Euro
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
RB	Revenue Bonds
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet Software & Services — 1.3%
Google, Inc., Class A (a)	575	$333,540
IT Services — 2.7%
Accenture Plc, Class A	1,200	72,108
Alliance Data Systems Corp. (a)	1,300	175,500
International Business Machines Corp.	1,100	215,138
Total System Services, Inc.	3,275	78,371
The Western Union Co.	9,825	165,453

		706,570
Machinery — 1.9%
AGCO Corp. (a)	3,375	154,339
Ingersoll-Rand Plc	4,200	177,156
Parker Hannifin Corp.	2,200	169,136

		500,631
Media — 1.9%
DISH Network Corp., Class A	5,550	158,453
Gannett Co., Inc.	9,525	140,303
Time Warner Cable, Inc.	2,475	203,197

		501,953
Metals & Mining — 0.6%
Alcoa, Inc.	17,275	151,156
Multi-Utilities — 0.6%
Ameren Corp.	4,875	163,508
Multiline Retail — 1.1%
Dillard’s, Inc., Class A	2,300	146,464
Nordstrom, Inc.	3,075	152,797

		299,261
Office Electronics — 0.7%
Xerox Corp.	22,650	178,256
Oil, Gas & Consumable Fuels — 7.4%
Apache Corp.	2,375	208,739
Chevron Corp.	3,875	408,812
ConocoPhillips	4,575	255,651
Denbury Resources, Inc. (a)	10,425	157,522
Devon Energy Corp.	2,975	172,520
Exxon Mobil Corp.	4,575	391,483
Marathon Oil Corp.	5,950	152,141
Marathon Petroleum Corp.	4,375	196,525

		1,943,393
Paper & Forest Products — 0.5%
International Paper Co.	5,075	146,718
Pharmaceuticals — 5.3%
Abbott Laboratories	4,275	275,609
Eli Lilly & Co.	5,100	218,841
Forest Laboratories, Inc. (a)	4,875	170,576
Johnson & Johnson	800	54,048
Merck & Co., Inc.	7,700	321,475
Pfizer, Inc.	15,601	358,823

		1,399,372
Semiconductors & Semiconductor Equipment — 0.0%
Advanced Micro Devices, Inc. (a)	1,501	8,601
Software — 2.2%
Microsoft Corp.	13,900	425,201
Symantec Corp. (a)	10,025	146,465

		571,666

Common Stocks	Shares	Value

Specialty Retail — 3.1%
Advance Auto Parts, Inc.	2,200	$150,084
Best Buy Co., Inc.	6,950	145,672
Foot Locker, Inc.	1,800	55,044
GameStop Corp., Class A	2,061	37,840
The Gap, Inc.	6,150	168,264
Limited Brands, Inc.	3,475	147,792
PetSmart, Inc.	1,500	102,270

		806,966
Tobacco — 1.1%
Philip Morris International, Inc.	3,475	303,229
Total Common Stocks – 61.0%		16,035,187

Fixed Income Securities

Asset-Backed Securities		Par (000)

AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C,
3.44%, 10/08/17	USD	25	25,585
Series 2012-2, Class C,
2.64%, 10/10/17		10	10,183
Series 2012-2, Class D,
3.38%, 4/09/18		15	15,084
Series 2012-3, Class C,
2.42%, 5/08/18		10	9,999
Series 2012-3, Class D,
3.03%, 7/09/18		10	9,996
Capital Trust Re CDO, Ltd., Series 2006-4A, Class A1, 0.55%, 10/20/43 (b)(c)		21	17,520
CarMax Auto Owner Trust:
Series 2012-1, Class B,
1.76%, 8/15/17		5	5,020
Series 2012-1, Class C,
2.20%, 10/16/17		5	5,043
Series 2012-1, Class D,
3.09%, 8/15/18		5	5,018
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 0.70%, 10/25/34 (c)		8	7,118
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C,
2.07%, 9/15/15 (b)		20	20,126
Series 2010-5, Class D,
2.41%, 9/15/15 (b)		10	10,062
Series 2011-2, Class C,
2.37%, 9/15/15		30	30,047
Series 2011-2, Class D,
2.86%, 9/15/15		20	20,030
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	5	5,953
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18	USD	10	10,066
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.55%, 12/25/34 (c)		8	6,602

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.51%, 6/25/35 (c)(d)	USD	21	$20,281
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class B,
1.66%, 8/15/16		35	34,626
Series 2011-S1A, Class C,
2.01%, 8/15/16		32	32,127
Series 2011-WO, Class C,
3.19%, 10/15/15		20	20,112
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C,
3.89%, 7/17/17		30	31,077
Series 2011-S1A, Class B,
1.48%, 5/15/17 (b)		30	29,600
Series 2012-1, Class B,
2.72%, 5/16/16		5	5,082
Series 2012-1, Class C,
3.78%, 11/15/17		10	10,290
Series 2012-3, Class B,
1.94%, 12/15/16		40	40,019
Series 2012-3, Class C,
3.01%, 4/16/18		60	60,091
Series 2012-3, Class D,
3.64%, 5/15/18		45	45,141
Series 2012-4, Class C,
2.94%, 12/15/17 (e)		10	9,998
Series 2012-4, Class D,
3.50%, 6/15/18 (e)		10	9,998
Scholar Funding Trust, Series 2011-A, Class A, 1.37%, 10/28/43 (b)(c)		89	87,169
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.75%, 9/25/34 (c)		18	8,729
Structured Asset Securities Corp. (c):
Series 2004-23XS, Class 2A1,
0.55%, 1/25/35		20	14,547
Series 2005-GEL2, Class A,
0.53%, 4/25/35		6	5,430
Total Asset-Backed Securities — 2.6%			677,769

Corporate Bonds
Aerospace & Defense — 0.1%
United Technologies Corp.:
3.10%, 6/01/22		5	5,239
4.50%, 6/01/42		10	10,984

			16,223
Auto Components — 0.0%
BorgWarner, Inc., 4.63%, 9/15/20		10	10,892
Capital Markets — 0.1%
Credit Suisse AG, 5.40%, 1/14/20		10	10,401
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		25	26,390

			36,791
Chemicals — 0.0%
The Dow Chemical Co., 4.13%, 11/15/21		10	10,726

Corporate Bonds		Par (000)	Value

Commercial Banks — 0.6%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (b)	USD	90	$90,129
HSBC Holdings Plc, 6.10%, 1/14/42		10	12,247
VTB Capital SA, 6.55%, 10/13/20 (b)		20	20,125
Wells Fargo & Co., 3.50%, 3/08/22		30	30,869

			153,370
Construction Materials — 0.0%
Lafarge SA, 7.13%, 7/15/36		4	3,960
Consumer Finance — 0.1%
SLM Corp., 6.25%, 1/25/16		25	26,250
Diversified Financial Services — 1.1%
Bank of America Corp.:
3.88%, 3/22/17		20	20,374
5.70%, 1/24/22		50	55,065
Citigroup, Inc.:
4.59%, 12/15/15		80	83,686
4.45%, 1/10/17		10	10,482
General Electric Capital Corp., 6.15%, 8/07/37		25	29,536
JPMorgan Chase & Co., 3.15%, 7/05/16		100	102,840

			301,983
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc., 8.13%, 7/01/19		31	31,814
Verizon Communications, Inc.:
3.50%, 11/01/21		20	21,293
6.40%, 2/15/38		27	35,062

			88,169
Electric Utilities — 1.0%
Alabama Power Co., 3.95%, 6/01/21		15	16,400
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		2	2,673
5.95%, 12/15/36		9	10,175
Duke Energy Carolinas LLC, 4.25%, 12/15/41		5	5,390
Florida Power & Light Co., 5.95%, 2/01/38		25	33,212
Georgia Power Co., 3.00%, 4/15/16		25	26,733
Hydro-Quebec:
8.40%, 1/15/22		25	36,168
8.05%, 7/07/24		65	96,147
Jersey Central Power & Light Co., 7.35%, 2/01/19		5	6,336
Southern California Edison Co., 5.63%, 2/01/36		6	7,578
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (b)		10	10,502

			251,314
Energy Equipment & Services — 0.6%
Ensco Plc, 4.70%, 3/15/21		11	11,982
MEG Energy Corp., 6.50%, 3/15/21 (b)		30	30,637
Peabody Energy Corp., 6.25%, 11/15/21 (b)		15	14,850
Pride International, Inc., 6.88%, 8/15/20		10	12,270
Transocean, Inc.:
5.05%, 12/15/16		30	32,539
6.00%, 3/15/18		20	22,340
6.50%, 11/15/20		20	22,686

			147,304

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Food Products — 0.2%
Kraft Foods Group, Inc. (b):
3.50%, 6/06/22	USD	13	$13,340
5.00%, 6/04/42		6	6,350
Kraft Foods, Inc.:
6.50%, 8/11/17		6	7,280
6.50%, 2/09/40		20	25,692

			52,662
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15		43	48,160
Health Care Providers & Services — 0.2%
HCA, Inc.:
6.50%, 2/15/20		10	10,838
7.25%, 9/15/20		20	22,000
Tenet Healthcare Corp.:
6.25%, 11/01/18		15	15,862
8.88%, 7/01/19		10	11,225
UnitedHealth Group, Inc., 3.38%, 11/15/21		5	5,259

			65,184
Hotels, Restaurants & Leisure — 0.2%
MGM Resorts International:
10.38%, 5/15/14		10	11,275
11.13%, 11/15/17		20	22,450
Wyndham Worldwide Corp., 4.25%, 3/01/22		15	15,104

			48,829
Independent Power Producers & Energy Traders — 0.2%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		40	43,500
Laredo Petroleum, Inc., 7.38%, 5/01/22 (b)		10	10,400

			53,900
Industrial Conglomerates — 0.0%
Sequa Corp., 11.75%, 12/01/15 (b)		10	10,550
Insurance — 2.2%
Allianz Finance II BV, 5.75%, 7/08/41	EUR	100	113,980
American International Group, Inc.:
3.80%, 3/22/17	USD	21	21,407
5.45%, 5/18/17		10	10,856
4.88%, 6/01/22		41	41,952
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (b)		17	16,642
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		10	10,712
Hartford Life Global Funding Trusts, 0.65%, 6/16/14 (c)		50	49,083
Lincoln National Corp., 7.00%, 6/15/40		10	11,795
Manulife Financial Corp., 3.40%, 9/17/15		20	20,554
Metropolitan Life Global Funding I (b):
2.50%, 1/11/13		185	186,731
5.13%, 6/10/14		25	26,809
Prudential Financial, Inc.:
4.75%, 9/17/15		30	32,298
4.50%, 11/15/20		30	31,800

			574,619
IT Services — 0.0%
First Data Corp. (b):
7.38%, 6/15/19		5	5,100
8.25%, 1/15/21		5	5,000

			10,100

Corporate Bonds		Par (000)	Value

Life Sciences Tools & Services — 0.1%
Life Technologies Corp., 6.00%, 3/01/20	USD	15	$17,598
Machinery — 0.1%
UR Merger Sub Corp., 7.63%, 4/15/22 (b)		30	31,425
Media — 1.3%
CBS Corp.:
4.63%, 5/15/18		5	5,456
8.88%, 5/15/19		10	13,224
5.75%, 4/15/20		10	11,631
CCH II LLC, 13.50%, 11/30/16		20	22,300
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		7	7,612
Series B, 9.25%, 12/15/17		38	41,420
Comcast Corp.:
5.88%, 2/15/18		25	29,562
6.45%, 3/15/37		23	27,970
4.65%, 7/15/42		10	10,005
Cox Communications, Inc., 8.38%, 3/01/39 (b)		35	49,255
CSC Holdings LLC, 8.50%, 4/15/14		10	11,000
DIRECTV Holdings LLC:
6.38%, 3/01/41		15	17,174
5.15%, 3/15/42		5	5,032
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		12	12,600
NBC Universal Media LLC, 5.15%, 4/30/20		37	42,479
Time Warner Cable, Inc.:
5.88%, 11/15/40		15	16,788
5.50%, 9/01/41		20	21,762
Time Warner, Inc., 4.70%, 1/15/21		10	11,143

			356,413
Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17		5	4,930
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (b)		15	15,392
Novelis, Inc., 8.75%, 12/15/20		20	21,550

			41,872
Multi-Utilities — 0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		20	20,381
Multiline Retail — 0.3%
Dollar General Corp., 11.88%, 7/15/17 (c)		25	26,531
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		30	34,580
7.45%, 7/15/17		11	13,394

			74,505
Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		39	44,256
6.38%, 9/15/17		30	34,849
BP Capital Markets Plc, 3.13%, 10/01/15		10	10,631
Consol Energy, Inc., 8.25%, 4/01/20		9	9,450
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		15	17,409
Energy Transfer Partners LP, 6.50%, 2/01/42		20	21,433
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17		50	59,681
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)		15	19,158
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		25	28,990
6.55%, 9/15/40		5	5,702

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Linn Energy LLC, 6.25%, 11/01/19 (b)	USD	20	$19,600
Marathon Petroleum Corp., 6.50%, 3/01/41		20	22,729
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		25	31,008
Nexen, Inc., 7.50%, 7/30/39		5	5,827
Petrobras International Finance Co.:
3.88%, 1/27/16		40	41,298
5.75%, 1/20/20		44	48,131
Plains Exploration & Production Co., 10.00%, 3/01/16		5	5,450
Range Resources Corp.:
7.25%, 5/01/18		25	26,500
5.75%, 6/01/21		5	5,225
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (b)		4	3,850
Valero Energy Corp., 6.63%, 6/15/37		10	11,213
Western Gas Partners LP:
5.38%, 6/01/21		22	24,352
4.00%, 7/01/22		10	10,000

			506,742
Paper & Forest Products — 0.1%
International Paper Co.:
4.75%, 2/15/22		10	10,916
6.00%, 11/15/41		10	11,274

			22,190
Pharmaceuticals — 0.2%
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21		5	5,259
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		20	21,048
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		15	15,776

			42,083
Real Estate Investment Trusts (REITs) — 0.3%
ERP Operating LP, 4.63%, 12/15/21		15	16,293
Hospitality Properties Trust, 5.63%, 3/15/17		7	7,454
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		10	10,388
Vornado Realty LP, 5.00%, 1/15/22		35	37,010

			71,145
Real Estate Management & Development — 0.1%
Realogy Corp., 7.88%, 2/15/19 (b)		25	24,437
Software — 0.0%
Oracle Corp., 5.38%, 7/15/40		5	6,126
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		15	16,650
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc., 5.38%, 6/15/15		40	27,800

Corporate Bonds		Par (000)	Value

Transportation Infrastructure — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (b)	USD	25	$25,149
Wireless Telecommunication Services — 0.7%
Cricket Communications, Inc., 7.75%, 5/15/16		14	14,857
MetroPCS Wireless, Inc., 7.88%, 9/01/18		5	5,188
SBA Tower Trust, 5.10%, 4/15/42 (b)		120	131,461
Sprint Capital Corp., 6.88%, 11/15/28		5	4,025
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		20	22,350

			177,881
Total Corporate Bonds — 12.8%			3,373,383

Foreign Agency Obligations
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	128	163,088
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	20	20,197
Mexico Government International Bond:
6.38%, 1/16/13		15	15,420
5.63%, 1/15/17		15	17,456
5.13%, 1/15/20		40	46,900
Poland Government International Bond, 5.00%, 3/23/22		10	10,915
Russia Government International Bond, 7.50%, 3/31/30 (f)		48	57,989
Total Foreign Agency Obligations — 1.3%			331,965

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.7%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.45%, 4/25/46 (c)		14	7,578
Series 2006-0A5, Class 3A1, 0.45%, 4/25/46 (c)		27	16,062
Series 2007-J3, Class A10, 6.00%, 7/25/37		75	55,184
Credit Suisse Mortgage Capital Certificates (b)(c):
Series 2011-2R, Class 2A1, 2.63%, 7/27/36		38	36,789
Series 2011-5R, Class 2A1, 2.88%, 8/27/46		32	27,692
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 3.82%, 8/25/35 (c)		15	13,035
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.05%, 11/25/34 (c)		8	7,673

			164,013

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities — 2.5%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3, 5.74%, 6/11/50	USD	30	$31,366
Commercial Mortgage Pass-Through Certificates:
Series 2006-C7, Class AM, 5.77%, 6/10/46 (c)		40	41,560
Series 2006-C8, Class AM, 5.35%, 12/10/46		15	15,328
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	17,748
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.97%, 9/15/39 (b)(c)		30	33,197
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		129	133,662
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		30	31,841
Series 2006-CB14, Class AM, 5.64%, 12/12/44 (c)		15	15,254
Series 2007-CB18, Class A3, 5.45%, 6/12/47		21	21,982
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (c)		50	53,330
LB-UBS Commercial Mortgage Trust:
Series 2004-C8, Class C, 4.93%, 12/15/39 (c)		40	42,274
Series 2007-C1, Class AM, 5.46%, 2/15/40		10	10,431
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		40	43,917
Morgan Stanley Capital I (c):
Series 1998-WF2, Class G, 6.34%, 7/15/30 (b)		50	52,216
Series 2007-HQ12, Class A2FX, 5.78%, 4/12/49		18	18,545
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.10%, 2/16/51 (b)(c)		50	55,774
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.53%, 5/10/63		10	10,157
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.10%, 2/15/51 (c)		30	33,619

			662,201
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Morgan Stanley Capital I, Series 2012-C4, Class XA, 2.89%, 3/15/45 (b)(c)		125	18,751
Total Non-Agency Mortgage-Backed Securities — 3.2%			844,965

Taxable Municipal Bonds		Par (000)	Value

New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series EE:
5.38%, 6/15/43	USD	10	$11,481
5.50%, 6/15/43		15	17,431
Total Taxable Municipal Bonds — 0.1%			28,912

US Government Sponsored Agency Securities
Agency Obligations — 0.8%
Fannie Mae:
5.13%, 1/02/14		100	106,742
2.91%, 10/09/19 (g)		35	28,370
Tennessee Valley Authority, 5.25%, 9/15/39		60	78,232

			213,344
Collateralized Mortgage Obligations — 0.4%
Freddie Mac Mortgage-Backed Securities:
Series K013, Class A2, 3.97%, 1/25/21 (c)		30	33,645
Series K017, Class A2, 2.87%, 12/25/21		55	57,417

			91,062
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Mortgage-Backed Securities, Series K706, Class C, 4.02%, 11/25/44 (b)(c)		10	8,682
Federal Deposit Insurance Corporation Guaranteed — 0.1%
General Electric Capital Corp., 2.13%, 12/21/12		25	25,215
Interest Only Collateralized Mortgage Obligations — 0.0%
Freddie Mac Mortgage-Backed Securities, Series K707, Class X1, 1.70%, 12/25/18 (c)		72	5,937
Mortgage-Backed Securities — 29.2%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/12/42 (h)		400	410,188
3.31%, 12/01/40 (c)		19	20,134
3.50%, 11/01/26-7/15/42 (h)		754	794,099
4.00%, 9/01/25-7/15/42 (h)		1,408	1,508,008
4.50%, 6/01/26-7/15/42 (h)		862	928,780
4.80%, 8/01/38 (c)		34	36,778
5.00%, 7/01/34-8/15/42 (h)		486	526,779
5.50%, 9/01/34-8/15/42 (h)		507	555,684
6.00%, 12/01/31-8/15/42 (h)		1,280	1,408,601
6.50%, 5/01/40		150	169,377
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/15/42 (h)		100	106,109
4.50%, 7/15/42-8/15/42 (h)		200	213,547
5.00%, 3/01/38-7/15/42 (h)		300	322,432
5.50%, 4/01/38-1/01/40		92	100,080
6.00%, 6/01/35		27	29,308
Ginnie Mae Mortgage-Backed Securities (h):
4.00%, 7/15/42		100	109,203
4.50%, 7/15/42		200	218,656
5.00%, 7/15/42		200	220,062

			7,677,825
Total US Government Sponsored Agency Securities — 30.5%			8,022,065

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations		Par (000)	Value

US Treasury Bonds:
3.13%, 2/15/42	USD	192	$206,220
3.00%, 5/15/42		485	507,962
US Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		36	37,381
US Treasury Notes:
0.63%, 1/31/13 (i)		115	115,292
0.25%, 5/31/14		115	114,856
0.50%, 8/15/14		45	45,151
2.50%, 4/30/15		35	37,048
0.38%, 6/15/15		260	259,777
0.63%, 5/31/17 (j)		260	258,802
0.63%, 6/30/17		510	510,518
1.13%, 5/31/19		150	150,234
1.00%, 6/30/19		150	148,805
1.75%, 5/15/22 (j)		1,020	1,028,287
Total US Treasury Obligations — 13.0%			3,420,333
Total Fixed Income Securities — 63.5%			16,699,392

Preferred Securities

Capital Trusts
Commercial Banks — 0.1%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (c)		15	14,906
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		5	5,000

			19,906
Consumer Finance — 0.1%
Capital One Capital VI, 8.88%, 5/15/40		30	30,488
Insurance — 0.1%
American International Group, Inc., 8.18%, 5/15/58 (c)		5	5,425
Swiss Re Capital I LP, 6.85% (b)(c)(k)		15	13,818
XL Group Plc, Series E, 6.50% (c)(k)		20	16,250

			35,493
Total Capital Trusts — 0.3%			85,887

Trust Preferred		Shares
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		481	12,971
Total Preferred Securities – 0.4%			98,858
Total Long-Term Investments (Cost — $31,440,114) — 124.9%			32,833,437

Short-Term Securities		Beneficial Interest (000)	Value

Bank of New York Cash Reserves, 0.01% (l)	USD	87	$87,216
Total Short-Term Securities (Cost — $87,216) — 0.3%			87,216

Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 99.00, Expires 8/10/12		7	788
Exchange-Traded Put Options — 0.0%
10-Year US Treasury Note, Strike Price USD 131.00, Expires 7/27/12		5	547

		Notional Amount (000)
Over-the-Counter Call Options — 0.0%
USD Currency:
Strike Price JPY 85.00, Expires 8/24/12, Broker Citibank NA		185	181
Strike Price JPY 85.00, Expires 8/24/12, Broker Goldman Sachs Group, Inc.		185	181

			362
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 07/23/12, Broker Deutsche Bank AG		100	—
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 03/20/17, Broker Deutsche Bank AG		100	2,632
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 03/21/13, Broker Deutsche Bank AG		200	312

			2,944
Total Options Purchased (Cost — $17,078) — 0.1%			4,641
Total Investments Before TBA Sale Commitments and Options Written (Cost — $31,544,408) — 125.3%			32,925,294

TBA Sale Commitments (h)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/15/42		300	(307,641)
3.50%, 7/15/42		600	(630,656)
4.00%, 7/15/42—8/15/42		1,100	(1,170,453)
4.50%, 7/15/42		200	(214,531)
5.00%, 7/15/42		200	(216,438)
5.50%, 7/15/42		200	(218,156)
6.00%, 7/15/42		800	(879,125)

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

TBA Sale Commitments (h)		Par (000)	Value

Freddie Mac Mortgage-Backed Securities:
4.50%, 7/15/42	USD	100	$(106,797)
5.00%, 7/15/42		200	(214,969)
Total TBA Sale Commitments (Proceeds — $3,950,605) — (15.1)%			(3,958,766)

Options Written		Contracts
Exchange-Traded Call Options — (0.0)%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 99.13, Expires 8/10/12		7	(262)
Exchange-Traded Put Options — (0.0)%
10-Year US Treasury Note, Strike Price USD 129.50, Expires 7/27/12		5	(156)

		Notional Amount (000)
Over-the-Counter Call Options — (0.0)%
EUR Currency, Strike Price USD 1.28, Expires 7/31/12, Broker Goldman Sachs Group, Inc.	EUR	92	(2,071)
USD Currency:
Strike Price JPY 90.00, Expires 8/24/12, Broker Goldman Sachs International	USD	185	(21)
Strike Price JPY 90.00, Expires 8/24/12, Broker Citibank NA		370	(41)

			(2,133)
Over-the-Counter Interest Rate Call Swaptions — (0.0)%
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		100	(881)
Over-the-Counter Interest Rate Put Swaptions — (0.0)%
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		200	(2,646)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Morgan Stanley		200	(189)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		100	(1,170)

			(4,005)
Total Options Written (Premiums Received — 13,065) — 0.0%			(7,437)
Total Investments, Net of TBA Sale Commitments and Options Written — 110.2%			28,959,091
Liabilities in Excess of Other Assets — (10.2)%			(2,669,929)

Net Assets — 100.0%			$26,289,162

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$19,996	—
UBS AG	$10,157	—

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp . . . . . .	—	$(218)
Barclays Plc. . . . . . . . . . . . .	—	$66
Citigroup, Inc. . . . .	$4,125	$(1,469)
Credit Suisse Group AG . . . . . . . . .	$116,859	$(555)
Goldman Sachs Group, Inc. . . . . . .	$123,015	$(1,664)
JPMorgan Chase & Co. . . . . . . . . . .	$108,672	$336
Morgan Stanley . . . . . . . . . . . . . . . .	$206,031	$133
Nomura Trust and Banking Co., Ltd	$220,063	$(984)
Royal Bank of Scotland Group Plc .	—	$23

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Represents the current yield as of report date.

—	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	272,440	(272,440)	—	$195

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—	Reverse repurchase agreements outstanding as of June 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
BNP Paribas SA	(0.08)%	6/29/12	7/02/12	$260,323	$260,325
Credit Suisse Group AG	(0.09)%	6/29/12	7/02/12	1,031,467	1,031,475
Total				$1,291,790	$1,291,800

—	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
2	10-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	USD	256,812	$(1,721)
2	30-Year US Treasury Bond	Chicago Board of Trade	September 2012	USD	295,938	(1,879)
5	2-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	1,100,938	(299)
3	5-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	371,906	(649)
2	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	495,525	(80)
2	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	494,975	(105)
2	90-Day Euro-Dollar	Chicago Mercantile	September 2015	USD	494,350	(143)
2	90-Day Euro-Dollar	Chicago Mercantile	December 2015	USD	493,625	(205)
Total						$(5,081)

—	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
3	German Euro-Bund	Eurex	September 2012	USD	534,927	$8,108
5	3-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	USD	564,926	2,263
3	10-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	400,125	210
4	Ultra-Long US Treasury Bond	Chicago Board of Trade	September 2012	USD	667,375	(9,363)
2	90-Day Australia Bank Bill	Australian Securities Exchange	December 2012	USD	2,031,769	542
2	3-Month Canada Bankers Acceptance	Montreal Exchange	June 2013	USD	485,021	(2,132)
Total						$(372)

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF 96,028	EUR 80,000	UBS AG	7/11/12	$(55)
EUR 40,000	CHF 48,039	Citibank NA	7/11/12	2
EUR 40,000	CHF 48,034	UBS AG	7/11/12	6
USD 26,307	EUR 20,000	Citibank NA	7/25/12	993
USD 94,384	EUR 71,500	JPMorgan Chase & Co.	7/25/12	3,885
USD 142,162	EUR 110,000	Royal Bank of Scotland Group Plc	7/25/12	2,933
USD 50,221	AUD 50,000	UBS AG	7/31/12	(819)
USD 56,116	EUR 45,000	Citibank NA	7/31/12	(844)
USD 25,406	EUR 20,000	Citibank NA	7/31/12	91
USD 68,760	EUR 55,000	Deutsche Bank AG	7/31/12	(858)
USD 37,383	EUR 30,000	UBS AG	7/31/12	(590)
USD 30,000	JPY 2,381,364	Citibank NA	8/28/12	186
USD 27,191	CNY 175,000	Standard Chartered Plc	6/07/13	(164)
USD 27,237	CNY 175,000	Standard Chartered Plc	6/07/13	(118)
Total				$4,648

—	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley	9/20/13	USD	55	$(338)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	USD	40	10,477
Sara Lee Corp.	1.00%	JPMorgan Chase & Co.	3/20/17	USD	12	—
Total						$10,139

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—	Credit default swaps on single-name issues—sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD 10	$90
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD 20	153
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD 10	1
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	USD 13	(39)
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	USD 15	35
MetLife, Inc.	1.00%	Citibank NA	3/20/17	A-	USD 5	(86)
MetLife, Inc.	1.00%	UBS AG	3/20/17	A-	USD 10	(172)
Total						$(18)

[1]	Using Standard & Poor’s (“S&P”s) rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging Markets Series 14, Version 1	5.00%	Morgan Stanley	12/20/15	USD 20	$152
Dow Jones CDX North America Investment Grade Index Series 16, Version 1	1.00%	Credit Suisse Group AG	6/20/16	USD 13	(132)
Dow Jones CDX North America Investment Grade Index Series 16, Version 1	1.00%	JPMorgan Chase & Co.	6/20/16	USD 1	(6)
Dow Jones CDX North America Investment Grade Index Series 17, Version 1	1.00%	Morgan Stanley	12/20/16	USD 120	(1,024)
Total					$(1,010)

—	Credit default swaps on traded indexes—sold protection outstanding as of June 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD 59	$436
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD 30	359
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD 59	349
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Morgan Stanley	6/20/17	B+	USD 30	433
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A-	USD 10	195
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley	12/13/49	A+	USD 15	569
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley	2/17/51	A-	USD 15	459
Total						$2,800

[3]	Using S&P’s rating of the underlying securities.
[4]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.72% [1]	3-month CBA	Deutsche Bank AG	5/03/14	CAD	285	$(1,239)
1.72% [1]	3-month CBA	Morgan Stanley	5/03/14	CAD	285	(1,239)
0.54% [2]	3-month LIBOR	Barclays Plc	6/26/14	USD	400	(76)
0.56% [1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	2,000	(223)
0.55% [1]	3-month LIBOR	Credit Suisse Group AG	7/03/14	USD	400	—
1.39% [1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	200	(4,403)
1.39% [1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	400	(8,806)
1.09% [1]	3-month LIBOR	Morgan Stanley	5/09/17	USD	100	(713)
2.38% [1]	3-month LIBOR	Morgan Stanley	11/17/17	USD	100	(6,996)
3.27% [1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	30	(4,104)
2.69% [1]	3-month LIBOR	Citibank NA	8/09/21	USD	100	(8,769)
2.40% [2]	3-month LIBOR	Bank of America NA	10/21/21	USD	100	6,169
2.10% [1]	3-month LIBOR	Morgan Stanley	1/05/22	USD	50	(1,677)
2.36% [1]	3-month LIBOR	Citibank NA	3/26/22	USD	100	(5,573)
2.82% [1]	3-month CBA	Deutsche Bank AG	5/18/22	CAD	100	68
2.86% [1]	3-month CBA	Morgan Stanley	5/23/22	CAD	100	(66)
Total						$(37,647)

[1]	Fund pays a fixed rate and receives floating rate.
[2]	Fund pays a floating rate and receives fixed rate.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$16,035,187	—	—	$16,035,187
Asset- Backed Securities	—	$608,127	$69,642	677,769
Corporate Bonds	—	3,373,383	—	3,373,383
Foreign Agency Obligations.	—	331,965	—	331,965
Non-Agency Mortgage-Backed Securities	—	817,273	27,692	844,965
Preferred Securities	12,971	85,887	—	98,858
Taxable Municipal Bonds	—	28,912	—	28,912
US Government Sponsored Agency Securities	—	8,022,065	—	8,022,065
US Treasury Obligations.	—	3,420,333	—	3,420,333
Short-Term Securities:
Money Market Funds	87,216	—	—	87,216
Liabilities:
Investments:
TBA Sale Commitments	—	(3,958,766)	—	(3,958,766)

Total	$16,135,374	$12,729,179	$97,334	$28,961,887

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$13,708	—	$13,708
Foreign currency exchange contracts	—	8,458	—	8,458
Interest rate contracts	$12,458	9,181	—	21,639
Liabilities:			—
Credit contracts	—	(1,797)		(1,797)
Foreign currency exchange contracts	—	(5,581)	—	(5,581)
Interest rate contracts	(16,994)	(48,770)	—	(65,764)

Total	$(4,536)	$(24,801)	—	$(29,337)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency	$22,796	—	—	$22,796
Liabilities:
Reverse repurchase agreements	—	$(1,291,800)	—	(1,291,800)

Total	$22,796	$(1,291,800)	—	$(1,269,004)

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	Total
Assets:
Opening balance, as of December 31, 2011	$241,315	$38,630	$279,945
Transfers into Level 3[2]	—	—	—
Transfers out of Level 3[2]	(183,692)	(9,212)	(192,904)
Accrued discounts/premiums	21	488	509
Net realized gain (loss)	532	361	893
Net change in unrealized appreciation/depreciation[3]	208	200	408
Purchases	38,798	—	38,798
Sales	(27,540)	(2,775)	(30,315)

Closing Balance, as of June 30, 2012	$69,642	$27,692	$97,334

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2012 was $263.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Liabilities:
Opening balance, as of December 31, 2011	$(48)
Transfers into Level 3[2]	—
Transfers out of Level 3[2]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	48
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—

Closing Balance, as of June 30, 2012	—

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of June 30, 2012 was $48.

[5]	Issues represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments as of the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$31,544,408)	$32,925,294
TBA sale commitments receivable	3,950,605
Investments sold receivable	813,935
Interest receivable	87,725
Foreign currency at value (cost—$23,546)	22,796
Unrealized appreciation on swaps	19,945
Dividends receivable	16,567
Unrealized appreciation on foreign currency exchange contracts	8,096
Variation margin receivable	9,264
Swaps receivable	1,133
Swap premiums paid	927
Prepaid expenses	198

Total assets	37,856,485

Liabilities:
Investments purchased payable	6,173,877
TBA sale commitments at value (proceeds—$3,950,605)	3,958,766
Reverse repurchase agreements	1,291,800
Unrealized depreciation on swaps	45,681
Swap premiums received	18,250
Investment advisory fees payable	11,656
Swaps payable	8,492
Options written at value (premiums received—$13,065)	7,437
Unrealized depreciation on foreign currency exchange contracts	3,448
Interest expense payable	5,093
Capital shares redeemed payable	1,104
Other affiliates payable	174
Other liabilities	14,694
Other accrued expenses payable	26,851

Total liabilities	11,567,323

Net Assets	$26,289,162

Net Assets Consist of:
Paid-in capital	$28,319,083
Undistributed net investment income	243,695
Accumulated net realized loss	(3,624,359)
Net unrealized appreciation/depreciation	1,350,743

Net Assets	$26,289,162

Net Asset Value:
Class 1—Based on net assets of $26,289,162 and 2,049,627 shares outstanding, 100 million shares authorized, $0.10 par value	$12.83

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$173,754
Foreign taxes withheld	(194)
Dividends—affiliated	195
Interest	212,783

Total income	386,538

Expenses:
Investment advisory	75,117
Accounting services	22,758
Custodian	19,341
Professional	16,627
Transfer agent	11,751
Officer and Directors	8,747
Printing	5,320
Miscellaneous	14,647

Total expenses excluding interest expense	174,308
Interest expense	756

Total expenses	175,064
Less fees waived by advisor	(1,071)
Less transfer agent fees reimbursed	(9,179)

Total expenses after fees waived and reimbursed	164,814

Net investment income	221,724

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	749,561
Financial futures contracts	(33,307)
Foreign currency transactions	26,501
Options written	21,952
Borrowed bonds	454
Swaps	(12,464)

752,697

Net change in unrealized appreciation/depreciation on:
Investments	292,111
Financial futures contracts	5,601
Foreign currency transactions	(12,854)
Options written	10,750
Swaps	(29,367)

266,241

Total realized and unrealized gain	1,018,938

Net Increase in Net Assets Resulting from Operations	$1,240,662

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$221,724	$489,601
Net realized gain	752,697	2,209,376
Net change in unrealized appreciation/depreciation	266,241	(1,537,961)

Net increase in net assets resulting from operations	1,240,662	1,161,016

Dividends to Shareholders From:
Net investment income	—	(597,964)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(1,811,228)	(3,344,744)

Net Assets:
Total decrease in net assets	(570,566)	(2,781,692)
Beginning of period	26,859,728	29,641,420

End of period	$26,289,162	$26,859,728

Undistributed net investment income	$243,695	$21,971

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010		2009		2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$12.26		$12.07		$11.30		$9.79		$14.16	$13.76

Net investment income[1]	0.10		0.21		0.18		0.22		0.29	0.31
Net realized and unrealized gain (loss)	0.47		0.26		0.81		1.53		(4.35)	0.42

Net increase (decrease) from investment operations	0.57		0.47		0.99		1.75		(4.06)	0.73

Dividends from net investment income	—		(0.28)		(0.22)		(0.24)		(0.31)	(0.33)

Net asset value, end of period	$12.83		$12.26		$12.07		$11.30		$9.79	$14.16

Total Investment Return:[2]
Based on net asset value	4.65%	[3]	3.84%		8.76%		17.93%		(28.62)%	5.31%

Ratios to Average Net Assets:
Total expenses	1.29%	[4]	1.16%		1.14%		1.08%		0.92%	0.75%

Total expenses after fees waived	1.21%	[4]	1.14%		1.14%		1.07%		0.92%	0.75%

Total expenses after fees waived and excluding interest expense	1.21%	[4]	1.13%		1.10%		1.07%		0.90%	0.75%

Net investment income	1.63%	[4]	1.71%		1.60%		2.19%		2.37%	2.14%

Supplemental Data:
Net assets, end of period (000)	$26,289		$26,860		$29,641		$31,498		$32,191	$56,550

Portfolio turnover	279%	[5]	570%	[6]	730%	[7]	381%	[8]	344% [9]	385%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 230%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 400%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 547%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 263%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 260%.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland Corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Balanced Capital V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans)

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Debt Obligations:    The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statement of Operations. The Fund may pay a fee on the

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statement of Assets and Liabilities. Due to

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation1; Unrealized appreciation on swaps[1]; Investments at value-unaffiliated[2]	$21,639
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value-unaffiliated[2]	8,458
Credit contracts	Unrealized appreciation on swaps	13,708
Total		$43,805

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized depreciation1; Unrealized depreciation on swaps[1]; Options written at value	$(65,764)
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	(5,581)
Credit contracts	Unrealized depreciation on swaps[1]	(1,797)
Total		$(73,142)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(33,307)
Swaps	(12,801)
Options[2]	(39,330)
Foreign currency exchange contracts:
Foreign currency transactions	16,198
Options[2]	1,890
Credit contracts:
Swaps	337

Total	$(67,013)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$5,601
Swaps	(15,054)
Options[2]	15,384
Foreign currency exchange contracts:
Foreign currency transactions	(12,766)
Options[2]	(2,049)
Credit contracts:
Swaps	(14,313)
Options[2]	(2,143)

Total	$(25,340)

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	19
Average number of contracts sold	21
Average notional value of contracts purchased	$3,561,110
Average notional value of contracts sold	$4,895,459
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	12
Average number of contracts — US dollars sold	4
Average US dollar amounts purchased	$678,758
Average US dollar amounts sold	$219,147
Options:
Average number of option contracts purchased	657,509
Average number of option contracts written	758,506
Average notional value of option contracts purchased	$676,250
Average notional value of option contracts written	$769,750
Average number of swaption contracts purchased	5
Average number of swaption contracts written	6
Average notional value of swaption contracts purchased	$550,000
Average notional value of swaption contracts written	$1,100,000

Credit default swaps:
Average number of contracts — buy protection	7
Average number of contracts — sell protection	13
Average notional value — buy protection	$259,739
Average notional value — sell protection	$236,600
Interest rate swaps:
Average number of contracts — pays fixed rate	8
Average number of contracts — receives fixed rate	7
Average notional value — pays fixed rate	$2,168,155
Average notional value — receives fixed rate	$1,040,000
Total return swaps:
Average number of contracts	1
Average notional value	$70,728

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.55%
$1 billion — $3 billion	0.52%
$3 billion — $5 billion	0.50%
$5 billion — $10 billion	0.48%
Greater Than $10 billion	0.47%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock Financial Management, Inc. (“BFM”), both affiliates of the Manager. The Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $171 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses to 0.00% of average daily net assets.

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $61,966,755 and $63,209,497, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2012 were $19,979,490 and $19,850,709, respectively.

For the six months ended June 30, 2012, purchases and sales of mortgage dollar rolls were $15,560,069 and $15,570,263, respectively.

Transactions in options written for the six months ended June 30, 2012, were as follows:

	Calls
	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$820	$20,350
Options written	7	947	10,683
Options exercised	—	(300)	(2,602)
Options expired	—	(120)	(633)
Options closed	—	(600)	(22,857)

Outstanding options, end of period	7	$747	$4,941

	Puts
	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$1,837	$48,516
Options written	32	4,060	32,920
Options exercised	—	(768)	(20,104)
Options expired	(8)	(2,944)	(23,587)
Options closed	(19)	(1,685)	(29,621)

Outstanding options, end of period	5	$500	$8,124

5.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$4,269,677

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$31,585,426

Gross unrealized appreciation	$1,975,410
Gross unrealized depreciation	(635,542)

Net unrealized appreciation	$1,339,868

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

For the six months ended June 30, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreement and treasury roll transactions for the Fund were $1,368,028 and 0.11%, respectively.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.    Capital Share Transactions:

Transactions in Class I shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	3,471	$44,635	1,891	$24,407
Shares issued to shareholders in reinvestment of dividends	—	—	48,252	597,964
Shares redeemed	(144,004)	(1,855,863)	(315,914)	(3,967,115)

Net decrease	(140,533)	$(1,811,228)	(265,771)	$(3,344,744)

9.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the amount of $0.0207 per share on 7/20/12 to shareholders of record on 7/18/12.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Basic Value V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended June 30, 2012, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

—

The Fund’s positioning in the financials sector detracted from performance relative to the benchmark index, most notably due to holdings of diversified financial services firms and insurers and a lack of exposure to real estate investment trusts (“REITS”) and consumer finance companies. In the energy sector, an overweight to energy services companies and stock selection within the oil, gas & consumable fuels industry had a negative impact on results. In consumer discretionary, the Fund’s holdings in multiline retailers posted negative returns, while its media holdings delivered weak performance and a lack of exposure to household durables hindered results. Also detracting from performance was stock selection in health care, particularly in the health care providers & services and health care equipment & supplies industries, and in the consumer staples sector, where selection among food retailers and food producers hurt returns. The Fund’s metals & mining positions within the materials sector had a negative impact, as did an underweight to the telecommunications services sector. On an individual security basis, holdings in Peabody Energy Corp., Halliburton Co., The Western Union Co. and Jacobs Engineering Group Inc., detracted from performance, as did a lack of ownership of Bank of America Corp.

—

Conversely, the Fund benefited from stock selection in the industrials sector, most notably within the airlines and aerospace & defense industries. A meaningful underweight to the utilities sector also had a positive impact. Notable individual contributors to performance for the period included holdings in Microsoft Corp., Delta Air Lines, Inc., Comcast Corp. and Textron, Inc., as well as an underweight position in Procter & Gamble Co.

Describe recent portfolio activity.

—

During the six-month period, the Fund reduced exposure to the health care sector by trimming its holdings in that space. Also during the period, the Fund sold Textron, Inc. (industrials), sold IBM Corp. and initiated a position in Oracle Corp. (information technology, “IT”), and slightly increased exposure to the energy sector by initiating a position in Weatherford International Ltd. In consumer discretionary, the Fund sold General Motors Co. and initiated positions in Ford Motor Co. and JC Penney Co. Inc.

Describe portfolio positioning at period end.

—

Relative to the Russell 1000® Value Index, the Fund ended the period overweight in the IT, health care, industrials, consumer staples and materials sectors, and underweight in financials, utilities, energy, consumer discretionary and telecommunications services.

—

The US economy continues to recover, although at a moderate pace amid ongoing fiscal and economic stresses in Europe. In addition, while emerging markets continue to be significant contributors to global growth, there is some concern that those economies may be cooling. These international pressures coincide with a Presidential election year in the United States, which may perpetuate high levels of uncertainty for both corporations and consumers. On the positive side, recent US housing data has suggested that the sector could be headed for repair. Corporate profits remain robust and corporate balance sheets are strong. It is portfolio management’s view that current valuations of many companies reflect an anticipated retrenchment in profitability, a scenario that management does not expect to unfold. As such, the Fund seeks to take advantage of price and valuation dislocations in areas such as financials and IT, while at the same time maintaining an overweight to the less cyclical sectors such as health care and consumer staples, where there are also many compelling investment opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equities that Fund management believes are undervalued.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I Shares[5]	5.51%	(1.84)%	(1.97)%	5.05%
Class II Shares[5]	5.44	(2.04)	(2.12)	4.88
Class III Shares[5]	5.36	(2.17)	(2.23)	4.77	[7]
S&P 500® Index	9.49	5.45	0.22	5.33
Russell 1000® Value Index	8.68	3.01	(2.19)	5.28

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Fund Information as of June 30, 2012

Investment Criteria	Percent of Long-Term Investments
Above-Average Yield	45%
Price-to-Earnings Per Share	18
Price-to-Cash Flow	15
Low Price-to-Book Value	12
Below-Average Price/Earnings Ratio	10

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,055.10	$3.47	$1,000.00	$1,021.47	$3.42	0.68%
Class II	$1,000.00	$1,054.40	$4.29	$1,000.00	$1,020.69	$4.22	0.84%
Class III	$1,000.00	$1,053.60	$4.80	$1,000.00	$1,020.17	$4.72	0.94%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield — 44.8%
Aerospace & Defense — 1.4%
Honeywell International, Inc.	102,000	$5,695,680
Beverages — 1.2%
PepsiCo, Inc.	70,000	4,946,200
Chemicals — 1.8%
E.I. du Pont de Nemours & Co.	144,100	7,287,137
Commercial Banks — 1.4%
U.S. Bancorp	180,129	5,792,948
Containers & Packaging — 0.3%
Sealed Air Corp.	79,200	1,222,848
Diversified Financial Services — 3.4%
JPMorgan Chase & Co.	384,476	13,737,327
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	148,495	5,295,332
Verizon Communications, Inc.	132,500	5,888,300

		11,183,632
Electric Utilities — 2.1%
The Southern Co.	181,900	8,421,970
Food & Staples Retailing — 0.3%
Walgreen Co.	48,300	1,428,714
Food Products — 1.7%
Unilever NV — ADR	208,200	6,943,470
Household Products — 2.0%
Kimberly-Clark Corp.	60,100	5,034,577
The Procter & Gamble Co.	48,800	2,989,000

		8,023,577
Industrial Conglomerates — 3.1%
General Electric Co.	608,800	12,687,392
Insurance — 2.3%
The Travelers Cos., Inc.	144,008	9,193,471
Metals & Mining — 1.0%
Nucor Corp.	112,200	4,252,380
Multi-Utilities — 1.9%
Dominion Resources, Inc.	145,500	7,857,000
Multiline Retail — 0.5%
J.C. Penney Co., Inc.	89,900	2,095,569
Oil, Gas & Consumable Fuels — 4.8%
Chevron Corp.	32,800	3,460,400
Exxon Mobil Corp.	115,100	9,849,107
Marathon Oil Corp.	243,072	6,215,351

		19,524,858
Pharmaceuticals — 10.7%
Eli Lilly & Co.	111,200	4,771,592
Johnson & Johnson	167,500	11,316,300
Merck & Co., Inc.	342,381	14,294,407
Pfizer, Inc.	582,520	13,397,960

		43,780,259
Software — 2.2%
Microsoft Corp.	293,000	8,962,870
Total Above-Average Yield		183,037,302

Common Stocks	Shares	Value

Below-Average Price/Earnings Ratio — 10.0%
Diversified Financial Services — 2.1%
Citigroup, Inc.	314,030	$8,607,562
Energy Equipment & Services — 2.0%
Noble Corp. (a)	245,341	7,980,943
Insurance — 4.7%
ACE Ltd.	82,200	6,093,486
MetLife, Inc.	261,021	8,052,498
Prudential Financial, Inc.	108,800	5,269,184

		19,415,168
Media — 1.2%
Viacom, Inc., Class B	104,100	4,894,782
Total Below-Average Price/Earnings Ratio		40,898,455
Low Price-to-Book Value — 11.7%
Commercial Banks — 3.2%
Wells Fargo & Co.	392,700	13,131,888
Energy Equipment & Services — 2.3%
Halliburton Co.	193,400	5,490,626
Weatherford International Ltd. (a)	299,464	3,782,230

		9,272,856
Insurance — 2.0%
Hartford Financial Services Group, Inc.	457,991	8,074,382
Metals & Mining — 0.9%
Alcoa, Inc.	415,800	3,638,250
Oil, Gas & Consumable Fuels — 2.3%
Devon Energy Corp.	125,500	7,277,745
Hess Corp.	53,400	2,320,230

		9,597,975
Semiconductors & Semiconductor Equipment — 1.0%
Micron Technology, Inc. (a)	661,500	4,174,065
Total Low Price-to-Book Value		47,889,416
Price-to-Cash Flow — 15.4%
Biotechnology — 0.7%
Amgen, Inc.	41,700	3,045,768
Construction & Engineering — 1.9%
Jacobs Engineering Group, Inc. (a)(b)	203,100	7,689,366
Food & Staples Retailing — 1.3%
The Kroger Co.	230,400	5,342,976
Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	96,100	5,107,715
Industrial Conglomerates — 2.2%
Tyco International Ltd.	170,600	9,016,210
IT Services — 2.0%
The Western Union Co.	486,200	8,187,608
Media — 3.8%
Comcast Corp., Special Class A	141,800	4,452,520
Time Warner, Inc.	171,233	6,592,470
The Walt Disney Co.	89,200	4,326,200

		15,371,190

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Price-to-Cash Flow (concluded)
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	70,165	$2,390,522
Oil, Gas & Consumable Fuels — 1.1%
Peabody Energy Corp.	180,550	4,427,086
Semiconductors & Semiconductor Equipment — 0.5%
Marvell Technology Group Ltd.	192,840	2,175,235
Total Price-to-Cash Flow		62,753,676
Price-to-Earnings Per Share — 17.8%
Airlines — 1.8%
Delta Air Lines, Inc. (a)	650,800	7,126,260
Automobiles — 0.3%
Ford Motor Co.	136,800	1,311,912
Communications Equipment — 1.9%
Cisco Systems, Inc.	455,300	7,817,501
Electronic Equipment, Instruments & Components — 2.3%
Corning, Inc.	731,900	9,463,467
Energy Equipment & Services — 1.0%
Ensco Plc, Class A	90,025	4,228,474
Food Products — 1.7%
Archer-Daniels-Midland Co.	231,700	6,839,784
Health Care Equipment & Supplies — 2.7%
Medtronic, Inc.	279,638	10,830,380
Health Care Providers & Services — 1.1%
Aetna, Inc.	111,200	4,311,224
Insurance — 1.9%
Aflac, Inc.	93,500	3,982,165
Lincoln National Corp.	175,657	3,841,619

		7,823,784
Semiconductors & Semiconductor Equipment — 1.8%
LSI Corp. (a)	1,173,251	7,473,609
Software — 1.3%
Oracle Corp.	183,700	5,455,890
Total Price-to-Earnings Per Share		72,682,285
Total Long-Term Investments (Cost — $385,357,533) — 99.7%		407,261,134

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (c)(d)(e)	$2,490	2,490,000
Total Short-Term Securities (Cost — $2,490,000) — 0.6%		2,490,000
Total Investments (Cost — $387,847,533) — 100.3%		409,751,134
Liabilities in Excess of Other Assets — (0.3)%		(1,178,032)

Net Assets — 100.0%		$408,573,102

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	801,861	$(801,861)	—	$2,946
BlackRock Liquidity Series LLC, Money Market Series	$4,899,086	$(2,409,086)	$2,490,000	$1,709

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$407,261,134	—	—	$407,261,134
Short-Term Securities	—	$2,490,000	—	2,490,000

Total	$407,261,134	$2,490,000	—	$409,751,134

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes. As of June 30, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank Overdraft	—	$(381,789)	—	$(381,789)
Collateral on Securities Loaned at Value	—	(2,490,000)	—	(2,490,000)

Total	—	$(2,871,789)	—	$(2,871,789)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $2,513,904) (cost—$385,357,533)	$407,261,134
Investments at value—affiliated (cost—$2,490,000)	2,490,000
Investments sold receivable	1,458,032
Dividends receivable—unaffiliated	511,754
Capital shares sold receivable	393,103
Securities lending income receivable—affiliated	88
Dividends receivable—affiliated	29
Prepaid expenses	4,142

Total assets	412,118,282

Liabilities:
Collateral on securities loaned at value	2,490,000
Bank overdraft	381,789
Capital shares redeemed payable	330,424
Investment advisory fees payable	195,589
Distribution fees payable	8,479
Other affiliates payable	2,289
Other accrued expenses payable	136,610

Total liabilities	3,545,180

Net Assets	$408,573,102

Net Assets Consist of:
Paid-in capital	$445,222,352
Undistributed net investment income	3,471,484
Accumulated net realized loss	(62,024,335)
Net unrealized appreciation/depreciation	21,903,601

Net Assets	$408,573,102

Net Asset Value:
Class I—Based on net assets of $363,923,813 and 30,187,661 shares outstanding, 300 million shares authorized, $0.10 par value	$12.06

Class II—Based on net assets of $6,304,568 and 524,602 shares outstanding, 100 million shares authorized, $0.10 par value	$12.02

Class III—Based on net assets of $38,344,721 and 3,200,192 shares outstanding, 100 million shares authorized, $0.10 par value	$11.98

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$5,000,088
Dividends—affiliated	2,946
Securities lending—affiliated	1,709
Foreign taxes withheld	(21,753)

Total income	4,982,990

Expenses:
Investment advisory	1,278,068
Transfer agent—Class I	119,922
Transfer agent—Class II	2,550
Transfer agent—Class III	11,125
Distribution—Class II	4,960
Distribution—Class III	48,956
Accounting services	43,336
Professional	23,553
Printing	20,711
Custodian	18,265
Officer and Directors	12,680
Miscellaneous	17,087

Total expenses	1,601,213
Less fees waived by advisor	(1,499)
Less transfer agent fees reimbursed—Class I	(81,423)
Less transfer agent fees reimbursed—Class II	(1,671)
Less transfer agent fees reimbursed—Class III	(5,114)

Total expenses after fees waived and reimbursed	1,511,506

Net investment income	3,471,484

Realized and Unrealized Gain:
Net realized gain from investments	13,504,761
Net change in unrealized appreciation/depreciation on investments	5,670,920

Total realized and unrealized gain	19,175,681

Net Increase in Net Assets Resulting from Operations	$22,647,165

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$3,471,484	$6,996,337
Net realized gain	13,504,761	39,271,160
Net change in unrealized appreciation/depreciation	5,670,920	(56,543,646)

Net increase (decrease) in net assets resulting from operations	22,647,165	(10,276,149)

Dividends to Shareholders From:
Net investment income:
Class I	—	(6,983,861)
Class II	—	(112,455)
Class III	—	(579,631)

Decrease in net assets resulting from dividends to shareholders	—	(7,675,947)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(22,657,976)	(44,478,859)

Net Assets:
Total decrease in net assets	(10,811)	(62,430,955)
Beginning of period	408,583,913	471,014,868

End of period	$408,573,102	$408,583,913

Undistributed net investment income	$3,471,484	—

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$11.43		$11.94	$10.75	$8.35	$13.86	$15.91

Net investment income[1]	0.10		0.19	0.17	0.20	0.24	0.23
Net realized and unrealized gain (loss)	0.53		(0.48)	1.20	2.40	(5.34)	0.07

Net increase (decrease) from investment operations	0.63		(0.29)	1.37	2.60	(5.10)	0.30

Dividends and distributions from:
Net investment income	—		(0.22)	(0.18)	(0.20)	(0.28)	(0.25)
Net realized gain	—		—	—	—	(0.13)	(2.10)

Total dividends and distributions	—		(0.22)	(0.18)	(0.20)	(0.41)	(2.35)

Net asset value, end of period	$12.06		$11.43	$11.94	$10.75	$8.35	$13.86

Total Investment Return:[2]
Based on net asset value	5.51%	[3]	(2.45)%	12.80%	31.14%	(36.77)%	1.82%

Ratios to Average Net Assets:
Total expenses	0.73%	[4]	0.67%	0.67%	0.68%	0.68%	0.67%

Total expenses after fees waived	0.68%	[4]	0.67%	0.67%	0.68%	0.68%	0.67%

Net investment income	1.66%	[4]	1.58%	1.57%	2.17%	2.08%	1.37%

Supplemental Data:
Net assets, end of period (000)	$363,924		$366,990	$433,249	$486,440	$391,301	$810,621

Portfolio turnover	19%		58%	56%	43%	49%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights (continued)

	Class II
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$11.40		$11.91	$10.72	$8.33	$13.81	$15.86

Net investment income[1]	0.09		0.17	0.15	0.18	0.22	0.20
Net realized and unrealized gain (loss)	0.53		(0.48)	1.21	2.39	(5.32)	0.07

Net increase (decrease) from investment operations	0.62		(0.31)	1.36	2.57	(5.10)	0.27

Dividends and distributions from:
Net investment income	—		(0.20)	(0.17)	(0.18)	(0.25)	(0.22)
Net realized gain	—		—	—	—	(0.13)	(2.10)

Total dividends and distributions	—		(0.20)	(0.17)	(0.18)	(0.38)	(2.32)

Net asset value, end of period	$12.02		$11.40	$11.91	$10.72	$8.33	$13.81

Total Investment Return:[2]
Based on net asset value	5.44%	[3]	(2.64)%	12.67%	30.91%	(36.83)%	1.64%

Ratios to Average Net Assets:
Total expenses	0.89%	[4]	0.82%	0.82%	0.84%	0.83%	0.82%

Total expenses after fees waived	0.84%	[4]	0.82%	0.82%	0.84%	0.83%	0.82%

Net investment income	1.50%	[4]	1.42%	1.42%	2.03%	1.92%	1.22%

Supplemental Data:
Net assets, end of period (000)	$6,305		$6,462	$8,948	$9,611	$9,192	$20,427

Portfolio turnover	19%		58%	56%	43%	49%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$11.37		$11.89	$10.71	$8.32	$13.80	$15.86

Net investment income[1]	0.09		0.16	0.14	0.17	0.21	0.18
Net realized and unrealized gain (loss)	0.52		(0.49)	1.20	2.40	(5.30)	0.08

Net increase (decrease) from investment operations	0.61		(0.33)	1.34	2.57	(5.09)	0.26

Dividends and distributions from:
Net investment income	—		(0.19)	(0.16)	(0.18)	(0.26)	(0.22)
Net realized gain	—		—	—	—	(0.13)	(2.10)

Total dividends and distributions	—		(0.19)	(0.16)	(0.18)	(0.39)	(2.32)

Net asset value, end of period	$11.98		$11.37	$11.89	$10.71	$8.32	$13.80

Total Investment Return:[2]
Based on net asset value	5.36%	[3]	(2.78)%	12.51%	30.87%	(36.91)%	1.53%

Ratios to Average Net Assets:
Total expenses	0.97%	[4]	0.92%	0.92%	0.93%	0.93%	0.92%

Total expenses after fees waived	0.94%	[4]	0.92%	0.92%	0.93%	0.93%	0.92%

Net investment income	1.40%	[4]	1.37%	1.33%	1.91%	1.87%	1.12%

Supplemental Data:
Net assets, end of period (000)	$38,345		$35,132	$28,818	$22,298	$15,784	$23,265

Portfolio turnover	19%		58%	56%	43%	49%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Basic Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.60%
$1 billion — $3 billion	0.56%
$3 billion — $5 billion	0.54%
$5 billion — $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $2,348 for certain

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $910 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $78,559,732 and $98,559,849, respectively.

4.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$66,317,784

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$395,011,736

Gross unrealized appreciation	$45,228,572
Gross unrealized depreciation	(30,489,174)

Net unrealized appreciation	$14,739,398

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees, which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

6.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	378,278	$4,646,704	807,941	$9,598,717
Shares issued to shareholders in reinvestment of dividends	—	—	603,809	6,983,861
Shares redeemed	(2,305,619)	(28,238,077)	(5,568,036)	(66,719,360)

Net decrease	(1,927,341)	$(23,591,373)	(4,156,286)	$(50,136,782)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class II	Shares	Amount	Shares	Amount
Shares sold	2,274	$26,414	6,477	$75,020
Shares issued to shareholders in reinvestment of dividends	—	—	9,724	112,455
Shares redeemed	(44,532)	(542,600)	(200,493)	(2,328,879)

Net decrease	(42,258)	$(516,186)	(184,292)	$(2,141,404)

Class III
Shares sold	487,130	$6,025,222	1,239,113	$14,574,327
Shares issued to shareholders in reinvestment of dividends	—	—	50,329	579,631
Shares redeemed	(376,155)	(4,575,639)	(624,105)	(7,354,631)

Net increase	110,975	$1,449,583	665,337	$7,799,327

Total net decrease	(1,858,624)	$(22,657,976)	(3,675,241)	$(44,478,859)

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Capital Appreciation V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended June 30, 2012, the Fund underperformed its benchmark, the Russell 1000® Growth Index. The Fund also underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

—

The Fund’s underweight position in consumer staples, particularly in the second quarter, detracted from relative performance. Within the sector, stock selection also hindered performance as investments in The Procter & Gamble Co. and Green Mountain Coffee Roasters, Inc. each had a negative impact and overshadowed profitable investments in Whole Foods Market, Inc. and Costco Wholesale Corp. The Procter & Gamble Co. failed to keep up with the market rally during the first quarter, and the Fund’s position in the stock was eliminated after it was determined that the company’s turnaround efforts were not gaining traction. Green Mountain Coffee Roasters, Inc. fell sharply after reporting very disappointing financial results in May, suggesting that growth would be meaningfully less than expected, so the position was eliminated from the Fund. Stock selection in health care and industrials also negatively impacted performance during the six-month period. In health care, stock selection in pharmaceuticals and biotechnology accounted for the relative weakness, with Valeant Pharmaceuticals International and Celgene Corp. having the largest negative impact on results. In industrials, top holding The Boeing Co. notched a modest gain, but trailed the broader sector as investors wait to see if the company can meet its production targets for its new Dreamliner aircraft. In addition, investments in the cyclical machinery space, including Stanley

Black & Decker, Inc. and Eaton Corp., performed poorly as global growth expectations declined during the second quarter.

—

Fund performance benefited from stock selection in the consumer discretionary sector. The Fund’s top holding in consumer discretionary, Amazon.com, Inc., boosted performance, rising by 32% during the six months. Online sales continue to constitute a larger portion of retail sales, and Amazon.com, Inc. reported better-than-expected first quarter results. An underweight position in McDonald’s Corp. also added value, as the stock price declined after making a substantial gain in 2011. The Fund took the opportunity of the stock being down to initiate a position in McDonald’s Corp. during the period. Other key contributors in the sector included Comcast Corp. and The Home Depot, Inc. Outside of the consumer discretionary sector, other top holdings included Apple, Inc., Cerner Corp. and Salesforce.com, Inc.

Describe recent portfolio activity.

—

During the six-month period, the Fund’s allocation to several sectors shifted notably. Investments in the consumer discretionary and health care sectors were increased, while allocation to the energy sector was substantially reduced. Key positions initiated during the period included McDonald’s Corp., Priceline.com, Inc. and Express Scripts, Inc. The largest sales included The Procter & Gamble Co., Exxon Mobil Corp. and Schlumberger Ltd.

Describe portfolio positioning at period end.

—

At period end, the most notable sector positioning as compared to the benchmark Russell 1000® Growth Index included overweights in industrials and health care, and a significant underweight in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Fund management believes have shown above-average growth rates in earnings over the long term.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]		10 Years[6]
Class I Shares[5]	7.09%	(4.65)%	1.58%		4.51%
Class III Shares[5]	6.96	(4.85)	1.35	[7]	4.26	[7]
S&P 500® Index	9.49	5.45	0.22		5.33
Russell 1000® Growth Index	10.08	5.76	2.87		6.03

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Fund Information as of June 30, 2012

Sector Allocations	Percent of Long-Term Investments
Information Technology	31%
Consumer Discretionary	17
Industrials	15
Health Care	14
Consumer Staples	9
Financials	4
Energy	4
Materials	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]
Class I	$1,000.00	$1,070.90	$3.81	$1,000.00	$1,021.20	$3.72	0.74%
Class III	$1,000.00	$1,069.60	$5.04	$1,000.00	$1,019.98	$4.92	0.98%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 6.8%
The Boeing Co.	162,700	$12,088,610
Precision Castparts Corp.	21,500	3,536,535
United Technologies Corp.	46,000	3,474,380

		19,099,525
Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Class B	10,549	830,839
Auto Components — 0.3%
Allison Transmission Holdings, Inc.	50,400	885,024
Automobiles — 0.7%
Tesla Motors, Inc. (a)(b)	63,400	1,983,786
Beverages — 4.2%
The Coca-Cola Co.	107,600	8,413,244
PepsiCo, Inc.	49,500	3,497,670

		11,910,914
Biotechnology — 3.6%
Biogen Idec, Inc. (a)	33,900	4,894,482
Celgene Corp. (a)	56,400	3,618,624
Gilead Sciences, Inc. (a)	30,500	1,564,040

		10,077,146
Capital Markets — 1.7%
The Goldman Sachs Group, Inc.	29,700	2,847,042
Jefferies Group, Inc.	140,109	1,820,016

		4,667,058
Chemicals — 2.5%
Celanese Corp., Series A	74,200	2,568,804
Monsanto Co.	52,700	4,362,506

		6,931,310
Commercial Banks — 1.5%
Wells Fargo & Co.	123,900	4,143,216
Communications Equipment — 4.5%
F5 Networks, Inc. (a)	18,600	1,851,816
QUALCOMM, Inc.	195,700	10,896,576

		12,748,392
Computers & Peripherals — 11.1%
Apple, Inc. (a)	41,900	24,469,600
EMC Corp. (a)	135,800	3,480,554
Fusion-io, Inc. (a)(b)	51,485	1,075,522
NetApp, Inc. (a)	70,800	2,252,856

		31,278,532
Diversified Telecommunication Services —2.3%
Level 3 Communications, Inc. (a)(b)	55,600	1,231,540
Verizon Communications, Inc.	120,000	5,332,800

		6,564,340
Electrical Equipment — 0.5%
Roper Industries, Inc.	15,400	1,518,132
Energy Equipment & Services — 1.6%
National Oilwell Varco, Inc.	40,900	2,635,596
Noble Corp. (a)	53,700	1,746,861

		4,382,457
Food & Staples Retailing — 3.7%
Costco Wholesale Corp.	76,400	7,258,000
Whole Foods Market, Inc.	32,415	3,089,798

		10,347,798

Common Stocks	Shares	Value

Health Care Equipment & Supplies — 0.9%
Intuitive Surgical, Inc. (a)	4,700	$2,602,813
Health Care Providers & Services — 3.6%
AmerisourceBergen Corp.	74,200	2,919,770
Cardinal Health, Inc.	50,200	2,108,400
Express Scripts Holding Co. (a)	89,632	5,004,154

		10,032,324
Health Care Technology — 1.8%
Cerner Corp. (a)(b)	62,200	5,141,452
Hotels, Restaurants & Leisure — 4.4%
Las Vegas Sands Corp.	71,700	3,118,233
McDonald’s Corp.	52,200	4,621,266
Starbucks Corp.	87,800	4,681,496

		12,420,995
Household Durables — 1.6%
Stanley Black & Decker, Inc.	68,500	4,408,660
Internet & Catalog Retail — 5.2%
Amazon.com, Inc. (a)	45,100	10,298,585
Priceline.com, Inc. (a)	6,700	4,452,284

		14,750,869
Internet Software & Services — 4.2%
eBay, Inc. (a)	96,300	4,045,563
Google, Inc., Class A (a)	7,300	4,234,511
Rackspace Hosting, Inc. (a)(b)	82,800	3,638,232

		11,918,306
IT Services — 2.0%
VeriFone Systems, Inc. (a)(b)	53,241	1,761,745
Visa, Inc., Class A	30,900	3,820,167

		5,581,912
Machinery — 5.1%
Danaher Corp.	145,500	7,577,640
Eaton Corp.	77,500	3,071,325
PACCAR, Inc.	47,700	1,869,363
Terex Corp. (a)(b)	103,801	1,850,772

		14,369,100
Media — 2.1%
CBS Corp., Class B	64,300	2,107,754
Comcast Corp., Class A	124,100	3,967,477

		6,075,231
Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.	73,300	2,497,331
Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.	77,100	5,104,020
Noble Energy, Inc.	8,100	687,042

		5,791,062
Personal Products — 0.4%
Herbalife Ltd.	25,689	1,241,549
Pharmaceuticals — 4.2%
Johnson & Johnson	50,600	3,418,536
Merck & Co., Inc.	53,000	2,212,750
Pfizer, Inc.	153,100	3,521,300
Valeant Pharmaceuticals International, Inc. (a)	60,400	2,705,316

		11,857,902
Professional Services — 0.5%
Manpower, Inc.	42,200	1,546,630

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	46,200	$3,229,842
Semiconductors & Semiconductor Equipment — 2.0%
Avago Technologies Ltd.	20,400	732,360
Broadcom Corp., Class A (a)	82,201	2,778,394
Xilinx, Inc.	63,900	2,145,123

		5,655,877
Software — 6.8%
Microsoft Corp.	310,000	9,482,900
Red Hat, Inc. (a)	55,700	3,145,936
Salesforce.com, Inc. (a)(b)	29,552	4,085,859
VMware, Inc., Class A (a)(b)	27,200	2,476,288

		19,190,983
Specialty Retail — 1.5%
The Home Depot, Inc.	82,200	4,355,778
Textiles, Apparel & Luxury Goods — 2.6%
Coach, Inc.	39,800	2,327,504
Michael Kors Holdings Ltd. (a)	51,000	2,133,840
Under Armour, Inc., Class A (a)(b)	29,700	2,806,056

		7,267,400
Total Long-Term Investments (Cost — $248,065,434) — 98.2%		277,304,485

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	8,634,141	8,634,141

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (c)(d)(e)	$20,652	20,652,293
Total Short-Term Securities (Cost — $29,286,434) — 10.4%		29,286,434
Total Investments (Cost — $277,351,868) — 108.6%		306,590,919
Liabilities in Excess of Other Assets — (8.6)%		(24,255,029)

Net Assets — 100.0%		$282,335,890

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,486,114	$2,148,027	8,634,141	$3,269
BlackRock Liquidity Series LLC, Money Market Series	$12,350,969	$8,301,324	$20,652,293	$99,847
(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$277,304,485	—	—	$277,304,485
Short-Term Securities	8,634,141	$20,652,293	—	29,286,434

Total	$285,938,626	$20,652,293	—	$306,590,919

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes. As of June 30, 2012, collateral on securities loaned at value in the amount of $20,652,293 would be categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $21,123,746) (cost—$248,065,434)	$277,304,485
Investments at value—affiliated (cost—$29,286,434)	29,286,434
Investments sold receivable	4,490,883
Capital shares sold receivable	959,955
Dividends receivable	138,849
Securities lending income receivable—affiliated	13,783

Total assets	312,194,389

Liabilities:
Collateral on securities loaned at value	20,652,293
Investments purchased payable	8,917,074
Investment advisory fees payable	145,045
Capital shares redeemed payable	57,030
Distribution fees payable	16,636
Other affiliates payable	1,182
Other accrued expenses payable	69,239

Total liabilities	29,858,499

Net Assets	$282,335,890

Net Assets Consist of:
Paid-in capital	$248,253,140
Undistributed net investment income	642,388
Accumulated net realized gain	4,201,311
Net unrealized appreciation/depreciation	29,239,051

Net Assets	$282,335,890

Net Asset Value:
Class I—Based on net assets of $196,285,370 and 24,046,670 shares outstanding, 100 million shares authorized, $0.10 par value	$8.16

Class III—Based on net assets of $86,050,520 and 10,574,472 shares outstanding, 100 million shares authorized, $0.10 par value	$8.14

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$1,633,657
Foreign taxes withheld	(124)
Securities lending—affiliated	99,847
Dividends—affiliated	3,269

Total income	1,736,649

Expenses:
Investment advisory	893,520
Distribution—Class III	83,453
Transfer agent—Class I	76,008
Transfer agent—Class III	5,429
Accounting services	25,414
Professional	17,994
Custodian	13,928
Officer and Directors	10,733
Printing	10,713
Registration	276
Miscellaneous	10,640

Total expenses	1,148,108
Less fees waived by advisor	(1,686)
Less transfer agent fees reimbursed—Class I	(52,161)

Total expenses after fees waived and reimbursed	1,094,261

Net investment income	642,388

Realized and Unrealized Gain:
Net realized gain from investments	7,122,075
Net change in unrealized appreciation/depreciation on investments	9,353,170

Total realized and unrealized gain	16,475,245

Net Increase in Net Assets Resulting from Operations	$17,117,633

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$642,388	$802,257
Net realized gain	7,122,075	13,669,949
Net change in unrealized appreciation/depreciation	9,353,170	(36,131,578)

Net increase (decrease) in net assets resulting from operations	17,117,633	(21,659,372)

Dividends and Distribution to Shareholders From:
Net investment income:
Class I	—	(709,579)
Class III	—	(100,449)
Net realized gain:
Class I	—	(4,697,780)
Class III	—	(880,764)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(6,388,572)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	22,721,441	21,973,871

Net Assets:
Total increase (decrease) in net assets	39,839,074	(6,074,073)
Beginning of period	242,496,816	248,570,889

End of period	$282,335,890	$242,496,816

Undistributed net investment income	$642,388	—

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$7.62		$8.59	$7.20	$5.31	$8.75	$8.22

Net investment income[1]	0.02		0.03	0.02	0.03	0.03	0.02
Net realized and unrealized gain (loss)	0.52		(0.77)	1.39	1.88	(3.43)	1.56

Net increase (decrease) from investment operations	0.54		(0.74)	1.41	1.91	(3.40)	1.58

Dividends and distributions from:
Net investment income	—		(0.05)	(0.02)	(0.02)	(0.03)	(0.04)
Net realized gain	—		(0.18)	—	—	(0.01)	(1.01)

Total dividends and distributions	—		(0.23)	(0.02)	(0.02)	(0.04)	(1.05)

Net asset value, end of period	$8.16		$7.62	$8.59	$7.20	$5.31	$8.75

Total Investment Return:[2]
Based on net asset value	7.09%	[3]	(8.88)%	19.53%	36.01%	(38.84)%	19.08%

Ratios to Average Net Assets:
Total expenses	0.79%	[4]	0.72%	0.74%	0.78%	0.77%	0.79%

Total expenses after fees waived	0.74%	[4]	0.72%	0.74%	0.78%	0.77%	0.79%

Net investment income	0.53%	[4]	0.34%	0.22%	0.42%	0.40%	0.29%

Supplemental Data:
Net assets, end of period (000)	$196,285		$203,706	$248,090	$202,564	$91,936	$159,288

Portfolio turnover	42%		84%	76%	102%	141%	102%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 15, 2010[1] to December 31, 2010		Year Ended December 31, 2007[2]
Per Share Operating Performance:
Net asset value, beginning of period	$7.61		$8.59	$7.11		$8.22

Net investment income[3]	0.01		0.02	(0.00)	[4]	0.01
Net realized and unrealized gain (loss)	0.52		(0.80)	1.49		1.55

Net increase (decrease) from investment operations	0.53		(0.78)	1.49		1.56

Dividends and distributions from:
Net investment income	—		(0.02)	(0.01)		(0.02)
Net realized gain	—		(0.18)	—		(1.01)

Total dividends and distributions	—		(0.20)	(0.01)		(1.03)

Net asset value, end of period	$8.14		$7.61	$8.59		$8.75

Total Investment Return:[5]
Based on net asset value	6.96%	[6]	(9.08)%	20.98%	[6]	18.84%

Ratios to Average Net Assets:
Total expenses	0.98%	[7]	0.97%	0.99%	[7]	1.01%

Total expenses after fees waived	0.98%	[7]	0.97%	0.99%	[7]	1.01%

Net investment income (loss)	0.28%	[7]	0.21%	(0.06)%	[7]	0.06%

Supplemental Data:
Net assets, end of period (000)	$86,051		$38,791	$480		—	[2]

Portfolio turnover	42%		84%	76%		102%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008 and December 31, 2009.

[3]	Based on average shares outstanding.

[4]	Amount is less than $(0.01) per share.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Series Fund, Inc.

BlackRock Capital Appreciation V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Capital Appreciation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.65%
$1 billion — $3 billion	0.61%
$3 billion — $5 billion	0.59%
$5 billion — $10 billion	0.57%
Greater than $10 billion	0.55%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $1,243 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June, 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $53,849 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $139,129,223 and $114,092,177, respectively.

4.    Income Tax Information:

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$278,236,216

Gross unrealized appreciation	$42,266,487
Gross unrealized depreciation	(13,911,784)

Net unrealized appreciation	$28,354,703

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2012, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	563,223	$4,710,374	3,113,876	$26,292,786
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	706,844	5,407,359
Shares redeemed	(3,232,651)	(27,518,963)	(5,977,057)	(50,180,797)

Net decrease	(2,669,428)	$(22,808,589)	(2,156,337)	$(18,480,652)

Class III
Shares sold	5,615,250	$46,698,027	4,940,093	$39,695,553
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	128,431	981,213
Shares redeemed	(138,051)	(1,167,997)	(27,166)	(222,243)

Net increase	5,477,199	$45,530,030	5,041,358	$40,454,523

Total net increase	2,807,771	$22,721,441	2,885,021	$21,973,871

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Equity Dividend V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended June 30, 2012, the Fund underperformed its performance benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

—

The largest detractor from the Fund’s performance relative to the benchmark index was the combination of its underweight position and stock selection within financials, followed by an overweight and stock selection within materials. Stock selection in the industrials, consumer discretionary and telecommunication services sectors hampered relative performance during the six-month period, as did overweights in consumer staples and energy. Stock selection within health care also had a marginally negative impact on relative returns.

—

Contributing to performance during the period was a combination of stock selection and an underweight position in the information technology (“IT”) sector, followed by stock selection in consumer staples. Both stock selection and a marginal overweight in utilities added to relative performance, as did an underweight in health care.

Describe recent portfolio activity.

—	During the six-month period, there were no significant changes made to the Fund’s positioning or allocations.

Describe portfolio positioning at period end.

—

A meaningful economic recovery is yet to take hold across US and international markets, as persistent headwinds continue to cloud investors’ perspective, confidence and visibility. Earnings have been exceedingly strong, profitability high and cash flow has been abundant in the US large-cap space. However, Fund management believes that the ambiguity of an election year, the fragility of the US consumer and questions about health care costs and taxes, are collectively dampening the sentiment of executive management teams. Fund management anticipates softer earnings and mildly lower guidance as companies reign in expectations given these uncertainties. Despite these slowdowns, Fund management believes the investment case for US multinational companies, especially dividend payers, is inherently attractive and Fund management continues to examine various opportunities for investment. Although portfolio turnover remains low, the environment has created a backdrop that allows the team to be selective and search for companies that will emerge from this period having gained significant market share. Equity valuations in the marketplace, especially relative to fixed income, are historically attractive, with a 5.20% spread between the earnings yield on the S&P 500® Index and the meager 1.63% ten-year Treasury yield. In many cases, the yields offered by a company’s corporate bonds are significantly below what is available to equity investors via the firm’s dividend yield. Among the top twenty holdings in the Fund, the average dividend yield is currently outpacing each company’s highest-yielding, intermediate-term bond by 1.4%. When dividend growth is taken into consideration, this is a significant difference and one that has material implications for investors. Fund management believes emerging markets will remain a driver of equity returns and expects many holdings in the space to continue to seek greater exposure to these areas of the world. However, given the extraordinary amounts of stimulus injected into the global economy, the inevitable prospect of inflation remains a primary concern. For this reason, more than ever, fund management is drawn to mega-cap, industry-leading companies with an ability to price products on par with (or above) inflation and afford dividend growth that helps offset the erosion of purchasing power felt by investors. The team anticipates a slowly-recovering global landscape and an investment community that will continue to require income, stability and relative protection. Fund management believes that large-cap stocks, specifically those that pay dividends, are a natural and fitting response to these requirements.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]		5 Years[6]	10 Years[6]
Class I Shares[5]	6.74%	5.01%		0.82%	8.67%
Class III Shares[5]	6.70	4.91	[7]	0.60 [7]	8.42	[7]
Russell 1000® Value Index	8.68	3.01		(2.19)	5.28
S&P 500® Index	9.49	5.45		0.22	5.33

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Fund Information as of June 30, 2012

Sector Allocations	Percent of Long-Term Investments
Financials	16%
Industrials	15
Consumer Staples	14
Energy	13
Consumer Discretionary	9
Utilities	8
Health Care	7
Materials	7
Telecommunication Services	6
Information Technology	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,067.40	$4.42	$1,000.00	$1,020.56	$4.32	0.86%
Class III	$1,000.00	$1,067.00	$5.70	$1,000.00	$1,019.34	$5.57	1.11%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instru-

ment successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 5.3%
General Dynamics Corp.	5,000	$329,800
Honeywell International, Inc.	5,700	318,288
Northrop Grumman Corp.	5,600	357,224
Raytheon Co.	10,150	574,389
Rockwell Collins, Inc.	1,400	69,090
United Technologies Corp.	7,500	566,475

		2,215,266
Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	4,300	338,668
Auto Components — 0.4%
Johnson Controls, Inc.	5,600	155,176
Beverages — 2.5%
The Coca-Cola Co.	7,150	559,058
Diageo Plc	18,400	474,260

		1,033,318
Chemicals — 3.0%
The Dow Chemical Co.	7,200	226,800
E.I. du Pont de Nemours & Co.	12,300	622,011
Olin Corp.	6,600	137,874
Praxair, Inc.	2,700	293,571

		1,280,256
Commercial Banks — 7.4%
Bank of Nova Scotia	7,500	388,518
M&T Bank Corp.	1,000	82,570
National Bank of Canada	6,260	447,442
The Toronto-Dominion Bank	4,700	367,838
U.S. Bancorp	19,150	615,864
Wells Fargo & Co.	35,800	1,197,152

		3,099,384
Commercial Services & Supplies — 0.1%
ACCO Brands Corp. (a)	2,704	27,959
Consumer Finance — 1.1%
American Express Co.	8,160	474,994
Containers & Packaging — 0.2%
Packaging Corp. of America	2,900	81,896
Diversified Financial Services — 2.9%
Bank of America Corp.	23,400	191,412
JPMorgan Chase & Co.	28,900	1,032,597

		1,224,009
Diversified Telecommunication Services — 5.3%
AT&T, Inc.	21,947	782,630
BCE, Inc.	3,390	139,668
CenturyLink, Inc.	15,101	596,338
Verizon Communications, Inc.	16,420	729,705

		2,248,341
Electric Utilities — 4.4%
American Electric Power Co., Inc.	4,500	179,550
Duke Energy Corp.	7,333	169,099
Edison International	3,370	155,694
FirstEnergy Corp.	4,800	236,112

Common Stocks	Shares	Value

Electric Utilities (concluded)
ITC Holdings Corp.	1,300	$89,583
NextEra Energy, Inc.	5,300	364,693
Northeast Utilities, Inc.	3,600	139,716
PPL Corp.	3,200	88,992
The Southern Co.	8,900	412,070

		1,835,509
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	1,720	113,623
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	3,000	194,730
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	3,600	250,992
Food Products — 4.6%
General Mills, Inc.	8,400	323,736
H.J. Heinz Co.	4,520	245,798
Kraft Foods, Inc., Class A	13,200	509,784
Mead Johnson Nutrition Co.	4,940	397,719
Unilever NV—ADR	13,100	436,885

		1,913,922
Health Care Providers & Services — 0.4%
Quest Diagnostics, Inc.	2,540	152,146
Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	7,100	628,563
Household Products — 1.9%
Kimberly-Clark Corp.	4,000	335,080
The Procter & Gamble Co.	7,380	452,025

		787,105
Independent Power Producers & Energy Traders — 0.5%
International Power Plc	34,500	225,585
Industrial Conglomerates — 2.5%
3M Co.	3,900	349,440
General Electric Co.	33,900	706,476

		1,055,916
Insurance — 3.6%
ACE Ltd.	3,700	274,281
The Chubb Corp.	6,100	444,202
Prudential Financial, Inc.	4,840	234,401
The Travelers Cos., Inc.	8,850	564,984

		1,517,868
IT Services — 2.2%
Automatic Data Processing, Inc.	1,940	107,980
International Business Machines Corp.	4,200	821,436

		929,416
Leisure Equipment & Products — 0.5%
Mattel, Inc.	6,600	214,104
Machinery — 3.3%
Caterpillar, Inc.	7,950	675,034
Deere & Co.	8,880	718,126

		1,393,160

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	GBP	British Pound
AUD	Australian Dollar	USD	US Dollar
CAD	Canadian Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Media — 2.5%
Comcast Corp., Special Class A	17,100	$536,940
Time Warner Cable, Inc.	4,100	336,610
The Walt Disney Co.	3,700	179,450

		1,053,000
Metals & Mining — 3.0%
Barrick Gold Corp.	4,180	157,453
BHP Billiton Ltd.	22,700	739,391
Rio Tinto Ltd.	3,930	230,718
Southern Copper Corp.	4,639	146,175

		1,273,737
Multi-Utilities — 2.6%
Consolidated Edison, Inc.	1,600	99,504
Dominion Resources, Inc.	7,700	415,800
Public Service Enterprise Group, Inc.	8,600	279,500
Sempra Energy	2,310	159,113
Wisconsin Energy Corp.	4,000	158,280

		1,112,197
Oil, Gas & Consumable Fuels — 12.0%
Cameco Corp.	2,800	61,523
Chevron Corp.	12,200	1,287,100
ConocoPhillips	3,700	206,756
Consol Energy, Inc.	1,300	39,312
Enbridge, Inc.	14,410	575,494
EQT Corp.	3,900	209,157
Exxon Mobil Corp.	10,800	924,156
Kinder Morgan, Inc.	2,200	70,884
Marathon Oil Corp.	7,600	194,332
Marathon Petroleum Corp.	4,020	180,578
Occidental Petroleum Corp.	4,200	360,234
Peabody Energy Corp.	1,200	29,424
Phillips 66	2,350	78,114
Royal Dutch Shell Plc, Class A	3,590	120,958
Spectra Energy Corp.	6,121	177,876
Total SA — ADR	11,900	534,905

		5,050,803
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	8,660	248,975
Pharmaceuticals — 6.7%
Abbott Laboratories	5,700	367,479
Bristol-Myers Squibb Co.	10,900	391,855
Johnson & Johnson	7,700	520,212
Merck & Co., Inc.	16,000	668,000
Pfizer, Inc.	38,300	880,900

		2,828,446
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	6,920	154,731
Road & Rail — 1.9%
Canadian National Railway Company	5,600	472,528
Union Pacific Corp.	2,700	322,137

		794,665
Semiconductors & Semiconductor Equipment — 1.2%
Intel Corp.	18,800	501,020
Software — 1.5%
Microsoft Corp.	20,000	611,800

Common Stocks	Shares	Value
Specialty Retail — 3.0%
The Home Depot, Inc.	14,700	$778,953
Limited Brands, Inc.	11,200	476,336

		1,255,289
Textiles, Apparel & Luxury Goods — 1.1%
VF Corp.	3,600	480,420
Tobacco — 3.5%
Altria Group, Inc.	7,400	255,670
Lorillard, Inc.	2,900	382,655
Philip Morris International, Inc.	9,700	846,422

		1,484,747
Water Utilities — 0.6%
American Water Works Co., Inc.	7,490	256,757
Wireless Telecommunication Services — 0.4%
Vodafone Group Plc—ADR	6,137	172,941
Total Long-Term Investments (Cost — $35,748,360) — 96.8%		40,671,434

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)	1,562,944	1,562,944
Total Short-Term Securities (Cost — $1,562,944) — 3.7%		1,562,944
Total Investments (Cost — $37,311,304) — 100.5%		42,234,378
Liabilities in Excess of Other Assets — (0.5)%		(194,337)

Net Assets — 100.0%		$42,040,041

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$3,333,138	$(1,770,194)	$1,562,944	$1,354
BlackRock Liquidity Series LLC, Money Market Series	—	—	—	$450

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments (continued)

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 7,000	USD 7,159	Deutsche Bank AG	7/03/12	$5
CAD 15,000	USD 14,518	Deutsche Bank AG	7/03/12	216
GBP 4,000	USD 6,270	Citigroup NA	7/03/12	(5)
Total				$216

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks:
Aerospace & Defense	$2,215,266	—	—	$2,215,266
Air Freight & Logistics	338,668	—	—	338,668
Auto Components	155,176	—	—	155,176
Beverages	559,058	$474,260	—	1,033,318
Chemicals	1,280,256	—	—	1,280,256
Commercial Banks	3,099,384	—	—	3,099,384
Commercial Services & Supplies	27,959	—	—	27,959
Consumer Finance	474,994	—	—	474,994

	Level 1	Level 2	Level 3	Total
Common Stocks (concluded):
Containers & Packaging	$81,896	—	—	$81,896
Diversified Financial Services	1,224,009	—	—	1,224,009
Diversified Telecommunication Services	2,248,341	—	—	2,248,341
Electric Utilities	1,835,509	—	—	1,835,509
Electrical Equipment	113,623	—	—	113,623
Energy Equipment & Services	194,730	—	—	194,730
Food & Staples Retailing	250,992	—	—	250,992
Food Products	1,913,922	—	—	1,913,922
Health Care Providers & Services	152,146	—	—	152,146
Hotels, Restaurants & Leisure	628,563	—	—	628,563
Household Products	787,105	—	—	787,105
Independent Power Producers & Energy Traders	225,585	—	—	225,585
Industrial Conglomerates	1,055,916	—	—	1,055,916
Investments:
Long-Term Investments:
Insurance	1,517,868	—	—	1,517,868
IT Services	929,416	—	—	929,416
Leisure Equipment & Products	214,104	—	—	214,104
Machinery	1,393,160	—	—	1,393,160
Media	1,053,000	—	—	1,053,000
Metals & Mining	303,628	$970,109	—	1,273,737
Multi-Utilities	1,112,197	—	—	1,112,197
Oil, Gas & Consumable Fuels	4,929,845	120,958	—	5,050,803
Paper & Forest Products	248,975	—	—	248,975
Pharmaceuticals	2,828,446	—	—	2,828,446
Real Estate Investment Trusts (REITs)	154,731	—	—	154,731
Road & Rail	794,665	—	—	794,665
Semiconductors & Semiconductor Equipment	501,020	—	—	501,020
Software	611,800	—	—	611,800
Specialty Retail	1,255,289	—	—	1,255,289
Textiles, Apparel & Luxury Goods	480,420	—	—	480,420
Tobacco	1,484,747	—	—	1,484,747
Water Utilities	256,757	—	—	256,757
Wireless Telecommunication Services	172,941	—	—	172,941
Short-Term Securities	1,562,944	—	—	1,562,944
Total	$40,669,051	$1,565,327	—	$42,234,378

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$221	—	$221
Liabilities:
Foreign currency exchange contracts	—	(5)	—	(5)

Total	—	$216	—	$216

[1]Derivative	financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instruments.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial reporting purposes. As of June 30, 2012, foreign currency in the amount of $6,061 would be categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$35,748,360)	$40,671,434
Investments at value—affiliated (cost—$1,562,944)	1,562,944
Dividends receivable	89,314
Foreign currency at value (cost—$6,041)	6,061
Capital shares sold receivable	2,455
Unrealized appreciation on foreign currency exchange contracts	221
Prepaid expenses	467

Total assets	42,332,896

Liabilities:
Investments purchased payable	176,373
Capital shares redeemed payable	62,018
Investment advisory fees payable	19,749
Professional fees payable	16,241
Distribution fees payable	1,667
Other affiliates payable	157
Unrealized depreciation on foreign currency exchange contracts	5
Other accrued expenses payable	16,645

Total liabilities	292,855

Net Assets	$42,040,041

Net Assets Consist of:
Paid-in capital	$36,836,340
Undistributed net investment income	215,020
Accumulated net realized gain	65,471
Net unrealized appreciation/depreciation	4,923,210

Net Assets	$42,040,041

Net Asset Value:
Class I—Based on net assets of $33,506,998 and 3,858,558 shares outstanding, 100 million shares authorized, $0.10 par value	$8.68

Class III—Based on net assets of $8,533,043 and 983,486 shares outstanding, 100 million shares authorized, $0.10 par value	$8.68

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$578,818
Foreign taxes withheld	(9,904)
Dividends—affiliated	1,354
Securities lending—affiliated	450

Total income	570,718

Expenses:
Investment advisory	114,596
Professional	18,444
Transfer agent—Class I	11,370
Transfer agent—Class III	542
Officer and Directors	8,839
Distribution—Class III	7,075
Printing	5,812
Accounting services	5,549
Custodian	2,519
Registration	92
Miscellaneous	7,634

Total expenses	182,472
Less fees waived by advisor	(685)
Less transfer agent fees reimbursed—Class I	(9,612)
Less transfer agent fees reimbursed—Class III	(59)

Total expenses after fees waived and reimbursed	172,116

Net investment income	398,602

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	77,451
Foreign currency transactions	723

78,174

Net change in unrealized appreciation/depreciation on:
Investments	1,878,575
Foreign currency transactions	(255)

1,878,320

Total realized and unrealized gain	1,956,494

Net Increase in Net Assets Resulting from Operations	$2,355,096

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$398,602	$615,534
Net realized gain	78,174	211,129
Net change in unrealized appreciation/depreciation	1,878,320	1,009,933

Net increase in net assets resulting from operations	2,355,096	1,836,596

Dividends and Distribution to Shareholders From:
Net investment income:
Class I	(153,883)	(611,471)
Class III	(29,099)	(13,199)
Net realized gain:
Class I	—	(183,768)
Class III	—	(12,699)
Tax return of capital:
Class I	—	(8,269)
Class III	—	(179)

Decrease in net assets resulting from dividends and distributions to shareholders	(182,982)	(829,585)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	6,596,349	3,461,897

Net Assets:
Total increase in net assets	8,768,463	4,468,908
Beginning of period	33,271,578	28,802,670

End of period	$42,040,041	$33,271,578

Undistributed net investment income (loss)	$215,020	$(600)

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$8.17		$7.92		$8.49	$7.69	$12.60	$11.93

Net investment income[1]	0.09		0.17		0.22	0.25	0.25	0.22
Net realized and unrealized gain (loss)	0.46		0.30		0.64	0.86	(4.43)	2.87

Net increase (decrease) from investment operations	0.55		0.47		0.86	1.11	(4.18)	3.09

Dividends and distributions from:
Net investment income	(0.04)		(0.17)		(0.24)	(0.25)	(0.26)	(0.23)
Net realized gain	—		(0.05)		(1.19)	(0.06)	(0.47)	(2.19)
Tax return of capital	—		(0.00)	[2]	—	—	—	—

Total dividends and distributions	(0.04)		(0.22)		(1.43)	(0.31)	(0.73)	(2.42)

Net asset value, end of period	$8.68		$8.17		$7.92	$8.49	$7.69	$12.60

Total Investment Return:[3]
Based on net asset value	6.74%	[4]	5.96%		10.33%	14.87%	(33.85)%	26.38%

Ratios to Average Net Assets:
Total expenses	0.93%	[5]	1.02%		1.07%	0.94%	0.88%	0.76%

Total expenses after fees waived	0.86%	[5]	1.02%		1.03%	0.94%	0.88%	0.76%

Net investment income	2.11%	[5]	2.09%		2.73%	3.23%	2.38%	1.67%

Supplemental Data:
Net assets, end of period (000)	$33,507		$30,925		$28,803	$29,583	$29,876	$55,613

Portfolio turnover	2%		12%		103%	24%	16%	25%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012 (Unaudited)		Period July 1 2011[1] to December 31, 2011		Year Ended December 31, 2007[2]
Per Share Operating Performance:
Net asset value, beginning of period	$8.17		$8.60		$11.92

Net investment income[3]	0.08		0.06		0.18
Net realized and unrealized gain (loss)	0.47		(0.31)		2.88

Net increase (decrease) from investment operations	0.55		(0.25)		3.06

Dividends and distributions from:
Net investment income	(0.04)		(0.13)		(0.20)
Net realized gain	—		(0.05)		(2.19)
Tax return of capital	—		(0.00)	[4]	—

Total dividends and distributions	(0.04)		(0.18)		(2.39)

Net asset value, end of period	$8.68		$8.17		$12.59

Total Investment Return:[5]
Based on net asset value	6.70%	[6]	(2.94%)	[6]	26.16%

Ratios to Average Net Assets:
Total expenses	1.12%	[7]	1.26%	[7]	1.02%

Total expenses after fees waived	1.11%	[7]	1.26%	[7]	1.02%

Net investment income	1.95%	[7]	1.99%	[7]	1.41%

Supplemental Data:
Net assets, end of period (000)	$8,533		$2,347		—	[2]

Portfolio turnover	2%		12%		25%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010, and during the six months ended June 30, 2011.

[3]	Based on average shares outstanding.

[4]	Amount is less than $(0.01) per share.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Equity Dividend V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of

Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after

January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$221

	Liability Derivatives
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$(5)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain From
Foreign Currency Transactions
Foreign currency exchange contracts	$913

Net Change in Unrealized Appreciation/Depreciation on
Foreign Currency Transactions
Foreign currency exchange contracts	$21

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars sold	2
Average US dollar amounts sold	$13,974

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.60%
$1 billion — $3 billion	0.56%
$3 billion — $5 billion	0.54%
$5 billion — $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $171 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.00%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $242 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $9,154,516 and $707,283, respectively.

5.    Income Tax Information:

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$37,317,859

Gross unrealized appreciation	$5,850,237
Gross unrealized depreciation	(933,718)

Net unrealized appreciation	$4,916,519

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

7.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	560,445	$4,778,872	681,893	$5,487,566
Shares issued to shareholders in reinvestment of dividends and distributions	17,668	154,868	97,333	803,509
Shares redeemed	(505,202)	(4,322,753)	(629,160)	(5,146,362)

Net increase	72,911	$610,987	150,066	$1,144,713

	Six Months Ended June 30, 2012		Period July 1, 2011[1] to December 31, 2011
Class III Shares	Shares	Amount	Shares	Amount
Shares sold	736,684	$6,332,405	288,921	$2,330,244
Shares issued to shareholders in reinvestment of dividends and distributions	3,341	29,099	3,191	26,077
Shares redeemed	(43,809)	(376,142)	(4,842)	(39,137)

Net increase	696,216	$5,985,362	287,270	$2,317,184

Total net increase	769,127	$6,596,349	437,336	$3,461,897

[1]	Recommencement of operations.

9.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 20, 2012 to shareholders of record on July 18, 2012:

Class I	$0.045284
Class III	$0.040543

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Global Allocation V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended June 30, 2012, the Fund underperformed its Reference Benchmark and the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (Ex-US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

—

Within the equity segment of the Fund, stock selection in the United States, Canada, Japan and China detracted from relative performance. From a sector perspective, overweight positions and stock selection in materials (led by gold-related securities) and energy had a negative impact. Stock selection in information technology (“IT”) also weighed on returns.

—

Contributing positively to performance during the period was the Fund’s underweight in government fixed income. An overweight exposure to corporate debt also aided returns. Within equities, the Fund’s underweight exposure to Spain contributed to performance. From a sector perspective, the Fund benefited from stock selection in consumer staples.

Describe recent portfolio activity.

—

During the six-month period, the Fund’s overall equity allocation decreased from 64% to 60% of net assets. Within equities, the Fund decreased its exposures to Asia, Europe and Brazil, and increased its weighting in the United States. On a sector basis, the Fund decreased its equity weightings in energy, materials, telecommunication services, utilities and financials, and increased its exposures to IT and health care. The Fund’s allocation to fixed income remained unchanged at 26% of net assets. Changes within the asset class included a reduction of US Treasuries, convertible bonds and UK gilts, and an increase of US-dollar-denominated foreign issuers and Australian government bonds.

—

Reflecting the changes in the Fund’s overall allocations to equity and fixed income asset classes during the period, the Fund’s cash and cash equivalent holdings increased from 10% to 14% of net assets. Over the six-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low. The Fund’s cash position detracted from performance for the period.

Describe portfolio positioning at period end.

—

Relative to its Reference Benchmark, the Fund ended the period neutral in equities and significantly underweight in fixed income with 14% of net assets in cash and cash equivalents. Within the equity segment, the Fund was overweight in Asia, notably Japan, and Brazil, and underweight in Europe. On a sector basis, the Fund was overweight in materials, energy, telecommunication services, health care and IT, and underweight in financials, consumer staples, consumer discretionary and industrials.

—

With respect to currency exposure, the Fund was underweight in the euro, Japanese yen and British pound, and overweight in the US dollar, Singapore dollar, Brazilian real and Canadian dollar, along with smaller overweight positions in several Asian emerging market currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a portfolio of equity, debt and money market securities.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

[3]	This unmanaged market capitalization-weighted index is comprised of over 2,458 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500®Index; 24% FTSE World (Ex-US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I Shares[5]	3.63%	(3.40)%	3.09%	8.91%
Class II Shares[5]	3.57	(3.54)	2.93	8.79	[11]
Class III Shares[5]	3.46	(3.63)	2.83	8.65	[11]
FTSE World Index	6.12	(5.68)	(2.13)	6.26
Reference Benchmark	4.63	0.54	2.62	6.57
US Stocks: S&P 500® Index[7]	9.49	5.45	0.22	5.33
Non-US Stocks: FTSE World (Ex-US) Index[8]	2.97	(14.27)	(4.28)	7.07
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[9]	1.40	7.21	7.56	5.46
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[10]	(0.02)	0.44	7.39	7.15

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[8]	This unmanaged, capitalization-weighted index is comprised of over 1,844 companies in 34 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[10]	This unmanaged, market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

[11]

The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Information as of June 30, 2012

	Percent of Fund’s Net Assets		Reference Benchmark Percentages[4]
US Equities	36%[1]		36%
European Equities	9	[1]	12
Asian-Pacific Equities	11	[1]	9
Other Equities	4	[1]	3
Total Equities	60	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	10		—
Non-US Issuers	4		—
Non-US Dollar Denominated Fixed Income Securities	12		16
Total Fixed Income Securities	26		40
Cash & Cash Equivalents	14	[3]	—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (Ex-US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,036.30	$3.59	$1,000.00	$1,021.32	$3.57	0.71%
Class II	$1,000.00	$1,035.70	$4.40	$1,000.00	$1,020.55	$4.37	0.87%
Class III	$1,000.00	$1,034.60	$4.86	$1,000.00	$1,020.07	$4.82	0.96%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, swaps and options, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.1%
IRSA Inversiones y Representaciones SA — ADR	89,801	$636,689
Pampa Energia SA — ADR	103,955	431,413
Tenaris SA — ADR	156,567	5,475,148

		6,543,250
Australia — 0.6%
Asciano Ltd.	944,435	4,242,026
BHP Billiton Ltd.	412,066	13,421,939
CSL Ltd.	93,106	3,776,536
Newcrest Mining Ltd.	456,726	10,628,506
Orica Ltd.	237,560	6,051,071
Rio Tinto Ltd.	233,457	13,705,532
Telstra Corp. Ltd.	1,594,534	6,041,555

		57,867,165
Belgium — 0.0%
RHJ International (a)	769,800	3,639,718
Brazil — 1.4%
Banco do Brasil SA	313,307	3,046,495
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	386,883	15,409,828
Cia Energetica de Minas Gerais — ADR	580,388	10,690,747
Cosan Ltd.	1,171,074	14,860,929
Cyrela Brazil Realty SA	923,554	6,805,377
Hypermarcas SA	1,916,656	11,327,213
Itau Unibanco Holding SA, Preference Shares	630,786	8,884,708
MRV Engenharia e Participacoes SA	1,581,505	7,322,876
Petroleo Brasileiro SA — ADR	1,192,029	21,623,406
Qualicorp SA (a)	717,560	6,273,514
SLC Agricola SA	807,845	8,040,240
Telefonica Brasil — ADR	801,261	19,823,197
Tractebel Energia SA	250,445	4,632,329

		138,740,859
Canada — 2.3%
Agnico-Eagle Mines Ltd.	142,688	5,773,156
Alamos Gold, Inc.	145,924	2,278,943
Bank of Nova Scotia	81,615	4,227,851
Barrick Gold Corp.	376,673	14,151,604
Brookfield Asset Management, Inc., Class A	228,969	7,578,874
Canadian Natural Resources Ltd.	419,924	11,274,959
Canadian Pacific Railway Ltd.	131,686	9,647,316
Canadian Pacific Railway Ltd.	20,502	1,504,675
Detour Gold Corp. (a)	222,502	4,482,385
Eldorado Gold Corp.	1,115,832	13,743,771

Common Stocks	Shares	Value
Canada (concluded)
Goldcorp, Inc. (b)	870,312	$32,706,325
Katanga Mining Ltd. (a)	416,759	270,171
Kinross Gold Corp.	219,505	1,788,966
Kinross Gold Corp.	997,732	8,143,751
Osisko Mining Corp. (a)	951,713	6,543,553
Potash Corp. of Saskatchewan, Inc.	923,231	40,335,962
Rogers Communications, Inc., Class B	48,000	1,740,183
Rogers Communications, Inc., Class B	162,256	5,875,290
Silver Wheaton Corp.	448,152	12,028,400
Sino-Forest Corp. (a)	416,950	4
Suncor Energy, Inc.	966,790	27,956,289
Talisman Energy, Inc.	438,197	5,022,845
Teck Resources Ltd., Class B	37,672	1,165,572
TELUS Corp.	73,097	4,389,697
The Toronto-Dominion Bank	27,600	2,160,071
Valeant Pharmaceuticals International, Inc. (a)(b)	101,700	4,555,143

		229,345,756
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA — ADR	86,099	4,793,131
China — 0.9%
Beijing Enterprises Holdings Ltd.	3,921,042	23,658,550
Chaoda Modern Agriculture Holdings Ltd. (a)(c)	19,748,798	1,579,904
China BlueChemical Ltd.	5,950,300	3,403,245
China Shenhua Energy Co. Ltd., Class H	1,281,367	4,533,866
China Telecom Corp. Ltd.	6,374,900	2,798,231
China Unicom Ltd.	2,484,900	3,124,713
CSR Corp. Ltd. (c)	1,926,500	1,512,160
Dongfang Electric Corp. Ltd.	1,355,000	2,778,492
Dongfeng Motor Group Co. Ltd., Class H	1,762,800	2,755,353
Guangshen Railway Co. Ltd. (c)	2,808,909	842,089
Guangzhou Automobile Group Co. Ltd.	3,200,602	2,690,717
Haitian International Holdings Ltd.	1,863,800	1,857,020
Huaneng Power International, Inc. (a)	7,358,700	5,564,376
Jiangsu Expressway Co. Ltd.	3,372,800	3,175,416
Ping An Insurance Group Co. of China Ltd.	410,618	3,320,197
Shanghai Electric Group Co. Ltd., Class H	9,012,200	3,691,311
Shanghai Pharmaceuticals Holding Co. Ltd.	56,595	71,140
Sinopharm Group Co. (c)	2,878,000	8,000,453
Tianjin Development Holdings Ltd. (a)	16,739,307	8,556,117
Tianjin Port Development Holdings Ltd.	19,103,078	2,241,418
Zhongsheng Group Holdings Ltd. (c)	2,832,330	3,461,920

		89,616,688

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
BRL	Brazilian Real	MSCI	Morgan Stanley Capital International
CAD	Canadian Dollar	MXN	Mexican New Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (offshore)	NVDR	Non-Voting Depositary Receipt
CNY	Chinese Renminbi	SGD	Singapore Dollar
EGP	Egyptian Pound	SPDR	Standard and Poor’s Depositary Receipts
EUR	Euro	TRY	Turkish Lira
GBP	British Pound	TWD	Taiwan Dollar
GDR	Global Depositary Receipts	USD	US Dollar
HKD	Hong Kong Dollar	VEB	Venezuelan Bolivar
INR	Indian Rupee

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Egypt — 0.0%
Telecom Egypt	1,277,316	$2,825,127
France — 1.4%
AXA SA	896,327	11,982,730
BNP Paribas SA	562,771	21,697,456
Essilor International SA	219,715	20,411,452
Eutelsat Communications SA	201,738	6,205,808
LVMH Moet Hennessy Louis Vuitton SA	81,967	12,474,533
Safran SA	187,570	6,965,678
Sanofi	208,519	15,785,053
Sanofi — ADR	28,134	1,062,903
Societe Generale SA (a)	185,420	4,348,021
Technip SA	41,561	4,331,318
Total SA	306,366	13,789,188
Total SA — ADR	428,766	19,273,032

		138,327,172
Germany — 1.9%
Allianz AG, Registered Shares	106,832	10,745,673
BASF SE	256,575	17,840,783
Bayer AG, Registered Shares	277,217	19,976,051
Bayerische Motoren Werke AG	99,659	7,212,107
Daimler AG, Registered Shares	160,386	7,207,648
Deutsche Telekom AG, Registered Shares	1,507,493	16,521,259
Fresenius Medical Care AG & Co. KGaA	260,287	18,383,592
Fresenius SE & Co. KGAA	161,990	16,772,064
Infineon Technologies AG	830,437	5,620,565
Kabel Deutschland Holding AG (a)	142,267	8,866,047
Lanxess AG	175,298	11,093,644
Muenchener Rueckversicherungs AG, Registered Shares	36,294	5,121,229
Siemens AG, Registered Shares	349,069	29,331,238
Volkswagen AG, Preference Shares	138,392	21,925,143

		196,617,043
Hong Kong — 0.7%
AIA Group Ltd.	1,201,600	4,150,395
Cheung Kong Holdings Ltd.	499,000	6,160,801
Cheung Kong Infrastructure Holdings Ltd.	924,500	5,596,735
China Resources Gas Group Ltd. (c)	2,898,000	5,018,344
China Resources Power Holdings Co. Ltd.	3,668,000	7,576,662
Hutchison Whampoa Ltd.	881,643	7,647,283
The Link Real Estate Investment Trust	5,091,546	20,869,537
Sun Hung Kai Properties Ltd.	466,234	5,543,026
Wharf Holdings Ltd.	1,288,640	7,166,070
Yuanda China Holdings Ltd. (a)(c)	25,280,228	2,807,378

		72,536,231
India — 0.0%
Adani Enterprises Ltd.	712,931	2,865,148
Indonesia — 0.1%
Bumi Resources Tbk PT	28,208,936	3,379,773
Telekomunikasi Indonesia Tbk PT	3,168,200	2,768,007

		6,147,780
Ireland — 0.1%
Covidien Plc	144,399	7,725,347
Israel — 0.2%
Check Point Software Technologies Ltd. (a)	25,845	1,281,653
Teva Pharmaceutical Industries Ltd. — ADR	585,886	23,107,344

		24,388,997

Common Stocks	Shares	Value
Italy — 0.5%
Eni SpA	957,029	$20,332,216
Fiat Industrial SpA	1,913,981	18,839,367
Intesa Sanpaolo SpA	3,526,219	5,018,678
Telecom Italia SpA	2,428,567	2,399,767

		46,590,028
Japan — 5.8%
Aisin Seiki Co. Ltd.	155,639	5,202,680
Asahi Kasei Corp.	1,206,100	6,537,797
Astellas Pharma, Inc.	137,993	6,021,837
Bridgestone Corp.	692,032	15,891,887
Canon, Inc.	404,858	16,158,092
Daihatsu Motor Co. Ltd.	244,107	4,273,623
Daiwa House Industry Co. Ltd.	318,590	4,519,168
Denso Corp.	233,920	7,993,280
East Japan Railway Co.	375,151	23,556,183
Fanuc Ltd.	60,418	9,931,571
Fuji Heavy Industries Ltd.	2,150,564	17,424,009
Futaba Industrial Co. Ltd.	374,421	1,968,528
Hitachi Chemical Co. Ltd.	331,500	5,222,540
Hitachi Ltd.	992,700	6,120,829
Honda Motor Co. Ltd.	522,383	18,228,834
Hoya Corp.	565,774	12,464,008
Inpex Corp.	3,240	18,197,454
JGC Corp.	586,302	16,997,676
JSR Corp.	226,300	3,926,664
Kao Corp.	142,300	3,924,405
KDDI Corp.	1,993	12,856,657
Kinden Corp.	210,718	1,380,069
Kirin Holdings Co. Ltd.	794,651	9,365,785
Kubota Corp.	1,841,296	17,016,148
Kuraray Co. Ltd.	485,370	6,290,133
Kyowa Hakko Kirin Co. Ltd.	636,279	6,553,137
Mitsubishi Corp.	1,091,247	22,058,776
Mitsubishi Tanabe Pharma Corp.	277,870	3,995,668
Mitsui & Co. Ltd.	2,008,778	29,850,124
Mitsui Fudosan Co. Ltd.	375,100	7,278,003
MS&AD Insurance Group Holdings, Inc.	644,714	11,279,454
Murata Manufacturing Co. Ltd.	182,928	9,622,119
Nintendo Co. Ltd.	74,500	8,700,183
Nippon Electric Glass Co.	397,701	2,375,288
Nippon Telegraph & Telephone Corp.	373,430	17,413,230
NTT DoCoMo, Inc.	16,046	26,700,572
Okumura Corp.	1,356,751	4,897,519
Rinnai Corp.	92,023	6,349,721
Rohm Co. Ltd.	113,753	4,383,402
Shin-Etsu Chemical Co. Ltd.	409,134	22,530,190
Sony Financial Holdings, Inc.	339,300	5,537,949
Sumitomo Corp.	442,200	6,187,177
Sumitomo Electric Industries Ltd.	290,048	3,614,252
Sumitomo Mitsui Financial Group, Inc.	402,547	13,298,105
Suzuki Motor Corp.	1,101,889	22,624,943
TDK Corp.	134,633	5,480,699
Terumo Corp.	110,375	4,536,050
Toda Corp.	1,302,896	4,062,376
Toho Co. Ltd.	17,062	295,173
Tokio Marine Holdings, Inc.	1,046,223	26,252,970
Tokyo Gas Co. Ltd.	3,638,070	18,594,233
Toyota Industries Corp.	568,877	16,310,217
Ube Industries Ltd.	3,251,346	7,562,596
West Japan Railway Co.	169,500	6,972,887
Yahoo! Japan Corp.	16,531	5,352,123
Yamada Denki Co. Ltd.	161,510	8,269,048

		590,408,041

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	662,854	$11,202,233
Luxembourg — 0.0%
Millicom International Cellular SA	13,717	1,294,554
Malaysia — 0.3%
Axiata Group Bhd	11,851,286	20,515,089
British American Tobacco Malaysia Bhd	233,600	4,136,880
Telekom Malaysia Bhd	5,558,346	9,935,797

		34,587,766
Mexico — 0.3%
America Movil, SAB de CV — ADR	772,667	20,135,702
Fomento Economico Mexicano SAB de CV — ADR	56,459	5,038,966

		25,174,668
Netherlands — 0.5%
ASML Holding NV	35,200	1,809,984
CNH Global NV (a)	39,071	1,518,299
DE Master Blenders 1753 NV (a)	935,802	10,551,727
ING Groep NV CVA (a)	1,396,219	9,360,386
Koninklijke Philips Electronics NV	649,194	12,792,793
Unilever NV — ADR	76,815	2,561,781
Unilever NV CVA	211,190	7,054,891
Ziggo NV (a)	78,900	2,514,669

		48,164,530
Norway — 0.1%
DnB NOR ASA	175,897	1,749,027
Statoil ASA	460,217	10,975,493

		12,724,520
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	72,115	4,586,514
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	934,692	2,771,746
Russia — 0.3%
Federal Hydrogenerating Co.	36,030,698	771,057
Federal Hydrogenerating Co. — ADR	3,265,472	7,801,213
Federal Hydrogenerating Co. JSC — ADR	8,560	20,539
LSR Group — GDR (d)	396,771	1,370,010
LSR Group OJSC — GDR	312,418	1,339,961
Novorossiysk Commercial Sea Port — GDR (a)	639,166	4,023,550
Sberbank	3,980,146	10,646,337

		25,972,667
Singapore — 0.9%
CapitaLand Ltd.	4,860,350	10,479,655
DBS Group Holdings Ltd.	412,170	4,552,701
Fraser and Neave Ltd.	1,941,400	10,810,218
Global Logistic Properties Ltd. (a)	5,078,300	8,454,152
Keppel Corp. Ltd.	1,656,860	13,573,846
M1 Ltd.	2,173,130	4,408,712
Oversea-Chinese Banking Corp.	1,770,800	12,382,999
Raffles Medical Group Ltd.	1,676,800	2,934,875
Sembcorp Marine Ltd. (c)	986,000	3,763,699
Singapore Press Holdings Ltd.	762,240	2,354,667
Singapore Telecommunications Ltd.	5,137,630	13,454,223
United Overseas Bank Ltd.	229,500	3,407,967

		90,577,714

Common Stocks	Shares	Value
South Africa — 0.2%
Life Healthcare Group Holdings Ltd.	1,732,096	$6,605,757
Randgold Resources Ltd. — ADR	125,541	11,299,945

		17,905,702
South Korea — 0.9%
Cheil Industries, Inc.	51,853	4,575,167
Hyundai Motor Co.	52,232	10,722,929
KT Corp.	33,100	878,651
KT Corp. — ADR	433,033	5,707,375
KT&G Corp.	127,741	9,056,244
LG Corp.	83,105	4,036,629
Mando Corp.	10,558	1,575,968
POSCO	13,869	4,440,188
POSCO — ADR	62,538	5,030,557
Samsung Electronics Co. Ltd.	37,305	39,505,496
Samsung Fine Chemicals Co. Ltd.	72,160	3,812,787

		89,341,991
Sweden — 0.0%
SKF AB, Class B	137,640	2,713,157
Switzerland — 0.9%
Garmin Ltd.	36,927	1,413,935
Nestle SA, Registered Shares	511,786	30,542,298
Novartis AG, Registered Shares	187,750	10,497,349
Roche Holding AG	73,465	12,689,824
Swisscom AG, Registered Shares	22,436	9,039,024
Syngenta AG, Registered Shares	31,166	10,668,901
TE Connectivity Ltd.	45,178	1,441,630
Transocean Ltd.	62,460	2,793,836
UBS AG, Registered Shares (a)	793,185	9,281,988
Zurich Insurance Group AG (a)	30,023	6,788,920

		95,157,705
Taiwan — 0.5%
Cheng Shin Rubber Industry Co. Ltd.	1,767,600	4,475,268
Chunghwa Telecom Co. Ltd.	2,028,311	6,382,995
Chunghwa Telecom Co. Ltd. — ADR	397,227	12,484,845
Far EasTone Telecommunications Co. Ltd.	2,582,988	5,619,705
HON HAI Precision Industry Co. Ltd.	1,348,464	4,077,141
Taiwan Semiconductor Manufacturing Co. Ltd.	3,428,115	9,384,349
Yulon Motor Co. Ltd.	2,779,000	4,935,630

		47,359,933
Thailand — 0.2%
PTT Global Chemical PCL	5,254,158	9,181,542
PTT Global Chemical PCL — NVDR	6,732	11,864
PTT Public Company THB10	680,092	6,916,553
Siam Commercial Bank PCL	1,664,068	7,702,078

		23,812,037
Turkey — 0.1%
BIM Birlesik Magazalar AS	32,867	1,356,793
Tupras Turkiye Petrol Rafinerileri AS	227,441	4,878,631

		6,235,424
United Arab Emirates — 0.0%
NMC Health Plc (a)	1,010,600	3,015,143
United Kingdom — 3.3%
Amlin Plc	495,346	2,749,902
Anglo American Plc	282,326	9,278,742
Antofagasta Plc	698,357	11,946,005
AstraZeneca Plc	605,149	27,042,688
AstraZeneca Plc — ADR	30,448	1,362,548

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
BG Group Plc	1,533,557	$31,394,175
BHP Billiton Plc	307,409	8,737,312
BP Plc	1,825,506	12,191,091
BP Plc — ADR	409,261	16,591,441
British American Tobacco Plc	143,612	7,301,233
BT Group Plc	4,842,132	16,044,539
Delta Topco Ltd.	14,972,250	8,778,410
Diageo Plc — ADR	289,266	29,814,647
Genel Energy Plc (a)	624,035	5,981,278
GlaxoSmithKline Plc — ADR	31,991	1,457,830
Glencore International Plc	694,779	3,221,823
Guinness Peat Group Plc	6,479,903	2,398,981
HSBC Holdings Plc	1,894,212	16,691,492
Invensys Plc	1,481,002	5,161,662
Lloyds Banking Group Plc (a)	4,063,659	1,985,135
National Grid Plc	2,006,080	21,260,502
Polyus Gold International Ltd. (a)	4,405,750	13,800,140
Rio Tinto Plc	207,395	9,856,170
Royal Dutch Shell Plc — ADR	328,674	22,162,488
Scottish & Southern Energy Plc	840,090	18,326,990
Unilever Plc	135,991	4,565,727
Unilever Plc — ADR	84,910	2,864,014
Vodafone Group Plc	3,225,653	9,066,523
Vodafone Group Plc — ADR	531,316	14,972,485

		337,005,973
United States — 33.6%
3M Co.	158,914	14,238,694
Abbott Laboratories	27,403	1,766,671
Accenture Plc, Class A	24,291	1,459,646
ACE Ltd.	368,772	27,337,068
Activision Blizzard, Inc. (b)	1,781,469	21,359,813
Adobe Systems, Inc. (a)	55,928	1,810,389
The AES Corp. (a)	870,470	11,168,130
Aetna, Inc.	556,722	21,584,112
Agilent Technologies, Inc.	314,882	12,355,970
Alcoa, Inc. (b)	788,572	6,900,005
Allergan, Inc.	164,009	15,182,313
Alliance Data Systems Corp. (a)	14,545	1,963,575
Alliance Resource Partners LP	22,262	1,249,343
The Allstate Corp.	100,802	3,537,142
Altria Group, Inc.	391,984	13,543,047
Amdocs Ltd. (a)	50,673	1,506,002
Ameren Corp.	44,355	1,487,667
American Electric Power Co., Inc.	313,619	12,513,398
American Express Co.	166,101	9,668,739
American Tower Corp.	232,345	16,243,239
American Water Works Co., Inc.	196,761	6,744,967
Ameriprise Financial, Inc.	20,573	1,075,145
AmerisourceBergen Corp.	231,019	9,090,598
Amgen, Inc.	22,877	1,670,936
Anadarko Petroleum Corp.	467,886	30,974,053
Analog Devices, Inc.	30,809	1,160,575
Apache Corp.	268,119	23,564,979
Apple, Inc. (a)(b)	310,634	181,410,256
Applied Materials, Inc.	899,103	10,303,720
Arch Capital Group Ltd. (a)	141,951	5,634,035
AT&T, Inc.	1,882,802	67,140,719
Autoliv, Inc.	14,300	781,638
Axis Capital Holdings Ltd.	32,621	1,061,814
Bank of America Corp.	3,202,517	26,196,589
The Bank of New York Mellon Corp.	1,065,997	23,398,634
Berkshire Hathaway, Inc., Class B (a)	62,763	5,230,041
BioMarin Pharmaceutical, Inc. (a)(c)	124,391	4,923,396

Common Stocks	Shares	Value
United States (continued)
The Boeing Co.	315,011	$23,405,317
BorgWarner, Inc. (a)	93,189	6,112,267
Bristol-Myers Squibb Co.	781,901	28,109,341
Bunge Ltd. (c)	23,258	1,459,207
CA, Inc.	643,500	17,432,415
Cabot Oil & Gas Corp.	174,476	6,874,354
Calpine Corp. (a)	778,527	12,853,481
Capital One Financial Corp.	123,627	6,757,452
Cardinal Health, Inc.	28,983	1,217,286
CenturyLink, Inc.	108,101	4,268,909
Chevron Corp.	501,532	52,911,626
The Chubb Corp.	167,939	12,229,318
Cigna Corp.	175,597	7,726,268
Cisco Systems, Inc.	2,509,515	43,088,373
Citigroup, Inc.	1,291,673	35,404,757
CMS Energy Corp.	308,728	7,255,108
CNA Financial Corp.	53,918	1,494,607
Coach, Inc.	21,580	1,261,998
Cobalt International Energy, Inc. (a)	171,684	4,034,574
The Coca-Cola Co.	118,114	9,235,334
Cognizant Technology Solutions Corp., Class A (a)	45,057	2,703,420
Colgate-Palmolive Co.	212,610	22,132,701
Comcast Corp., Class A	1,363,278	43,583,998
ConAgra Foods, Inc.	57,010	1,478,269
ConocoPhillips (b)	21,446	1,198,402
CONSOL Energy, Inc. (b)	1,089,275	32,939,676
Constellation Brands, Inc., Class A (a)	53,123	1,437,508
Corning, Inc. (e)	2,503,653	32,372,233
Coventry Health Care, Inc.	33,945	1,079,112
Crown Castle International Corp. (a)	109,139	6,402,094
Crown Holdings, Inc. (a)	127,552	4,399,268
CVS Caremark Corp.	379,255	17,722,586
DaVita, Inc. (a)(c)	119,889	11,774,299
Dell, Inc. (a)(b)	860,112	10,768,602
Delphi Automotive Plc (a)	111,200	2,835,600
Denbury Resources, Inc. (a)	363,237	5,488,511
Devon Energy Corp.	556,472	32,269,811
Diamond Offshore Drilling, Inc.	22,859	1,351,653
Discover Financial Services	349,807	12,096,326
DISH Network Corp., Class A	53,213	1,519,231
Dominion Resources, Inc.	130,392	7,041,168
The Dow Chemical Co.	450,981	14,205,902
Dr. Pepper Snapple Group, Inc.	82,284	3,599,925
E.I. du Pont de Nemours & Co.	311,101	15,732,378
Eastman Chemical Co.	28,485	1,434,789
eBay, Inc. (a)	228,470	9,598,025
Electronic Arts, Inc. (a)	1,041,883	12,867,255
Eli Lilly & Co.	153,080	6,568,663
EMC Corp. (a)(b)	1,088,193	27,890,387
Endurance Specialty Holdings Ltd.	160,864	6,164,308
Exelon Corp.	74,241	2,792,946
Expedia, Inc.	32,241	1,549,825
Express Scripts Holding Co. (a)	138,885	7,753,950
Exxon Mobil Corp.	571,138	48,872,279
Fidelity National Financial, Inc., Class A	383,544	7,387,057
Fidelity National Information Services, Inc.	50,186	1,710,339
FMC Corp.	656,698	35,120,209
Ford Motor Co.	1,190,195	11,413,970
Freeport-McMoRan Copper & Gold, Inc.	244,317	8,323,880
Freescale Semiconductor Ltd. (a)(c)	809,319	8,295,520
Fusion-io, Inc. (a)(c)	242,706	5,070,128
General Dynamics Corp.	176,461	11,639,368
General Electric Co.	3,306,435	68,906,105
General Mills, Inc.	367,496	14,163,296

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
General Motors Co. (a)(c)	556,126	$10,966,805
Gilead Sciences, Inc. (a)	387,681	19,880,282
The Goldman Sachs Group, Inc.	175,880	16,859,857
Google, Inc., Class A (a)	86,492	50,171,414
H.J. Heinz Co.	82,476	4,485,045
Halliburton Co.	371,290	10,540,923
HCA Holdings, Inc. (b)	796,970	24,251,797
HealthSouth Corp. (a)(c)	306,701	7,133,865
Helmerich & Payne, Inc.	27,939	1,214,788
Herbalife Ltd.	26,667	1,288,816
Hess Corp.	113,911	4,949,433
Hewlett-Packard Co.	612,043	12,308,185
Hillshire Brands Co.	187,160	5,425,780
Hologic, Inc. (a)(c)	580,378	10,470,019
Humana, Inc.	161,935	12,540,246
Intel Corp. (b)	1,689,060	45,013,449
International Business Machines Corp. (b)	257,859	50,432,063
International Game Technology	369,783	5,824,082
International Paper Co.	162,361	4,693,857
Intuit, Inc.	25,003	1,483,928
Johnson & Johnson	942,303	63,661,991
Johnson Controls, Inc.	196,402	5,442,299
JPMorgan Chase & Co.	714,228	25,519,366
Juniper Networks, Inc. (a)	908,194	14,812,644
KBR, Inc.	278,411	6,879,536
KLA-Tencor Corp.	26,029	1,281,928
The Kroger Co.	53,075	1,230,809
L-3 Communications Holdings, Inc.	21,826	1,615,342
Lear Corp.	33,900	1,279,047
Liberty Global, Inc., Class A (a)	4,398	218,273
Life Technologies Corp. (a)	216,354	9,733,766
Lincoln National Corp.	68,755	1,503,672
Lorillard, Inc.	58,330	7,696,644
Macy’s, Inc.	34,126	1,172,228
Marathon Oil Corp.	901,883	23,061,148
Marathon Petroleum Corp.	936,573	42,070,859
MasterCard, Inc., Class A	43,794	18,836,237
Mattel, Inc. (b)	479,844	15,566,139
McDermott International, Inc. (a)	521,158	5,805,700
McDonald’s Corp.	148,697	13,164,145
The McGraw-Hill Cos., Inc.	26,871	1,209,195
McKesson Corp.	170,033	15,940,594
Mead Johnson Nutrition Co.	282,048	22,707,685
Medtronic, Inc.	507,429	19,652,725
Merck & Co., Inc.	1,008,417	42,101,410
MetLife, Inc.	237,596	7,329,837
MetroPCS Communications, Inc. (a)	685,307	4,146,107
Mettler-Toledo International, Inc. (a)(c)	35,262	5,495,583
Microsoft Corp.	2,105,406	64,404,370
Monsanto Co.	66,566	5,510,333
Motorola Solutions, Inc.	166,116	7,991,841
Murphy Oil Corp.	26,461	1,330,724
Mylan, Inc. (a)(c)	512,879	10,960,224
National Oilwell Varco, Inc.	416,790	26,857,948
Navistar International Corp. (a)	205,544	5,831,283
NetApp, Inc. (a)	498,458	15,860,934
Newmont Mining Corp.	470,262	22,812,410
NextEra Energy, Inc.	365,843	25,173,657
Northern Trust Corp.	136,755	6,293,465
Occidental Petroleum Corp.	666,951	57,204,387
Oracle Corp.	3,244,084	96,349,295
PACCAR, Inc.	117,393	4,600,632
Parker Hannifin Corp.	17,853	1,372,539
PerkinElmer, Inc.	232,734	6,004,537

Common Stocks	Shares	Value
United States (concluded)
Perrigo Co.	92,839	$10,948,503
Pfizer, Inc.	2,503,349	57,577,027
Philip Morris International, Inc.	269,915	23,552,783
Phillips 66	1,128,881	37,524,004
Platinum Underwriters Holdings Ltd. (c)	76,856	2,928,214
PPG Industries, Inc.	17,065	1,810,938
PPL Corp.	395,163	10,989,483
Praxair, Inc.	55,470	6,031,253
Precision Castparts Corp.	77,347	12,722,808
The Procter & Gamble Co.	462,785	28,345,581
The Progressive Corp.	216,096	4,501,280
Prudential Financial, Inc.	104,748	5,072,946
PulteGroup, Inc. (a)(c)	1,034,223	11,066,186
QEP Resources, Inc.	509,191	15,260,454
QUALCOMM, Inc.	928,810	51,716,141
Quicksilver Resources, Inc. (a)(c)	2,063,662	11,185,048
Reinsurance Group of America, Inc.	19,740	1,050,365
RenaissanceRe Holdings Ltd.	78,617	5,975,678
Rockwell Automation, Inc.	272,170	17,979,550
Ross Stores, Inc.	20,835	1,301,562
SanDisk Corp. (a)(b)(c)	590,828	21,553,405
Schlumberger Ltd.	575,198	37,336,102
Simon Property Group, Inc.	55,732	8,675,243
SM Energy Co.	198,254	9,736,254
The Southern Co.	231,833	10,733,868
Spirit AeroSystems Holdings, Inc., Class A (a)	480,825	11,458,060
The St. Joe Co. (a)	1,753,713	27,726,203
State Street Corp.	395,447	17,652,754
Stillwater Mining Co. (a)	356,441	3,044,006
Symantec Corp. (a)	608,619	8,891,924
Thermo Fisher Scientific, Inc.	197,152	10,234,160
Time Warner Cable, Inc.	132,802	10,903,044
Torchmark Corp.	27,691	1,399,780
The Travelers Cos., Inc.	270,115	17,244,142
U.S. Bancorp	643,528	20,695,861
Union Pacific Corp.	245,324	29,269,606
United Technologies Corp.	472,639	35,698,424
United Therapeutics Corp. (a)	57,772	2,852,781
UnitedHealth Group, Inc.	475,795	27,834,008
Universal Health Services, Inc., Class B (b)	259,470	11,198,725
Unum Group	53,997	1,032,963
Valero Energy Corp.	58,472	1,412,099
Vanguard Health Systems, Inc. (a)	5,711	50,771
Verizon Communications, Inc.	798,724	35,495,295
Vertex Pharmaceuticals, Inc. (a)(b)(c)	302,626	16,922,846
Viacom, Inc., Class B	114,092	5,364,606
Visa, Inc., Class A	238,470	29,482,046
Wal-Mart Stores, Inc.	510,442	35,588,016
The Walt Disney Co.	104,158	5,051,663
Waters Corp. (a)	127,353	10,120,743
Weatherford International Ltd. (a)	480,201	6,064,939
WellPoint, Inc.	320,147	20,422,177
Wells Fargo & Co.	1,189,836	39,788,116
Western Digital Corp. (a)	40,009	1,219,474
The Western Union Co.	55,121	928,238
Whiting Petroleum Corp. (a)(b)	550,051	22,618,097
Wyndham Worldwide Corp.	26,437	1,394,287
XL Group Plc	931,338	19,595,352

		3,395,882,026
Total Common Stocks — 58.2%		5,894,463,484

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Fixed Income Securities
Corporate Bonds		Par (000)	Value

Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (d)	USD	1,027	$364,585
Australia — 0.2%
FMG Resources August 2006 Ltd., 6.00%, 4/01/17 (d)		4,263	4,284,315
National Australia Bank Ltd., 2.00%, 6/20/17 (d)		9,515	9,496,522
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		11,340	10,783,101

			24,563,938
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (d)		7,440	7,750,992
Banco Santander Brasil SA, 4.63%, 2/13/17 (d)		1,042	1,026,370
Hypermarcas SA, 6.50%, 4/20/21 (d)		3,840	3,686,400
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (d)		5,642	5,909,848
Odebrecht Finance Ltd., 5.13%, 6/26/22 (d)		3,097	3,066,959
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (d)		10,499	9,344,110
Petrobras International Finance Co. —Pifco, 3.50%, 2/06/17		6,301	6,467,876

			37,252,555
Canada — 0.2%
Bank of Nova Scotia, 2.55%, 1/12/17		8,124	8,440,787
The Toronto-Dominion Bank, 2.38%, 10/19/16		6,970	7,157,598
Viterra, Inc., 5.95%, 8/01/20 (d)		2,866	3,138,889

			18,737,274
Chile — 0.1%
Banco Santander Chile, 2.47%, 2/14/14 (d)(f)		6,280	6,182,189
Inversiones Alsacia SA, 8.00%, 8/18/18 (d)		7,611	7,354,642

			13,536,831
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/49 (a)(g)	SGD	11,400	269,982
China Milk Products Group Ltd., 0.00%, 1/15/49 (a)(g)	USD	4,800	720,000
China Petroleum & Chemical Corp., Series SINO, 2.46%, 4/24/14 (h)(i)	HKD	20,440	3,052,319

			4,042,301
France — 0.0%
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (d)	EUR	1,035	1,257,400
Hong Kong — 0.2%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(g)	CNY	13,100	20,617
Hutchison Whampoa International Ltd., 3.50%, 1/13/17 (d)	USD	6,239	6,469,244

Corporate Bonds		Par (000)	Value

Hong Kong (concluded)
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22	USD	4,661	$4,643,046
Wharf Finance 2014 Ltd., 2.30%, 6/07/14 (i)	HKD	46,000	5,843,425

			16,976,332
India — 0.3%
REI Agro Ltd. (i):
5.50%, 11/13/14	USD	2,550	1,677,008
5.50%, 11/13/14 (d)		6,845	4,501,614
Suzlon Energy Ltd. (h)(i):
156.21%, 7/27/12		640	832,000
60.02%, 10/11/12		7,525	9,331,000
24.69%, 7/25/14		7,384	6,276,400
Tata Steel Ltd., 1.00%, 9/05/12 (i)		4,500	5,512,500

			28,130,522
Indonesia — 0.0%
Bumi Investment Property Ltd.:
10.75%, 10/06/17		550	543,125
10.75%, 10/06/17 (d)		3,406	3,363,425

			3,906,550
Ireland — 0.0%
Ono Finance II Plc, 10.88%, 7/15/19 (d)		1,039	805,225
Luxembourg — 0.3%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (d)	EUR	1,678	2,272,153
Evraz Group SA, 9.50%, 4/24/18 (d)		4,344	4,665,456
Gaz Capital SA, 2.89%, 11/15/12	JPY	300,000	3,748,017
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	7,748	8,193,510
Matterhorn Mobile SA, 6.75%, 5/15/19 (d)	CHF	1,000	1,085,181
TNK-BP Finance SA:
7.50%, 7/18/16 (d)	USD	2,386	2,651,562
6.63%, 3/20/17 (d)		2,848	3,093,782
Series 2, 7.50%, 7/18/16		1,015	1,127,970

			26,837,631
Malaysia — 0.0%
Paka Capital Ltd., 1.87%, 3/12/13 (d)(h)(i)		3,600	3,677,760
Mexico — 0.1%
Petroleos Mexicanos, 6.00%, 3/05/20		5,764	6,666,066
Netherlands — 0.4%
Bio City Development Co. BV, 8.00%, 7/06/18 (d)(i)		23,800	23,740,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.38%, 1/19/17		9,330	9,602,315
New World Resources NV, 7.88%, 5/01/18	EUR	2,997	3,603,066
Portugal Telecom International Finance BV, Series PTC, 4.13%, 8/28/14 (i)		2,550	3,041,469

			39,987,350

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Singapore — 0.7%
CapitaLand Ltd. (i):
2.10%, 11/15/16	SGD	13,500	$10,625,222
3.13%, 3/05/18		10,500	8,680,580
2.95%, 6/20/22		26,500	19,997,474
Keppel Land Ltd., 2.50%, 6/23/13 (i)		5,600	4,446,548
Olam International Ltd., 6.00%, 10/15/16 (i)	USD	13,600	14,116,800
Oversea-Chinese Banking Corp. Ltd., 1.63%, 3/13/15 (d)		6,296	6,314,466
Ying Li International Real Estate Ltd., 4.00%, 3/03/15 (i)	SGD	12,500	8,739,146

			72,920,236
South Korea — 0.3%
Zeus Cayman, 2.89%, 8/19/13 (h)(i)	JPY	1,588,000	19,518,484
Zeus Cayman II, 2.13%, 8/18/16 (h)(i)		672,000	8,099,981

			27,618,465
Spain — 0.0%
Nara Cable Funding Ltd., 8.88%, 12/01/18 (d)	EUR	3,506	3,860,051
Sweden — 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (d)	USD	6,312	6,338,946
Switzerland — 0.1%
UBS AG, Series BKNT, 5.88%, 12/20/17		4,997	5,581,679
United Arab Emirates — 0.4%
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (i)		44,180	31,141,377
Pyrus Ltd. (i):
7.50%, 12/20/15		2,300	2,379,350
7.50%, 12/20/15 (d)		7,200	7,448,400

			40,969,127
United Kingdom — 0.5%
BAT International Finance Plc, 2.13%, 6/07/17 (d)		6,350	6,341,637
British Telecommunications Plc, 1.59%, 12/20/13 (f)		2,472	2,486,179
Delta Topco Ltd., 10.00%, 11/24/60		14,639	14,197,046
Essar Energy Plc, 4.25%, 2/01/16 (i)		8,000	4,720,000
Lloyds TSB Bank Plc, 13.00% (a)(f)(g)(j)	GBP	10,148	19,071,962
OTE Plc, 7.25%, 4/08/14	EUR	1,441	1,289,347

			48,106,171
United States — 1.6%
Ally Financial, Inc., 4.50%, 2/11/14	USD	4,260	4,318,575
American Express Credit Corp., 2.38%, 3/24/17		6,280	6,436,573
Banco Del Estado De Chile/New York, 2.03%, 4/02/15		7,300	7,236,083
Building Materials Corp. of America, 6.88%, 8/15/18 (d)		2,035	2,162,188

Corporate Bonds		Par (000)	Value

United States (concluded)
Citigroup Funding, Inc., 2.67%, 11/27/12 (h)	USD	12,500	$12,365,315
CONSOL Energy, Inc., 8.00%, 4/01/17		9,814	10,182,025
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	318,750
DaVita, Inc.:
6.38%, 11/01/18		2,988	3,085,110
6.63%, 11/01/20		3,163	3,297,427
DJO Finance LLC, 9.75%, 10/15/17		835	597,025
Electronic Arts, Inc., 0.75%, 7/15/16 (i)		3,937	3,444,875
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		2,123	2,359,458
8.00%, 12/15/16		1,406	1,662,955
6.63%, 8/15/17		2,019	2,296,560
General Electric Capital Corp., 5.63%, 5/01/18		6,277	7,215,663
Gilead Sciences, Inc. (i):
1.63%, 5/01/16		9,428	12,197,475
Series B, 0.63%, 5/01/13		1,478	2,017,470
The Hertz Corp., 7.50%, 10/15/18		669	717,503
Hologic, Inc., 2.00%, 12/15/37 (i)(k)		16,147	16,994,717
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		5,487	5,829,937
7.63%, 6/15/21		1,792	1,948,800
JPMorgan Chase Bank NA, 0.80%, 6/13/16 (f)		8,346	7,773,014
Linn Energy LLC, 7.75%, 2/01/21		4,040	4,221,800
Mylan, Inc., 3.75%, 9/15/15 (i)		9,660	16,615,200
NB Capital Trust II, 7.83%, 12/15/26		698	699,745
Phibro Animal Health Corp., 9.25%, 7/01/18 (d)		694	680,120
Phillips 66, 2.95%, 5/01/17 (d)		653	671,002
Reliance Holdings USA, Inc. (d):
4.50%, 10/19/20 (i)		3,746	3,520,431
5.40%, 2/14/22		1,995	1,994,878
SunGard Data Systems, Inc., 7.38%, 11/15/18		5,278	5,660,655
Take-Two Interactive Software, Inc. (i):
4.38%, 6/01/14		2,340	2,702,700
1.75%, 12/01/16 (d)		9,408	8,232,000
Texas Industries, Inc., 9.25%, 8/15/20		7,863	7,863,000

			167,319,029
Total Corporate Bonds — 5.9%			599,456,024

Floating Rate Loan Interests (f)
United States — 0.2%
Equipower Resources Holdings LLC, Term Loan (First Lien), 5.47%, 12/28/18		3,780	3,776,447

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)		Par (000)	Value

United States (concluded)
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	USD	11,779	$11,779,291
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16		7,114	7,184,698
Total Floating Rate Loan Interests — 0.2%			22,740,436

Foreign Agency Obligations
Australia Government Bond:
4.75%, 11/15/12	AUD	28,239	29,088,158
5.50%, 12/15/13		28,290	30,208,545
5.75%, 5/15/21		44,437	55,392,069
5.75%, 7/15/22		12,547	15,828,221
5.50%, 4/21/23		92,284	114,773,172
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/15	BRL	21,004	24,096,818
Series F, 10.00%, 1/01/17		111,555	56,893,217
Series F, 10.00%, 1/01/21		130,279	65,019,372
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	75,349	112,146,910
3.50%, 7/04/19		59,059	86,817,706
Canadian Government Bond:
4.00%, 6/01/16	CAD	11,606	12,610,995
1.50%, 3/01/17		19,199	19,072,654
3.50%, 6/01/20		14,061	15,807,404
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	61,350	8,111,925
2.03%, 3/18/13		97,600	12,749,387
1.67%, 3/24/14		37,850	5,001,814
3.51%, 12/08/14		96,250	13,396,168
1.69%, 12/22/14		49,550	6,615,025
Malaysia Government Bond:
2.51%, 8/27/12	MYR	129,521	40,756,349
3.46%, 7/31/13		38,171	12,081,750
Netherlands Government Bond, 1.00%, 2/24/17 (d)	USD	12,526	12,472,900
Poland Government Bond, 3.00%, 8/24/16	PLN	35,105	13,497,086
5.00%, 3/23/22	USD	2,872	3,134,788
Switzerland Government Bond, 2.00%, 4/28/21	CHF	1,282	1,516,978
United Kingdom Gilt:
4.00%, 9/07/16	GBP	9,501	16,944,156
4.75%, 3/07/20		67,547	131,748,796
Vnesheconombank Via VEB Finance Plc, 6.03%, 7/05/22 (d)	USD	3,200	3,192,031
Total Foreign Agency Obligations — 9.1%			918,974,394

Non-Agency Mortgage-Backed Securities — 0.1%
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 1.99%, 11/15/15 (d)(f)		9,683	9,174,524

US Treasury Obligations		Par (000)	Value

US Treasury Notes:
0.63%, 7/31/12	USD	11,335	$11,339,532
1.13%, 6/15/13		26,000	26,215,306
2.38%, 2/28/15		26,598	27,987,961
2.50%, 3/31/15 (e)(l)		88,589	93,683,290
2.25%, 3/31/16		101,653	108,101,131
0.88%, 1/31/17		15,729	15,865,301
0.63%, 5/31/17		21,750	21,649,754
1.38%, 9/30/18		54,623	55,919,784
3.50%, 5/15/20		169,248	197,755,678
2.63%, 8/15/20		90,627	99,738,833
2.00%, 11/15/21		15,998	16,586,886
1.75%, 5/15/22		38,341	38,652,823
Total US Treasury Obligations — 7.0%			713,496,279
Total Fixed Income Securities — 22.3%			2,263,841,657

Investment Companies		Shares
United States — 2.2%
ETFS Gold Trust (a)		256,340	40,548,887
ETFS Palladium Trust (a)		89,760	5,145,941
ETFS Platinum Trust (a)		75,973	10,838,308
iShares Gold Trust (a)(m)		2,310,427	35,950,244
SPDR Gold Shares (a)		815,044	126,486,678

			218,970,058
Vietnam — 0.0%
Vinaland Ltd. (a)		1,753,158	841,516
Total Investment Companies — 2.2%			219,811,574

Preferred Securities

Capital Trusts		Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (d)(f)(j)	USD	1,464	1,215,120
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)		6,257	5,950,407
United States — 0.0%
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		794	793,996
Total Capital Trusts — 0.1%			7,959,523

Preferred Stocks		Shares
United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		256,500	6,971,670
Royal Bank of Scotland Group Plc:
Series M, 6.40%		176,150	3,086,148
Series T, 7.25%		157,136	3,087,722

			13,145,540

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

United States — 0.7%
Chesapeake Energy Corp., 5.75% (d)(i)	6,949	$5,915,336
General Motors Co., 4.75% (i)	243,123	8,071,684
Health Care REIT, Inc., 6.50% (i)	131,093	7,079,022
NextEra Energy, Inc., 5.60% (i)	163,146	8,361,233
PPL Corp. (i):
8.75%	128,534	6,872,713
9.75%	140,400	7,427,160
US Bancorp (f):
6.00%	248,764	7,109,675
6.50%	125,469	3,435,341
United Technologies Corp., 7.50% (i)	89,362	4,708,484
Wells Fargo & Co., Series L, 7.50% (i)	4,370	4,916,250

		63,896,898
Total Preferred Stocks — 0.8%		77,042,438

Trust Preferreds
United States — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)	250,739	6,761,765
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40	580,751	13,819,605
Omnicare Capital, 4.00%, 6/15/33 (i)	87,281	3,712,643
Total Trust Preferreds — 0.2%		24,294,013
Total Preferred Securities — 1.1%		109,295,974

Warrants (n)
Australia — 0.0%
TFS Corp., Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)	4,195,800	422,723
Canada — 0.0%
Kinross Gold Corp. (Issued/exercisable 9/29/08, 1 Share for 1 warrant, Expires 9/03/13, Strike Price CAD 32.00) (c)	37,568	14,206
United States — 0.0%
Ford Motor Co. (Issued/exercisable 3/31/10, 1 Share for 1 warrant, Expires 1/01/13, Strike Price USD 9.20)	560,613	627,887
Total Warrants — 0.0%		1,064,816
Total Long-Term Investments (Cost — $8,028,552,993) — 83.8%		8,488,477,505

Short-Term Securities		Par (000)	Value

Foreign Agency Obligations (o)
Canadian Treasury Bills:
0.97%, 8/02/12	CAD	12,612	$12,377,305
1.01%, 8/30/12		12,612	12,367,303
0.87%, 9/27/12		41,050	40,235,482
Japan Treasury Discount Bills:
0.10%, 8/06/12	JPY	1,890,000	23,641,992
0.10%, 11/09/12		1,890,000	23,636,147
Mexico Cetes:
4.36%-4.41%, 7/26/12	MXN	352,672	26,359,313
4.45%, 8/23/12		82,930	6,177,166
Singapore Treasury Bills: 0.22%, 7/26/12	SGD	26,062	20,570,801
0.20%, 8/02/12		39,189	30,931,210
Total Foreign Agency Obligations — 1.9%			196,296,719

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (m)(p)		3,587,120	3,587,120

		Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (m)(p)(q)	USD	73,850	73,849,788
Total Money Market Funds — 0.8%			77,436,908

Time Deposits		Par (000)
Australia — 0.0%
Brown Brothers Harriman & Co., 2.57%, 7/02/12	AUD	2,057	2,105,798
Canada — 0.0%
JPMorgan Chase & Co., 0.24%, 7/03/12	CAD	45	44,564
Hong Kong — 0.0%
JPMorgan Chase & Co., 0.01%, 7/03/12	HKD	1,734	223,548
Japan — 0.1%
Citibank NA, 0.01%, 7/02/12	JPY	198,304	2,480,815
Singapore — 0.0%
JPMorgan Chase & Co., 0.01%, 7/02/12	SGD	28	21,838
South Africa — 0.0%
Brown Brothers Harriman & Co., 4.45%, 7/02/12	ZAR	940	114,991
Switzerland — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/02/12	CHF	590	621,308

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Time Deposits		Par (000)	Value

United States — 0.0%
Brown Brothers Harriman & Co., 0.08%, 7/02/12	USD	1,854	$1,853,862
Total Time Deposits — 0.1%			7,466,724

US Treasury Obligations
US Treasury Bills (o):
0.04%-0.07%, 7/05/12	USD	132,440	132,439,010
0.07%-0.09%, 7/12/12		57,450	57,448,621
0.07%-0.09%, 7/19/12		123,350	123,344,903
0.06%, 7/26/12		8,000	7,999,667
0.08%-0.10%, 8/02/12		94,380	94,371,908
0.09%, 8/09/12		19,000	18,998,156
0.05%-0.10%, 8/16/12		65,380	65,372,289
0.07%-0.09%, 8/23/12		192,480	192,454,840
0.06%-0.09%, 8/30/12		129,000	128,980,336
0.06%-0.10%, 9/06/12		199,575	199,547,470
0.07%-0.10%, 9/13/12		284,200	284,149,871
0.06%-0.10%, 9/20/12		94,100	94,082,216
Total US Treasury Obligations — 13.8%			1,399,189,287
Total Short-Term Securities (Cost — $1,681,715,474) — 16.6%			1,680,389,638

Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
Goldcorp, Inc., Strike Price USD 40.00, Expires 10/20/12		1,446	284,139
Intel Corp., Strike Price USD 27.00, Expires 7/21/12		4,095	186,323
SPDR Gold Shares:
Strike Price USD 157.00, Expires 7/21/12		4,523	766,648
Strike Price USD 160.00, Expires 8/18/12		1,952	408,944
Strike Price USD 165.00, Expires 9/22/12		1,961	427,498
Strike Price USD 175.00, Expires 12/22/12		2,075	643,250

			2,716,802
Exchange-Traded Put Options — 0.2%
ConocoPhillips, Strike Price USD 70.00, Expires 1/19/13		7,489	3,594,720
CONSOL Energy, Inc., Strike Price USD 29.00, Expires 10/20/12		9,824	2,259,520
S&P 500 Index:
Strike Price USD 1,315.00, Expires 7/21/12		506	326,370
Strike Price USD 1,350.00, Expires 7/21/12		512	750,080
Strike Price USD 1,300.00, Expires 8/18/12		1,538	2,283,930
Strike Price USD 1,325.00, Expires 8/18/12		513	1,051,650
Strike Price USD 1,320.00, Expires 9/22/12		506	1,593,900

Options Purchased		Contracts	Value

Exchange-Traded Put Options (concluded)
Strike Price USD 1,325.00, Expires 9/22/12		512	$1,684,480
Strike Price USD 1,325.00, Expires 12/22/12		504	3,049,200

			16,593,850
Over-the-Counter Call Options — 0.0%
DAX 30 Index, Strike Price USD 7,258.78, Expires 9/21/12, Broker Goldman Sachs Group, Inc.		1,768	29,932
S&P 500 Index:
Strike Price USD 1,410.47, Expires 8/17/12, Broker JPMorgan Chase & Co.		14,964	153,387
Strike Price USD 1,412.15, Expires 8/17/12, Broker UBS AG		7,287	71,232
Strike Price USD 1,425.00, Expires 9/21/12, Broker Bank of America Corp.		18,593	240,680
Taiwan Taiex Index:
Strike Price TWD 8,818.93, Expires 3/20/13, Broker Citigroup, Inc.		29,417	39,780
Strike Price TWD 8,807.55, Expires 6/19/13, Broker Credit Suisse Group AG		29,455	77,756
Strike Price TWD 8,646.24, Expires 9/18/13, Broker Credit Suisse Group AG		24,912	100,424
Strike Price TWD 8,807.55, Expires 9/18/13, Broker Credit Suisse Group AG		14,728	49,705
Strike Price TWD 7,057.00, Expires 12/18/13, Broker JPMorgan Chase & Co.		1,401	793,861
Strike Price TWD 7,249.48, Expires 12/18/13, Broker Citigroup, Inc.		2,114	1,033,342
Strike Price TWD 8,646.11, Expires 12/18/13, Broker JPMorgan Chase & Co.		49,746	200,564

			2,790,663

		Notional Amount (000)
Over-the-Counter Interest Rate Put Swaptions — 0.0%
Pay a fixed rate of 3.00% and receive a floating rate based on 6-month LIBOR, expiring 8/21/22, Broker Citigroup, Inc.	JPY	3,301,281	10
Over-the-Counter Put Options — 0.2%
EUR Currency:
Strike Price EUR 1.31, Expires 11/01/12, Broker Deutsche Bank AG	EUR	50,480	2,811,784
Strike Price EUR 1.20, Expires 6/03/13, Broker Credit Suisse Group AG		75,999	2,501,844

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Over-the-Counter Put Options (concluded)
Brazil BOVESPA Index:
Strike Price BRL 55,478.72, Expires 11/16/12, Broker Goldman Sachs Group, Inc.	410	$1,531,146
Strike Price BRL 55,389.31, Expires 12/12/12, Broker BNP Paribas SA	450	1,773,668
KOSPI, Strike Price USD 243.53, Expires 12/12/13, Broker Citigroup, Inc.	666	1,429,569
Mead Johnson Nutrition Corp., Strike Price USD 80.00, Expires 8/17/12, Broker Morgan Stanley	282,048	1,008,322
Russell 2000 Index:
Strike Price USD 782.56, Expires 7/20/12, Broker BNP Paribas SA	10,751	126,457
Strike Price USD 807.90, Expires 8/17/12, Broker BNP Paribas SA	15,173	522,461
Strike Price USD 800.00, Expires 9/13/12, Broker Bank of America Corp.	24,983	967,774
Strike Price USD 804.79, Expires 10/19/12, Broker JPMorgan Chase & Co.	15,154	760,966
Strike Price USD 753.98, Expires 11/16/12, Broker BNP Paribas SA	32,729	1,206,379
Strike Price USD 759.04, Expires 12/21/12, Broker JPMorgan Chase & Co.	32,511	1,488,556
S&P 500 Index, Strike Price USD 1,305.14, Expires 9/21/12, Broker Bank of America Corp.	23,730	643,801

		16,772,727
Total Options Purchased (Cost — $66,539,658) — 0.4%		38,874,052
Total Investments Before Structured Options and Options Written (Cost — $9,776,808,125) — 100.8%		10,207,741,195

Over-the-Counter Structured Options	Units
United States — (0.0)%
Taiwan Taiex Index:
Initial Reference Strike Price TWD 8,571.82, One written put strike USD 243.41, One call strike USD 290.81, Expires 12/19/12, Broker Citigroup, Inc.	29,421	(491,172)
Initial Reference Strike Price TWD 8,775.89, One written put strike TWD 7,345.42, USD 1.45 call strike TWD 8,775.89, Expires 12/19/12, Broker Citigroup, Inc.	28,888	(596,344)
Total Over-the-Counter Structured Options (Cost — $0) — (0.0)%		(1,087,516)

Options Written	Contracts	Value

Exchange-Traded Call Options — (0.2)%
Activision Blizzard, Inc., Strike Price USD 12.50, Expires 1/19/13	2,732	$(215,828)
Alcoa, Inc., Strike Price USD 10.00, Expires 1/19/13	7,885	(331,170)
Apple, Inc., Strike Price USD 450.00, Expires 1/19/13	587	(8,524,708)
CONSOL Energy, Inc., Strike Price USD 35.00, Expires 10/20/12	9,824	(839,952)
Dell, Inc., Strike Price USD 15.00, Expires 1/19/13	1,016	(36,068)
EMC Corp., Strike Price USD 25.00, Expires 1/19/13	1,492	(384,936)
Goldcorp, Inc., Strike Price USD 48.00, Expires 10/20/12	1,446	(49,887)
HCA Holdings, Inc., Strike Price USD 30.00, Expires 9/22/12	1,730	(393,575)
International Business Machines Corp., Strike Price USD 200.00, Expires 1/19/13	526	(462,880)
Mattel, Inc., Strike Price USD 35.00, Expires 1/19/13	854	(89,670)
Sandisk Corp., Strike Price USD 40.00, Expires 7/21/12	1,417	(58,805)
SPDR Gold Shares:
Strike Price USD 172.00, Expires 7/21/12	4,523	(40,707)
Strike Price USD 175.00, Expires 8/18/12	1,952	(56,608)
Universal Health Services, Inc., Strike Price USD 45.00, Expires 10/20/12	1,313	(285,578)
Valeant Pharmaceuticals International, Inc., Strike Price USD 50.00, Expires 1/19/13	518	(202,020)
Vertex Pharmaceuticals, Inc.:
Strike Price USD 35.00, Expires 7/21/12	1,577	(3,280,160)
Strike Price USD 40.00, Expires 1/19/13	1,449	(2,637,180)
Whiting Petroleum Corp., Strike Price USD 52.50, Expires 1/19/13	1,399	(195,860)

		(18,085,592)
Exchange-Traded Put Options — (0.1)%
ConocoPhillips, Strike Price USD 55.00, Expires 1/19/13	7,489	(973,570)
CONSOL Energy, Inc., Strike Price USD 24.00, Expires 10/20/12	9,824	(839,952)
Goldcorp, Inc., Strike Price USD 36.00, Expires 10/20/12	1,446	(346,317)
Intel Corp., Strike Price USD 25.00, Expires 7/21/12	4,095	(79,853)
Mattel, Inc., Strike Price USD 25.00, Expires 1/19/13	4,066	(203,300)
S&P 500 Index:
Strike Price USD 1,175.00, Expires 9/22/12	506	(437,690)
Strike Price USD 1,200.00, Expires 12/22/12	504	(1,501,920)
SPDR Gold Shares, Strike Price USD 135.00, Expires 8/18/12	1,952	(58,560)

		(4,441,162)

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value

Over-the-Counter Call Options — (0.0)%
EUR Currency:
Strike Price EUR 1.37, Expires 11/01/12, Broker Deutsche Bank AG	EUR	50,480	$(144,885)
Strike Price EUR 1.40, Expires 6/03/13, Broker Credit Suisse Group AG		75,999	(1,003,123)

		Contracts
Brazil BOVESPA Index, Strike Price BRL 64,667.72, Expires 12/12/12, Broker Credit Suisse Group AG		450	(264,089)
DAX 30 Index, Strike Price USD 7,828.10, Expires 9/21/12, Broker Goldman Sachs Group, Inc.		1,768	(1,315)
Mattel, Inc., Strike Price USD 33.00, Expires 1/18/13, Broker Morgan Stanley		71,800	(115,938)
Mead Johnson Nutrition Co., Strike Price USD 100.00, Expires 1/18/13, Broker Morgan Stanley		282,048	(306,022)
Russell 2000 Index:
Strike Price USD 877.51, Expires 8/17/12, Broker BNP Paribas SA		15,173	(35,673)
Strike Price USD 833.69, 9/13/12, Broker Bank of America Corp.		24,983	(450,805)
Strike Price USD 894.56, 10/19/12, Broker JPMorgan Chase & Co.		15,154	(107,223)
Strike Price USD 851.80, Expires 11/16/12, Broker BNP Paribas SA		32,729	(754,088)
Strike Price USD 868.03, Expires 12/21/12, Broker JPMorgan Chase & Co.		32,511	(745,269)

			(3,928,430)

		Notional Amount (000)
Over-the-Counter Interest Rate Put Swaptions — (0.0)%
Receive a fixed rate of 3.15% and pay a floating rate based on 6-month LIBOR, expiring 4/30/13, Broker Morgan Stanley	JPY	3,301,281	(26,368)
Over-the-Counter Put Options — (0.1)%
EUR Currency:
Strike Price EUR 1.17, Expires 11/01/12, Broker Deutsche Bank AG	EUR	50,480	(342,282)
Strike Price EUR 1.09, Expires 6/03/13, Broker Credit Suisse Group AG		75,999	(1,031,783)

Options Written	Contracts	Value

Over-the-Counter Put Options (continued)
Brazil BOVESPA Index:
Strike Price BRL 46,466.95, Expires 11/16/12, Broker Goldman Sachs Group, Inc.	410	$(528,497)
Strike Price BRL 46,392.06, Expires 12/12/12, Broker Credit Suisse Group AG	450	(662,076)
Mead Johnson Nutrition Co., Strike Price USD 60.00, Expires 1/17/14, Broker Morgan Stanley	282,048	(1,241,011)
Russell 2000 Index:
Strike Price USD 700.19, Expires 7/20/12, Broker BNP Paribas SA	10,751	(9,295)
Strike Price USD 700.00, Expires 9/13/12, Broker Bank of America Corp.	24,983	(272,151)
Strike Price USD 730.12, Expires 10/19/12, Broker JPMorgan Chase & Co.	15,154	(362,313)
Strike Price USD 676.65, Expires 11/16/12, Broker BNP Paribas SA	32,729	(596,922)
Strike Price USD 681.19, Expires 12/21/12, Broker JPMorgan Chase & Co.	32,511	(798,432)
S&P 500 Index:
Strike Price USD 1,240.54, Expires 8/17/12, Broker JPMorgan Chase & Co.	14,964	(103,364)
Strike Price USD 1,137.81, Expires 9/21/12, Broker Bank of America Corp.	23,730	(138,113)
Strike Price USD 1,175.00, Expires 9/21/12, Broker Bank of America Corp.	18,593	(151,316)
Strike Price USD 1,149.60, Expires 12/20/13, Broker Citigroup, Inc.	11,200	(909,275)
Taiwan Taiex Index:
Strike Price TWD 7,557.82, Expires 3/20/13, Broker Citigroup, Inc.	29,417	(810,488)
Strike Price TWD 7,574.49, Expires 6/19/13, Broker Credit Suisse Group AG	29,455	(932,511)
Strike Price TWD 6,957.96, Expires 9/18/13, Broker Credit Suisse Group AG	14,728	(379,639)
Strike Price TWD 7,176.38, Expires 9/18/13, Broker Credit Suisse Group AG	15,098	(447,191)
Strike Price TWD 5,758.51, Expires 12/18/13, Broker JPMorgan Chase & Co.	1,401	(597,681)
Strike Price TWD 6,524.53, Expires 12/18/13, Broker Citigroup, Inc.	2,114	(1,500,493)

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Put Options (concluded)
Taiwan Taiex Index: (concluded)
Strike Price TWD 7,180.59, Expires 12/18/13, Broker JPMorgan Chase & Co.	30,149	$(895,338)

		(12,710,171)
Total Options Written (Premiums Received — $42,697,083) — (0.4)%		(39,191,723)
Total Investments, Net of Structured Options and Options Written — 100.4%		10,167,461,956
Liabilities in Excess of Other Assets — (0.4)%		(40,341,472)

Net Assets — 100.0%		$10,127,120,484

(a)	Non-income producing security.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.

(c)	Security, or a portion of security, is on loan.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Variable rate security. Rate shown is as of report date.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Convertible security.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(m)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,001,683	—		(1,414,563)[1]	3,587,120	$3,587,120	—	$835
BlackRock Liquidity Series LLC, Money Market Series	$62,810,683	$11,039,105	[2]	—	$73,849,788	$73,849,788	—	$184,471
iShares Gold Trust	2,238,615	71,812		—	2,310,427	$35,950,244	—	—
iShares Silver Trust[3]	81,751	—		(81,751)	—	—	$2,539,699	—
[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]	No longer held by the Fund as of report date.

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(p)	Represents the current yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities.

—	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
24	Hang Seng Index	Hong Kong Futures Index	July 2012	USD	3,008,372	$79,552
223	MSCI Taiwan Index	Stock Exchange of Singapore	July 2012	USD	5,650,820	197,139
20	SGX MSCI Singapore Index	Stock Exchange of Singapore	July 2012	USD	1,048,668	32,123
155	DJ Euro Stoxx 50 Index	Eurex	September 2012	USD	4,423,236	244,798
23	FTSE 100 Index	Euronext LIFFE	September 2012	USD	1,989,466	11,201
95	Nikkei 225 Index	Chicago Mercantile	September 2012	USD	5,410,490	285,382
305	S&P 500 E-Mini Index	Chicago Mercantile	September 2012	USD	20,685,100	533,735
15	S&P TSE 60 Index	Montreal Exchange	September 2012	USD	1,948,924	26,292
Total						$1,410,222

—	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
351	DAX 30 Index	Eurex Mercantile	September 2012	USD	71,198,140	$(864,287)

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,974,519	USD	24,901	Deutsche Bank AG	7/02/12	$(199)
USD	1,494,392	AUD	1,489,091	Deutsche Bank AG	7/02/12	(29,692)
USD	6,816,063	EUR	5,480,913	Brown Brothers Harriman & Co.	7/02/12	(120,028)
USD	25,506	JPY	2,029,022	Brown Brothers Harriman & Co.	7/02/12	123
USD	33,909	JPY	2,697,447	Brown Brothers Harriman & Co.	7/02/12	163
USD	138,725	JPY	11,013,386	Brown Brothers Harriman & Co.	7/02/12	946
USD	398,638	MYR	1,273,849	Brown Brothers Harriman & Co.	7/02/12	(2,511)
USD	480,035	TRY	867,831	UBS AG	7/02/12	173
BRL	19,987,785	USD	9,888,579	Barclays Plc	7/03/12	63,019
BRL	19,987,785	USD	9,556,674	Barclays Plc	7/03/12	391,209
BRL	13,963,524	USD	6,908,190	JPMorgan Chase & Co.	7/03/12	44,025
BRL	13,963,524	USD	6,687,832	JPMorgan Chase & Co.	7/03/12	261,788
BRL	10,165,500	USD	5,029,189	UBS AG	7/03/12	32,051
BRL	10,165,500	USD	4,863,876	UBS AG	7/03/12	195,475
CAD	757,588	USD	743,937	Barclays Plc	7/03/12	183
EUR	65	USD	82	Brown Brothers Harriman & Co.	7/03/12	1
EUR	138	USD	173	Brown Brothers Harriman & Co.	7/03/12	1
USD	1,527,526	AUD	1,492,453	Credit Suisse Securities (USA) LLC	7/03/12	1
USD	9,888,579	BRL	19,987,785	Barclays Plc	7/03/12	(63,019)
USD	9,896,413	BRL	19,987,785	Barclays Plc	7/03/12	(51,471)
USD	53,925	BRL	108,632	Brown Brothers Harriman & Co.	7/03/12	(161)
USD	6,908,190	BRL	13,963,524	JPMorgan Chase & Co.	7/03/12	(44,025)
USD	6,909,557	BRL	13,963,524	JPMorgan Chase & Co.	7/03/12	(40,063)
USD	5,022,480	BRL	10,165,500	UBS AG	7/03/12	(36,870)
USD	5,029,189	BRL	10,165,500	UBS AG	7/03/12	(32,051)
USD	1,730	CAD	1,785	Brown Brothers Harriman & Co.	7/03/12	(23)
USD	250,034	HKD	1,939,432	Brown Brothers Harriman & Co.	7/03/12	41
USD	293,890	INR	16,224,173	Brown Brothers Harriman & Co.	7/03/12	3,316
USD	28,467	JPY	2,258,273	Brown Brothers Harriman & Co.	7/03/12	215
USD	30,206	JPY	2,396,279	Brown Brothers Harriman & Co.	7/03/12	229
USD	31,091	JPY	2,466,453	Brown Brothers Harriman & Co.	7/03/12	235
USD	40,006	JPY	3,173,709	Brown Brothers Harriman & Co.	7/03/12	303
USD	51,714	JPY	4,102,509	Brown Brothers Harriman & Co.	7/03/12	391
USD	59,620	JPY	4,729,616	Brown Brothers Harriman & Co.	7/03/12	451
USD	62,467	JPY	4,955,525	Brown Brothers Harriman & Co.	7/03/12	473

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2012 (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	63,133	JPY	5,008,348	Brown Brothers Harriman & Co.	7/03/12	$478
USD	87,338	JPY	6,928,500	Brown Brothers Harriman & Co.	7/03/12	661
USD	91,645	JPY	7,270,160	Brown Brothers Harriman & Co.	7/03/12	694
USD	106,858	JPY	8,477,055	Brown Brothers Harriman & Co.	7/03/12	809
USD	107,225	JPY	8,506,152	Brown Brothers Harriman & Co.	7/03/12	812
USD	114,181	JPY	9,057,968	Brown Brothers Harriman & Co.	7/03/12	864
USD	115,175	JPY	9,136,804	Brown Brothers Harriman & Co.	7/03/12	872
USD	143,149	JPY	11,356,006	Brown Brothers Harriman & Co.	7/03/12	1,083
USD	146,947	JPY	11,657,329	Brown Brothers Harriman & Co.	7/03/12	1,112
USD	154,974	JPY	12,294,065	Brown Brothers Harriman & Co.	7/03/12	1,173
USD	190,581	JPY	15,118,759	Brown Brothers Harriman & Co.	7/03/12	1,442
USD	191,924	JPY	15,225,323	Brown Brothers Harriman & Co.	7/03/12	1,453
USD	219,771	JPY	17,434,431	Brown Brothers Harriman & Co.	7/03/12	1,663
USD	264,623	JPY	20,992,544	Brown Brothers Harriman & Co.	7/03/12	2,003
USD	158,210	JPY	12,621,686	UBS AG	7/03/12	311
USD	21,847	SGD	27,768	Brown Brothers Harriman & Co.	7/03/12	(73)
USD	44,795	CAD	46,000	Brown Brothers Harriman & Co.	7/05/12	(387)
USD	287,882	EGP	1,747,154	Brown Brothers Harriman & Co.	7/05/12	(17)
USD	23,567	EGP	143,025	Brown Brothers Harriman & Co.	7/05/12	(1)
USD	135,483	HKD	1,051,239	Brown Brothers Harriman & Co.	7/05/12	(22)
USD	59,735	HKD	463,492	Brown Brothers Harriman & Co.	7/05/12	(10)
USD	22,901	HKD	177,696	Brown Brothers Harriman & Co.	7/05/12	(4)
USD	24,785,762	AUD	25,331,789	JPMorgan Chase & Co.	7/12/12	(1,125,547)
USD	9,647,457	AUD	9,864,475	UBS AG	7/12/12	(442,690)
USD	21,169,418	EUR	16,932,690	Credit Suisse Group AG	7/12/12	(282,426)
USD	15,602,595	EUR	12,417,900	Credit Suisse Group AG	7/12/12	(129,510)
USD	35,958,492	EUR	28,805,970	Deutsche Bank AG	7/12/12	(535,484)
USD	35,703,568	GBP	22,834,500	JPMorgan Chase & Co.	7/12/12	(112,719)
JPY	1,332,303,200	USD	16,884,474	Deutsche Bank AG	7/13/12	(190,727)
SGD	27,696,749	USD	21,503,687	HSBC Securities	7/13/12	349,460
SGD	20,752,656	USD	16,111,685	JPMorgan Chase & Co.	7/13/12	262,469
EUR	28,985,102	USD	36,406,940	Credit Suisse Group AG	7/19/12	316,005
JPY	1,391,096,100	USD	17,700,000	Credit Suisse Group AG	7/19/12	(268,073)
JPY	2,015,744,000	USD	25,641,357	UBS AG	7/19/12	(381,922)
USD	15,645,357	EUR	12,704,000	Credit Suisse Group AG	7/19/12	(450,094)
USD	15,769,221	EUR	12,704,000	Credit Suisse Group AG	7/19/12	(326,230)
USD	12,200,000	EUR	9,856,595	Credit Suisse Group AG	7/19/12	(287,904)
USD	15,903,616	EUR	12,645,100	Credit Suisse Group AG	7/19/12	(117,212)
USD	7,973,228	JPY	627,198,000	Credit Suisse Group AG	7/19/12	113,764
CHF	17,226,743	EUR	14,355,619	UBS AG	7/20/12	(18,895)
USD	8,600,950	EUR	6,782,869	Barclays Plc	7/20/12	7,262
USD	8,132,544	EUR	6,400,000	Barclays Plc	7/20/12	23,940
USD	7,601,318	EUR	5,989,440	JPMorgan Chase & Co.	7/20/12	12,881
USD	30,864,099	EUR	24,289,148	JPMorgan Chase & Co.	7/20/12	90,494
USD	8,670,646	GBP	5,605,900	Deutsche Bank AG	7/20/12	(122,127)
USD	12,739,263	GBP	8,227,000	Goldman Sachs Group, Inc.	7/20/12	(164,666)
USD	12,922,875	AUD	12,726,630	Barclays Bank Plc	7/26/12	(77,664)
USD	17,612,981	EUR	14,087,680	UBS AG	7/26/12	(236,523)
USD	10,502,900	EUR	8,274,300	UBS AG	7/26/12	19,119
USD	41,617,328	GBP	26,423,700	Deutsche Bank AG	7/26/12	172,754
USD	18,194,358	GBP	11,553,000	JPMorgan Chase & Co.	7/26/12	73,914
USD	4,744,130	MXN	62,734,000	JPMorgan Chase & Co.	7/26/12	77,376
USD	12,292,107	MXN	163,110,110	JPMorgan Chase & Co.	7/26/12	158,419
USD	9,602,726	MXN	126,828,000	JPMorgan Chase & Co.	7/26/12	168,048
USD	51,372,061	AUD	51,238,840	UBS AG	8/02/12	(934,928)
USD	9,495,926	BRL	19,987,785	Barclays Plc	8/02/12	(388,638)
USD	4,833,004	BRL	10,165,500	UBS AG	8/02/12	(194,143)
USD	26,421,162	EUR	21,131,520	UBS AG	8/02/12	(354,573)
CHF	19,179,504	EUR	15,977,860	Credit Suisse Group AG	8/03/12	(10,310)
CHF	30,550,802	EUR	25,451,367	UBS AG	8/03/12	(16,959)
SGD	15,705,840	USD	12,307,687	JPMorgan Chase & Co.	8/03/12	84,388
USD	26,202,421	AUD	26,098,029	Deutsche Bank AG	8/03/12	(437,141)

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2012 (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,769,100	JPY	1,890,000,000	Deutsche Bank AG	8/06/12	$79,326
USD	6,310,566	MXN	82,930,300	Deutsche Bank AG	8/23/12	157,787
MXN	364,856,030	USD	26,214,688	Credit Suisse Group AG	9/06/12	819,121
USD	27,258,575	MXN	364,856,030	Credit Suisse Group AG	9/06/12	224,766
MXN	251,270,420	USD	17,939,174	UBS AG	10/18/12	606,511
USD	19,035,926	MXN	251,270,420	UBS AG	10/18/12	490,242
USD	23,803,227	JPY	1,890,000,000	Deutsche Bank AG.	11/09/12	80,203
AUD	28,239,000	USD	27,562,676	JPMorgan Chase & Co.	11/15/12	1,005,526
USD	14,772,921	AUD	14,631,000	Goldman Sachs Group, Inc.	11/15/12	(28,643)
USD	14,483,098	AUD	14,279,050	Goldman Sachs Group, Inc.	11/15/12	37,587
USD	27,597,975	AUD	28,239,000	JPMorgan Chase & Co.	11/15/12	(970,228)
Total						$(2,584,999)

—	Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Index Series 18	5.00%	Deutsche Bank AG	6/20/17	USD 24,986	$(896,138)
Dow Jones CDX North America High Yield Index Series 18	5.00%	JPMorgan Chase & Co.	6/20/17	USD 24,969	(864,907)
Total					$(1,761,045)

—	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
1.29%[1]	3-Month LIBOR	Deutsche Bank AG	6/22/16	USD 63,983	$42,920
1.32%[1]	3-Month LIBOR	Deutsche Bank AG	6/22/16	USD 63,984	57,733
1.28%[1]	3-Month LIBOR	UBS AG	6/22/16	USD 159,818	78,135
Total					$178,788

[1]	Fund pays a floating rate and receives fixed rate.

—	Total return swaps outstanding as of June 30, 2012 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount		Unrealized Appreciation
HSCEI Dividend Point Index Futures December 2012	Receives	HKD 35,288,625	Citigroup, Inc.	12/31/12	HKD	2,085	$484,775
SGX Nikkei Stock Average Dividend Point Index Futures December 2013	Receives	JPY 434,255,500	Citigroup, Inc.	3/31/14	JPY	265	1,129,779
Total							$1,614,554

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierachy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$6,543,250	—	—	$6,543,250
Australia	—	$57,867,165	—	57,867,165
Belgium	—	3,639,718	—	3,639,718
Brazil	138,740,859	—	—	138,740,859
Canada	229,345,752	—	$4	229,345,756
Chile	4,793,131	—	—	4,793,131
China	—	89,616,688	—	89,616,688
Egypt	2,825,127	—	—	2,825,127
France	20,335,935	117,991,237	—	138,327,172
Germany	—	196,617,043	—	196,617,043
Hong Kong	—	72,536,231	—	72,536,231
India	—	2,865,148	—	2,865,148
Indonesia	—	6,147,780	—	6,147,780
Ireland	7,725,347	—	—	7,725,347
Israel	24,388,997	—	—	24,388,997
Italy	—	46,590,028	—	46,590,028
Japan	—	590,408,041	—	590,408,041
Kazakhstan	—	11,202,233	—	11,202,233
Luxembourg	—	1,294,554	—	1,294,554
Malaysia	—	34,587,766	—	34,587,766
Mexico	25,174,668	—	—	25,174,668
Netherlands	18,956,460	29,208,070	—	48,164,530
Norway	—	12,724,520	—	12,724,520
Philippines	4,586,514	—	—	4,586,514
Portugal	—	2,771,746	—	2,771,746
Russia	13,935,781	12,036,886	—	25,972,667
Singapore	—	90,577,714	—	90,577,714
South Africa	11,299,945	6,605,757	—	17,905,702
South Korea	19,794,176	69,547,815	—	89,341,991
Sweden	—	2,713,157	—	2,713,157
Switzerland	5,649,401	89,508,304	—	95,157,705
Taiwan	12,484,845	34,875,088	—	47,359,933
Thailand	23,800,173	11,864	—	23,812,037
Turkey	—	6,235,424	—	6,235,424
United Arab Emirates	3,015,143	—	—	3,015,143
United Kingdom	109,006,871	219,220,692	8,778,410	337,005,973
United States	3,395,882,026	—	—	3,395,882,026
Corporate Bonds	—	555,787,879	43,668,145	599,456,024
Floating Rate Loan Interests	—	3,776,447	18,963,989	22,740,436
Foreign Agency Obligations	—	918,974,394	—	918,974,394
Non-Agency Mortgage-Backed Securities	—	9,174,524	—	9,174,524
US Treasury Obligations	—	713,496,279	—	713,496,279
Investment Companies	219,811,574	—	—	219,811,574
Preferred Securities	95,421,115	13,874,859	—	109,295,974
Warrants	642,093	422,723	—	1,064,816
Short-Term Securities:
Foreign Agency Obligations.	—	196,296,719	—	196,296,719
Money Market Funds	3,587,120	73,849,788	—	77,436,908
Time Deposits	—	7,466,724	—	7,466,724
US Treasury Obligations	—	1,399,189,287	—	1,399,189,287

Total	$4,397,746,303	$5,699,710,292	$71,410,548	$10,168,867,143

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$20,720,874	$15,864,316	—	$36,585,190
Foreign currency exchange contracts	—	11,755,232	—	11,755,232
Interest rate contracts	—	178,798	—	178,798
Liabilities:
Credit contracts	—	(1,761,045)	—	(1,761,045)
Equity contracts	(23,391,041)	(15,204,044)	—	(38,595,085)
Foreign currency exchange contracts	—	(11,548,676)	—	(11,548,676)
Interest rate contracts	—	(26,368)	—	(26,368)

Total	$(2,670,167)	$(741,787)	—	$(3,411,954)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency	$2,341,499	—	—	$2,341,499
Liabilities:
Collateral on securities loaned at value	—	$(73,849,788)	—	(73,849,788)
Cash collateral held for swaps	—	(6,700,000)	—	(6,700,000)

Total	$2,341,499	$(80,549,788)	—	$(78,208,289)

There were no transfers between levels during the period ended June 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $73,324,311) (cost—$9,666,788,936)	$10,094,354,043
Investments at value—affiliated (cost—$110,019,189)	113,387,152
Investments sold receivable	62,648,801
Interest receivable	31,973,875
Dividends receivable	8,775,504
Unrealized appreciation on foreign currency exchange contracts	6,441,604
Capital shares sold receivable	3,602,327
Swaps premiums paid	3,519,291
Foreign currency at value (cost—$2,337,441)	2,341,499
Unrealized appreciation on swaps	1,793,342
Securities lending income receivable—affiliated	26,951
Prepaid expenses	35,879

Total assets	10,328,900,268

Liabilities:
Collateral on securities loaned at value	73,849,788
Investments purchased payable	56,284,255
Options written at value (premiums received—$42,697,083)	39,191,723
Unrealized depreciation on foreign currency exchange contracts	9,026,603
Cash collateral held for swaps	6,700,000
Investment advisory fees payable	5,115,832
Capital shares redeemed payable	2,500,270
Unrealized depreciation on swaps	1,761,045
Variation margin payable	1,728,359
Distribution fees payable	1,662,873
Structured options at value (cost—$0)	1,087,516
Swaps payable	78,382
Other affiliates payable	43,165
Other accrued expenses payable	2,749,973

Total liabilities	201,779,784

Net Assets	$10,127,120,484

Net Assets Consist of:
Paid-in capital	$9,677,829,217
Undistributed net investment income	64,410,066
Accumulated net realized loss	(45,732,758)
Net unrealized appreciation/depreciation	430,613,959

Net Assets	$10,127,120,484

Net Asset Value:
Class I—Based on net assets of $1,811,150,130 and 117,492,717 shares outstanding, 200 million shares authorized, $0.10 par value.	$15.41

Class II—Based on net assets of $41,765,958 and 2,714,801 shares outstanding, 200 million shares authorized, $0.10 par value	$15.38

Class III—Based on net assets of $8,274,204,396 and 602,049,608 shares outstanding, 1.5 billion shares authorized, $0.10 par value.	$13.74

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$91,050,956
Foreign taxes withheld	(4,763,182)
Interest	49,414,947
Securities lending—affiliated	184,471
Dividends—affiliated	835

Total income	135,888,027

Expenses:
Investment advisory	31,857,294
Distribution—Class II	23,367
Distribution—Class III	10,305,274
Transfer agent—Class I	238,532
Transfer agent—Class II	7,658
Transfer agent—Class III	2,474,468
Custodian	1,072,951
Accounting services	1,031,234
Printing	322,546
Professional	114,161
Officer and Directors	92,911
Registration	6,302
Miscellaneous	237,608

Total expenses	47,784,306
Less fees waived by advisor	(169)
Less transfer agent fees reimbursed—class I	(28,938)
Less transfer agent fees reimbursed—class II	(3,636)
Less transfer agent fees reimbursed—class III	(1,522,073)

Total expenses after fees waived and reimbursed	46,229,490

Net investment income	89,658,537

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	17,475,502
Investments—affiliated	2,539,699
Financial futures contracts	(13,583,963)
Foreign currency transactions	11,855,683
Options written and structured options	21,656,679
Swaps	3,109,294

43,052,894

Net change in unrealized appreciation/depreciation on:
Investments	208,009,853
Financial futures contracts	276,471
Foreign currency transactions	(13,717,544)
Options written and structured options	3,874,048
Swaps	(580,723)

197,862,105

Total realized and unrealized gain	240,914,999

Net Increase in Net Assets Resulting from Operations	$330,573,536

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$89,658,537	$137,386,540
Net realized gain	43,052,894	239,476,449
Net change in unrealized appreciation/depreciation	197,862,105	(744,324,240)

Net increase (decrease) in net assets resulting from operations	330,573,536	(367,461,251)

Dividends and Distribution to Shareholders From:
Net investment income:
Class I	—	(40,718,447)
Class II	—	(564,052)
Class III	—	(182,962,615)
Net realized gain:
Class I	—	(39,352,619)
Class II	—	(572,753)
Class III	—	(194,465,359)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(458,635,845)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	328,892,373	2,387,328,653

Net Assets:
Total increase in net assets	659,465,909	1,561,231,557
Beginning of period	9,467,654,575	7,906,423,018

End of period	$10,127,120,484	$9,467,654,575

Undistributed (Distribution in excess of) net investment income	$64,410,066	$(25,248,471)

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$14.87		$16.15	$14.92	$12.52	$16.03	$14.78

Net investment income[2]	0.15		0.28	0.26	0.27	0.27	0.32
Net realized and unrealized gain (loss)	0.39		(0.84)	1.24	2.39	(3.39)	2.19

Net increase (decrease) from investment operations	0.54		(0.56)	1.50	2.66	(3.12)	2.51

Dividends and distributions from:
Net investment income	—		(0.36)	(0.19)	(0.24)	(0.33)	(0.47)
Net realized gain	—		(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—		—	—	(0.02)	—	—

Total dividends and distributions	—		(0.72)	(0.27)	(0.26)	(0.39)	(1.26)

Net asset value, end of period	$15.41		$14.87	$16.15	$14.92	$12.52	$16.03

Total Investment Return:[3]
Based on net asset value	3.63%	[4]	(3.49)%	10.05%	21.30%	(19.48)%	17.01%

Ratios to Average Net Assets:
Total expenses	0.72%	[5]	0.69%	0.71%	0.74%	0.80%	0.78%

Total expenses after fees waived and reimbursed	0.71%	[5]	0.69%	0.71%	0.74%	0.80%	0.78%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.71%	[5]	0.69%	0.71%	0.74%	0.80%	0.78%

Net investment income	1.98%	[5]	1.75%	1.75%	1.99%	1.81%	2.03%

Supplemental Data:
Net assets, end of period (000)	$1,811,150		$1,737,294	$1,403,484	$855,977	$589,326	$755,675

Portfolio turnover	22%		31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (continued)

	Class II
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$14.85		$16.13	$14.91	$12.53	$16.03	$14.78

Net investment income[2]	0.14		0.26	0.24	0.24	0.25	0.30
Net realized and unrealized gain (loss)	0.39		(0.84)	1.23	2.39	(3.39)	2.19

Net increase (decrease) from investment operations	0.53		(0.58)	1.47	2.63	(3.14)	2.49

Dividends and distributions from:
Net investment income	—		(0.34)	(0.17)	(0.22)	(0.30)	(0.45)
Net realized gain	—		(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—		—	—	(0.03)	—	—

Total dividends and distributions	—		(0.70)	(0.25)	(0.25)	(0.36)	(1.24)

Net asset value, end of period	$15.38		$14.85	$16.13	$14.91	$12.53	$16.03

Total Investment Return:[3]
Based on net asset value	3.57%	[4]	(3.63)%	9.88%	21.05%	(19.57)%	16.82%

Ratios to Average Net Assets:
Total expenses	0.89%	[5]	0.84%	0.86%	0.89%	0.95%	0.93%

Total expenses after fees waived and reimbursed	0.87%	[5]	0.84%	0.86%	0.89%	0.95%	0.93%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.87%	[5]	0.84%	0.86%	0.89%	0.95%	0.93%

Net investment income	1.83%	[5]	1.60%	1.60%	1.76%	1.69%	1.90%

Supplemental Data:
Net assets, end of period (000)	$41,766		$25,768	$19,019	$7,843	$1,544	$1,521

Portfolio turnover	22%		31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$13.28		$14.49	$13.42	$11.30	$14.53	$13.51

Net investment income[2]	0.12		0.22	0.20	0.21	0.21	0.24
Net realized and unrealized gain (loss)	0.34		(0.74)	1.10	2.15	(3.07)	2.02

Net increase (decrease) from investment operations	0.46		(0.52)	1.30	2.36	(2.86)	2.26

Dividends and distributions from:
Net investment income	—		(0.33)	(0.15)	(0.22)	(0.31)	(0.45)
Net realized gain	—		(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—		—	—	(0.02)	—	—

Total dividends and distributions	—		(0.69)	(0.23)	(0.24)	(0.37)	(1.24)

Net asset value, end of period	$13.74		$13.28	$14.49	$13.42	$11.30	$14.53

Total Investment Return:[3]
Based on net asset value	3.46%	[4]	(3.64)%	9.76%	20.92%	(19.67)%	16.75%

Ratios to Average Net Assets:
Total expenses	1.00%	[5]	0.94%	0.96%	0.99%	1.03%	1.04%

Total expenses after fees waived and reimbursed	0.96%	[5]	0.94%	0.96%	0.99%	1.03%	1.04%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.96%	[5]	0.94%	0.96%	0.99%	1.03%	1.04%

Net investment income	1.73%	[5]	1.50%	1.50%	1.75%	1.66%	1.67%

Supplemental Data:
Net assets, end of period (000)	$8,274,204		$7,704,593	$6,483,920	$4,547,181	$1,820,988	$333,475

Portfolio turnover	22%		31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Notes to Consolidated Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland Corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for the BlackRock Global Allocation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation:    The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and

(vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests:    The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.
Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the consolidated financial statements. The guidance is effective for consolidated financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated

Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

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Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

—

Cross-currency swaps—The Fund enters into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value —unaffiliated[2]	$36,585,190
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated[2]	11,755,232
Interest rate contracts	Unrealized appreciation on swaps; Investments at value — unaffiliated[2]	178,798

Total		$48,519,220

	Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Unrealized depreciation on swaps	$(1,761,045)
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps; Options written at value; Structured options at value;	(38,595,085)
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	(11,548,676)
Interest rate contracts	Unrealized depreciation on swaps; options written at value	(26,368)

Total		$(51,931,174)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain (Loss) From
Credit contracts:
Swaps	$381,698
Equity contracts:
Financial futures contracts	(13,583,963)
Swaps	331,486
Foreign currency exchange contracts:
Foreign currency transactions	13,731,848
Options[1]	(1,926,981)
Swaps	(24,639)
Interest rate contracts:
Options[1]	(2,646,175)
Swaps	2,420,749

Total	$(1,315,977)

Net Change in Unrealized Appreciation/Depreciation on
Credit contracts:
Swaps	$(1,761,045)
Equity contracts:
Financial futures contracts	276,471
Options[1]	(8,528,064)
Swaps	1,418,092
Foreign currency exchange contracts:
Foreign currency transactions	(6,424,241)
Option[1]	1,360,740
Swaps	(15,375)
Interest rate contracts:
Option[1]	79,611
Swaps	(222,395)

Total	$(13,816,206)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	868
Average number of contracts sold	176
Average notional value of contracts purchased	$44,099,802
Average notional value of contracts sold	$35,599,070
Foreign currency contracts:
Average number of contracts — US dollars purchased	62
Average number of contracts — US dollars sold	23
Average US dollar amounts purchased	$690,422,943
Average US dollar amounts sold	$310,914,789
Options:
Average number of option contracts purchased	82,510,186
Average number of option contracts written	162,500,425
Average notional value of option contracts purchased	$9,223,714,856
Average notional value of option contracts written	$1,113,489,975
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$40,592,281
Average notional value of swaption contracts written	$40,592,281
Structured options:
Average number of units	58,309
Average notional value	$17,028,059
Credit default swaps:
Average number of contracts — buy protection	1
Average notional value — buy protection	$24,977,498
Interest rate swaps:
Average number of contracts — receives fixed rate	5
Average notional value — receives fixed rate	$337,846,831
Total return swaps:
Average number of contracts	3
Average notional value	$11,541,850

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 billion	0.65%
$6 billion — $8 billion	0.61%
$8 billion — $10 billion	0.59%
$10 billion — $15 billion	0.57%
Greater than $15 billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	39

companies, if any. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $45,443 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed—class specific in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Consolidated Statement of Operations. For the six months ended June 30, 2012, BIM received $99,330 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $1,598,061,302 and $1,724,806,130, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2012, were $289,373,433 and $360,260,509, respectively.

Transactions in options written for the six months ended June 30, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	2,436,793	—	$20,863,171
Options written	2,354,442	JPY 126,479,000	21,867,137
Options exercised	(33,981)	—	(1,540,805)
Options expired	(2,000,025)	—	(3,433,166)
Options closed	(2,238,373)	—	(20,235,356)

Outstanding options, end of period	518,856	JPY 126,479,000	$17,520,981

	Puts
	Contracts	Notional (000)		Premiums Received
Outstanding options, beginning of period	4,434,084	JPY	3,301,281,000	$18,870,809
Options written	2,306,886		126,479,000	41,545,594
Options exercised	(2,323)		—	(256,535)
Options expired	(2,249,000)		—	(6,552,539)
Options closed	(3,869,880)		—	(28,431,227)

Outstanding options, end of period	619,767	JPY	3,427,760,000	$25,176,102

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

As of June 30, 2012, the value of portfolio securities subject to cover call options written was $163,883,191.

5.    Income Tax Information:

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$9,834,719,051

Gross unrealized appreciation	$880,274,897
Gross unrealized depreciation	(513,608,553)

Net unrealized appreciation	$366,666,344

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of June 30, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Agency Obligations	11%
Oil, Gas, & Consumable Fuels	10
US Treasury Obligations	8
Pharmaceuticals	5
Other[1]	66
[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	4,400,700	$68,816,281	30,207,326	$492,191,630
Shares issued in reinvestment of dividends and distributions	—	—	5,337,397	80,071,066
Shares redeemed	(3,724,853)	(57,768,286)	(5,649,450)	(90,812,935)

Net increase	675,847	$11,047,995	29,895,273	$481,449,761

Class II
Shares sold	2,164,597	$33,193,034	845,732	$13,617,451
Shares issued in reinvestment of dividends and distributions	—	—	75,912	1,136,806
Shares redeemed	(1,184,548)	(18,577,367)	(366,001)	(5,877,067)

Net increase	980,049	$14,615,667	555,643	$8,877,190

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	41

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class III	Shares	Amount	Shares	Amount
Shares sold	43,947,439	$612,258,718	157,222,916	$2,279,604,233
Shares issued in reinvestment of dividends and distributions	—	—	28,175,267	377,427,973
Shares redeemed	(22,237,348)	(309,030,007)	(52,402,350)	(760,030,504)

Net increase	21,710,091	$303,228,711	132,995,833	$1,897,001,702

Total net increase	23,365,987	$328,892,373	163,446,749	$2,387,328,653

9.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a long-term capital gain on July 20, 2012 to Shareholders of record on July 18, 2012 as follows:

Class I	$0.001050
Class II	$0.001050
Class III	$0.001050

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Global Opportunities V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

—

The largest detractor during the period was stock selection in the financials, industrials, information technology (“IT”), health care and materials sectors. South Korea-based property & casualty insurer, Dongbu Insurance, was a relative underperformer as it was negatively impacted by changes in pricing from regulators. Despite positive results in the first quarter, the Fund’s positioning in IT hampered returns during the full six-month period. Investments in systems software were the primary detractors within IT, as the group reacted negatively to poor performance from Oracle Corp. Within health care, the Fund’s holdings in pharmaceuticals were relative underperformers due to mixed earnings. In materials, stock-specific issues negatively impacted performance as investments in gold miners and steel weighed on returns.

—

Contributing positively to performance was stock selection in consumer staples, telecommunication services and consumer discretionary. Within consumer staples, positive results in food retail were a result of the Fund’s investment in Whole Foods Market, Inc. Also within consumer staples, stock selection in brewers proved beneficial as Anheuser-Busch InBev NV appreciated on the announcement of its acquisition of Grupo Modelo SAB de CV. Also contributing to returns was the Fund’s investments in Verizon Communica-

tions, Inc. and AT&T, Inc., which benefited from growth in mobile demand and investors seeking yield. Positions in cable & satellite delivered strong returns and aided performance within consumer discretionary. In particular, Kabel Deutschland Holding AG has started to benefit from increased penetration and advanced services in Germany.

Describe recent portfolio activity.

—

During the six-month period, the Fund’s positioning has not drastically changed. From a sector perspective, the largest addition was in industrials, where Fund management attempted to reduce an underweight position by adding to the capital goods and transportation industries. From a geographical perspective, no major changes were made. The largest underweight remains emerging Asia.

Describe portfolio positioning at period end.

—

At the sector level, the Fund exhibits modest over/underweights. Fund management intends to remain broadly diversified and to focus on driving alpha (outperformance) through the identification of attractive sub-industries. Although minimal, the Fund’s largest underweight is in health care and the largest overweight is in utilities. Fund management remains somewhat cautious to begin the second half of 2012 due to the financial markets’ reliance on central bank and political actions rather than fundamental and core trends. While there may be risk-on rallies on account of such actions, these recently have been shallower and shorter in breadth as the effects of monetary easing are not as impactful as they once were.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged market capitalization-weighted index is a free float-adjusted market capitalization weighted index, calculated by Morgan Stanley Capital International, that is designed to measure the equity market performance of developed and emerging markets.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	3.51%	(11.87)%	(2.91)%	6.52%
Class III Shares[4]	3.35	(12.09)	(3.14)[6]	6.26	[6]
MSCI All Country World Index	5.65	(6.49)	(2.70)	5.73

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Fund Information as of June 30, 2012

Geographic Allocations	Percent of Long-Term Investments
United States	55%
United Kingdom	8
Japan	6
Germany	5
Canada	3
Netherlands	3
France	2
Hong Kong	2
China	1
Ireland	1
Norway	1
Australia	1
Switzerland	1
Brazil	1
Mexico	1
Other[1]	9

[1]

Other includes a 1% or less investment in each of the following countries: Sweden, Belgium, Italy, Taiwan, South Korea, India, Thailand, Argentina, Russia, Luxembourg, Indonesia, Singapore and Bermuda.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]
Class I	$1,000.00	$1,035.10	$5.52	$1,000.00	$1,019.43	$5.47	1.09%
Class III	$1,000.00	$1,033.50	$5.92	$1,000.00	$1,019.04	$5.84	1.17%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.5%
Arcos Dorados Holdings, Inc., Class A	14,200	$209,876
Australia — 1.0%
Australia & New Zealand Banking Group Ltd.	6,900	157,183
Newcrest Mining Ltd.	7,600	176,860
PanAust Ltd. (a)	36,300	103,429

		437,472
Belgium — 0.9%
Anheuser-Busch InBev NV	4,742	373,865
Bermuda — 0.1%
PartnerRe Ltd.	601	45,478
Brazil — 1.0%
Banco Bradesco SA, Preference Shares	19,600	292,170
BM&F BOVESPA SA	27,400	139,831

		432,001
Canada — 2.9%
First Quantum Minerals Ltd.	7,400	130,832
Manulife Financial Corp.	16,300	177,553
Saputo, Inc.	6,000	249,465
Suncor Energy, Inc.	6,300	182,175
SXC Health Solutions Corp. (a)	1,100	109,131
The Toronto-Dominion Bank	2,500	195,658
TransCanada Corp.	4,300	180,219

		1,225,033
China — 1.4%
Air China Ltd., Class H	138,000	81,924
China Construction Bank, Class H	394,400	272,481
China Eastern Airlines Corp., Ltd., Class H (a)	176,400	56,705
China Southern Airlines Co. Ltd., Class H	168,000	74,561
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	96,800	124,503

		610,174
France — 2.8%
Arkema	2,400	157,364
BNP Paribas SA	3,240	124,917
Danone SA	5,300	329,377
LVMH Moet Hennessy Louis Vuitton SA	1,400	213,065
Sanofi	4,600	348,224

		1,172,947
Germany — 4.4%
Allianz AG, Registered Shares	2,500	251,462
Bayer AG, Registered Shares	2,500	180,148
Continental AG	1,500	125,041
Daimler AG, Registered Shares	4,700	211,215
Deutsche Bank AG, Registered Shares	8,600	310,402
Deutsche Lufthansa AG, Registered Shares	18,900	218,499
GSW Immobilien AG	2,200	75,213
Merck KGaA	2,600	259,652

Common Stocks	Shares	Value

Germany (concluded)
Volkswagen AG, Preference Shares	1,500	$237,642

		1,869,274
Hong Kong — 2.1%
AIA Group Ltd.	107,400	370,966
BOC Hong Kong Holdings Ltd.	73,000	224,727
Hong Kong Exchanges and Clearing Ltd.	11,700	168,349
Wharf Holdings Ltd.	23,600	131,238

		895,280
India — 0.5%
ICICI Bank Ltd.	5,500	89,338
Jubilant Foodworks Ltd. (a)	6,877	144,808

		234,146
Indonesia — 0.2%
Tower Bersama Infrastructure (a)	289,500	101,419
Ireland — 1.4%
Covidien Plc	3,600	192,600
Ingersoll-Rand Plc	9,400	396,492

		589,092
Italy — 0.8%
Eni SpA	10,900	231,572
Intesa Sanpaolo SpA	76,900	109,448

		341,020
Japan — 6.2%
Advantest Corp.	13,900	217,291
Bridgestone Corp.	6,800	156,156
Hino Motors Ltd.	30,200	218,583
Hitachi Ltd.	20,000	123,317
Honda Motor Co. Ltd.	5,700	198,905
IHI Corp.	179,000	382,879
ORIX Corp.	2,400	223,670
Softbank Corp.	8,900	331,290
Sumitomo Mitsui Financial Group, Inc.	6,900	227,941
Tokio Marine Holdings, Inc.	12,200	306,136
Toyota Motor Corp.	5,600	226,028

		2,612,196
Luxembourg — 0.3%
ArcelorMittal	7,200	110,156
Mexico — 1.0%
Fomento Economico Mexicano SAB de CV—ADR	2,900	258,825
Grupo Modelo SA de CV, Series C	19,300	170,666

		429,491
Netherlands — 2.5%
Akzo Nobel NV	5,000	235,323
Corio NV	1,928	84,885
Royal Dutch Shell Plc, Class A	14,800	499,510
Unilever NV CVA	5,100	170,367

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	HKD	Hong Kong Dollar
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican New Peso
CHF	Swiss Franc	NOK	Norwegian Krone
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	USD	US Dollar
GDR	Global Depositary Receipts

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Netherlands (concluded)
Ziggo NV (a)	1,800	$57,369

		1,047,454
Norway — 1.1%
Statoil ASA	11,600	276,643
Subsea 7 SA	8,800	174,153
Veripos, Inc. (a)	880	277

		451,073
Russia — 0.5%
Magnit OJSC -GDR (a)	6,600	199,463
Singapore — 0.2%
Sakari Resources Ltd.	69,000	75,543
South Korea — 0.6%
Samsung Electronics Co. Ltd.	225	238,272
Sweden — 0.9%
Svenska Cellulosa AB -B Shares	14,400	216,049
Volvo AB, B Shares	14,800	169,216

		385,265
Switzerland — 1.0%
Julius Baer Group Ltd. (a)	6,200	224,791
Roche Holding AG	1,200	207,280

		432,071
Taiwan — 0.7%
First Financial Holding Co. Ltd.	326,660	191,846
Taiwan Semiconductor Manufacturing Co. Ltd.	44,000	120,448

		312,294
Thailand — 0.5%
Bangkok Bank PCL	35,600	216,588
United Kingdom — 8.1%
Afren Plc (a)	60,800	98,833
Aveva Group PLC	926	23,642
Barclays Plc	25,800	65,925
BG Group Plc	10,700	219,045
BP Plc	41,700	278,481
British American Tobacco Plc	11,100	564,324
Diageo Plc	11,700	301,567
GlaxoSmithKline Plc	9,100	206,698
HSBC Holdings Plc	31,325	276,031
Inmarsat Plc	23,400	180,583
National Grid Plc	27,200	288,266
Rowan Cos. Plc (a)	5,400	174,582
Unilever Plc	5,600	188,013
Vodafone Group Plc — ADR	14,200	400,156
Xstrata Plc	12,500	157,168

		3,423,314
United States — 53.7%
Accenture Plc, Class A	2,200	132,198
Allergan, Inc.	2,700	249,939
Altera Corp.	3,705	125,377
Amazon.com, Inc. (a)	1,100	251,185
American Electric Power Co., Inc.	6,800	271,320
Ameriprise Financial, Inc.	6,400	334,464
Amgen, Inc.	2,900	211,816
Apple, Inc. (a)	1,460	852,640
AT&T, Inc.	11,500	410,090
Automatic Data Processing, Inc.	3,800	211,508
Biogen Idec, Inc. (a)	1,446	208,774
Broadcom Corp., Class A (a)	8,900	300,820

Common Stocks	Shares	Value

United States (continued)
Cardinal Health, Inc.	1,267	$53,214
Celgene Corp. (a)	3,200	205,312
Cerner Corp. (a)	1,800	148,788
Chipotle Mexican Grill, Inc. (a)	600	227,970
Cisco Systems, Inc.	12,202	209,508
Citigroup, Inc.	4,740	129,923
The Clorox Co.	2,500	181,150
Cognizant Technology Solutions Corp. (a)	3,300	198,000
Comcast Corp., Class A	10,900	348,473
ConAgra Foods, Inc.	10,800	280,044
Costco Wholesale Corp.	3,600	342,000
Crown Holdings, Inc. (a)	7,600	262,124
CSX Corp.	10,900	243,724
Dentsply International, Inc.	2,700	102,087
DIRECTV, Class A (a)	7,100	346,622
Dominion Resources, Inc.	5,600	302,400
Eaton Corp.	3,075	121,862
eBay, Inc. (a)	8,400	352,884
Edwards Lifesciences Corp. (a)	1,000	103,300
EQT Corp.	3,200	171,616
The Estée Lauder Cos., Inc., Class A	5,100	276,012
Exelon Corp.	7,000	263,340
Express Scripts Holding Co. (a)	3,000	167,490
Exxon Mobil Corp.	9,500	812,915
Federal Realty Investment Trust	1,900	197,771
FedEx Corp.	3,900	357,279
The Gap, Inc.	5,900	161,424
General Electric Co.	24,800	516,832
The Goldman Sachs Group, Inc.	2,400	230,064
Google, Inc., Class A (a)	200	116,014
The Hain Celestial Group, Inc. (a)	1,730	95,219
Intel Corp.	7,800	207,870
International Business Machines Corp.	1,800	352,044
International Paper Co.	12,800	370,048
Intuitive Surgical, Inc. (a)	300	166,137
Johnson & Johnson	3,200	216,192
JPMorgan Chase & Co.	10,600	378,738
KeyCorp	41,600	321,984
Kraft Foods, Inc., Class A	8,400	324,408
Lam Research Corp. (a)	1,768	66,724
Las Vegas Sands Corp.	3,800	165,262
Liberty Global, Inc. (a)	5,800	287,854
Lowe’s Cos., Inc.	10,100	287,244
Manpower, Inc.	4,100	150,265
MasterCard, Inc., Class A	500	215,055
MetLife, Inc.	7,100	219,035
Microsoft Corp.	4,100	125,419
Monsanto Co.	3,600	298,008
The NASDAQ OMX Group, Inc.	9,000	204,030
NetApp, Inc. (a)	6,800	216,376
Newmont Mining Corp.	5,700	276,507
NII Holdings, Inc. (a)	2,800	28,644
NIKE, Inc., Class B	2,200	193,116
Occidental Petroleum Corp.	4,100	351,657
Owens Corning, Inc. (a)	7,700	219,758
Perrigo Co.	1,500	176,895
Pfizer, Inc.	9,500	218,500
Polycom, Inc. (a)	14,027	147,564
PPL Corp.	9,600	266,976
QUALCOMM, Inc.	4,100	228,288
Reynolds American, Inc.	4,700	210,889
Rockwell Automation, Inc.	3,500	231,210
Schlumberger Ltd.	5,200	337,532
SPX Corp.	4,800	313,536

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)
Stanley Black & Decker, Inc.	7,627	$490,874
Stryker Corp.	3,900	214,890
Teradata Corp. (a)	2,363	170,160
TIBCO Software, Inc. (a)	4,300	128,656
Time Warner, Inc.	12,000	462,000
United States Steel Corp.	4,900	100,940
UnitedHealth Group, Inc.	3,600	210,600
Verizon Communications, Inc.	7,300	324,412
Vertex Pharmaceuticals, Inc. (a)	3,700	206,904
Visa, Inc., Class A	1,800	222,534
Weatherford International Ltd. (a)	10,700	135,141
Wells Fargo & Co.	16,200	541,728
Whirlpool Corp.	2,700	165,132
Whole Foods Market, Inc.	2,900	276,428
Zimmer Holdings, Inc.	3,400	218,824

		22,728,480
Total Long-Term Investments (Cost — $41,433,099) — 97.3%		41,198,737

Short-Term Securities
Money Market Funds — 1.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)	711,887	711,887
Total Short-Term Securities (Cost — $711,887) — 1.7%		711,887
Total Investments (Cost — $42,144,986) — 99.0%		41,910,624
Other Assets Less Liabilities — 1.0%		439,125

Net Assets — 100.0%		$42,349,749

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,242,262	$(530,375)	711,887	$657
BlackRock Liquidity Series LLC, Money Market Series	$102,965	$(102,965)	—	$668

(c)	Represents the current yield as of report date.

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,000	USD	1,557	JPMorgan Chase & Co.	7/02/12	$10
EUR	48,000	USD	59,654	UBS AG	7/03/12	1,090
GBP	4,000	USD	6,270	Citigroup Inc.	7/03/12	(5)
GBP	1,000	USD	1,551	UBS AG	7/03/12	15
AUD	900,000	USD	921,834	Citigroup Inc.	7/18/12	(1,767)
AUD	12,000	USD	11,846	Citigroup Inc.	7/18/12	421
CAD	39,000	USD	37,846	Citigroup Inc.	7/18/12	412
CAD	886,000	USD	890,942	UBS AG	7/18/12	(21,790)
CHF	722,000	USD	787,976	Citigroup Inc.	7/18/12	(26,510)
CHF	122,000	USD	126,004	Citigroup Inc.	7/18/12	2,665
CHF	99,000	USD	107,281	UBS AG	7/18/12	(2,870)
CHF	97,000	USD	102,818	UBS AG	7/18/12	(516)
CHF	11,000	USD	11,457	UBS AG	7/18/12	145
DKK	1,036,000	USD	182,943	Royal Bank of Scotland Group Plc	7/18/12	(6,349)
EUR	125,000	USD	156,189	Deutsche Bank AG	7/18/12	2,179
EUR	327,900	USD	433,492	UBS AG	7/18/12	(18,060)
GBP	123,200	USD	199,404	Citigroup Inc.	7/18/12	(6,165)
GBP	17,000	USD	26,382	Deutsche Bank AG	7/18/12	282
GBP	575,000	USD	912,519	Royal Bank of Scotland Group Plc	7/18/12	(10,635)
GBP	122,000	USD	189,015	UBS AG	7/18/12	2,341
HKD	972,000	USD	125,235	Citigroup Inc.	7/18/12	72
JPY	139,259,000	USD	1,694,033	Royal Bank of Scotland Group Plc	7/18/12	51,007
MXN	1,631,000	USD	127,088	Deutsche Bank AG	7/18/12	(5,665)
MXN	990,400	USD	71,918	Royal Bank of Scotland Group Plc	7/18/12	1,815

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	2,283,000	USD	339,597	Royal Bank of Scotland Group Plc	7/18/12	$(9,519)
SGD	185,000	USD	146,800	Citigroup Inc.	7/18/12	(833)
SGD	65,000	USD	50,810	Deutsche Bank AG	7/18/12	476
USD	135,849	CAD	135,000	Citigroup Inc.	7/18/12	3,416
USD	17,809	CAD	17,500	UBS AG	7/18/12	641
USD	24,089	CHF	22,000	Citigroup Inc.	7/18/12	887
USD	45,084	CHF	41,000	Citigroup Inc.	7/18/12	1,843
USD	56,354	CHF	51,500	Citigroup Inc.	7/18/12	2,038
USD	3,866	CHF	3,500	UBS AG	7/18/12	175
USD	2,824,678	EUR	2,121,000	Citigroup Inc.	7/18/12	137,478
USD	146,104	EUR	117,000	UBS AG	7/18/12	(2,129)
USD	139,795	EUR	112,000	UBS AG	7/18/12	(2,104)
USD	59,661	EUR	48,000	UBS AG	7/18/12	(1,153)
USD	78,749	EUR	63,000	UBS AG	7/18/12	(1,069)
USD	52,209	EUR	42,000	UBS AG	7/18/12	(1,003)
USD	50,410	EUR	40,000	UBS AG	7/18/12	(268)
USD	12,494	EUR	10,000	UBS AG	7/18/12	(175)
USD	86,713	EUR	66,000	UBS AG	7/18/12	3,094
USD	140,462	EUR	106,000	UBS AG	7/18/12	6,165
USD	269,085	GBP	175,000	UBS AG	7/18/12	(5,401)
USD	383,361	GBP	246,000	UBS AG	7/18/12	(2,488)
USD	21,787	HKD	169,000	UBS AG	7/18/12	—
USD	71,292	HKD	553,000	UBS AG	7/18/12	1
USD	156,507	HKD	1,214,000	UBS AG	7/18/12	2
USD	183,563	JPY	14,770,000	Citigroup Inc.	7/18/12	(1,519)
USD	160,739	JPY	12,605,000	Citigroup Inc.	7/18/12	2,787
USD	136,707	JPY	11,149,000	UBS AG	7/18/12	(3,000)
USD	144,715	JPY	11,590,000	UBS AG	7/18/12	(518)
USD	84,454	JPY	6,742,000	UBS AG	7/18/12	(29)
USD	120,290	JPY	9,596,000	UBS AG	7/18/12	44
USD	45,675	JPY	3,603,000	UBS AG	7/18/12	526
USD	86,683	JPY	6,828,000	UBS AG	7/18/12	1,122
USD	323,182	NOK	1,842,000	Royal Bank of Scotland Group Plc	7/18/12	14,093
USD	59,437	SEK	402,000	UBS AG	7/18/12	1,315
USD	66,490	SEK	448,000	UBS AG	7/18/12	1,718
USD	107,246	SEK	722,000	UBS AG	7/18/12	2,858
Total						$111,593

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$209,876	—	—	$209,876
Australia	—	$437,472	—	437,472
Belgium	—	373,865	—	373,865
Bermuda	45,478	—	—	45,478
Brazil	432,001	—	—	432,001
Canada	1,225,033	—	—	1,225,033
China	—	610,174	—	610,174
France	—	1,172,947	—	1,172,947
Germany	—	1,869,274	—	1,869,274
Hong Kong	—	895,280	—	895,280
India	—	234,146	—	234,146
Indonesia	—	101,419	—	101,419
Ireland	589,092	—	—	589,092
Italy	—	341,020	—	341,020
Japan	—	2,612,196	—	2,612,196
Luxembourg	—	110,156	—	110,156
Mexico	258,825	170,666	—	429,491
Netherlands	57,369	990,085	—	1,047,454
Norway	—	450,796	$277	451,073
Russia	—	199,463	—	199,463
Singapore	—	75,543	—	75,543
South Korea	—	238,272	—	238,272
Sweden	—	385,265	—	385,265
Switzerland	—	432,071	—	432,071
Taiwan	—	312,294	—	312,294
Thailand	—	216,588	—	216,588
United Kingdom	574,738	2,848,576	—	3,423,314
United States	22,728,480	—	—	22,728,480
Short-Term Securities	711,887	—	—	711,887

Total	$26,832,779	$15,077,568	$277	$41,910,624

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$243,133	—	$243,133
Liabilities:
Foreign currency exchange contracts	—	(131,540)	—	(131,540)

Total	—	$111,593	—	$111,593

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instruments.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,819	—	—	$5,819
Foreign Currency	171,713	—	—	171,713

Total	$177,532	—	—	$177,532

There were no transfers between levels during the period ended June 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$41,433,099)	$41,198,737
Investments at value—affiliated (cost—$711,887)	711,887
Cash	5,819
Investments sold receivable	522,160
Unrealized appreciation on foreign currency exchange contracts	243,133
Foreign currency at value (cost—$170,712)	171,713
Dividends receivable	127,322
Options written receivable	1,161
Prepaid expenses	723
Securities lending income receivable—affiliated	408
Other assets	6,658

Total assets	42,989,721

Liabilities:
Investments purchased payable	428,166
Unrealized depreciation on foreign currency exchange contracts	131,540
Investment advisory fees payable	25,171
Capital shares redeemed payable	18,746
Other affiliates payable	295
Distribution fees payable	195
Other accrued expenses payable	35,859

Total liabilities	639,972

Net Assets	$42,349,749

Net Assets Consist of:
Paid-in capital	$50,593,515
Undistributed net investment income	335,991
Accumulated net realized loss	(8,458,370)
Net unrealized appreciation/depreciation	(121,387)

Net Assets	$42,349,749

Net Asset Value:
Class I—Based on net assets of $41,355,218 and 3,259,148 shares outstanding, 100 million shares authorized, $0.10 par value	$12.69

Class III—Based on net assets of $994,531 and 78,683 shares outstanding, 100 million shares authorized, $0.10 par value	$12.64

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$687,795
Foreign taxes withheld	(41,184)
Securities lending—affiliated	668
Dividends—affiliated	657

Total income	647,936

Expenses:
Investment advisory	167,886
Professional	21,021
Transfer agent—Class I	17,978
Transfer agent—Class III	405
Custodian	17,938
Officer and Directors	9,089
Accounting services	8,781
Printing	7,188
Distribution—Class III	1,324
Miscellaneous	11,560

Total expenses	263,170
Less fees waived by advisor	(355)
Less transfer agent fees reimbursed—Class I	(16,634)
Less transfer agent fees reimbursed—Class III	(373)

Total expenses after fees waived and reimbursed	245,808

Net investment income	402,128

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(402,207)
Foreign currency translations	(42,847)
Options written	37,389

(407,665)

Net change in unrealized appreciation/depreciation on:
Investments	1,601,749
Foreign currency translations	47,193
Options written	(28,301)

1,620,641

Total realized and unrealized gain	1,212,976

Net Increase in Net Assets Resulting from Operations	$1,615,104

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$402,128	$534,813
Net realized gain (loss)	(407,665)	2,201,160
Net change in unrealized appreciation/depreciation	1,620,641	(9,123,312)

Net increase (decrease) in net assets resulting from operations	1,615,104	(6,387,339)

Dividends to Shareholders From:
Net investment income:
Class I	—	(552,720)
Class III	—	(10,656)

Decrease in net assets resulting from dividends to shareholders	—	(563,376)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(3,716,122)	(6,605,132)

Net Assets:
Total decrease in net assets	(2,101,018)	(13,555,847)
Beginning of period	44,450,767	58,006,614

End of period	$42,349,749	$44,450,767

Undistributed(distributions in excess of) net investment income	$335,991	$(66,137)

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$12.26		$14.17	$12.84	$9.69	$18.02	$13.29

Net investment income[1]	0.11		0.14	0.13	0.11	0.13	0.14
Net realized and unrealized gain (loss)	0.32		(1.89)	1.31	3.34	(8.41)	4.76

Net increase (decrease) from investment operations	0.43		(1.75)	1.44	3.45	(8.28)	4.90

Dividends from net investment income	—		(0.16)	(0.11)	(0.30)	(0.05)	(0.17)

Net asset value, end of period	$12.69		$12.26	$14.17	$12.84	$9.69	$18.02

Total Investment Return:[2]
Based on net asset value	3.51%	[3]	(12.39)%	11.23%	35.65%	(45.93)%	36.88%

Ratios to Average Net Assets:
Total expenses	1.17%	[4]	1.09%	1.05%	1.11%	0.99%	0.95%

Total expenses after fees waived	1.09%	[4]	1.09%	1.04%	1.11%	0.99%	0.95%

Net investment income	1.80%	[4]	1.04%	1.05%	1.02%	0.88%	0.90%

Supplemental Data:
Net assets, end of period (000)	$41,355		$43,381	$56,934	$61,030	$47,267	$115,961

Portfolio turnover	60%		119%	136%	218%	131%	64%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period June 23, 2008[1] to December 31, 2008	Year Ended December 31, 2007[2]
			2011	2010	2009
Per Share Operating Performance:
Net asset value, beginning of period	$12.23		$14.12	$12.80	$9.68	$15.76	$13.28

Net investment income[3]	0.10		0.11	0.10	0.06	0.02	0.11
Net realized and unrealized gain (loss)	0.31		(1.88)	1.30	3.36	(6.06)	4.76

Net increase (decrease) from investment operations	0.41		(1.77)	1.40	3.42	(6.04)	4.87

Dividends from net investment income	—		(0.12)	(0.08)	(0.30)	(0.04)	(0.14)

Net asset value, end of period	$12.64		$12.23	$14.12	$12.80	$9.68	$18.01

Total Investment Return:[4]
Based on net asset value	3.35%	[5]	(12.53)%	10.93%	35.38%	(38.29)%[5]	36.66%

Ratios to Average Net Assets:
Total expenses	1.41%	[6]	1.35%	1.29%	1.39%	1.36%[6]	1.17%

Total expenses after fees waived and paid indirectly	1.34%	[6]	1.35%	1.29%	1.39%	1.36%[6]	1.17%

Net investment income	1.31%	[6]	0.78%	0.80%	0.48%	1.20%[6]	0.69%

Supplemental Data:
Net assets, end of period (000)	$995		$1,070	$1,072	$928	$132	$—	[2]

Portfolio turnover	60%		119%	136%	218%	131%	64%

[1]	Recommencement of operations.

[2]	All shares were redeemed as of December 31, 2007.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Global Opportunities V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and sales of Class III Shares recommenced on June 23, 2008.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$243,133

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$131,540

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
	Net Realized Gain (Loss) From
	Foreign Currency Transactions	Options
Foreign currency exchange contracts	$(41,951)	—
Equity contracts:
Options[1]	—	$37,389

	Net Change in Unrealized Appreciation/Depreciation on
	Foreign Currency Transactions	Options
Foreign currency exchange contracts	$37,991	—
Equity contracts:
Options[1]	—	$(28,301)
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	32
Average number of contracts-US dollars sold	30
Average US dollar amounts purchased	$7,207,546
Average US dollar amounts sold	$9,150,010
Options:
Average number of option contracts written[2]	1
Average notional value of option contracts written[2]	$90,375
[2]	Average contract amount shown due to limited activity.

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.75%
$1 billion — $3 billion	0.71%
$3 billion — $5 billion	0.68%
$5 billion — $10 billion	0.65%
Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $296 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.00%

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $698 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2012, were $26,246,062 and $29,263,875, respectively.

Transactions in options written for the six months ended June 30, 2012 were as follows:

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	515	$20,073
Options written	5	5,483
Options expired	(520)	(25,556)

Outstanding options, end of period	—	—

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of period	515	$11,833
Options written	9	1,161
Options expired	(515)	(11,833)
Options exercised	(9)	(1,161)

Outstanding options, end of period	—	—

5.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$7,590,088

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$42,370,127

Gross unrealized appreciation	$3,342,160
Gross unrealized depreciation	(3,801,663)

Net unrealized depreciation	$(459,503)

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political,

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2012, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of June 30, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	8%
Commercial Banks	8
Pharmaceuticals	5
Other[1]	79
[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	64,669	$859,431	162,113	$2,123,957
Shares issued in reinvestment of dividends	—		44,205	552,720
Shares redeemed	(343,773)	(4,454,596)	(686,851)	(9,433,119)

Net decrease	(279,104)	$(3,595,165)	(480,533)	$(6,756,442)

Class III Shares
Shares sold	3,640	$45,656	26,081	$356,850
Shares issued in reinvestment of dividends	—	—	852	10,656
Shares redeemed	(12,417)	(166,613)	(15,391)	(216,196)

Net increase (decrease)	(8,777)	$(120,957)	11,542	$151,310

Total net decrease	(287,881)	$(3,716,122)	(468,991)	$(6,605,132)

9.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend on July 20, 2012 to Shareholders of record on July 18, 2012 as follows:

Class I	$0.004971
Class III	$0.004971

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock High Yield V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

—

Exposure to bank loans hindered relative returns. Although bank loans advanced during the period, the sector’s gains trailed high yield debt. The Fund’s underweight position in banking, overweight in independent energy and security selection in gaming all negatively impacted results.

—

Contributing positively to performance for the period was the Fund’s allocations to select equities and preferred securities (particularly, equity holding Delphi Automotive Plc and preferred security Ally Financial, Inc.), as these issues outpaced high yield bonds during the reporting period. Security selection in the lower-quality ranges also helped, as did strong selection in the electric and consumer service segments.

Describe recent portfolio activity.

—

After remaining defensive in the second half of 2011, the Fund strategically increased risk by removing hedges and becoming fully invested in early 2012 as macroeconomic conditions improved. However, the Fund added back some S&P 500 Futures hedges—an efficient way of hedging higher-beta positions (i.e., higher sensitivity to market movements)—later in the period as eurozone and global growth concerns re-emerged. Despite the ramp-up in risk during the period, the Fund remained generally cautious of consumer discretionary and lower-quality credits with greater economic sensitivity. Fund management continued to favor higher-quality issuers offering stable cash flows and small exposures to select lower-quality names and equity-beta investments (convertible bonds, equities) with compelling risk/reward profiles. The Fund also increased its exposure to favorably priced bank loans offering attractive relative value versus high yield bonds.

Describe portfolio positioning at period end.

—

As of period end, relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, within the non-investment grade space, the Fund was underweight in higher-quality issues, was overweight in the mid-tier range and held a neutral weight in lower-quality bonds. The Fund was overweight in the independent energy, chemicals, and media (non-cable) industries, while underweight in banking, retailers and gaming. Fund management remains constructive on high yield long-term, but acknowledges that short-term uncertainty around global policy currently drives systemic risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed a different investment objective and different investment strategies under the name “BlackRock High Income V.I. Fund.” The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2012

	Standardized 30-Day Yield	6-Month Total Returns[5]		Average Annual Total Returns
				1 Year[5]		5 Years[5]		10 Years[5]
Class I Shares[4]	6.54%	7.09%		5.98%		6.95%		8.85%
Class III Shares[4]	6.33	6.94	[6]	5.71	[6]	6.68	[6]	8.57	[6]
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	7.23		7.21		8.62		10.10

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
[6]

The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Fund Information as of June 30, 2012

Credit Allocations[1]	Percent of Corporate Bonds
A	1%
BBB/Baa	5
BB/Ba	35
B	45
CCC/Caa	12
Not Rated	2

[1]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[3]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[2]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[2]	Annualized Expense Ratio
Class I	$1,000.00	$1,070.90	$3.71	$1,000.00	$1,021.26	$3.62	0.72%
Class III	$1,000.00	$1,069.40	$3.84	$1,000.00	$1,014.88	$3.74	1.00%

[2]

For Class I Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). For Class III Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 137/366.

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.2%		Par (000)	Value

American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	USD	307	$322,005

Common Stocks		Shares
Auto Components — 1.2%
Delphi Automotive Plc (a)		69,063	1,761,109
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)		3,640	50,159
Chemicals — 0.2%
CF Industries Holdings, Inc. (b)		1,160	224,738
Huntsman Corp.		7,250	93,815

			318,553
Commercial Banks — 0.2%
CIT Group, Inc. (a)		9,500	338,580
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		33,870	122
Hotels, Restaurants & Leisure — 0.1%
Travelport Worldwide Ltd.		36,819	18,410
Wynn Resorts Ltd.		400	41,488

			59,898
Media — 0.6%
Charter Communications, Inc. (a)		11,810	836,975
DISH Network Corp., Class A		3,100	88,505

			925,480
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)		52,562	92,930
Ainsworth Lumber Co. Ltd. (a)(c)		59,550	105,284

			198,214
Software — 0.0%
Bankruptcy Management Solutions, Inc.		271	3
Total Common Stocks — 2.5%			3,652,118

Corporate Bonds		Par (000)
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	120	125,100
7.13%, 3/15/21		270	282,150

Corporate Bonds		Par (000)	Value

Aerospace & Defense — (concluded)
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	USD	314	$338,335

			745,585
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		283	290,166
Series 2, 12.38%, 8/16/15		286	293,458

			583,624
Airlines — 0.5%
Delta Air Lines, Inc., Series 2009-1, Class B, 9.75%, 6/17/18		59	62,491
United Air Lines, Inc., 12.75%, 7/15/12		393	393,814
US Airways Pass Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		230	230,575

			686,880
Auto Components — 1.4%
Baker Corp. International, Inc., 8.25%, 6/01/19 (c)		115	114,138
Delphi Corp., 6.13%, 5/15/21		180	196,650
Icahn Enterprises LP:
4.00%, 8/15/13 (c)(d)(e)		155	155,000
8.00%, 1/15/18		700	743,750
IDQ Holdings, Inc., 11.50%, 4/01/17 (c)		215	223,600
International Automotive Components Group SL, 9.13%, 6/01/18 (c)		20	18,250
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	248	394,814
Titan International, Inc., 7.88%, 10/01/17	USD	220	226,600

			2,072,802
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (c)		27	27,349
Building Products — 0.5%
Building Materials Corp. of America (c):
7.00%, 2/15/20		160	172,400
6.75%, 5/01/21		350	374,500
Momentive Performance Materials, Inc., 11.50%, 12/01/16		245	182,525

			729,425

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
DIP	Debtor-In-Possession
EUR	Euro
GBP	British Pound
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Capital Markets — 0.7%
American Capital Ltd., 7.96%, 12/31/13	USD	230	$231,403
E*Trade Financial Corp.:
12.50%, 11/30/17 (f)		250	286,562
3.29%, 8/31/19 (c)(d)(g)		172	136,095
Series A, 3.29%, 8/31/19 (d)(g)		3	2,374
KKR Group Finance Co., 6.38%, 9/29/20 (c)		300	325,217

			981,651
Chemicals — 3.2%
American Pacific Corp., 9.00%, 2/01/15		435	430,650
Celanese US Holdings LLC:
6.63%, 10/15/18		275	299,062
5.88%, 6/15/21		420	450,450
Chemtura Corp., 7.88%, 9/01/18		215	226,019
Hexion US Finance Corp.:
6.63%, 4/15/20		230	235,750
9.00%, 11/15/20		480	414,000
Huntsman International LLC:
8.63%, 3/15/20		45	50,513
8.63%, 3/15/21		110	124,025
Ineos Finance Plc (c):
8.38%, 2/15/19		240	248,400
7.50%, 5/01/20		225	226,687
Kinove German Bondco GmbH, 9.63%, 6/15/18 (c)		200	206,000
Kraton Polymers LLC, 6.75%, 3/01/19		60	62,550
LyondellBasell Industries NV, 5.75%, 4/15/24		875	936,250
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		90	87,300
NOVA Chemicals Corp., 8.63%, 11/01/19		405	458,662
PolyOne Corp., 7.38%, 9/15/20		100	106,250
Solutia, Inc., 8.75%, 11/01/17		110	123,613
TPC Group LLC, 8.25%, 10/01/17		20	21,150

			4,707,331
Commercial Banks — 1.3%
CIT Group, Inc.:
7.00%, 5/02/16 (c)		930	932,325
7.00%, 5/02/17 (c)		330	330,782
5.25%, 3/15/18		360	371,700
5.50%, 2/15/19 (c)		280	287,700
Eksportfinans ASA, 0.67%, 4/05/13 (e)		48	46,626

			1,969,133
Commercial Services & Supplies — 1.9%
ARAMARK Corp.:
3.97%, 2/01/15 (e)		390	387,075
8.50%, 2/01/15		78	79,853
ARAMARK Holdings Corp., 8.63%, 5/01/16 (c)(f)		120	122,851
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		250	250,783
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)		12	11,700
Casella Waste Systems, Inc., 7.75%, 2/15/19		323	318,155
Clean Harbors, Inc., 7.63%, 8/15/16		154	160,738
Covanta Holding Corp., 6.38%, 10/01/22		135	142,694

Corporate Bonds		Par (000)	Value

Commercial Services & Supplies (concluded)
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (c)	USD	184	$194,120
Mobile Mini, Inc., 7.88%, 12/01/20		315	333,112
RSC Equipment Rental, Inc., 8.25%, 2/01/21		576	613,440
Verisure Holding AB:
8.75%, 9/01/18	EUR	100	121,488
8.75%, 12/01/18		100	107,884

			2,843,893
Communications Equipment — 1.6%
Avaya, Inc., 9.75%, 11/01/15	USD	253	209,357
Consolidated Communications Finance Co., 10.88%, 6/01/20 (c)		365	379,600
Hughes Satellite Systems Corp., 6.50%, 6/15/19		240	255,000
Zayo Group LLC/Zayo Capital, Inc. (c):
8.13%, 1/01/20		710	741,950
10.13%, 7/01/20		650	690,625

			2,276,532
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (d)		120	123,450
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (c)		100	102,250
URS Corp., 5.00%, 4/01/22 (c)		180	177,798

			280,048
Construction Materials — 0.9%
HD Supply, Inc. (c):
8.13%, 4/15/19		510	550,800
11.00%, 4/15/20		700	753,375

			1,304,175
Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17		180	195,300
Ford Motor Credit Co. LLC, 12.00%, 5/15/15		480	596,400

			791,700
Containers & Packaging — 1.8%
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (c)		200	210,000
Ball Corp., 7.38%, 9/01/19		180	198,900
Berry Plastics Corp.:
4.34%, 9/15/14 (e)		155	151,900
8.25%, 11/15/15		495	525,937
9.75%, 1/15/21		160	174,000
Cascades, Inc., 7.75%, 12/15/17		265	266,988
Crown Americas LLC, 6.25%, 2/01/21		240	262,200
Graphic Packaging International, Inc., 7.88%, 10/01/18		175	192,500
Greif, Inc., 7.75%, 8/01/19		135	153,900
Sealed Air Corp. (c):
8.13%, 9/15/19		190	211,850
8.38%, 9/15/21		130	146,900
Tekni-Plex, Inc., 9.75%, 6/01/19 (c)		70	70,700

			2,565,775

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Consumer Services — 0.3%
ServiceMaster Co., 8.00%, 2/15/20	USD	335	$364,731
Diversified Financial Services — 2.8%
Aircastle, Ltd., 6.75%, 4/15/17		240	242,400
Ally Financial, Inc., 8.00%, 11/01/31		900	1,055,250
CNG Holdings, Inc., 9.38%, 5/15/20 (c)		55	56,375
DPL, Inc., 7.25%, 10/15/21 (c)		305	338,550
General Motors Financial Co., Inc., 6.75%, 6/01/18		150	163,969
Leucadia National Corp., 8.13%, 9/15/15		392	439,530
Reynolds Group Issuer, Inc. (c):
7.13%, 4/15/19		225	235,688
7.88%, 8/15/19		270	292,275
9.88%, 8/15/19		435	451,312
6.88%, 2/15/21		245	254,800
8.50%, 2/15/21		100	95,000
WMG Acquisition Corp.:
9.50%, 6/15/16 (c)		65	70,850
11.50%, 10/01/18		305	337,025

			4,033,024
Diversified Telecommunication Services — 1.4%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		425	289,000
ITC Deltacom, Inc., 10.50%, 4/01/16		140	149,100
Level 3 Communications, Inc., 6.50%, 10/01/16 (d)		110	153,588
Level 3 Financing, Inc.:
8.13%, 7/01/19		741	760,451
8.63%, 7/15/20		490	514,500
Windstream Corp., 7.88%, 11/01/17		190	207,100

			2,073,739
Electric Utilities — 0.1%
FPL Energy National Wind Portfolio, LLC, 6.13%, 3/25/19 (c)		220	218,042
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		196	208,740
Jabil Circuit, Inc., 8.25%, 3/15/18		65	76,213

			284,953
Energy Equipment & Services — 3.5%
Atwood Oceanics, Inc., 6.50%, 2/01/20		120	125,400
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		315	300,825
Compagnie Générale de Géophysique Veritas, 7.75%, 5/15/17		540	558,900
Forbes Energy Services Ltd., 9.00%, 6/15/19		190	179,550
Frac Tech Services LLC, 8.13%, 11/15/18 (c)		790	795,925
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (c)		80	80,800
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (c)		160	158,800
Key Energy Services, Inc.:
6.75%, 3/01/21		260	253,500
6.75%, 3/01/21 (c)		155	150,350
MEG Energy Corp., 6.50%, 3/15/21 (c)		755	771,044

Corporate Bonds		Par (000)	Value

Energy Equipment & Services (concluded)
Oil States International, Inc., 6.50%, 6/01/19	USD	435	$452,400
Peabody Energy Corp.:
6.25%, 11/15/21 (c)		765	757,350
7.88%, 11/01/26		265	270,962
Precision Drilling Corp.:
6.63%, 11/15/20		40	41,200
6.50%, 12/15/21		175	178,500

			5,075,506
Food & Staples Retailing — 0.1%
Rite Aid Corp., 9.25%, 3/15/20 (c)		140	140,000
Food Products — 0.2%
Constellation Brands, Inc., 6.00%, 5/01/22		145	155,875
Del Monte Corp., 7.63%, 2/15/19		28	28,245
JBS USA LLC, 11.63%, 5/01/14		50	56,875
Post Holdings, Inc., 7.38%, 2/15/22 (c)		65	68,575

			309,570
Health Care Equipment & Supplies — 1.0%
Bausch & Lomb, Inc., 9.88%, 11/01/15		65	67,925
Biomet, Inc.:
10.00%, 10/15/17		100	106,813
10.38%, 10/15/17 (f)		395	422,156
DJO Finance LLC:
10.88%, 11/15/14		101	104,283
8.75%, 3/15/18 (c)		190	193,800
7.75%, 4/15/18		180	148,500
Elli Finance UK PLC, 8.75%, 6/15/19	GBP	100	156,819
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (c)	USD	54	58,725
Teleflex, Inc., 6.88%, 6/01/19		155	164,687

			1,423,708
Health Care Providers & Services — 3.9%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		285	293,550
Crown Newco 3 Plc, 7.00%, 2/15/18	GBP	194	293,199
Fresenius Medical Care US Finance, Inc., 6.88%, 7/15/17	USD	320	355,600
HCA, Inc.:
6.25%, 2/15/13		630	644,175
6.50%, 2/15/20		600	650,250
7.88%, 2/15/20		185	205,350
7.25%, 9/15/20		340	374,000
5.88%, 3/15/22		70	73,150
IASIS Healthcare LLC, 8.38%, 5/15/19		615	608,850
INC Research LLC, 11.50%, 7/15/19 (c)		215	208,550
inVentiv Health, Inc., 10.00%, 8/15/18 (c)		75	64,500
Omnicare, Inc., 7.75%, 6/01/20		290	316,100
PSS World Medical, Inc., 6.38%, 3/01/22 (c)		150	153,750
Symbion, Inc., 8.00%, 6/15/16		180	179,100
Tenet Healthcare Corp.:
10.00%, 5/01/18		60	68,700
6.25%, 11/01/18		420	444,150
8.88%, 7/01/19		530	594,925
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
7.75%, 2/01/19 (c)		180	181,800

			5,709,699

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (c)	USD	1,020	$1,211,250
Hotels, Restaurants & Leisure — 3.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18 (c)		110	110,000
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		335	365,569
10.00%, 12/15/18		1,589	1,086,479
Caesars Operating Escrow LLC, 8.50%, 2/15/20 (c)		220	221,650
Carlson Wagonlit BV, 6.88%, 6/15/19 (c)		200	205,000
Choice Hotels International, Inc., 5.75%, 7/01/22		90	94,102
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	50	51,253
Diamond Resorts Corp., 12.00%, 8/15/18	USD	550	588,500
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)		75	71,250
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	100	125,626
HRP Myrtle Beach Operations LLC, 5.30%, 4/01/2012 (a)(c)(h)	USD	750	—
MGM Resorts International:
4.25%, 4/15/15 (d)		317	321,359
11.13%, 11/15/17		605	679,112
Travelport LLC:
5.09%, 9/01/14 (e)		145	92,438
9.88%, 9/01/14		35	25,594
9.00%, 3/01/16		60	42,000
6.46%, 12/01/16 (c)(f)		201	153,438
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(h)		95	—
Waterford Gaming LLC, 8.63%, 9/15/14 (c)		307	116,652

			4,350,022
Household Durables — 1.4%
Beazer Homes USA, Inc., 12.00%, 10/15/17		220	236,775
Jarden Corp., 7.50%, 5/01/17		75	84,000
Libbey Glass, Inc., 6.88%, 5/15/20 (c)		95	97,612
Pulte Group, Inc., 6.38%, 5/15/33		30	24,750
Ryland Group, Inc., 6.63%, 5/01/20		195	197,925
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	156	191,989
Standard Pacific Corp.:
10.75%, 9/15/16	USD	670	790,600
8.38%, 1/15/21		350	379,750

			2,003,401
Household Products — 0.3%
Spectrum Brands Holdings, Inc.:
9.50%, 6/15/18 (c)		305	344,650
9.50%, 6/15/18		50	56,500

			401,150
Independent Power Producers & Energy Traders — 2.8%
AES Corp., 7.38%, 7/01/21 (c)		85	94,563
Calpine Corp. (c):
7.25%, 10/15/17		210	225,750
7.50%, 2/15/21		35	37,800
7.88%, 1/15/23		95	103,550

Corporate Bonds		Par (000)	Value

Independent Power Producers & Energy Traders (concluded)
Energy Future Holdings Corp., 10.00%, 1/15/20	USD	815	$870,012
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20		1,404	1,526,850
11.75%, 3/01/22 (c)		225	230,062
Laredo Petroleum, Inc.:
9.50%, 2/15/19		275	306,625
7.38%, 5/01/22 (c)		155	161,200
NRG Energy, Inc.:
7.63%, 1/15/18		175	181,125
8.25%, 9/01/20		235	243,225
QEP Resources, Inc., 5.38%, 10/01/22		171	171,428

			4,152,190
Industrial Conglomerates — 1.4%
Sequa Corp. (c):
11.75%, 12/01/15		690	727,950
13.50%, 12/01/15		1,283	1,360,434

			2,088,384
Insurance — 0.4%
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)		196	211,190
Genworth Financial, Inc., 7.63%, 9/24/21		230	217,312
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		135	112,387

			540,889
IT Services — 1.8%
Alliance Data Systems Corp., 6.38%, 4/01/20 (c)		180	184,500
Epicor Software Corp., 8.63%, 5/01/19		300	306,000
First Data Corp.:
7.38%, 6/15/19 (c)		605	617,100
8.88%, 8/15/20 (c)		140	151,550
8.25%, 1/15/21 (c)		455	455,000
12.63%, 1/15/21		385	385,481
SunGard Data Systems, Inc.:
7.38%, 11/15/18		270	289,575
7.63%, 11/15/20		270	287,550

			2,676,756
Machinery — 0.6%
SPX Corp., 6.88%, 9/01/17		90	98,100
UR Merger Sub Corp. (c):
5.75%, 7/15/18		132	137,280
7.38%, 5/15/20		145	151,525
7.63%, 4/15/22		460	481,850

			868,755
Media — 8.3%
Affinion Group, Inc., 7.88%, 12/15/18		435	370,837
AMC Networks, Inc., 7.75%, 7/15/21 (c)		205	226,012
CCO Holdings LLC:
7.38%, 6/01/20		140	153,825
6.50%, 4/30/21		252	268,380
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (c)		450	465,750
Checkout Holding Corp., 24.89%, 11/15/15 (c)(g)		265	119,913

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Media (concluded)
Cinemark USA, Inc., 8.63%, 6/15/19	USD	100	$110,750
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		650	706,875
7.63%, 3/15/20 (c)		983	960,882
Series B, 9.25%, 12/15/17		1,777	1,936,930
DISH DBS Corp., 5.88%, 7/15/22 (c)		385	388,850
Harron Communications LP, 9.13%, 4/01/20 (c)		170	175,950
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (c)		425	446,250
Intelsat Luxemburg SA, 11.50%, 2/04/17 (f)		790	815,675
Interactive Data Corp., 10.25%, 8/01/18		640	712,000
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)		360	367,650
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)		300	331,500
Nielsen Finance LLC, 7.75%, 10/15/18		960	1,063,200
ProQuest LLC, 9.00%, 10/15/18 (c)		230	204,700
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(d)(h)		599	300
Truven Health Analytics, Inc., 10.63%, 6/01/20 (c)		180	187,200
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH:
8.13%, 12/01/17 (c)		1,180	1,268,500
7.50%, 3/15/19		680	706,690
UPC Holding BV, 9.88%, 4/15/18 (c)		100	109,500

			12,098,119
Metals & Mining — 2.6%
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR	130	162,458
FMG Resources August 2006 Property Ltd. (c):
7.00%, 11/01/15	USD	105	107,100
6.88%, 2/01/18		140	141,400
6.88%, 4/01/22		180	181,350
Global Brass and Copper, Inc., 9.50%, 6/01/19 (c)		155	155,388
Goldcorp, Inc., 2.00%, 8/01/14 (d)		280	315,350
Kaiser Aluminum Corp., 8.25%, 6/01/20 (c)		115	117,300
New Gold, Inc., 7.00%, 4/15/20 (c)		75	77,250
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)		195	241,800
Novelis, Inc., 8.75%, 12/15/20		1,565	1,686,287
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	165	190,798
Taseko Mines Ltd., 7.75%, 4/15/19	USD	250	238,750
Vedanta Resources Plc, 8.25%, 6/07/21 (c)		200	186,500

			3,801,731
Multiline Retail — 0.3%
Dollar General Corp.:
4.13%, 7/15/17 (f)(i)		99	100,361
11.88%, 7/15/17 (e)(f)		375	397,973

			498,334
Oil, Gas & Consumable Fuels — 10.4%
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15		317	273,412

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	USD	125	$106,563
6.25%, 6/01/21		35	29,575
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (c)		200	205,000
Berry Petroleum Co., 6.38%, 9/15/22		145	149,712
Chaparral Energy, Inc., 7.63%, 11/15/22 (c)		115	117,300
Chesapeake Energy Corp.:
9.50%, 2/15/15		45	48,488
6.63%, 8/15/20		195	193,050
6.88%, 11/15/20		90	88,650
6.13%, 2/15/21		220	212,850
Chesapeake Midstream Partners LP:
5.88%, 4/15/21		178	172,660
6.13%, 7/15/22		285	279,300
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)		161	171,465
Concho Resources, Inc.:
6.50%, 1/15/22		105	109,200
5.50%, 10/01/22		240	237,600
Consol Energy, Inc., 8.25%, 4/01/20		695	729,750
Continental Resources, Inc., 7.13%, 4/01/21		370	412,550
Copano Energy LLC, 7.13%, 4/01/21		160	164,800
Crosstex Energy LP/Crosstex Energy Finance Corp.:
8.88%, 2/15/18		80	84,500
7.13%, 6/01/22 (c)		80	78,800
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		385	411,950
7.75%, 6/15/19		360	363,600
EP Energy LLC/EP Energy Finance, Inc. (c):
6.88%, 5/01/19		180	188,100
9.38%, 5/01/20		95	98,444
Hilcorp Energy I LP, 7.63%, 4/15/21 (c)		600	639,000
Holly Energy Partners LP, 6.50%, 3/01/20 (c)		80	80,600
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (c)		180	185,400
Linn Energy LLC:
6.50%, 5/15/19 (c)		50	49,500
6.25%, 11/01/19 (c)		980	960,400
8.63%, 4/15/20		115	123,913
7.75%, 2/01/21		125	130,625
MarkWest Energy Partners LP, 6.25%, 6/15/22		330	339,900
Newfield Exploration Co.:
6.88%, 2/01/20		565	601,725
5.63%, 7/01/24		305	311,862
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (c)		160	159,200
Oasis Petroleum, Inc.:
7.25%, 2/01/19		160	164,000
6.50%, 11/01/21		150	148,500
6.88%, 1/15/23		115	115,431
Offshore Group Investments Ltd., 11.50%, 8/01/15 (c)		200	217,000
OGX Austria GMBH (c):
8.50%, 6/01/18		1,740	1,548,600
8.38%, 4/01/22		555	478,687

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
PBF Holding Co. LLC, 8.25%, 2/15/20 (c)	USD	95	$94,763
PetroBakken Energy Ltd., 8.63%, 2/01/20 (c)		525	522,375
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)		300	308,250
Pioneer Natural Resources Co.:
6.65%, 3/15/17		70	81,303
6.88%, 5/01/18		235	276,556
7.50%, 1/15/20		105	129,916
7.20%, 1/15/28		135	165,862
Range Resources Corp.:
8.00%, 5/15/19		170	185,725
5.75%, 6/01/21		335	350,075
5.00%, 8/15/22		210	207,375
Samson Investment Co., 9.75%, 2/15/20 (c)		120	119,400
SandRidge Energy, Inc.:
7.50%, 3/15/21		215	212,312
8.13%, 10/15/22 (c)		130	131,300
SESI LLC, 7.13%, 12/15/21 (c)		320	348,000
SM Energy Co.:
6.63%, 2/15/19		165	169,125
6.50%, 11/15/21		275	279,812
6.50%, 1/01/23 (c)		65	65,488
Targa Resources Partners LP, 6.38%, 8/01/22 (c)		125	124,688
Vanguard Natural Resources, 7.88%, 4/01/20		140	140,000
Whiting Petroleum Corp., 6.50%, 10/01/18		75	79,875

			15,173,862
Paper & Forest Products — 1.6%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(f)		531	435,353
Boise Cascade LLC, 7.13%, 10/15/14		195	195,731
Boise Paper Holdings LLC, 8.00%, 4/01/20		180	198,900
Clearwater Paper Corp.:
10.63%, 6/15/16		215	238,650
7.13%, 11/01/18		145	152,975
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (c)		185	185,000
NewPage Corp., 11.38%, 12/31/14 (a)(h)		917	591,465
Sappi Papier Holding GmbH (c):
8.38%, 6/15/19 (i)		200	200,250
6.63%, 4/15/21		75	70,875

			2,269,199
Pharmaceuticals — 0.7%
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (c)		220	240,625
Valeant Pharmaceuticals International (c):
6.50%, 7/15/16		655	684,475
7.25%, 7/15/22		55	55,138

			980,238

Corporate Bonds		Par (000)	Value

Professional Services — 0.5%
Ceridan Corp., 8.88%, 7/15/19 (c)(i)	USD	535	$552,387
FTI Consulting, Inc., 7.75%, 10/01/16		170	175,738

			728,125
Real Estate Investment Trusts (REITs) — 0.5%
Felcor Lodging LP, 6.75%, 6/01/19		750	767,813
Real Estate Management & Development — 2.0%
Forest City Enterprises, Inc., 7.63%, 6/01/15		650	645,125
Realogy Corp.:
11.50%, 4/15/17		370	350,575
12.00%, 4/15/17		50	47,250
7.88%, 2/15/19 (c)		645	630,487
7.63%, 1/15/20 (c)		220	227,150
9.00%, 1/15/20 (c)		170	175,100
Shea Homes LP, 8.63%, 5/15/19		735	790,125

			2,865,812
Road & Rail — 0.8%
Florida East Coast Railway Corp., 8.13%, 2/01/17		160	167,200
The Hertz Corp.:
7.50%, 10/15/18		415	445,087
6.75%, 4/15/19 (c)		150	156,000
7.38%, 1/15/21		310	331,700

			1,099,987
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17		250	240,000
Software — 1.0%
Audatex North America, Inc., 6.75%, 6/15/18 (c)		270	284,175
Lawson Software, Inc., 9.38%, 4/01/19 (c)		840	896,700
Sophia LP, 9.75%, 1/15/19 (c)		306	325,125

			1,506,000
Specialty Retail — 1.5%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		195	212,550
Claire’s Stores, Inc., 9.00%, 3/15/19 (c)		145	146,631
Limited Brands, Inc., 5.63%, 2/15/22		85	87,550
Penske Automotive Group, Inc., 7.75%, 12/15/16		820	850,750
QVC, Inc. (c):
7.13%, 4/15/17		120	127,475
7.50%, 10/01/19		190	210,900
7.38%, 10/15/20		140	155,050
5.13%, 7/02/22		142	144,950
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		105	114,188
5.75%, 6/01/22		160	167,400

			2,217,444
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 6.88%, 5/01/22 (c)		140	143,675
Phillips-Van Heusen Corp., 7.38%, 5/15/20		255	282,413

			426,088

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Trading Companies & Distributors — 0.8%
Ashtead Capital, Inc., 6.50%, 7/15/22 (c)(i)	USD	170	$170,000
Doric Nimrod Air Finance Alpha Ltd. (c)(i):
Series 2012-1, Class A, 5.13%, 11/30/24		550	559,625
Series 2012-1, Class B, 6.50%, 5/30/21		305	305,000
Interline Brands, Inc., 7.00%, 11/15/18		120	124,800

			1,159,425
Wireless Telecommunication Services — 3.6%
Cricket Communications, Inc.:
7.75%, 5/15/16		330	350,212
7.75%, 10/15/20		80	76,400
Digicel Group Ltd. (c):
9.13%, 1/15/15 (f)		793	800,930
8.25%, 9/01/17		465	473,137
10.50%, 4/15/18		400	418,000
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	101	131,011
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	480	472,800
NII Capital Corp., 7.63%, 4/01/21		189	162,068
SBA Telecommunications, Inc., 8.00%, 8/15/16		154	164,010
Sprint Capital Corp., 6.88%, 11/15/28		800	644,000
Sprint Nextel Corp. (c):
9.00%, 11/15/18		980	1,095,150
7.00%, 3/01/20		460	478,400

			5,266,118
Total Corporate Bonds — 76.6%			111,713,417

Floating Rate Loan Interests (e)
Auto Components — 0.1%
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		205	204,680
Capital Markets — 0.1%
Nuveen Investments, Inc., Incremental Term Loan, 7.25%, 5/13/17		175	175,000
Chemicals — 0.5%
Ineos US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		599	585,201
Styron Sarl LLC, Term Loan B, 6.00%—6.75%, 8/02/17		147	137,659

			722,860
Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		215	214,463
Volume Services America, Inc., Term Loan B, 10.50%—11.75%, 9/16/16		468	467,290

			681,753
Communications Equipment — 0.8%
Avaya, Inc., Term Loan B1, 3.22%, 10/24/14		54	51,246
Zayo Group, LLC, Term Loan B, 7/05/19		1,060	1,062,459

			1,113,705

Floating Rate Loan Interests (e)		Par (000)	Value

Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17	USD	575	$578,237
Consumer Finance — 0.5%
Springleaf Finance Corp., Term Loan, 5.50%, 5/10/17		715	672,486
Diversified Consumer Services — 0.1%
ServiceMaster Co.:
Delayed Draw Term Loan, 2.75%, 7/24/14		12	11,893
Term Loan, 2.74% — 2.97%, 7/24/14		121	119,428

			131,321
Diversified Financial Services — 0.5%
Residential Capital LLC: DIP Term Loan A1, 5.00%, 11/14/13		655	654,345
Term Loan A2, 6.75%, 11/14/13		95	95,238

			749,583
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc., Term Loan B3, 5.75%, 8/31/18		525	524,507
Energy Equipment & Services — 1.6%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		789	806,459
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		1,444	1,496,696
Frac Tech International LLC, Term Loan B, 5/06/16		70	63,764

			2,366,919
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		400	401,000
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		245	243,408
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		394	394,012
LHP Hospital Group, Inc., Term Loan, 6/25/18		145	141,375

			778,795
Health Care Providers & Services — 0.6%
Emergency Medical Services Corp., Term Loan, 5.25%, 5/25/18		62	61,251
Harden Healthcare LLC:
Term Loan A, 8.50%, 3/02/15		121	118,802
Tranche A Additional Term Loan, 7.75%, 3/02/15		221	216,990
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		253	235,858
Wolverine Healthcare, Term Loan B, 6.75%, 6/06/19		195	194,513

			827,414

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)		Par (000)	Value

Hotels, Restaurants & Leisure — 1.0%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.50%, 1/26/18	USD	105	$93,351
Incremental Term Loan B4, 9.50%, 10/31/16		408	412,883
Term Loan B1, 3.25%, 1/28/15		277	257,715
Term Loan B2, 3.25%, 1/28/15		163	151,507
Term Loan B3, 3.25% — 3.46%, 1/28/15		478	445,120
OSI Restaurant Partners LLC:
Revolver, 2.49%, 6/14/13		5	4,851
Term Loan B, 2.56%, 6/14/14		50	48,894
Travelport LLC:
Extended Tranche A Term Loan, 6.47%, 9/28/12		91	34,811
Extended Tranche B Term Loan, 13.97%, 12/01/16		287	28,736

			1,477,868
Industrial Conglomerates — 0.1%
Sequa Corp., Incremental Term Loan, 6.25%, 12/03/14		94	94,110
IT Services — 0.2%
First Data Corp., Extended Term Loan B, 4.25%, 3/23/18		330	302,240
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		341	339,623
Machinery — 0.2%
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		304	305,631
Media — 2.5%
Affinion Group, Inc., Term Loan B, 5.00%, 7/16/15		25	22,530
Cengage Learning Acquisitions, Inc., Non-Extended Term Loan, 2.50%, 7/03/14		50	46,008
Clear Channel Communications, Inc.:
Term Loan B, 3.90%, 1/28/16		1,024	815,568
Term Loan C, 3.90%, 1/28/16		210	163,042
EMI Music Publishing Ltd., Term Loan B, 11/14/17		225	225,844
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		1,553	1,549,444
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		209	205,646
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		550	558,937

			3,587,019
Metals & Mining — 0.1%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18		220	214,500
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp., Term Loan, 8.50%, 12/01/17		1,045	1,035,741
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		465	465,413

			1,501,154

Floating Rate Loan Interests (e)		Par (000)		Value

Paper & Forest Products — 0.2%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	USD	250		$252,345
Pharmaceuticals — 0.1%
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		154		154,678
Real Estate Investment Trusts (REITs) — 0.2%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		301		300,422
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Letter of Credit, 4.49%, 10/10/16		32		30,615
Extended Term Loan, 4.49%, 10/10/16		230		216,882
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		95		93,218

				340,715
Software — 0.5%
Lawson Software, Inc., Term Loan B, 6.25%, 4/05/18		630		632,262
Magic Newco LLC, Term Loan (Second Lien), 12.00%, 12/06/19		125		122,291

				754,553
Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.00%—3.22%, 5/29/14		200		189,729
Savers, Inc., Term Loan B, 6/27/19		85		84,947

				274,676
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		564		547,148
Wireless Telecommunication Services — 1.0%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		20		19,442
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15		1,384		1,398,253

				1,417,695
Total Floating Rate Loan Interests — 15.0%				21,792,637

Other Interests (j) — 0.2%		Beneficial Interest (000)
Stanley Martin, Class B Membership Units (Acquired 12/09/09, Cost $204,152) (a)(k)		—	(l)	255,577

Preferred Securities

Capital Trusts — 0.1%		Par (000)
Insurance — 0.1%
Genworth Financial, Inc., 6.15%, 11/15/66 (e)		210		120,750

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Auto Components — 0.6%
Dana Holding Corp., 4.00% (c)(d)	7,750	$860,250
Diversified Financial Services — 1.4%
Ally Financial, Inc., 7.00% (c)	2,160	1,924,358
Citigroup, Inc., 7.50% (d)	2,600	222,456

		2,146,814
Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)(d)	4,287	63,662
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, 0.00% (a)(e)	10,000	22,500
Freddie Mac, 0.00% (a)(e)	32,188	69,848

		92,348
Total Preferred Stocks — 2.1%		3,163,074

Trust Preferreds
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)	41,170	979,220
Total Preferred Securities — 2.9%		4,263,044

Warrants (m)
Media — 0.1%
Cumulus Media, Inc. (Issued/Exercisable 9/16/11, 0.01 Share for 1 Warrant, Expires 6/03/30, Strike Price $2.88)	15,990	106,367
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	181	—
Total Warrants — 0.1%		106,367
Total Long-Term Investments (Cost — $141,717,792) — 97.5%		142,105,165

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (n)(o)	6,197,292	6,197,292
Total Short-Term Securities (Cost — $6,197,292) — 4.2%		6,197,292
Total Investments (Cost—$147,915,084) — 101.7%		148,302,457
Liabilities in Excess of Other Assets – (1.7)%		(2,410,790)

Net Assets — 100.0%		$145,891,667

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Convertible security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Deutsche Bank Securities	$722,387	$17,388
Citigroup Global Markets	$100,361	$1,361
Goldman Sachs & Co.	$864,625	$9,625
JPMorgan Securities, Inc.	$200,250	$250

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Restricted security as to resale. As of report date the Fund held 0.2% of its net assets, with a current value of $255,577 and an original cost of $204,152 in this security.
(l)	Amount is less than $500.

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,974,567	4,222,725	6,197,292	$612

(o)	Represents the current yield as of report date.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)

—

For Fund compliance purposes, the Fund’s industry classifications refer to an one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
53	S&P 500 E-Mini Index	Chicago Mercantile	September 2012	USD 3,594,460	$(123,344)

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	38,000	USD	47,230	Citigroup, Inc.	7/03/12	$858
USD	150,207	CAD	150,000	Goldman Sachs Group, Inc.	7/18/12	2,922
USD	694,166	GBP	435,000	Goldman Sachs Group, Inc.	7/18/12	12,916
USD	154,162	GBP	99,000	UBS AG	7/18/12	(881)
USD	47,239	EUR	38,000	Citigroup, Inc.	7/25/12	(859)
USD	872,520	EUR	661,000	Citigroup, Inc.	7/25/12	35,881
USD	208,103	EUR	161,000	UBS AG	7/25/12	4,322
Total						$55,159

—	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 45	$(3,816)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 90	(6,591)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 45	(2,330)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 45	(2,629)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 55	(4,197)
Total					$(19,563)

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$322,005	—	$322,005
Common Stocks	$2,003,588	1,630,120	$18,410	3,652,118
Corporate Bonds	—	111,129,493	583,924	111,713,417
Floating Rate Loan Interests	—	18,799,592	2,993,045	21,792,637
Other Interests	—	—	255,577	255,577
Preferred Securities	1,357,686	2,905,358	—	4,263,044
Warrants	—	106,367	—	106,367
Short-Term Securities	6,197,292	—	—	6,197,292

Total	$9,558,566	$134,892,935	$3,850,956	$148,302,457

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$56,899	—	$56,899
Liabilities:
Credit contracts	—	(19,563)	—	(19,563)
Foreign currency exchange contracts	—	(1,740)	—	(1,740)
Equity contracts	$(123,344)	—	—	(123,344)

Total	$(123,344)	$35,596	—	$(87,748)

[1]	Derivative financial instruments are financial futures contracts, foreign currency exchange contracts and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$13,748	—	—	$13,748
Cash pledged as collateral for financial futures contracts	55,000	—	—	55,000
Foreign currency	5,864	—	—	5,864
Total	$74,612	—	—	$74,612

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of December 31, 2011	$18,414	$621,707	$2,837,837	$192,893	$2	$3,670,853
Transfers into Level 3[2]	—	—	222,937	—	—	222,937
Transfers out of Level 3[2]	—	—	(275,448)	—	—	(275,448)
Accrued discounts/premiums	—	(164)	10,399	—	—	10,235
Net realized gain (loss)	—	—	4,264	—	—	4,264
Net change in unrealized appreciation/depreciation[3]	(4)	881	(24,301)	62,684	(2)	39,258
Purchases	—	—	612,622	—	—	612,622
Sales	—	(38,500)	(395,265)	—	—	(433,765)

Closing Balance, as of June 30, 2012	$18,410	$583,924	$2,993,045	$255,577	—	$3,850,956

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/deprecation on investments still held as of June 30, 2012 was $39,261.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (cost — $141,717,792)	$142,105,165
Investments at value—affiliated (cost — $6,197,292)	6,197,292
Cash	13,748
Cash pledged as collateral for financial futures contracts	55,000
Foreign currency at value (cost — $5,806)	5,864
Interest receivable	2,081,452
Capital shares sold receivable	1,204,764
Investments sold receivable	994,029
Unrealized appreciation on foreign currency exchange contracts	56,899
Principal paydown receivable	30,813
Swap premiums paid	17,106
Dividends receivable	4,263
Prepaid expenses	1,533

Total assets	152,767,928

Liabilities:
Investments purchased payable	5,866,887
Income dividends payable	715,117
Variation margin payable	90,100
Capital shares redeemed payable	87,026
Investment advisory fees payable	61,888
Unrealized depreciation on swaps	19,563
Unrealized depreciation on foreign currency exchange contracts	1,740
Other affiliates payable	670
Swaps payable	467
Other accrued expenses payable	32,803

Total liabilities	6,876,261

Net Assets	$145,891,667

Net Assets Consist of:
Paid-in capital	$191,171,347
Undistributed net investment income	187,996
Accumulated net realized loss	(45,765,912)
Net unrealized appreciation/depreciation	298,236

Net Assets	$145,891,667

Net Asset Value:
Class I—Based on net assets of $138,371,590 and 19,471,229 shares outstanding, 200 million shares authorized, $0.10 par value	$7.11

Class III—Based on net assets of $7,520,077 and 1,057,284 shares outstanding, 100 million shares authorized, $0.10 par value	$7.11

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Interest	$5,325,937
Dividends—unaffiliated	80,214
Dividends—affiliated	612

Total income	5,406,763

Expenses:
Investment advisory	376,358
Transfer agent—Class I	47,670
Transfer agent—Class III	270
Accounting services	38,309
Professional	29,590
Custodian	11,340
Officer and Directors	10,227
Printing	9,590
Distribution—Class III	1,112
Miscellaneous	11,193

Total expenses	535,659
Less fees waived by advisor	(439)
Less transfer agent fees reimbursed—Class I	(31,280)
Less transfer agent fees reimbursed—Class III	(88)

Total expenses after fees waived and reimbursed	503,852

Net investment income	4,902,911

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,069,210
Financial futures contracts	42,673
Foreign currency transactions	(13,935)
Swaps	(15,498)

1,082,450

Net change in unrealized appreciation/depreciation on:
Investments	3,546,872
Financial futures contracts	(123,344)
Foreign currency transactions	60,230
Swaps	(18,494)

3,465,264

Total realized and unrealized gain	4,547,714

Net Increase in Net Assets Resulting from Operations	$9,450,625

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$4,902,911	$9,777,140
Net realized gain	1,082,450	770,848
Net change in unrealized appreciation/depreciation	3,465,264	(6,176,673)

Net increase in net assets resulting from operations	9,450,625	4,371,315

Dividends to Shareholders From:
Net investment income:
Class I	(4,783,406)	(9,743,960)
Class III	(28,300)	—

Decrease in net assets resulting from dividends to shareholders	(4,811,706)	(9,743,960)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	6,766,931	5,535,284

Net Assets:
Total increase in net assets	11,405,850	162,639
Beginning of period	134,485,817	134,323,178

End of period	$145,891,667	$134,485,817

Undistributed net investment income	$187,996	$96,791

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$6.87	$7.13	$6.68	$4.64	$7.26	$7.67

Net investment income[1]	0.25	0.50	0.53	0.54	0.57	0.59
Net realized and unrealized gain (loss)	0.23	(0.27)	0.44	2.03	(2.62)	(0.42)

Net increase (decrease) from investment operations	0.48	0.23	0.97	2.57	(2.05)	0.17

Dividends from net investment income	(0.24)	(0.49)	(0.52)	(0.53)	(0.57)	(0.58)

Net asset value, end of period	$7.11	$6.87	$7.13	$6.68	$4.64	$7.26

Total Investment Return:[2]
Based on net asset value	7.09%[3]	3.33%	15.34%	58.00%	(29.88)%	2.42%

Ratios to Average Net Assets:
Total expenses	0.77%[4]	0.68%	0.71%	0.73%	0.68%	0.64%

Total expenses after fees waived and/or reimbursed	0.72%[4]	0.67%	0.71%	0.73%	0.68%	0.64%

Net investment income	6.92%[4]	6.98%	7.83%	9.45%	8.80%	7.77%

Supplemental Data:
Net assets, end of period (000)	$138,372	$134,486	$134,323	$124,107	$93,348	$162,681

Portfolio turnover	47%	82%	102%	107%	53%	55%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Financial Highlights (concluded)

	Class III
	Period February 15, 2012[1] to June 30, 2012 (Unaudited)		Year Ended December 31, 2007[2]
Per Share Operating Performance:
Net asset value, beginning of period	$7.12		$7.68

Net investment income[3]	0.17		0.58
Net realized and unrealized gain (loss)	(0.01)		(0.41)

Net increase (decrease) from investment operations	0.16		0.17

Dividends from net investment income	(0.17)		(0.58)

Net asset value, end of period	$7.11		$7.27

Total Investment Return:[4]
Based on net asset value	2.33%	[5]	2.12%

Ratios to Average Net Assets:
Total expenses	1.02%	[6]	0.94%

Total expenses after fees waived and/or reimbursed	1.00%	[6]	0.94%

Net investment income	6.48%	[6]	7.61%

Supplemental Data:
Net assets, end of period (000)	$7,520		–	[2]

Portfolio turnover	47%		55%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock High Yield V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and sales of Class III shares recommenced on February 15, 2012.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests:    The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$56,899

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(1,740)
Credit contracts	Unrealized depreciation on swaps	(19,563)
Equity contracts	Net unrealized appreciation/ depreciation[1]	(123,344)

Total		$(144,647)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
	Net Realized Gain (Loss) From
	Swaps	Foreign Currency Transactions	Financial Futures Contracts
Foreign currency exchange contracts	—	$(13,139)	—
Credit contracts	$15,498	—	—
Equity contracts	—	—	$42,673

Net Change in Unrealized Appreciation/Depreciation on
	Swaps	Foreign Currency Transactions	Financial Futures Contracts
Foreign currency exchange contracts	—	$61,663	—
Credit contracts	$(18,494)	—	—
Equity contracts	—	—	$(123,344)

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	37
Average notional value of contracts purchased	$2,533,910
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	7
Average number of contracts — US dollars sold	1
Average US dollar amounts purchased	$1,300,806
Average US dollar amounts sold	$290,472
Credit default swaps:
Average number of contracts — buy protection	5
Average notional value — buy protection	$280,000

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

a monthly fee based on a percentage of the Fund’s and the BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.55%
$250 million — $500 million	0.50%
$500 million — $750 million	0.45%
Greater than $750 million.	0.40%

For the six months ended June 30, 2012, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $310,103,267.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $684 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”),

some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012 the Fund did not pay any amounts to affiliates for their services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed—class specific in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities for the six months ended June 30, 2012, were $70,682,049 and $65,455,690, respectively.

5. Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2012	$8,918,857
2013	12,665,469
2014	4,347,980
2016	9,129,091
2017	11,211,061

Total	$46,272,458

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$148,253,369

Gross unrealized appreciation	$5,252,447
Gross unrealized depreciation	(5,203,359)

Net unrealized appreciation	$49,088

6. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

7.    Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2012, the Fund had outstanding bridge loan commitments of $1,470,000. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statement of Assets and Liabilities as deferred income.

8.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

9.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	454,334	$3,228,183	2,662,803	$19,190,102
Shares issued in reinvestment of dividends	684,039	4,841,043	1,388,390	9,831,628
Shares redeemed	(1,247,509)	(8,853,897)	(3,309,649)	(23,486,446)

Net increase (decrease)	(109,136)	$(784,671)	741,544	$5,535,284

Class III[1]
Shares sold	1,333,503	$9,492,313	—	—
Shares issued in reinvestment of dividends	2,136	14,938	—	—
Shares redeemed	(278,355)	(1,955,649)	—	—

Net increase	1,057,284	$7,551,602	—	—

Total net increase	948,148	$6,766,931	741,544	$5,535,284

[1]	For the period February 15, 2012 (recommencement of operations) to June 30, 2012.

10.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock International V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund outperformed the MSCI All Country World Index (ACWI) ex-US.

What factors influenced performance?

—

The Fund’s underweight position in the materials sector and overweight in consumer staples were the primary contributors to performance. Within materials, Linde AG was the top performer, as the stock rose approximately 10.5% after the company reported record profits during the first quarter. Anheuser-Busch InBev NV was the top-performing consumer staples holding, as the stock was up almost 30% during the six-month period on solid earnings and a well-received announcement that the company would purchase the remaining interest in Grupo Modelo SAB de CV.

—

Partially offsetting this positive performance was negative contributions from industrials and information technology (“IT”). As investors turned to risk averse, these more cyclical sectors fared worse than the broader market. In industrials, Nidec Corp. lagged primarily due to adverse events in Japan that continue to weigh on results. In IT, Infineon Technologies AG provided negative returns after the company reported softer results amid a global economic slowdown.

Describe recent portfolio activity.

—	During the six-month period, the Fund did not make any significant sector changes. Fund management remains focused on high-quality companies with robust businesses regardless of market environment. As such, the Fund continues to emphasize consumer staples and generally avoid financials. Positions were initiated in Dongfeng Motor Group Co. Ltd. and Bank Rakyat Bhd (each providing direct exposure to emerging markets), Avon Products, Inc., British Sky Broadcasting Group Plc, Royal Dutch Shell Plc and MercadoLibre, Inc. The Fund exited its positions in Nidec Corp., Tokyo Electron Ltd., Vallourec SA, UBS AG and Universal Display Corp.

Describe portfolio positioning at period end.

—

At period end, Fund management continues to position the portfolio for a low-growth environment. As such, the Fund remains focused primarily on more defensive sectors, with overweights relative to the MSCI ACWI ex-US Index in consumer staples and health care. Although Fund management has avoided exposure to the broader financials sector, it has invested in select names such as China Construction Bank and Itau Unibanco Holding SA. The Fund maintains a disciplined approach to taking profits as a part of the portfolio construction process and has recently trimmed solid performers such as H&M and Anheuser-Busch InBev NV. Fund management also recently shifted exposure to emerging markets from indirect to direct as the team believes that is a better exposure to true growth. For example, Dongfeng Motor Group Co. Ltd. and China Construction Bank provided direct investments in China.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses.

[3]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	3.63%	(16.69)%	(6.64)%	4.96%
MSCI All Country World Index ex-US	2.77	(14.57)	(4.62)	6.74

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Fund Information as of June 30, 2012

Geographic Allocations	Percent of Long-Term Investments
United Kingdom	31%
Switzerland	12
United States	9
France	9
China	7
Japan	6
Germany	5
Sweden	3
Canada	3
Belgium	3
India	2
South Korea	2
Other[1]	8

[1]	Other includes a 1% or less investment in each of the following countries and regions: Argentina, Israel, Netherlands, Czech Republic, Singapore, Indonesia, Brazil and Russia.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,036.30	$4.71	$1,000.00	$1,020.24	$4.67	0.93%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instru-

ment successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 1.4%
MercadoLibre, Inc. (a)	23,856	$1,808,285
Belgium — 2.5%
Anheuser-Busch InBev NV	40,080	3,159,955
Brazil — 1.0%
Itau Unibanco Holding SA, Preference Shares	93,367	1,315,087
Canada — 2.5%
Rogers Communications, Inc., Class B	88,015	3,190,879
China — 6.4%
China Construction Bank, Class H	2,798,000	1,933,067
China Life Insurance Co. Ltd., Class H	804,000	2,117,335
Dongfeng Motor Group Co. Ltd., Class H	1,444,000	2,257,051
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (a)	1,391,200	1,789,347

		8,096,800
Czech Republic — 1.2%
Komercni Banka AS	8,766	1,529,240
France — 8.2%
BNP Paribas SA	44,185	1,703,539
Sanofi	82,669	6,258,109
Schneider Electric SA	44,886	2,494,928

		10,456,576
Germany — 4.9%
Daimler AG, Registered Shares	42,237	1,898,105
Infineon Technologies AG	261,257	1,768,240
Linde AG	16,240	2,529,227

		6,195,572
India — 1.9%
ICICI Bank Ltd. — ADR	73,020	2,366,578
Indonesia — 1.1%
Bank Rakyat Indonesia Persero Tbk PT	1,973,500	1,351,660
Israel — 1.3%
Teva Pharmaceutical Industries Ltd. — ADR	42,346	1,670,126
Japan — 6.0%
Nissan Motor Co. Ltd.	367,400	3,488,732
NTT DoCoMo, Inc.	2,504	4,166,660

		7,655,392
Netherlands — 1.3%
ING Groep NV CVA (b)	245,027	1,642,684
Russia — 1.0%
Sberbank — ADR	121,236	1,311,919
Singapore — 1.1%
Noble Group Ltd.	1,606,000	1,435,006
South Korea — 1.8%
LG Chem Ltd.	8,910	2,306,580
Sweden — 2.9%
Hennes & Mauritz AB, B Shares	101,250	3,634,259

Common Stocks	Shares		Value

Switzerland — 11.0%
Novartis AG, Registered Shares		95,975	$5,366,088
Roche Holding AG		21,602	3,731,376
The Swatch Group Ltd., Bearer Shares		5,985	2,365,520
Zurich Insurance Group AG (b)		11,371	2,571,256

			14,034,240
United Kingdom — 28.9%
BG Group Plc		223,402	4,573,369
British Sky Broadcasting Group Plc		265,938	2,899,228
HSBC Holdings Plc		496,862	4,378,268
Imperial Tobacco Group Plc		130,493	5,027,667
Reckitt Benckiser Group Plc		74,931	3,960,626
Rio Tinto Plc		63,648	3,024,786
Royal Dutch Shell Plc, B Shares		113,440	3,961,748
Tullow Oil Plc		84,539	1,953,914
Vodafone Group Plc		2,469,132	6,940,127

			36,719,733
United States — 8.2%
Activision Blizzard, Inc.		184,824	2,216,040
Agilent Technologies, Inc.		46,616	1,829,212
Avon Products, Inc.		70,881	1,148,981
Google, Inc., Class A (b)		3,990	2,314,479
Liberty Global, Inc. (b)		28,878	1,433,215
Veeco Instruments, Inc. (b)		45,277	1,555,718

			10,497,645
Total Long-Term Investments (Cost — $116,639,746) — 94.6%			120,378,216

Short-Term Securities
Money Market Funds — 5.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)		3,488,155	3,488,155

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (c)(d)(e)	USD	2,929	2,929,106

	Par (000)
Time Deposits — 0.2%
Denmark — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/02/12	DKK	19	3,236
Europe — 0.1%
JPMorgan Chase & Co., 0.04%, 7/02/12		EUR 45	57,039

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	EUR	Euro
AUD	Australian Dollar	GBP	British Pound
CHF	Swiss Franc	JPY	Japanese Yen
DKK	Danish Krone	USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Japan — 0.1%
Citibank NA, 0.01%, 7/02/12	JPY	9,375	$117,283
Total Time Deposits			177,558
Total Short-Term Securities (Cost — $6,594,819) — 5.2%			6,594,819
Total Investments (Cost — $123,234,565) — 99.8%			126,973,035
Other Assets Less Liabilities — 0.2%			270,478

Net Assets — 100.0%			$127,243,513

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,413,490	2,074,665	3,488,155	$3,429
BlackRock Liquidity Series LLC, Money Market Series	$1,495,000	$1,434,106	$2,929,106	$42,843

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	22,938	USD	35,692	State Street Corp.	7/02/12	$233
USD	1,646,761	CHF	1,591,430	Citigroup, Inc.	7/02/12	(29,929)
USD	56,007	EUR	45,072	State Street Corp.	7/02/12	(1,032)
USD	291,436	JPY	23,236,359	Goldman Sachs Group, Inc.	7/02/12	745
USD	118,103	JPY	9,375,051	State Street Corp.	7/02/12	820
USD	554,419	JPY	44,031,581	Citigroup, Inc.	7/03/12	3,577
USD	934,390	JPY	74,312,038	State Street Corp.	7/03/12	4,734
AUD	2,617,000	USD	2,686,220	State Street Corp.	7/19/12	(11,124)
JPY	413,627,000	CHF	4,883,320	Goldman Sachs Group, Inc.	8/16/12	31,267
Total						$(709)

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments (concluded)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure heirarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$1,808,285	—	—	$1,808,285
Belgium	—	$3,159,955	—	3,159,955
Brazil	1,315,087	—	—	1,315,087
Canada	3,190,879	—	—	3,190,879
China	—	8,096,800	—	8,096,800
Czech Republic	—	1,529,240	—	1,529,240
France	—	10,456,576	—	10,456,576
Germany	—	6,195,572	—	6,195,572
India	2,366,578	—	—	2,366,578
Indonesia	—	1,351,660	—	1,351,660
Israel	1,670,126	—	—	1,670,126
Japan	—	7,655,392	—	7,655,392
Netherlands	—	1,642,684	—	1,642,684
Russia	—	1,311,919	—	1,311,919
Singapore	—	1,435,006	—	1,435,006
South Korea	—	2,306,580	—	2,306,580
Sweden	—	3,634,259	—	3,634,259
Switzerland	—	14,034,240	—	14,034,240
United Kingdom	—	36,719,733	—	36,719,733
United States	10,497,645	—	—	10,497,645
Short-Term Securities:
Money Market Funds	3,488,155	2,929,106	—	6,417,261
Time Deposits	—	177,558	—	177,558

Total	$24,336,755	$102,636,280	—	$126,973,035

	Level 1	Level 2	Level 3	Total
Derivatives Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$41,376	—	$41,376
Liabilities:
Foreign currency exchange contracts	—	(42,085)	—	(42,085)

Total	—	$(709)	—	$(709)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency	$988	—	—	$988
Liabilities:
Collateral on securities loaned at value	—	$(2,929,106)	—	(2,929,106)

Total	$988	$(2,929,106)	—	$(2,928,118)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $2,924,582) (cost—$116,817,304)	$120,555,774
Investments at value—affiliated (cost—$6,417,261)	6,417,261
Foreign currency at value (cost—$988)	988
Investments sold receivable	4,393,705
Dividends receivable	836,954
Unrealized appreciation on foreign currency exchange contracts	41,376
Securities lending income receivable—affiliated	10,812
Prepaid expenses	3,094

Total assets	132,259,964

Liabilities:
Collateral on securities loaned at value	2,929,106
Capital shares redeemed payable	1,274,896
Investments purchased payable	630,443
Investment advisory fees payable	75,781
Unrealized depreciation on foreign currency exchange contracts	42,085
Other affiliates payable	826
Other accrued expenses payable	63,314

Total liabilities	5,016,451

Net Assets	$127,243,513

Net Assets Consist of:
Paid-in capital	$180,343,197
Undistributed net investment income	1,493,329
Accumulated net realized loss	(58,345,941)
Net unrealized appreciation/depreciation	3,752,928

Net Assets	$127,243,513

Net Asset Value:
Class I—Based on net assets of $127,243,513 and 15,340,139 shares outstanding, 100 million shares authorized, $0.10 par value	$8.29

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$2,804,040
Foreign taxes withheld	(250,971)
Securities lending—affiliated	42,843
Dividends—affiliated	3,429
Interest	154

Total income	2,599,495

Expenses:
Investment advisory	516,605
Transfer agent	55,360
Professional	31,982
Custodian	25,754
Accounting services	16,946
Printing	10,240
Officer and Directors	9,405
Miscellaneous	12,301

Total expenses	678,593
Less fees waived by advisor	(1,765)
Less transfer agent fees reimbursed	(35,834)

Total expenses after fees waived and reimbursed	640,994

Net investment income	1,958,501

Realized and Unrealized Gain:
Net realized gain from:
Investments	2,487,966
Foreign currency transactions	68,456

2,556,422

Net change in unrealized appreciation/depreciation on:
Investments	905,729
Foreign currency transactions	11,576

917,305

Total realized and unrealized gain	3,473,727

Net Increase in Net Assets Resulting from Operations	$5,432,228

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$1,958,501	$3,441,757
Net realized gain (loss)	2,556,422	(5,733,451)
Net change in unrealized appreciation/depreciation	917,305	(19,190,346)

Net increase (decrease) in net assets resulting from operations	5,432,228	(21,482,040)

Dividends to Shareholders From:
Net investment income	—	(3,966,780)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(12,659,671)	(14,770,950)

Net Assets:
Total decrease in net assets	(7,227,443)	(40,219,770)
Beginning of period	134,470,956	174,690,726

End of period	$127,243,513	$134,470,956

Undistributed (distributions in excess of) net investment income	$1,493,329	$(465,172)

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$8.00		$9.55	$9.06	$7.11	$14.38	$16.80

Net investment income[1]	0.12		0.19	0.14	0.16	0.31	0.34
Net realized and unrealized gain (loss)	0.17		(1.50)	0.45	1.97	(6.43)	1.42

Net increase (decrease) from investment operations	0.29		(1.31)	0.59	2.13	(6.12)	1.76

Dividends and distributions from:
Net investment income	—		(0.24)	(0.10)	(0.18)	(0.39)	(0.50)
Net realized gain	—		—	—	—	(0.76)	(3.68)

Total dividends and distributions	—		(0.24)	(0.10)	(0.18)	(1.15)	(4.18)

Net asset value, end of period	$8.29		$8.00	$9.55	$9.06	$7.11	$14.38

Total Investment Return:[2]
Based on net asset value	3.63%	[3]	(13.71)%	6.57%	29.97%	(42.49)%	10.34%

Ratios to Average Net Assets:
Total expenses	0.99%	[4]	0.89%	0.89%	0.92%	0.91%	0.87%

Total expenses after fees waived and reimbursed	0.93%	[4]	0.88%	0.89%	0.91%	0.91%	0.87%

Net investment income	2.84%	[4]	2.08%	1.61%	2.01%	2.71%	1.91%

Supplemental Data:
Net assets, end of period (000)	$127,244		$134,471	$174,679	$184,713	$137,054	$347,299

Portfolio turnover	53%		153%	119%	199%	118%	79%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock International V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$41,376

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(42,085)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Loss From
Foreign Currency Transactions
Foreign currency exchange contracts	$50,986

Net Change in Unrealized Appreciation/Depreciation on
Foreign Currency Transactions
Foreign currency exchange contracts	$(709)

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	5
Average number of contracts — US dollars sold	7
Average US dollar amounts purchased	$6,191,140
Average US dollar amounts sold	$8,181,241

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.75%
$1 billion — $3 billion	0.71%
$3 billion — $5 billion	0.68%
$5 billion — $10 billion	0.65%
Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $809 for certain accounting

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses at 0.08% of average daily net assets. This voluntary reimbursement may be reduced or discontinued at any time. This amount is shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $23,069 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4 ..    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $70,378,433 and $85,861,751 respectively.

5.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,
2016	$28,460,231
2017	26,038,359
No expiration dates[1]	6,131,893

Total	$60,630,483

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$123,730,306

Gross unrealized appreciation	$8,222,855
Gross unrealized depreciation	(4,980,126)

Net unrealized appreciation	$3,242,729

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2012, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of June 30, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals Commercial Banks Wireless Telecommunication Services Oil, Gas & Consumable Fuels Automobiles	14 13 12 9 6%
Other[1]	46

[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in Class I Shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	143,412	$1,256,878	1,474,085	$13,751,971
Shares issued to shareholders in reinvestment of dividends	—	—	492,010	3,966,780
Shares redeemed	(1,622,376)	(13,916,549)	(3,446,757)	(32,489,701)

Net decrease	(1,478,964)	$(12,659,671)	(1,480,662)	$(14,770,950)

9.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.0123 per share on July 20, 2012 to shareholders of record on July 18, 2012.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Large Cap Core V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund generated positive results, but underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

—

Negative performance in financials and information technology (“IT”) overshadowed positive results in materials and consumer discretionary. Stock selection was the key detractor in financials, with a broad underweight in the sector also hindering returns. In general, the ongoing European sovereign debt crisis, coupled with a still-evolving regulatory paradigm, created numerous concerns for Fund management, so the team remained largely on the sidelines. This positioning was a detriment, particularly during the first half of the reporting period, when riskier assets like financials outperformed amid improved economic data and investor confidence. Underperformance was most notable among diversified financial services, commercial banks and capital markets names. The insurance industry was an additional source of weakness in the sector. The Fund was overexposed to select life insurers that struggled amid the sharp declines in interest rates and emerging underwriting quality concerns. Underperformance in the IT sector was mainly due to stock selection. In particular, the Fund was underweight in select mega-cap benchmark names that performed well during the period, while it was biased toward commodity-exposed hardware securities that lagged on weakness in enterprise and PC demand.

—

Conversely, stock selection proved advantageous in the materials sector, where the chemicals industry was a standout. The Fund was overweight in a key fertilizer holding whose profit margins (and its share price) soared thanks to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. Select commodity chemical producers also benefited from lower natural gas prices. Stock selection also aided results in consumer discretionary. Strength was especially notable among travel-related holdings, which performed well on earnings results that handily beat very low expectations, as well as very strong forward hotel bookings in the United States and abroad (including Europe). Favorable stock selection in the leisure equipment & products and multiline retail industries helped as well.

Describe recent portfolio activity.

—

During the six-month period, Fund management significantly increased exposure to financials, and also added to industrials and energy. This activity was funded by substantially lowering the Fund’s weightings in consumer staples and health care.

Describe portfolio positioning at period-end.

—

As of period end, Fund management is implementing a barbell approach in the portfolio that balances exposure to faster-growing, cyclical companies that are best positioned for a recovery with more defensive holdings that are expected to provide steady performance irrespective of the market environment. The Fund’s largest sector overweights relative to the Russell 1000® Index were in health care and consumer discretionary. Consumer staples and financials were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stock of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	5.91%	(3.22)%	(2.01)%	5.17%
Class II Shares[4]	5.87	(3.36)	(2.15)	5.03	[6]
Class III Shares[4]	5.80	(3.46)	(2.26)[6]	4.90	[6]
Russell 1000® Index	9.38	4.37	0.39	5.72

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Fund Information as of June 30, 2012

Sector Allocations	Percent of Long-Term Investments
Information Technology	21%
Health Care	17
Consumer Discretionary	16
Energy	13
Industrials	11
Financials	11
Consumer Staples	4
Materials	3
Utilities	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,059.10	$2.82	$1,000.00	$1,022.11	$2.77	0.55%
Class II	$1,000.00	$1,058.70	$3.58	$1,000.00	$1,021.40	$3.52	0.70%
Class III	$1,000.00	$1,058.00	$4.20	$1,000.00	$1,020.79	$4.12	0.82%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.4%
General Dynamics Corp.	59,425	$3,919,673
L-3 Communications Holdings, Inc.	60,425	4,472,054
Lockheed Martin Corp.	51,575	4,491,151
Northrop Grumman Corp.	73,375	4,680,591

		17,563,469
Auto Components — 0.9%
TRW Automotive Holdings Corp. (a)	101,150	3,718,274
Beverages — 0.1%
The Coca-Cola Co.	5,975	467,185
Capital Markets — 1.2%
The Goldman Sachs Group, Inc.	49,575	4,752,260
Chemicals — 1.1%
CF Industries Holdings, Inc.	21,775	4,218,689
Commercial Banks — 0.2%
Wells Fargo & Co.	20,800	695,552
Communications Equipment — 0.3%
Cisco Systems, Inc.	72,375	1,242,679
Computers & Peripherals — 8.5%
Apple, Inc. (a)	32,500	18,980,000
Dell, Inc. (a)	346,925	4,343,501
Hewlett-Packard Co.	215,125	4,326,164
Lexmark International, Inc., Class A	103,125	2,741,062
Western Digital Corp. (a)	103,125	3,143,250

		33,533,977
Construction & Engineering — 1.6%
Chicago Bridge & Iron Co. NV	81,225	3,083,301
Fluor Corp.	63,400	3,128,156

		6,211,457
Consumer Finance — 1.2%
Discover Financial Services	132,800	4,592,224
Diversified Consumer Services — 1.8%
Apollo Group, Inc., Class A (a)(b)	126,925	4,593,416
ITT Educational Services, Inc. (a)	38,301	2,326,786

		6,920,202
Diversified Financial Services — 3.6%
Citigroup, Inc.	225,900	6,191,919
JPMorgan Chase & Co.	222,975	7,966,897

		14,158,816
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	58,425	2,083,435
Verizon Communications, Inc.	174,400	7,750,336

		9,833,771
Energy Equipment & Services — 1.1%
Nabors Industries Ltd. (a)	292,375	4,210,200
Food & Staples Retailing — 2.0%
The Kroger Co.	180,375	4,182,896
Safeway, Inc.	213,125	3,868,219

		8,051,115
Health Care Equipment & Supplies — 1.1%
Zimmer Holdings, Inc.	70,375	4,529,335
Health Care Providers & Services — 7.0%
Aetna, Inc.	96,750	3,750,998
AmerisourceBergen Corp.	116,975	4,602,966
Cardinal Health, Inc.	102,125	4,289,250

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Humana, Inc.	52,550	$4,069,472
McKesson Corp.	51,575	4,835,156
UnitedHealth Group, Inc.	102,125	5,974,312

		27,522,154
Hotels, Restaurants & Leisure — 1.1%
Wyndham Worldwide Corp.	79,325	4,183,601
Household Products — 0.3%
The Procter & Gamble Co.	19,800	1,212,750
Independent Power Producers & Energy Traders — 1.6%
The AES Corp. (a)	295,350	3,789,341
NRG Energy, Inc. (a)	143,750	2,495,500

		6,284,841
Industrial Conglomerates — 2.0%
3M Co.	16,259	1,456,807
General Electric Co.	101,150	2,107,966
Tyco International Ltd.	82,225	4,345,591

		7,910,364
Insurance — 5.0%
Assurant, Inc.	28,775	1,002,521
The Chubb Corp.	63,400	4,616,788
Lincoln National Corp.	196,300	4,293,081
MetLife, Inc.	154,600	4,769,410
Protective Life Corp.	23,800	699,958
The Travelers Cos., Inc.	71,375	4,556,580

		19,938,338
Internet & Catalog Retail — 1.1%
Expedia, Inc.	87,200	4,191,704
Internet Software & Services — 2.1%
AOL, Inc. (a)	12,850	360,828
Google, Inc., Class A (a)	13,875	8,048,471

		8,409,299
IT Services — 3.9%
Accenture Plc, Class A	71,400	4,290,426
Alliance Data Systems Corp. (a)(b)	31,750	4,286,250
International Business Machines Corp.	15,825	3,095,053
The Western Union Co.	232,925	3,922,457

		15,594,186
Machinery — 3.4%
AGCO Corp. (a)	99,150	4,534,129
Cummins, Inc.	18,825	1,824,331
Ingersoll-Rand Plc	76,400	3,222,552
Parker Hannifin Corp.	51,575	3,965,086

		13,546,098
Media — 4.0%
DISH Network Corp., Class A	126,925	3,623,709
Gannett Co., Inc.	267,575	3,941,380
The Interpublic Group of Cos., Inc.	144,750	1,570,537
The McGraw-Hill Cos., Inc.	41,600	1,872,000
Time Warner Cable, Inc.	59,425	4,878,792

		15,886,418
Metals & Mining — 0.8%
Alcoa, Inc.	378,675	3,313,406
Multi-Utilities — 0.9%
Ameren Corp.	109,000	3,655,860

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail — 1.2%
Dillard’s, Inc., Class A	56,550	$3,601,104
Nordstrom, Inc.	19,800	983,862

		4,584,966
Office Electronics — 1.1%
Xerox Corp.	546,100	4,297,807
Oil, Gas & Consumable Fuels — 11.6%
Apache Corp.	56,550	4,970,179
Chevron Corp.	95,175	10,040,962
ConocoPhillips	111,000	6,202,680
Denbury Resources, Inc. (a)	263,700	3,984,507
Devon Energy Corp.	67,400	3,908,526
Exxon Mobil Corp.	93,175	7,972,985
Marathon Oil Corp.	135,775	3,471,767
Marathon Petroleum Corp.	115,975	5,209,597

		45,761,203
Paper & Forest Products — 0.6%
Domtar Corp.	32,750	2,512,253
Pharmaceuticals — 8.6%
Abbott Laboratories	104,125	6,712,939
Eli Lilly & Co.	120,950	5,189,964
Forest Laboratories, Inc. (a)	118,950	4,162,061
Johnson & Johnson	17,825	1,204,257
Merck & Co., Inc.	187,800	7,840,650
Pfizer, Inc.	378,675	8,709,525

		33,819,396
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc. (a)	41,260	236,420
Software — 4.5%
CA, Inc.	157,575	4,268,707
Microsoft Corp.	343,100	10,495,429
Symantec Corp. (a)	221,000	3,228,810

		17,992,946
Specialty Retail — 5.9%
Advance Auto Parts, Inc.	57,525	3,924,355
Best Buy Co., Inc. (b)	187,150	3,922,664
Foot Locker, Inc.	120,950	3,698,651
GameStop Corp., Class A	54,200	995,112
The Gap, Inc.	149,725	4,096,476
Limited Brands, Inc.	80,325	3,416,222
PetSmart, Inc.	50,575	3,448,204

		23,501,684
Tobacco — 1.7%
Philip Morris International, Inc.	75,350	6,575,041
Total Long-Term Investments (Cost — $369,007,974) — 100.1%		395,629,940

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (c)(d)(e)	$6,460	$6,459,729
Total Short-Term Securities (Cost — $6,459,729) — 1.6%		6,459,729
Total Investments (Cost — $375,467,703) — 101.7%		402,089,669
Liabilities in Excess of Other Assets — (1.7)%		(6,535,201)

Net Assets — 100.0%		$395,554,468

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,033,288	$(2,033,288)	—	$1,505
BlackRock Liquidity Series LLC, Money Market Series	$13,977,139	$(7,517,410)	$6,459,729	$263,213

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments (concluded)

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not

—

active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$395,629,940	—	—	$395,629,940
Short-Term Securities	—	$6,459,729	—	6,459,729

Total	$395,629,940	$6,459,729	—	$402,089,669

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes. As of June 30, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank Overdraft	—	$(990,750)	—	$(950,750)
Collateral on Securities Loaned at Value	—	(6,459,729)	—	(6,459,729)

Total	—	$(7,450,479)	—	$(7,450,479)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $6,419,204)(cost—$369,007,974)	$395,629,940
Investments at value—affiliated (cost—$6,459,729)	6,459,729
Investments sold receivable	5,686,230
Dividends receivable—unaffiliated	409,150
Capital shares sold receivable	218,405
Securities lending income receivable—affiliated	55,149
Dividends receivable—affiliated	276
Prepaid expenses	5,024

Total assets	408,463,903

Liabilities:
Collateral on securities loaned at value	6,459,729
Bank overdraft	990,750
Investments purchased payable	5,151,256
Investment advisory fees payable	102,012
Capital shares redeemed payable	91,000
Distribution fees payable	39,671
Other affiliates payable	1,576
Other accrued expenses payable	73,441

Total liabilities	12,909,435

Net Assets	$395,554,468

Net Assets Consist of:
Paid-in capital	$414,123,483
Undistributed net investment income	3,169,767
Accumulated net realized loss	(48,360,748)
Net unrealized appreciation/depreciation	26,621,966

Net Assets	$395,554,468

Net Asset Value:
Class I—Based on net assets of $191,410,236 and 7,857,268 shares outstanding, 200 million shares authorized, $0.10 par value	$24.36

Class II—Based on net assets of $4,344,551 and 178,365 shares outstanding, 100 million shares authorized, $0.10 par value	$24.36

Class III—Based on net assets of $199,799,681 and 8,238,232 shares outstanding, 100 million shares authorized, $0.10 par value	$24.25

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$4,035,025
Foreign taxes withheld	(4,905)
Dividends—affiliated	1,505
Securities lending—affiliated	263,213

Total income	4,294,838

Expenses:
Investment advisory	917,357
Distribution—Class II	3,070
Distribution—Class III	225,513
Transfer agent—Class I	68,862
Transfer agent—Class II	2,112
Transfer agent—Class III	39,767
Accounting services	41,102
Professional	24,892
Printing	17,775
Custodian	12,503
Officer and Directors	11,187
Registration	690
Miscellaneous	14,031

Total expenses	1,378,861
Less fees waived by advisor	(797)
Less transfer agent fees reimbursed—Class I	(53,548)
Less transfer agent fees reimbursed—Class II	(1,640)
Less transfer agent fees reimbursed—Class III	(13,545)

Total expenses after fees waived and reimbursed	1,309,331

Net investment income	2,985,507

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	12,585,951
Foreign currency transactions	35

12,585,986

Net change in unrealized appreciation/depreciation on:
Investments	3,898,659
Foreign currency transactions	(25)

3,898,634

Total realized and unrealized gain	16,484,620

Net Increase in Net Assets Resulting from Operations	$19,470,127

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$2,985,507	$3,784,275
Net realized gain	12,585,986	19,720,842
Net change in unrealized appreciation/depreciation	3,898,634	(16,499,695)

Net increase in net assets resulting from operations	19,470,127	7,005,422

Dividends to Shareholders From:
Net investment income:
Class I	—	(2,314,382)
Class II	—	(43,949)
Class III	—	(1,418,872)

Decrease in net assets resulting from dividends to shareholders	—	(3,777,203)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	32,460,952	34,531,218

Net Assets:
Total increase in net assets	51,931,079	37,759,437
Beginning of period	343,623,389	305,863,952

End of period	$395,554,468	$343,623,389

Undistributed net investment income	$3,169,767	$184,260

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$23.00		$22.73	$21.04	$17.38	$29.75	$32.17

Net investment income[1]	0.20		0.29	0.23	0.26	0.27	0.31
Net realized and unrealized gain (loss)	1.16		0.26	1.69	3.66	(11.80)	2.41

Net increase (decrease) from investment operations	1.36		0.55	1.92	3.92	(11.53)	2.72

Dividends and distributions from:
Net investment income	—		(0.28)	(0.23)	(0.26)	(0.31)	(0.34)
Net realized gain	—		—	—	—	(0.53)	(4.80)

Total dividends and distributions	—		(0.28)	(0.23)	(0.26)	(0.84)	(5.14)

Net asset value, end of period	$24.36		$23.00	$22.73	$21.04	$17.38	$29.75

Total Investment Return:[2]
Based on net asset value	5.91%	[3]	2.40%	9.12%	22.54%	(38.75)%	8.34%

Ratios to Average Net Assets:
Total expenses	0.61%	[4]	0.56%	0.57%	0.62%	0.60%	0.55%

Total expenses after fees waived	0.55%	[4]	0.56%	0.57%	0.62%	0.60%	0.55%

Net investment income	1.66%	[4]	1.21%	1.10%	1.42%	1.12%	0.91%

Supplemental Data:
Net assets, end of period (000)	$191,410		$193,953	$217,059	$228,900	$225,183	$476,467

Portfolio turnover	58%		101%	151%	165%	104%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights (continued)

	Class II
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$23.01		$22.74	$21.05	$17.40	$29.74	$32.18

Net investment income[1]	0.19		0.23	0.21	0.23	0.21	0.24
Net realized and unrealized gain (loss)	1.16		0.27	1.68	3.66	(11.77)	2.42

Net increase (decrease) from investment operations	1.35		0.50	1.89	3.89	(11.56)	2.66

Dividends and distributions from:
Net investment income	—		(0.23)	(0.20)	(0.24)	(0.25)	(0.30)
Net realized gain	—		—	—	—	(0.53)	(4.80)

Total dividends and distributions	—		(0.23)	(0.20)	(0.24)	(0.78)	(5.10)

Net asset value, end of period	$24.36		$23.01	$22.74	$21.05	$17.40	$29.74

Total Investment Return:[2]
Based on net asset value	5.87%	[3]	2.20%	8.98%	22.35%	(38.85)%	8.16%

Ratios to Average Net Assets:
Total expenses	0.77%	[4]	0.71%	0.72%	0.77%	0.74%	0.71%

Total expenses after fees waived	0.70%	[4]	0.71%	0.72%	0.77%	0.74%	0.71%

Net investment income	1.52%	[4]	1.00%	0.98%	1.20%	0.84%	0.72%

Supplemental Data:
Net assets, end of period (000)	$4,345		$4,239	$8,026	$6,176	$1,644	$3,974

Portfolio turnover	58%		101%	151%	165%	104%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,		Period January 27, 2009[1] to December 31, 2009		Year Ended December 31, 2007[2]
			2011	2010
Per Share Operating Performance:
Net asset value, beginning of period	$22.92		$22.67	$21.00	$16.75		$32.23

Net investment income[3]	0.17		0.25	0.20	0.21		0.23
Net realized and unrealized gain	1.16		0.23	1.66	4.28		2.42

Net increase from investment operations	1.33		0.48	1.86	4.49		2.65

Dividends and distributions from:
Net investment income	—		(0.23)	(0.19)	(0.24)		(0.25)
Net realized gain	—		—	—	—		(4.80)

Total dividends and distributions	—		(0.23)	(0.19)	(0.24)		(5.05)

Net asset value, end of period	$24.25		$22.92	$22.67	$21.00		$29.83

Total Investment Return:[4]
Based on net asset value	5.80%	[5]	2.11%	8.88%	26.77%	[5]	8.12%

Ratios to Average Net Assets:
Total expenses	0.83%	[6]	0.81%	0.82%	0.87%	[6]	0.76%

Total expenses after fees waived	0.82%	[6]	0.81%	0.82%	0.87%	[6]	0.76%

Net investment income	1.43%	[6]	1.05%	0.93%	1.10%	[6]	0.68%

Supplemental Data:
Net assets, end of period (000)	$199,800		$145,432	$80,779	$25,806		$—	[2]

Portfolio turnover	58%		101%	151%	165%		72%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Core V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on January 27, 2009.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.500%
$250 million — $300 million	0.450%
$300 million — $400 million	0.425%
Greater than $400 million	0.400%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

For the six months ended June 30, 2012, the Fund reimbursed the Manager $1,677 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $141,756 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $261,755,128 and $223,624,047, respectively.

4.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date as follows:

Expires December 31,
2016	$1,040,635
2017	57,229,547

Total	$58,270,182

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$377,765,468

Gross unrealized appreciation	$39,317,974
Gross unrealized depreciation	(14,993,773)

Net unrealized appreciation	$24,324,201

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2012, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	33,402	$824,770	72,908	$1,674,772
Shares issued in reinvestment of dividends and distributions	—	—	99,822	2,314,382
Shares redeemed	(610,039)	(15,059,487)	(1,286,987)	(30,607,733)

Net decrease	(576,637)	$(14,234,717)	(1,114,257)	$(26,618,579)

Class II Shares
Shares sold	36,783	$902,191	213,247	$5,263,522
Shares issued in reinvestment of dividends and distributions	—	—	1,889	43,949
Shares redeemed	(42,630)	(1,062,009)	(383,855)	(9,006,699)

Net decrease	(5,847)	$(159,818)	(168,719)	$(3,699,228)

Class III Shares
Shares sold	2,018,985	$49,948,745	3,069,618	$72,062,131
Shares issued in reinvestment of dividends and distributions	—	—	61,448	1,418,872
Shares redeemed	(124,645)	(3,093,258)	(349,786)	(8,631,978)

Net increase	1,894,340	$46,855,487	2,781,280	$64,849,025

Total net increase	1,311,856	$32,460,952	1,498,304	$34,531,218

8.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 20, 2012 to shareholders of record on July 18, 2012:

Class I	$0.011302
Class II	$0.011302
Class III	$0.011302

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Large Cap Growth V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

—

Positive performance in the energy, materials and consumer discretionary sectors offset negative results in information technology (“IT”) and telecommunication services (telecom). Within energy, the Fund was underweight in equipment & services names given the lack of asset value support and fragility of underlying commodity prices. This positioning was beneficial as companies in the industry substantially underperformed during the six months. Favorable selection in the oil, gas & consumable fuels industry aided performance as well. Stock selection proved advantageous in materials, where chemicals and metals & mining were standouts. Within chemicals, the Fund was overweight in a key fertilizer holding whose profit margins (and its share price) soared thanks to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. Select commodity chemical producers also benefited from lower natural gas prices. At the same time, the Fund lacked exposure to metals & mining names, which underperformed during the risk-averse phase later in the six-month period. In consumer discretionary, stock selection aided relative results. Strength was especially notable among travel-related holdings, which outperformed on earnings results that handily beat very low expectations, as well as very strong forward hotel bookings in the United States and abroad (including Europe). Additional contributors in the sector included an underexposure to textiles, apparel & luxury goods, favorable selection in the leisure equipment & products industry and an overweight exposure to media names.

—

Conversely, allocation decisions and stock selection in the IT sector detracted from performance. In particular, the Fund was underweight in select mega-cap benchmark names that performed well during the period, while it was biased toward commodity-exposed hardware securities that lagged on weakness in enterprise and PC demand. Within telecom, stock selection was the primary detractor. This related to the Fund’s preference for wireless holdings, which underperformed over the period on continued competitive pressures (primarily centered in the prepaid space).

Describe recent portfolio activity.

—

During the six-month period, Fund management significantly increased exposure to the industrials sector, and also added to financials. This activity was funded by substantially lowering the Fund’s weighting in health care, and also trimming consumer discretionary.

Describe portfolio positioning at period end.

—

As of period end, Fund management is implementing a barbell approach in the portfolio that balances exposure to faster-growing, cyclical companies that are best positioned for a recovery with more defensive holdings that are expected to provide steady performance irrespective of the market environment. The Fund’s largest sector overweight relative to the Russell 1000® Growth Index was consumer discretionary, followed by energy and health care. Consumer staples and IT were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes have good prospects for earnings growth.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with greater-than-average growth orientation.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns [5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	10.92%	1.90%	(0.05)%	4.85%
Class III Shares[4]	10.77	1.68	(0.29)	4.60	[6]
Russell 1000® Growth Index	10.08	5.76	2.87	6.03

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Fund Information as of June 30, 2012

Sector Allocations	Percent of Long-Term Investments
Information Technology	30%
Consumer Discretionary	20
Health Care	13
Industrials	13
Consumer Staples	10
Energy	5
Financials	3
Materials	3
Telecommunication Services	2
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expenses Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,109.20	$4.14	$1,000.00	$1,020.92	$3.97	0.79%
Class III	$1,000.00	$1,107.70	$5.45	$1,000.00	$1,019.67	$5.22	1.04%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 5.3%
The Boeing Co.	25,700	$1,909,510
Lockheed Martin Corp.	17,000	1,480,360
Textron, Inc.	46,200	1,148,994
United Technologies Corp.	13,800	1,042,314

		5,581,178
Airlines — 1.1%
Delta Air Lines, Inc. (a)	104,200	1,140,990
Automobiles — 0.6%
Ford Motor Co.	63,600	609,924
Beverages — 1.2%
The Coca-Cola Co.	15,800	1,235,402
Biotechnology — 1.0%
Myriad Genetics, Inc. (a)	44,100	1,048,257
Chemicals — 2.3%
CF Industries Holdings, Inc.	5,700	1,104,318
PPG Industries, Inc.	12,300	1,305,276

		2,409,594
Commercial Banks — 1.3%
Wells Fargo & Co.	40,000	1,337,600
Computers & Peripherals — 9.7%
Apple, Inc. (a)	12,700	7,416,800
Dell, Inc. (a)	102,100	1,278,292
QLogic Corp. (a)	47,200	646,168
Western Digital Corp. (a)	26,700	813,816

		10,155,076
Construction & Engineering — 2.0%
Chicago Bridge & Iron Co. NV	26,700	1,013,532
Fluor Corp.	22,600	1,115,084

		2,128,616
Consumer Finance — 1.1%
Discover Financial Services	33,900	1,172,262
Diversified Consumer Services — 2.2%
Apollo Group, Inc., Class A (a)	36,900	1,335,411
H&R Block, Inc.	9,200	147,016
ITT Educational Services, Inc. (a)(b)	13,001	789,811

		2,272,238
Diversified Financial Services — 0.9%
The NASDAQ OMX Group, Inc.	43,100	977,077
Diversified Telecommunication Services — 1.6%
Verizon Communications, Inc.	36,900	1,639,836
Electronic Equipment, Instruments & Components — 0.9%
Jabil Circuit, Inc.	48,200	979,906
Food & Staples Retailing — 3.7%
The Kroger Co.	56,400	1,307,916
Wal-Mart Stores, Inc.	36,900	2,572,668

		3,880,584
Food Products — 1.0%
ConAgra Foods, Inc.	41,800	1,083,874
Health Care Providers & Services — 6.2%
Aetna, Inc.	20,500	794,785
AmerisourceBergen Corp.	32,800	1,290,680
Cardinal Health, Inc.	27,700	1,163,400
HCA Holdings, Inc.	19,500	593,385

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
McKesson Corp.	16,400	$1,537,500
UnitedHealth Group, Inc.	20,100	1,175,850

		6,555,600
Independent Power Producers & Energy Traders — 0.7%
NRG Energy, Inc. (a)	42,100	730,856
Industrial Conglomerates — 0.5%
3M Co.	5,995	537,152
Internet & Catalog Retail — 1.1%
Expedia, Inc.	23,600	1,134,452
Internet Software & Services — 3.8%
Google, Inc., Class A (a)	6,875	3,987,981
IT Services — 8.6%
Accenture Plc, Class A	28,700	1,724,583
Alliance Data Systems Corp. (a)	9,200	1,242,000
International Business Machines Corp.	24,600	4,811,268
The Western Union Co.	75,900	1,278,156

		9,056,007
Leisure Equipment & Products — 0.9%
Polaris Industries, Inc.	13,300	950,684
Machinery — 3.6%
Cummins, Inc.	13,300	1,288,903
Ingersoll-Rand Plc	31,800	1,341,324
Parker Hannifin Corp.	14,400	1,107,072

		3,737,299
Media — 8.3%
CBS Corp., Class B	26,700	875,226
DIRECTV, Class A (a)	35,900	1,752,638
DISH Network Corp., Class A	38,000	1,084,900
The Interpublic Group of Cos., Inc.	106,200	1,152,270
John Wiley & Sons, Inc., Class A	21,400	1,048,386
The McGraw-Hill Cos., Inc.	27,700	1,246,500
Time Warner Cable, Inc.	19,500	1,600,950

		8,760,870
Multiline Retail — 3.1%
Dollar Tree, Inc. (a)	20,500	1,102,900
Macy’s, Inc.	29,800	1,023,630
Nordstrom, Inc.	23,600	1,172,684

		3,299,214
Oil, Gas & Consumable Fuels — 5.2%
Apache Corp.	14,400	1,265,616
Chevron Corp.	13,300	1,403,150
Denbury Resources, Inc. (a)	75,900	1,146,849
Exxon Mobil Corp.	12,600	1,078,182
Marathon Oil Corp.	22,600	577,882

		5,471,679
Paper & Forest Products — 0.9%
International Paper Co.	33,900	980,049
Personal Products — 1.0%
Herbalife Ltd.	22,600	1,092,258
Pharmaceuticals — 5.7%
Abbott Laboratories	40,000	2,578,800
Bristol-Myers Squibb Co.	28,900	1,038,955
Eli Lilly & Co.	31,800	1,364,538
Warner Chilcott Plc, Class A (a)	54,400	974,848

		5,957,141

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc. (a)	11,384	$65,230
Software — 5.6%
Microsoft Corp.	152,200	4,655,798
Symantec Corp. (a)	83,100	1,214,091

		5,869,889
Specialty Retail — 3.4%
Advance Auto Parts, Inc.	16,400	1,118,808
Limited Brands, Inc.	26,700	1,135,551
PetSmart, Inc.	18,500	1,261,330

		3,515,689
Tobacco — 3.1%
Philip Morris International, Inc.	36,900	3,219,894
Total Long-Term Investments (Cost — $91,516,939) — 97.7%		102,574,358

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	1,935,670	1,935,670

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (c)(d)(e)	$847	847,000
Total Short-Term Securities (Cost — $2,782,670) — 2.6%		2,782,670
Total Investments (Cost — $94,299,609) — 100.3%		105,357,028
Liabilities in Excess of Other Assets — (0.3)%		(307,392)

Net Assets — 100.0%		$105,049,636

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	$1,935,670	1,935,670	$63
BlackRock Liquidity Series LLC, Money Market Series	$858,926	$(11,926)	$847,000	$65,222
(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$102,574,358	—	—	$102,574,358
Short-Term Securities	1,935,670	$847,000	—	2,782,670

Total	$104,510,028	$847,000	—	$105,357,028

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value in the amount of $847,000 would be categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $850,500)( cost—$91,516,939)	$102,574,358
Investments at value—affiliated (cost—$2,782,670)	2,782,670
Investments sold receivable	5,420,485
Dividends receivable	53,933
Securities lending income receivable—affiliated	17,427
Capital shares sold receivable	13,293
Prepaid expenses	1,453

Total assets	110,863,619

Liabilities:
Collateral on securities loaned at value	847,000
Investments purchased payable	4,740,211
Investment advisory fees payable	112,841
Capital shares redeemed payable	84,659
Distribution fees payable	2,029
Other affiliates payable	500
Other accrued expenses payable	26,743

Total liabilities	5,813,983

Net Assets	$105,049,636

Net Assets Consist of:
Paid-in capital	$88,728,659
Undistributed net investment income	500,637
Accumulated net realized gain	4,762,921
Net unrealized appreciation/depreciation	11,057,419

Net Assets	$105,049,636

Net Asset Value:
Class I—Based on net assets of $94,629,330 and 7,759,851 shares outstanding, 100 million shares authorized, $0.10 par value	$12.19

Class III—Based on net assets of $10,420,306 and 858,352 shares outstanding, 100 million shares authorized, $0.10 par value	$12.14

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$867,088
Foreign taxes withheld	(1,322)
Dividends—affiliated	63
Securities lending—affiliated	65,222

Total income	931,051

Expenses:
Investment advisory	346,945
Distribution—Class III	12,619
Transfer agent—Class I	34,077
Transfer agent—Class III	2,912
Professional	17,389
Accounting services	12,788
Officer and Directors	8,892
Printing	8,367
Custodian	5,722
Miscellaneous	9,593

Total expenses	459,304
Less fees waived by advisor	(71)
Less transfer agent fees reimbursed—Class I	(21,683)
Less transfer agent fees reimbursed—Class III	(1,551)

Total expenses after fees waived and reimbursed	435,999

Net investment income	495,052

Realized and Unrealized Gain:
Net realized gain from investments	5,738,830
Net change in unrealized appreciation/depreciation on investments	4,591,344

Total realized and unrealized gain	10,330,174

Net Increase in Net Assets Resulting from Operations	$10,825,226

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$495,052	$865,592
Net realized gain	5,738,830	20,586,264
Net change in unrealized appreciation/depreciation	4,591,344	(18,375,774)

Net increase in net assets resulting from operations	10,825,226	3,076,082

Dividends and Distribution to Shareholders From:
Net investment income:
Class I	—	(822,232)
Class III	—	(59,176)
Net realized gain:
Class I	—	(213,071)
Class III	—	(20,460)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(1,114,939)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(4,995,498)	(12,058,108)

Net Assets:
Total increase (decrease) in net assets	5,829,728	(10,096,965)
Beginning of period	99,219,908	109,316,873

End of period	$105,049,636	$99,219,908

Undistributed net investment income	$500,637	$5,585

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$10.99		$10.84	$9.45	$7.49	$12.71	$11.76

Net investment income[1]	0.06		0.09	0.07	0.05	0.05	0.03
Net realized and unrealized gain (loss)	1.14		0.19	1.38	1.96	(5.22)	0.96

Net increase (decrease) from investment operations	1.20		0.28	1.45	2.01	(5.17)	0.99

Dividends and distributions from:
Net investment income	—		(0.10)	(0.06)	(0.05)	(0.05)	(0.04)
Net realized gain	—		(0.03)	—	—	—	—

Total dividends and distributions	—		(0.13)	(0.06)	(0.05)	(0.05)	(0.04)

Net asset value, end of period	$12.19		$10.99	$10.84	$9.45	$7.49	$12.71

Total Investment Return:[2]
Based on net asset value	10.92%	[3]	2.55%	15.38%	26.81%	(40.70)%	8.39%

Ratios to Average Net Assets:
Total expenses	0.84%	[4]	0.78%	0.75%	0.77%	0.79%	0.76%

Total expenses after fees waived	0.79%	[4]	0.78%	0.75%	0.77%	0.79%	0.76%

Net investment income	0.95%	[4]	0.81%	0.67%	0.63%	0.45%	0.28%

Supplemental Data:
Net assets, end of period (000)	$94,629		$90,543	$103,607	$159,615	$111,216	$208,573

Portfolio turnover	57%		106%	171%	167%	139%	86%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$10.96		$10.81	$9.43	$7.47	$12.68	$11.74

Net investment income[1]	0.04		0.07	0.05	0.03	0.02	(0.00)	[2]
Net realized and unrealized gain (loss)	1.14		0.19	1.37	1.96	(5.21)	0.95

Net increase (decrease) from investment operations	1.18		0.26	1.42	1.99	(5.19)	0.95

Dividends and distributions from:
Net investment income	—		(0.08)	(0.04)	(0.03)	(0.02)	(0.01)
Net realized gain	—		(0.03)	—	—	—	—

Total dividends and distributions	—		(0.11)	(0.04)	(0.03)	(0.02)	(0.01)

Net asset value, end of period	$12.14		$10.96	$10.81	$9.43	$7.47	$12.68

Total Investment Return:[3]
Based on net asset value	10.77%	[4]	2.33%	15.10%	26.63%	(40.89)%	8.07%

Ratios to Average Net Assets:
Total expenses	1.07%	[5]	1.03%	1.00%	1.02%	1.04%	1.01%

Total expenses after fees waived	1.04%	[5]	1.03%	1.00%	1.02%	1.04%	1.01%

Net investment income (loss)	0.71%	[5]	0.65%	0.48%	0.39%	0.23%	(0.01)%

Supplemental Data:
Net assets, end of period (000)	$10,420		$8,677	$5,709	$3,438	$2,707	$3,597

Portfolio turnover	57%		106%	171%	167%	139%	86%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Growth V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.65%
$1 billion — $3 billion	0.61%
$3 billion — $5 billion	0.59%
$5 billion — $10 billion	0.57%
Greater than $10 billion	0.55%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $513 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with

BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $35,119 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $60,293,104 and $67,232,222, respectively.

4.    Income Tax Information:

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$94,853,619

Gross unrealized appreciation	$14,067,652
Gross unrealized depreciation	(3,564,243)

Net unrealized appreciation	$10,503,409

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2012, the Fund invested a significant portion of its assets in securities in the information technology and consumer discretionary sectors. Changes in economic conditions affecting the information technology and consumer discretionary sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	177,474	$2,147,593	654,033	$7,370,239
Shares issued in reinvestment of dividends and distributions	—	—	93,778	1,035,303
Shares redeemed	(653,416)	(7,949,535)	(2,067,555)	(23,568,686)

Net decrease	(475,942)	$(5,801,942)	(1,319,744)	$(15,163,144)

Class III Shares
Shares sold	212,084	$2,574,530	571,569	$6,574,459
Shares issued in reinvestment of dividends and distributions	—	—	7,232	79,636
Shares redeemed	(145,574)	(1,768,086)	(315,067)	(3,549,059)

Net increase	66,510	$806,444	263,734	$3,105,036

Total net decrease	(409,432)	$(4,995,498)	(1,056,010)	$(12,058,108)

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

8.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 20, 2012 to shareholders of record on July 18, 2012:

Class I	$0.000650
Class III	$0.000650

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Large Cap Value V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund generated positive results, but underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

—

Negative performance in financials overshadowed positive results in materials and consumer discretionary. Stock selection was the key detractor in financials, with a broad underweight in the sector also hindering returns. In general, the ongoing European sovereign debt crisis, coupled with a still-evolving regulatory paradigm, created numerous concerns for Fund management, so the team remained largely on the sidelines. This positioning was a detriment, particularly during the first half of the reporting period, when riskier assets like financials outperformed amid improved economic data and investor confidence. Underperformance was most notable among diversified financial services, commercial banks and capital markets names. The insurance industry was an additional source of weakness in the sector. The Fund was overexposed to select life insurers that struggled amid the sharp declines in interest rates and emerging underwriting quality concerns.

—

Conversely, stock selection proved advantageous in the materials sector, where the chemicals industry was a standout. The Fund was overweight in a key fertilizer holding whose profit margins (and its share price) soared thanks to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. In consumer discretionary, an overweight position aided results. Strength was especially notable among the Fund’s travel-related holdings, which performed well on earnings results that handily beat very low expectations, as well as very strong forward hotel bookings in the United States and abroad (including Europe). Favorable stock selection in the multiline retail industry helped as well.

Describe recent portfolio activity.

—	During the six-month period, Fund management significantly increased exposure to financials and energy. This activity was funded by lowering the Fund’s weightings in consumer staples and health care.

Describe portfolio positioning at period-end.

—

As of period end, Fund management is implementing a barbell approach in the portfolio that balances exposure to faster-growing, cyclical companies that are best positioned for a recovery with more defensive holdings that are expected to provide steady performance irrespective of the market environment. The Fund’s largest sector overweights relative to the Russell 1000® Value Index were in health care, information technology and consumer discretionary. Utilities, financials and consumer staples were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities of large cap companies that Fund management believes are undervalued.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns [5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	4.69%	(4.84)%	(4.74)%	4.83%
Class II Shares[4]	4.58	(5.05)	(4.87)	4.71	[6]
Class III Shares[4]	4.52	(5.19)	(5.07)[6]	4.52	[6]
Russell 1000® Value Index	8.68	3.01	(2.19)	5.28

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Fund Information as of June 30, 2012

Sector Allocations	Percent of Long-Term Investments
Financials	23%
Health Care	17
Energy	14
Consumer Discretionary	11
Industrials	11
Information Technology	11
Consumer Staples	4
Telecommunication Services	3
Utilities	3
Materials	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,046.90	$4.33	$1,000.00	$1,020.62	$4.27	0.85%
Class II	$1,000.00	$1,045.80	$5.19	$1,000.00	$1,019.79	$5.12	1.02%
Class III	$1,000.00	$1,045.20	$5.80	$1,000.00	$1,019.19	$5.72	1.14%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.8%
General Dynamics Corp.	20,300	$1,338,988
L-3 Communications Holdings, Inc.	16,700	1,235,967
Lockheed Martin Corp.	12,700	1,105,916
Northrop Grumman Corp.	20,500	1,307,695

		4,988,566
Auto Components — 1.3%
Autoliv, Inc.	6,800	371,688
TRW Automotive Holdings Corp. (a)	27,500	1,010,900

		1,382,588
Beverages — 0.9%
Constellation Brands, Inc., Class A (a)	32,300	874,038
Capital Markets — 1.6%
The Goldman Sachs Group, Inc.	17,700	1,696,722
Chemicals — 1.1%
CF Industries Holdings, Inc.	6,000	1,162,440
Commercial Banks — 1.4%
Regions Financial Corp.	179,200	1,209,600
Wells Fargo & Co.	7,800	260,832

		1,470,432
Communications Equipment — 1.2%
Cisco Systems, Inc.	73,400	1,260,278
Computers & Peripherals — 4.8%
Dell, Inc. (a)	86,100	1,077,972
Diebold, Inc.	21,500	793,565
Hewlett-Packard Co.	73,400	1,476,074
Lexmark International, Inc., Class A	30,164	801,759
Western Digital Corp. (a)	27,900	850,392

		4,999,762
Construction & Engineering — 0.5%
Chicago Bridge & Iron Co. NV	14,700	558,012
Consumer Finance — 1.3%
Discover Financial Services	40,200	1,390,116
Diversified Consumer Services — 0.2%
Service Corp. International	17,700	218,949
Diversified Financial Services — 6.1%
Citigroup, Inc.	81,200	2,225,692
JPMorgan Chase & Co.	88,800	3,172,824
The NASDAQ OMX Group, Inc.	42,200	956,674

		6,355,190
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	32,300	1,151,818
Verizon Communications, Inc.	56,800	2,524,192

		3,676,010
Electronic Equipment, Instruments & Components — 0.5%
Vishay Intertechnology, Inc. (a)	54,900	517,707
Energy Equipment & Services — 1.1%
Nabors Industries Ltd. (a)	79,400	1,143,360
Food & Staples Retailing — 2.1%
The Kroger Co.	46,900	1,087,611
Safeway, Inc.	58,800	1,067,220

		2,154,831
Food Products — 0.6%
Smithfield Foods, Inc. (a)	28,400	614,292

Common Stocks	Shares	Value

Health Care Equipment & Supplies — 1.2%
Zimmer Holdings, Inc.	19,600	$1,261,456
Health Care Providers & Services — 5.7%
Aetna, Inc.	29,000	1,124,330
Cardinal Health, Inc.	19,534	820,428
Humana, Inc.	14,200	1,099,648
McKesson Corp.	9,000	843,750
UnitedHealth Group, Inc.	34,200	2,000,700

		5,888,856
Hotels, Restaurants & Leisure — 1.2%
Wyndham Worldwide Corp.	22,500	1,186,650
Household Products — 0.5%
The Procter & Gamble Co.	7,800	477,750
Independent Power Producers & Energy Traders — 2.0%
The AES Corp. (a)	96,000	1,231,680
NRG Energy, Inc. (a)	48,900	848,904

		2,080,584
Industrial Conglomerates — 2.7%
3M Co.	3,216	288,154
General Electric Co.	56,800	1,183,712
Tyco International Ltd.	25,500	1,347,675

		2,819,541
Insurance — 11.7%
Allied World Assurance Co. Holdings AG	3,000	238,410
The Allstate Corp.	37,200	1,305,348
American Financial Group, Inc.	26,500	1,039,595
American National Insurance Co.	2,000	142,540
Assurant, Inc.	25,500	888,420
Berkshire Hathaway, Inc., Class B (a)	2,000	166,660
The Chubb Corp.	17,700	1,288,914
HCC Insurance Holdings, Inc.	34,200	1,073,880
Lincoln National Corp.	53,900	1,178,793
MetLife, Inc.	46,900	1,446,865
Protective Life Corp.	37,100	1,091,111
RenaissanceRe Holdings Ltd.	12,700	965,327
The Travelers Cos., Inc.	21,500	1,372,560

		12,198,423
Internet & Catalog Retail — 1.0%
Expedia, Inc.	22,500	1,081,575
Internet Software & Services — 1.0%
AOL, Inc. (a)	37,200	1,044,576
IT Services — 0.2%
Total System Services, Inc.	9,700	232,121
Machinery — 3.2%
AGCO Corp. (a)	26,500	1,211,845
Ingersoll-Rand Plc	26,500	1,117,770
Parker Hannifin Corp.	12,700	976,376

		3,305,991
Media — 3.3%
DISH Network Corp., Class A	34,200	976,410
Gannett Co., Inc.	73,100	1,076,763
The Interpublic Group of Cos., Inc.	102,500	1,112,125
The McGraw-Hill Cos., Inc.	5,000	225,000

		3,390,298
Metals & Mining — 1.0%
Alcoa, Inc.	117,600	1,029,000

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multi-Utilities — 1.1%
Ameren Corp.	33,200	$1,113,528
Multiline Retail — 0.9%
Dillard’s, Inc., Class A	14,700	936,096
Office Electronics — 1.2%
Xerox Corp.	157,700	1,241,099
Oil, Gas & Consumable Fuels — 12.8%
Apache Corp.	4,843	425,651
Chevron Corp.	39,200	4,135,600
ConocoPhillips	40,200	2,246,376
Devon Energy Corp.	8,800	510,312
Exxon Mobil Corp.	48,400	4,141,588
Marathon Oil Corp.	12,700	324,739
Marathon Petroleum Corp.	33,200	1,491,344

		13,275,610
Paper & Forest Products — 0.9%
Domtar Corp.	12,700	974,217
Pharmaceuticals — 10.3%
Abbott Laboratories	17,700	1,141,119
Eli Lilly & Co.	36,200	1,553,342
Forest Laboratories, Inc. (a)(b)	34,200	1,196,658
Johnson & Johnson	2,000	135,120
Merck & Co., Inc.	73,400	3,064,450
Pfizer, Inc.	155,800	3,583,400

		10,674,089
Software — 2.0%
CA, Inc.	46,000	1,246,140
Symantec Corp. (a)	54,900	802,089

		2,048,229
Specialty Retail — 3.4%
Best Buy Co., Inc. (b)	53,700	1,125,552
Foot Locker, Inc.	33,200	1,015,256
GameStop Corp., Class A	14,422	264,788
The Gap, Inc.	42,200	1,154,592

		3,560,188
Thrifts & Mortgage Finance — 0.9%
Washington Federal, Inc.	52,900	893,481
Total Long-Term Investments (Cost — $97,332,808) — 101.2%		105,176,651

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	843,166	843,166

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (c)(d)(e)	$973	973,010
Total Short-Term Securities (Cost — $1,816,176) — 1.7%		1,816,176
Total Investments (Cost — $99,148,984) — 102.9%		106,992,827
Liabilities in Excess of Other Assets — (2.9)%		(2,980,594)

Net Assets — 100.0%		$104,012,233

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	$843,166	843,166	$93
BlackRock Liquidity Series, LLC Money Market Series	$4,570,914	$(3,597,904)	$973,010	$12,263

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$105,176,651	—	—	$105,176,651
Short-Term Securities	843,166	$973,010	—	1,816,176
Total	$106,019,817	$973,010	—	$106,992,827

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes. As of June 30, 2012, collateral on securities loaned at value in the amount of $973,010 would be categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $961,813) (cost—$97,332,808)	$105,176,651
Investments at value—affiliated (cost—$1,816,176)	1,816,176
Investments sold receivable	3,922,169
Dividends receivable	114,843
Securities lending income receivable—affiliated	1,336
Prepaid expenses	1,366

Total assets	111,032,541

Liabilities:
Collateral on securities loaned at value	973,010
Investments purchased payable	5,841,094
Capital shares redeemed payable	111,471
Investment advisory fees payable	53,788
Distribution fees payable	958
Other affiliates payable	627
Other accrued expenses payable	39,360

Total liabilities	7,020,308

Net Assets	$104,012,233

Net Assets Consist of:
Paid-in capital	$100,956,220
Undistributed net investment income	766,521
Accumulated net realized loss	(5,554,351)
Net unrealized appreciation/depreciation	7,843,843

Net Assets	$104,012,233

Net Asset Value:
Class I—Based on net assets of $96,737,500 and 9,638,146 shares outstanding, 100 million shares authorized, $0.10 par value	$10.04

Class II—Based on net assets of $6,196,896 and 617,362 shares outstanding, 100 million shares authorized, $0.10 par value	$10.04

Class III—Based on net assets of $1,077,837 and 108,296 shares outstanding, 100 million shares authorized, $0.10 par value	$9.95

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$1,127,066
Foreign taxes withheld	(56)
Securities lending—affiliated	12,263
Dividends—affiliated	93

Total income	1,139,366

Expenses:
Investment advisory	402,497
Transfer agent—Class I	37,160
Transfer agent—Class II	971
Transfer agent—Class III	320
Professional	16,598
Accounting services	13,630
Officer and Directors	9,490
Printing	8,099
Custodian	7,124
Distribution—Class II	4,548
Distribution—Class III	1,296
Miscellaneous	8,051

Total expenses	509,784
Less fees waived by advisor	(8,335)
Less transfer agent fees reimbursed—Class I	(36,137)
Less transfer agent fees reimbursed—Class II	(315)
Less transfer agent fees reimbursed—Class III	(106)

Total expenses after fees waived and reimbursed	464,891

Net investment income	674,475

Realized and Unrealized Gain (Loss):
Net realized gain from investments	5,664,383
Net change in unrealized appreciation/depreciation on investments	(1,397,665)

Total realized and unrealized gain	4,266,718

Net Increase in Net Assets Resulting from Operations	$4,941,193

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$674,475	$1,292,062
Net realized gain	5,664,383	7,544,914
Net change in unrealized appreciation/depreciation	(1,397,665)	(9,063,854)

Net increase (decrease) in net assets resulting from operations	4,941,193	(226,878)

Dividends to Shareholders From:
Net investment income:
Class I	—	(1,427,939)
Class II	—	(36,497)
Class III	—	(11,071)

Decrease in net assets resulting from dividends to shareholders	—	(1,475,507)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(3,228,226)	(19,934,290)

Net Assets:
Total increase (decrease) in net assets	1,712,967	(21,636,675)
Beginning of period	102,299,266	123,935,941

End of period	$104,012,233	$102,299,266

Undistributed net investment income	$766,521	$92,046

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$9.59		$9.80	$9.13	$8.11	$13.32	$14.98

Net investment income[1]	0.06		0.12	0.10	0.13	0.13	0.15
Net realized and unrealized gain (loss)	0.39		(0.19)	0.68	1.03	(5.09)	0.75

Net increase (decrease) from investment operations	0.45		(0.07)	0.78	1.16	(4.96)	0.90

Dividends and distributions from:
Net investment income	—		(0.14)	(0.11)	(0.14)	(0.09)	(0.16)
Net realized gain	—		—	—	—	(0.16)	(2.40)

Total dividends and distributions	—		(0.14)	(0.11)	(0.14)	(0.25)	(2.56)

Net asset value, end of period	$10.04		$9.59	$9.80	$9.13	$8.11	$13.32

Total Investment Return:[2]
Based on net asset value	4.69%	[3]	(0.76)%	8.61%	14.33%	(37.26)%	5.88%

Ratios to Average Net Assets:
Total expenses	0.94%	[4]	0.88%	0.86%	0.89%	0.91%	0.86%

Total expenses after fees waived	0.85%	[4]	0.88%	0.86%	0.89%	0.91%	0.86%

Net investment income	1.27%	[4]	1.13%	1.08%	1.66%	1.17%	0.93%

Supplemental Data:
Net assets, end of period (000)	$96,738		$98,462	$121,090	$137,262	$149,944	$203,634

Portfolio turnover	68%		117%	161%	143%	117%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights (continued)

	Class II
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$9.60		$9.81	$9.14	$8.12	$13.34	$14.98

Net investment income[1]	0.06		0.11	0.09	0.12	0.11	0.17
Net realized and unrealized gain (loss)	0.38		(0.19)	0.68	1.03	(5.10)	0.71

Net increase (decrease) from investment operations	0.44		(0.08)	0.77	1.15	(4.99)	0.88

Dividends and distributions from:
Net investment income	—		(0.13)	(0.10)	(0.13)	(0.07)	(0.12)
Net realized gain	—		—	—	—	(0.16)	(2.40)

Total dividends and distributions	—		(0.13)	(0.10)	(0.13)	(0.23)	(2.52)

Net asset value, end of period	$10.04		$9.60	$9.81	$9.14	$8.12	$13.34

Total Investment Return:[2]
Based on net asset value	4.58%	[3]	(0.89)%	8.47%	14.19%	(37.38)%	5.70%

Ratios to Average Net Assets:
Total expenses	1.05%	[4]	1.03%	1.01%	1.05%	1.06%	0.99%

Total expenses after fees waived	1.02%	[4]	1.03%	1.00%	1.05%	1.06%	0.99%

Net investment income	1.13%	[4]	0.99%	0.96%	1.40%	0.98%	0.88%

Supplemental Data:
Net assets, end of period (000)	$6,197		$2,909	$2,239	$1,899	$494	$3

Portfolio turnover	68%		117%	161%	143%	117%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,		Period January 27, 2009[1] to December 31, 2009		Year Ended December 31, 2007[2]
			2011	2010
Per Share Operating Performance:
Net asset value, beginning of period	$9.52		$9.74	$9.07	$7.63		$14.97

Net investment income[3]	0.05		0.10	0.08	0.08		0.11
Net realized and unrealized gain (loss)	0.38		(0.20)	0.69	1.50		0.76

Net increase (decrease) from investment operations	0.43		(0.10)	0.77	1.58		0.87

Dividends and distributions from:
Net investment income	—		(0.12)	(0.10)	(0.14)		(0.12)
Net realized gain	—		—	—	—		(2.40)

Total dividends and distributions	—		(0.12)	(0.10)	(0.14)		(2.52)

Net asset value, end of period	$9.95		$9.52	$9.74	$9.07		$13.32

Total Investment Return:[4]
Based on net asset value	4.52%	[5]	(1.09)%	8.46%	20.67%	[5]	5.69%

Ratios to Average Net Assets:
Total expenses	1.18%	[6]	1.13%	1.10%	1.15%	[6]	1.06%

Total expenses after fees waived	1.14%	[6]	1.13%	1.10%	1.15%	[6]	1.06%

Net investment income	0.99%	[6]	0.93%	0.85%	0.99%	[6]	0.73%

Supplemental Data:
Net assets, end of period (000)	$1,078		$928	$607	$212		$—	[2]

Portfolio turnover	68%		117%	161%	143%		75%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland organization. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on January 27, 2009.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.75%
$1 billion — $3 billion	0.71%
$3 billion — $5 billion	0.68%
$5 billion — $10 billion	0.65%
Greater than $10 billion	0.64%

Effective June 1, 2012, the Manager has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the

Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $581 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $6,609 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $73,139,675 and $74,626,135, respectively.

4.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$8,351,169

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$100,906,644

Gross unrealized appreciation	$9,293,342
Gross unrealized depreciation	(3,207,159)

Net unrealized appreciation	$6,086,183

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2012, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	166,143	$1,627,166	437,717	$4,347,274
Shares issued to shareholders in reinvestment of dividends	—	—	145,749	1,427,939
Shares redeemed	(796,530)	(8,100,834)	(2,666,920)	(26,777,480)

Net decrease	(630,387)	$(6,473,668)	(2,083,454)	$(21,002,267)

Class II Shares
Shares sold	402,766	$4,014,097	184,474	$1,756,600
Shares issued to shareholders in reinvestment of dividends	—	—	3,729	36,497
Shares redeemed	(88,485)	(880,953)	(113,297)	(1,086,185)

Net increase	314,281	$3,133,144	74,906	$706,912

Class III Shares
Shares sold	15,776	$162,817	42,888	$435,538
Shares issued to shareholders in reinvestment of dividends	—	—	1,136	11,071
Shares redeemed	(4,977)	(50,519)	(8,826)	(85,544)

Net increase	10,799	$112,298	35,198	$361,065

Total net decrease	(305,307)	$(3,228,226)	(1,973,350)	$(19,934,290)

8.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 20, 2012 to shareholders of record on July 18, 2012:

Class I	$0.008965
Class II	$0.008965
Class III	$0.008965

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Money Market V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Money Market Overview for the Six-Month Period Ended June 30, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month reporting period ended June 30, 2012. During the period, the FOMC reaffirmed its intention to keep short-term interest rates low through 2014. Long-term interest rates also remained low with the help of the FOMC’s stimulus program known as “Operation Twist.” The program, which was first instituted in September 2011 and originally set to expire at the end of June 2012, entailed the selling of $400 billion of short-term US Treasury securities while simultaneously purchasing an equal amount of longer-dated Treasury bonds in order to extend the average duration of the US Treasury security portfolio. In June, the FOMC announced the extension of the program through the end of 2012 with plans to swap maturities on an additional $267 billion of Treasury securities by the end of the year. In the weeks leading up to the FOMC’s June policy meeting, many investors speculated that an extension of Operation Twist might be accompanied by an outright purchase of agency mortgage-backed securities (“MBS”), which would effectively expand the US Federal Reserve’s balance sheet. This was not the case, however, as the FOMC committed only to reinvesting principal payments from its existing agency MBS holdings for the time being.

As primary market dealers are obligated to participate in the FOMC’s policy programs, Operation Twist has resulted in many dealers being forced to retain short-dated Treasury securities sold by the Federal Reserve on their balance sheets, driving up funding costs for these positions. Dealers have relied upon overnight repurchase agreements (“repos”) in order to finance the Treasury securities, to the benefit of short-term investors who have seen repo rates nearly double this year. It follows that Operation Twist has led to a direct increase in short-term US Treasury yields. Three-month US Treasury bill yields, for instance, averaged 0.073% through the first six months of 2012 after averaging only 0.012% for the prior six months.

On the heels of a successful long-term refinancing operation (“LTRO”) in December, the European Central Bank (“ECB”) offered euro-zone banks a second round of unlimited three-year loans in February. In addition, the ECB recently enhanced the program by relaxing collateral requirements and extending loan terms. The program was met with strong demand and has undoubtedly strengthened liquidity in the bank funding market; however, there is some debate as to whether the program is working as the ECB intended. The central bank sought to increase private sector lending, but European banks have been reluctant to make loans in the fragile economic environment. Instead, the banks have grown their deposits in the ECB’s overnight deposit facility, which in the aggregate reached nearly 800 billion euros during the period.

During the period, Moody’s Investors Services rating agency reviewed seventeen global banks and securities firms with capital markets operations. As the agency provided a host of guidance at the onset of the review in February, financial markets had sufficient time to price in the anticipated downgrades before the review was completed in June and Moody’s announced the results, which were largely in line with expectations.

In the six months ended June 30, 2012, US dollar London Interbank Offered Rates (“LIBOR”) moved lower across the curve. The sharpest drop came in the three-month LIBOR, which fell 12 basis points from the start of the year to 0.461% at the end of June.

In the short-term tax-exempt market, while remaining low overall from a historical perspective, yields rose steadily in the months leading up to the April 15th tax filing deadline, and fell slightly through the month of June due to strong cash inflows resulting from coupon payment reinvestment activity. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand note (“VRDN”) securities (as calculated by Municipal Market Data), opened the year at 0.07%, reached a high of 0.26% on April 18th and fell to 0.18% as of June 30, 2012.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low from a historical perspective, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and also allowed the dealer community to maintain yields on VRDNs that continue to attract buyers from the taxable market.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

As state and local municipalities continue to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Nevertheless, municipalities began their annual issuance of one-year, fixed-rate notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield and diversify beyond bank exposure. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.20% as of June 30, 2012, representing only a nominal premium for the extension risk over VRDNs.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Fund Information as of June 30, 2012

Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Portfolio Composition	Percent of Net Assets
Commercial Paper	37%
Repurchase Agreements	18
US Government Sponsored Agency Obligations	17
US Treasury Obligations	13
Municipal Bonds	10
Certificates of Deposit	4
Corporate Notes	1

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012, and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$1.24	$1,000.00	$1,023.62	$1.26	0.25%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC .	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Wells Fargo Bank NA, 0.17%, 9/17/12	$9,000	$9,000,000
Total Certificates of Deposit — 4.3%		9,000,000

Commercial Paper (a)
Deutsche Bank Financial LLC, 0.35%, 7/30/12	5,000	4,998,590
General Electric Capital Corp.:
0.31%, 8/02/12	5,000	4,998,622
0.25%, 10/15/12	4,000	3,997,056
ING (US) Funding LLC :
0.30%, 8/02/12	7,000	6,998,133
0.38%, 9/10/12	3,000	2,997,722
JPMorgan Chase & Co., 0.17%, 8/01/12	7,000	6,998,975
Matchpoint Master Trust, 0.45%, 8/03/12	4,500	4,498,200
MetLife Short-Term Funding LLC, 0.27%, 8/20/12	5,000	4,998,125
Mont Blanc Capital Corp.:
0.43%, 8/09/12	10,000	9,995,342
0.42%, 9/05/12	500	499,615
Nordea North America, Inc.:
0.22%, 8/02/12	5,000	4,999,022
0.26%, 8/13/12	300	299,909
0.36%, 10/03/12	5,000	4,995,300
Rabobank USA Financial Corp., 0.57%, 9/17/12	5,000	4,993,825
State Street Corp.:
0.21%, 7/02/12	6,000	5,999,965
0.20%, 9/10/12	2,000	1,999,211
Thunder Bay Funding LLC, 0.21%, 9/17/12	3,000	2,998,579
Total Commercial Paper — 36.7%		77,266,191

Corporate Notes
JPMorgan Chase Bank NA, 0.54%, 5/17/13 (b)	2,480	2,480,000
Total Corporate Notes — 1.2%		2,480,000

Municipal Bonds (c)
California HFA, RB, VRDN, Home Mortgage, Series U, AMT, (Fannie Mae LOC, Freddie Mac LOC), 0.17%, 7/06/12	1,900	1,900,000
Maryland Community Development Administration, RB, VRDN, AMT, Residential Housing, Series J, (State Street Bank & Trust Co. SBPA), 0.15%, 7/06/12	3,000	3,000,000

Municipal Bonds (c)	Par (000)	Value

New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A, (JPMorgan Chase Bank LOC), 0.15%, 7/06/12	$2,245	$2,245,000
New York State HFA, RB, VRDN, Series A:
10 Barclay Street, (Fannie Mae LOC), 0.14%, 7/06/12	5,000	5,000,000
Biltmore Tower Housing, AMT (Fannie Mae LOC), 0.17%, 7/06/12	3,000	3,000,000
Victory Housing Series 2001, AMT (Freddie Mac LOC), 0.17%, 7/06/12	5,000	5,000,000
Total Municipal Bonds — 9.6%		20,145,000

US Government Sponsored Agency Obligations
Fannie Mae Discount Notes (a):
0.16%, 8/01/12	3,000	2,999,587
0.11%, 9/10/12	547	546,881
Fannie Mae Variable Rate Notes (b):
0.24%, 7/26/12	2,500	2,499,966
0.27%, 9/17/12	1,000	999,957
0.27%, 12/20/12	1,000	999,904
Federal Home Loan Bank Discount Notes (a):
0.16%, 11/02/12	7,000	6,996,263
0.14%, 11/16/12	5,000	4,997,317
Freddie Mac Variable Rate Notes (b):
0.18%, 11/02/12	3,000	2,999,383
0.32%, 1/24/13	1,500	1,499,657
0.38%, 9/03/13	5,000	4,998,814
0.18%, 9/13/13	6,400	6,395,334
Total US Government Sponsored Agency Obligations — 17.1%		35,933,063

US Treasury Obligations
US Treasury Notes:
0.38%, 8/31/12	5,500	5,502,165
0.38%, 9/30/12	5,300	5,302,906
3.88%, 10/31/12	3,000	3,037,496
3.63%, 12/31/12	3,000	3,051,617
2.88%, 1/31/13	3,500	3,555,037
0.63%, 2/28/13	800	802,292
0.63%, 4/30/13	6,500	6,522,539
Total US Treasury Obligations — 13.2%		27,774,052

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.15%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $7,335,092, collateralized by various US Government Sponsored Agency Obligations, 0.46% - 0.50% due 8/09/13 - 12/05/13, par and fair values of $7,477,000 and $7,481,720, respectively)	7,335	7,335,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax (subject to)
HFA	Housing Finance Agency
LOC	Letter of Credit
RB	Revenue Bonds
SBPA	Standby Bond Purchase Agreements
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value

Goldman Sachs & Co., 0.18%, 7/03/12 (Purchased on 6/26/12 to be repurchased at $20,000,700, collateralized by Fannie Mae, 3.00% – 4.50% due 6/01/32 – 3/01/42, par and fair values of $19,382,934 and $20,600,001, respectively)	$20,000	$20,000,000
Morgan Stanley & Co. Inc., 0.23%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $10,000,192, collateralized by Freddie Mac, 3.50% – 4.00% due 6/01/42, par and fair values of $9,681,881 and $10,300,001, respectively)	10,000	10,000,000
Total Repurchase Agreements — 17.8%		37,335,000
Total Investments (Cost – $209,933,306*) — 99.9%		209,933,306
Other Assets Less Liabilities — 0.1%		264,061

Net Assets — 100.0%		$210,197,367

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$209,933,306	—	$209,933,306

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, a bank overdraft of $303 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$172,598,306)	$172,598,306
Repurchase agreements at value—unaffiliated (cost—$37,335,000)	37,335,000
Capital shares sold receivable	355,546
Interest receivable	148,862
Prepaid expenses	2,394

Total assets	210,440,108

Liabilities:
Bank overdraft	303
Capital shares redeemed payable	157,245
Investment advisory fees payable	43,800
Other affiliates payable	1,119
Other accrued expenses payable	40,274

Total liabilities	242,741

Net Assets	$210,197,367

Net Assets Consist of:
Paid-in capital	$210,191,083
Accumulated net realized gain	6,284

Net Assets	$210,197,367

Net Asset Value:
Class I—Based on net assets of $210,197,367 and 210,195,014 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Interest	$277,068

Expenses:
Investment advisory	554,634
Accounting services	29,439
Transfer agent	26,410
Professional	18,965
Officer and Directors	10,004
Printing	6,990
Custodian	6,974
Miscellaneous	10,083

Total expenses	663,499
Less fees waived by advisor	(362,456)
Less transfer agent fees reimbursed	(24,016)

Total expenses after fees waived and reimbursed	277,027

Net investment income	41

Realized Gain:
Net realized gain from investments	1,654

Net Increase in Net Assets Resulting from Operations	$1,695

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$41	$83
Net realized gain	1,654	10,857

Net increase in net assets resulting from operations	1,695	10,940

Dividends and Distribution to Shareholders From:
Net investment income	(41)	(83)
Net realized gain	—	(6,309)

Decrease in net assets resulting from dividends and distributions to shareholders	(41)	(6,392)

Capital Share Transactions:
Proceeds from sale of shares	37,517,405	101,504,941
Reinvestment of dividends and distributions	37	6,089
Cost of shares redeemed	(62,848,765)	(102,776,394)

Net decrease in net assets derived from capital share transactions	(25,331,323)	(1,265,364)

Net Assets:
Total decrease in net assets	(25,329,669)	(1,260,816)
Beginning of period	235,527,036	236,787,852

End of period	$210,197,367	$235,527,036

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000		0.0000	0.0000	0.0014	0.0249	0.0476
Net realized and unrealized gain	—		0.0000	—	0.0001	0.0001	0.0002

Net increase from investment operations	0.0000		0.0000	0.0000	0.0015	0.0250	0.0478

Dividends and distributions from:
Net investment income	(0.0000)		(0.0000)	(0.0000)	(0.0014)	(0.0249)	(0.0476)
Net realized gain	—		(0.0000)	—	(0.0001)	—	—

Total dividends and distributions	(0.0000)		(0.0000)	(0.0000)	(0.0015)	(0.0249)	(0.0476)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return:[1]
Total investment return	0.00%	[2]	0.00%	0.00%	0.16%	2.53%	4.86%

Ratios to Average Net Assets:
Total expenses	0.60%	[3]	0.58%	0.58%	0.62%	0.60%	0.58%

Total expenses after fees waived	0.25%	[3]	0.24%	0.30%	0.48%	0.60%	0.58%

Net investment income	0.00%	[3]	0.00%	0.00%	0.15%	2.52%	4.76%

Supplemental Data:
Net assets, end of period (000)	$210,197		$235,527	$236,788	$307,482	$288,032	$307,056

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Money Market V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements:    The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income:     For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.500%
$1 billion — $2 billion	0.450%
$2 billion — $3 billion	0.400%
$3 billion — $4 billion	0.375%
$4 billion — $7 billion	0.350%
$7 billion — $10 billion	0.325%
$10 billion — $15 billion	0.300%
Greater than $15 billion	0.290%

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive a portion of the advisory fees to enable the Fund to maintain a minimum daily net investment income dividend. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $1,194 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses at 0.02% of average daily net assets.

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

4.    Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

5.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock S&P 500 Index V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500® Index.

Portfolio Management Commentary

How did the Fund perform?

—

For the six months ended June 30, 2012, the Fund’s Class I and Class II shares returned 9.27% and 9.25%, respectively, while the benchmark S&P 500® Index returned 9.49%. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

—	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

—

Following a highly volatile 2011, financial markets began the year with relative calm as the debt situation in Europe stabilized and global liquidity conditions returned to normal, due mainly to the European Central Bank’s long-term refinancing operations. US economic indicators were positive, with particularly encouraging reports from the labor market, and the outlook for the global economy brightened. As the investment environment improved and corporate earnings continued to be strong, US equities moved boldly higher through the first two months of 2012.

—

The rally softened in March when the tone of global news flow darkened. Investors reverted to risk averse mode and heightened volatility returned to the markets as Europe’s debt problems boiled over once again. Political instability in Greece caused anxiety about whether the country would continue its membership in the euro zone. In Spain, political leaders faced severe deficit and policymaking issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian sovereign debt rose to levels deemed unsustainable. Stock markets around the world saw increased volatility as investors reacted to news from Europe where leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations.

—

Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Chinese manufacturing and exports suffered due to weakening demand from larger, developed countries as consumers became more cautious in the mire of the financial situation in Europe. Many European countries fell into recession. In the United States, disappointing jobs reports in the second quarter dealt a crushing blow to sentiment for the US economy after the labor market had been a bright spot earlier in the year.

—

The resurgence of concerns about global growth and Europe’s debt problems drove equity prices down through April and May. In June, US stocks began a modest rebound as European leaders ramped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

—

The US economy remained strong relative to other parts of the world and year-to-date, US stocks generally outperformed international equity markets, which experienced higher levels of volatility amid global uncertainty. Telecommunications Services (+16.51%) was the strongest-performing sector in the S&P 500® Index for the period. Financials (+13.72%) staged a rebound from their 2011 lows. Information technology (+13.34%), consumer discretionary (+12.95%) and health care stocks (+10.97%) also performed particularly well. Energy (-2.34%) was the only sector to finish in negative territory as falling natural gas prices hurt returns in that space.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

Describe recent portfolio activity.

—

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

—	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of the S&P 500® Index and in derivative financial instruments linked to the S&P 500® Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	9.27%	5.04%	(0.06)%	5.00%
Class II Shares[4]	9.25	4.94	(0.18)	4.84	[6]
S&P 500® Index	9.49	5.45	0.22	5.33

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Fund Information as of June 30, 2012

Sector Allocations	Percent of Long-Term Investments
Information Technology	20%
Financials	14
Health Care	12
Consumer Staples	11
Consumer Discretionary	11
Energy	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,092.70	$2.13	$1,000.00	$1,022.81	$2.06	0.41%
Class II	$1,000.00	$1,092.50	$2.91	$1,000.00	$1,022.07	$2.82	0.56%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.5%
The Boeing Co.	9,499	$705,776
General Dynamics Corp.	4,582	302,229
Goodrich Corp.	1,613	204,690
Honeywell International, Inc.	9,895	552,537
L-3 Communications Holdings, Inc.	1,197	88,590
Lockheed Martin Corp.	3,371	293,546
Northrop Grumman Corp.	3,210	204,766
Precision Castparts Corp.	1,826	300,359
Raytheon Co.	4,223	238,979
Rockwell Collins, Inc.	1,832	90,409
Textron, Inc.	3,640	90,527
United Technologies Corp.	11,508	869,199

		3,941,607
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	2,033	118,991
Expeditors International of Washington, Inc.	2,680	103,850
FedEx Corp.	3,977	364,333
United Parcel Service, Inc., Class B	12,122	954,729

		1,541,903
Airlines — 0.1%
Southwest Airlines Co.	9,893	91,213
Auto Components — 0.2%
BorgWarner, Inc. (a)	1,474	96,680
The Goodyear Tire & Rubber Co. (a)(b)	3,059	36,127
Johnson Controls, Inc.	8,684	240,633

		373,440
Automobiles — 0.4%
Ford Motor Co.	48,542	465,518
Harley-Davidson, Inc.	2,927	133,852

		599,370
Beverages — 2.8%
Beam, Inc.	1,982	123,855
Brown-Forman Corp., Class B	1,260	122,031
The Coca-Cola Co.	28,548	2,232,168
Coca-Cola Enterprises, Inc.	3,789	106,244
Constellation Brands, Inc., Class A (a)	2,178	58,937
Dr. Pepper Snapple Group, Inc.	2,674	116,987
Molson Coors Brewing Co., Class B	2,002	83,303
Monster Beverage Corp. (a)	1,940	138,128
PepsiCo, Inc.	19,786	1,398,079

		4,379,732
Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc. (a)(b)	2,432	241,498
Amgen, Inc.	9,851	719,517
Biogen Idec, Inc. (a)	3,045	439,637
Celgene Corp. (a)	5,608	359,809
Gilead Sciences, Inc. (a)	9,576	491,057

		2,251,518
Building Products — 0.0%
Masco Corp.	4,451	61,735
Capital Markets — 1.8%
Ameriprise Financial, Inc.	2,814	147,060
The Bank of New York Mellon Corp.	14,991	329,053
BlackRock, Inc. (c)	1,637	277,995
The Charles Schwab Corp.	13,562	175,357
E*Trade Financial Corp. (a)	3,384	27,207
Federated Investors, Inc., Class B	1,108	24,210

Common Stocks	Shares	Value

Capital Markets (concluded)
Franklin Resources, Inc.	1,789	$198,561
The Goldman Sachs Group, Inc.	6,204	594,715
Invesco Ltd.	5,687	128,526
Legg Mason, Inc.	1,633	43,062
Morgan Stanley	19,428	283,455
Northern Trust Corp.	3,010	138,520
State Street Corp.	6,213	277,348
T. Rowe Price Group, Inc.	3,262	205,376

		2,850,445
Chemicals — 2.3%
Air Products & Chemicals, Inc.	2,706	218,455
Airgas, Inc.	866	72,753
CF Industries Holdings, Inc.	816	158,092
The Dow Chemical Co.	15,146	477,099
E.I. du Pont de Nemours & Co.	11,890	601,277
Eastman Chemical Co.	1,766	88,953
Ecolab, Inc.	3,679	252,122
FMC Corp.	1,686	90,167
International Flavors & Fragrances, Inc.	1,052	57,650
Monsanto Co.	6,770	560,420
The Mosaic Co.	3,823	209,347
PPG Industries, Inc.	1,930	204,812
Praxair, Inc.	3,768	409,695
The Sherwin-Williams Co.	1,097	145,188
Sigma-Aldrich Corp.	1,534	113,409

		3,659,439
Commercial Banks — 2.9%
BB&T Corp.	8,816	271,974
Comerica, Inc.	2,533	77,788
Fifth Third Bancorp	11,526	154,448
First Horizon National Corp.	3,131	27,083
Huntington Bancshares, Inc.	10,811	69,190
KeyCorp	12,227	94,637
M&T Bank Corp.	1,611	133,020
The PNC Financial Services Group, Inc. (c)	6,671	407,665
Regions Financial Corp.	17,869	120,616
SunTrust Banks, Inc.	6,786	164,425
U.S. Bancorp	23,992	771,583
Wells Fargo & Co.	67,300	2,250,512
Zions Bancorporation	2,294	44,550

		4,587,491
Commercial Services & Supplies — 0.4%
Avery Dennison Corp.	1,310	35,815
Cintas Corp.	1,445	55,792
Iron Mountain, Inc.	2,233	73,600
Pitney Bowes, Inc.	2,642	39,551
R.R. Donnelley & Sons Co. (b)	2,161	25,435
Republic Services, Inc., Class A	4,070	107,692
Stericycle, Inc. (a)	1,100	100,837
Waste Management, Inc.	5,908	197,327

		636,049
Communications Equipment — 1.8%
Cisco Systems, Inc.	67,797	1,164,075
F5 Networks, Inc. (a)	1,014	100,954
Harris Corp.	1,422	59,511
JDS Uniphase Corp. (a)(b)	3,032	33,352
Juniper Networks, Inc. (a)	6,782	110,614
Motorola Solutions, Inc.	3,737	179,787
QUALCOMM, Inc.	21,711	1,208,868

		2,857,161

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Computers & Peripherals — 5.6%
Apple, Inc. (a)	11,843	$6,916,312
Dell, Inc. (a)	18,832	235,777
EMC Corp. (a)	26,589	681,476
Hewlett-Packard Co.	24,989	502,529
Lexmark International, Inc., Class A	885	23,523
NetApp, Inc. (a)	4,543	144,558
SanDisk Corp. (a)	3,084	112,504
Seagate Technology Plc	4,790	118,457
Western Digital Corp. (a)	2,956	90,099

		8,825,235
Construction & Engineering — 0.2%
Fluor Corp.	2,093	103,269
Jacobs Engineering Group, Inc. (a)	1,651	62,507
Quanta Services, Inc. (a)	2,651	63,809

		229,585
Construction Materials — 0.0%
Vulcan Materials Co.	1,620	64,330
Consumer Finance — 0.9%
American Express Co.	12,683	738,277
Capital One Financial Corp.	7,348	401,642
Discover Financial Services	6,739	233,035
SLM Corp.	6,180	97,088

		1,470,042
Containers & Packaging — 0.1%
Ball Corp.	1,960	80,458
Bemis Co.	1,270	39,802
Owens-Illinois, Inc. (a)	2,168	41,561
Sealed Air Corp.	2,385	36,824

		198,645
Distributors — 0.1%
Genuine Parts Co.	1,988	119,777
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)(b)	1,322	47,843
DeVry, Inc.	788	24,405
H&R Block, Inc.	3,695	59,046

		131,294
Diversified Financial Services — 2.8%
Bank of America Corp.	136,476	1,116,374
Citigroup, Inc.	37,210	1,019,926
CME Group, Inc.	836	224,140
IntercontinentalExchange, Inc. (a)	927	126,053
JPMorgan Chase & Co.	48,266	1,724,544
Leucadia National Corp.	2,597	55,238
Moody’s Corp.	2,483	90,754
The NASDAQ OMX Group, Inc.	1,538	34,866
NYSE Euronext	3,253	83,212

		4,475,107
Diversified Telecommunication Services — 3.0%
AT&T, Inc.	74,260	2,648,111
CenturyLink, Inc.	7,821	308,851
Frontier Communications Corp. (b)	12,978	49,706
Verizon Communications, Inc.	35,981	1,598,996
Windstream Corp.	7,645	73,851

		4,679,515

Common Stocks	Shares	Value

Electric Utilities — 2.1%
American Electric Power Co., Inc.	6,100	$243,390
Duke Energy Corp.	16,890	389,483
Edison International	4,096	189,235
Entergy Corp.	2,207	149,833
Exelon Corp.	10,762	404,867
FirstEnergy Corp.	5,287	260,068
NextEra Energy, Inc.	5,303	364,899
Northeast Utilities, Inc.	3,987	154,736
Pepco Holdings, Inc.	2,981	58,338
Pinnacle West Capital Corp.	1,414	73,160
PPL Corp.	7,285	202,596
Progress Energy, Inc.	3,718	223,712
The Southern Co.	10,957	507,309

		3,221,626
Electrical Equipment — 0.5%
Cooper Industries Plc	2,017	137,519
Emerson Electric Co.	9,286	432,542
Rockwell Automation, Inc.	1,816	119,965
Roper Industries, Inc.	1,258	124,014

		814,040
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	2,064	113,355
Corning, Inc.	19,227	248,605
Flir Systems, Inc.	1,960	38,220
Jabil Circuit, Inc.	2,373	48,243
Molex, Inc.	1,788	42,805
TE Connectivity Ltd.	5,441	173,622

		664,850
Energy Equipment & Services — 1.6%
Baker Hughes, Inc.	5,506	226,297
Cameron International Corp. (a)	3,074	131,290
Diamond Offshore Drilling, Inc.	878	51,916
FMC Technologies, Inc. (a)	3,051	119,691
Halliburton Co.	11,671	331,340
Helmerich & Payne, Inc.	1,377	59,872
Nabors Industries Ltd. (a)	3,617	52,085
National Oilwell Varco, Inc.	5,364	345,656
Noble Corp. (a)	3,188	103,706
Rowan Cos. Plc, Class A (a)	1,606	51,922
Schlumberger Ltd.	16,864	1,094,642

		2,568,417
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	5,500	522,500
CVS Caremark Corp.	16,232	758,521
The Kroger Co.	7,202	167,014
Safeway, Inc.	3,040	55,176
SYSCO Corp.	7,329	218,478
Wal-Mart Stores, Inc.	21,856	1,523,800
Walgreen Co.	10,987	324,996
Whole Foods Market, Inc.	2,076	197,884

		3,768,369
Food Products — 1.7%
Archer-Daniels-Midland Co.	8,264	243,953
Campbell Soup Co.	2,237	74,671
ConAgra Foods, Inc.	5,351	138,751
Dean Foods Co. (a)	2,330	39,680
General Mills, Inc.	8,151	314,139
H.J. Heinz Co.	4,035	219,423

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food Products (concluded)
The Hershey Co.	1,955	$140,819
Hormel Foods Corp.	1,795	54,604
The J.M. Smucker Co.	1,407	106,257
Kellogg Co.	3,083	152,084
Kraft Foods, Inc., Class A	22,488	868,487
McCormick & Co., Inc.	1,641	99,527
Mead Johnson Nutrition Co.	2,567	206,669
Tyson Foods, Inc., Class A	3,726	70,161

		2,729,225
Gas Utilities — 0.1%
AGL Resources, Inc.	1,493	57,854
Oneok, Inc.	2,574	108,906

		166,760
Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	6,975	370,721
Becton Dickinson & Co.	2,568	191,958
Boston Scientific Corp. (a)	18,315	103,846
C.R. Bard, Inc.	1,060	113,886
CareFusion Corp. (a)	2,816	72,315
Covidien Plc	6,112	326,992
Dentsply International, Inc.	1,856	70,175
Edwards Lifesciences Corp. (a)	1,435	148,236
Intuitive Surgical, Inc. (a)	506	280,218
Medtronic, Inc.	13,155	509,493
St. Jude Medical, Inc.	3,944	157,405
Stryker Corp.	4,078	224,698
Varian Medical Systems, Inc. (a)	1,433	87,084
Zimmer Holdings, Inc.	2,203	141,785

		2,798,812
Health Care Providers & Services — 2.0%
Aetna, Inc.	4,400	170,588
AmerisourceBergen Corp.	3,163	124,464
Cardinal Health, Inc.	4,347	182,574
Cigna Corp.	3,658	160,952
Coventry Health Care, Inc.	1,761	55,982
DaVita, Inc. (a)	1,207	118,540
Express Scripts Holding Co. (a)	10,200	569,466
Humana, Inc.	2,033	157,436
Laboratory Corp. of America Holdings (a)(b)	1,227	113,632
McKesson Corp.	2,982	279,563
Patterson Cos., Inc.	1,092	37,641
Quest Diagnostics, Inc.	1,967	117,823
Tenet Healthcare Corp. (a)	4,954	25,959
UnitedHealth Group, Inc.	13,126	767,871
WellPoint, Inc.	4,160	265,366

		3,147,857
Health Care Technology — 0.1%
Cerner Corp. (a)	1,887	155,979
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	5,800	198,766
Chipotle Mexican Grill, Inc. (a)	404	153,500
Darden Restaurants, Inc.	1,615	81,767
International Game Technology	3,805	59,929
Marriott International, Inc., Class A	3,417	133,946
McDonald’s Corp.	12,879	1,140,178
Starbucks Corp.	9,624	513,152
Starwood Hotels & Resorts Worldwide, Inc.	2,513	133,290
Wyndham Worldwide Corp.	1,834	96,725

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure (concluded)
Wynn Resorts Ltd.	1,025	$106,313
Yum! Brands, Inc.	5,806	374,022

		2,991,588
Household Durables — 0.3%
D.R. Horton, Inc.	3,470	63,779
Harman International Industries, Inc.	866	34,294
Leggett & Platt, Inc.	1,753	37,041
Lennar Corp., Class A	2,018	62,376
Newell Rubbermaid, Inc.	3,780	68,569
PulteGroup, Inc. (a)	4,260	45,582
Stanley Black & Decker, Inc.	2,193	141,141
Whirlpool Corp.	961	58,775

		511,557
Household Products — 2.1%
The Clorox Co.	1,654	119,849
Colgate-Palmolive Co.	6,064	631,262
Kimberly-Clark Corp.	4,968	416,169
The Procter & Gamble Co.	34,706	2,125,743

		3,293,023
Independent Power Producers & Energy Traders — 0.1%
The AES Corp. (a)	8,311	106,630
NRG Energy, Inc. (a)	2,819	48,938

		155,568
Industrial Conglomerates — 2.5%
3M Co.	8,782	786,867
General Electric Co.	134,190	2,796,519
Tyco International Ltd.	5,829	308,063

		3,891,449
Insurance — 3.5%
ACE Ltd.	4,304	319,056
Aflac, Inc.	5,958	253,751
The Allstate Corp.	6,260	219,663
American International Group, Inc. (a)	8,084	259,416
Aon Plc	4,092	191,424
Assurant, Inc.	1,155	40,240
Berkshire Hathaway, Inc., Class B (a)	22,293	1,857,676
The Chubb Corp.	3,450	251,229
Cincinnati Financial Corp.	2,048	77,967
Genworth Financial, Inc., Class A (a)	6,149	34,803
Hartford Financial Services Group, Inc.	5,561	98,040
Lincoln National Corp.	3,670	80,263
Loews Corp.	3,910	159,958
Marsh & McLennan Cos., Inc.	6,987	225,191
MetLife, Inc.	13,407	413,606
Principal Financial Group, Inc.	3,885	101,904
The Progressive Corp.	7,668	159,724
Prudential Financial, Inc.	5,922	286,803
Torchmark Corp.	1,285	64,957
The Travelers Cos., Inc.	4,888	312,050
Unum Group	3,710	70,972
XL Group Plc	3,823	80,436

		5,559,129
Internet & Catalog Retail — 1.0%
Amazon.com, Inc. (a)	4,566	1,042,646
Expedia, Inc.	1,121	53,886
Netflix, Inc. (a)	725	49,641
Priceline.com, Inc. (a)	630	418,648

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet & Catalog Retail (concluded)
TripAdvisor, Inc. (a)	1,227	$54,835

		1,619,656
Internet Software & Services — 1.8%
Akamai Technologies, Inc. (a)	2,306	73,216
eBay, Inc. (a)	14,607	613,640
Google, Inc., Class A (a)	3,221	1,868,405
VeriSign, Inc. (a)	2,014	87,750
Yahoo! Inc. (a)	15,436	244,352

		2,887,363
IT Services — 3.9%
Accenture Plc, Class A	8,179	491,476
Automatic Data Processing, Inc.	6,203	345,259
Cognizant Technology Solutions Corp., Class A (a)	3,889	233,340
Computer Sciences Corp.	2,022	50,186
Fidelity National Information Services, Inc.	2,954	100,672
Fiserv, Inc. (a)(b)	1,752	126,529
International Business Machines Corp.	14,610	2,857,424
MasterCard, Inc., Class A	1,344	578,068
Paychex, Inc.	4,081	128,184
SAIC, Inc.	3,615	43,814
Teradata Corp. (a)	2,168	156,118
Total System Services, Inc.	2,026	48,482
Visa, Inc., Class A	6,290	777,633
The Western Union Co.	7,733	130,224

		6,067,409
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,459	49,416
Mattel, Inc.	4,383	142,185

		191,601
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	4,364	171,243
Life Technologies Corp. (a)	2,267	101,992
PerkinElmer, Inc.	1,473	38,003
Thermo Fisher Scientific, Inc.	4,616	239,617
Waters Corp. (a)	1,123	89,245

		640,100
Machinery — 2.0%
Caterpillar, Inc.	8,261	701,442
Cummins, Inc.	2,445	236,945
Danaher Corp.	7,234	376,747
Deere & Co.	5,012	405,320
Dover Corp.	2,327	124,751
Eaton Corp.	4,332	171,677
Flowserve Corp.	687	78,833
Illinois Tool Works, Inc.	6,025	318,662
Ingersoll-Rand Plc	3,731	157,374
Joy Global, Inc.	1,355	76,869
PACCAR, Inc.	4,544	178,079
Pall Corp.	1,464	80,242
Parker Hannifin Corp.	1,890	145,303
Snap-On, Inc.	757	47,123
Xylem, Inc.	2,411	60,685

		3,160,052
Media — 3.4%
Cablevision Systems Corp., New York Group, Class A	2,812	37,372
CBS Corp., Class B	8,262	270,828
Comcast Corp., Class A	34,094	1,089,985

Common Stocks	Shares	Value

Media (concluded)
DIRECTV, Class A (a)	8,297	$405,060
Discovery Communications, Inc., Class A (a)(b)	3,177	171,558
Gannett Co., Inc.	2,971	43,763
The Interpublic Group of Cos., Inc.	5,578	60,521
The McGraw-Hill Cos., Inc.	3,487	156,915
News Corp., Class A	26,685	594,809
Omnicom Group, Inc.	3,461	168,205
Scripps Networks Interactive, Class A	1,133	64,422
Time Warner Cable, Inc.	3,938	323,310
Time Warner, Inc.	12,116	466,466
Viacom, Inc., Class B	6,669	313,576
The Walt Disney Co.	22,662	1,099,107
The Washington Post Co., Class B	60	22,429

		5,288,326
Metals & Mining — 0.7%
Alcoa, Inc.	13,787	120,636
Allegheny Technologies, Inc.	1,358	43,307
Cliffs Natural Resources, Inc.	1,826	90,004
Freeport-McMoRan Copper & Gold, Inc.	11,946	407,000
Newmont Mining Corp.	6,316	306,389
Nucor Corp.	3,955	149,894
Titanium Metals Corp.	983	11,118
United States Steel Corp. (b)	1,897	39,078

		1,167,426
Multi-Utilities — 1.4%
Ameren Corp.	2,995	100,452
CenterPoint Energy, Inc.	5,286	109,262
CMS Energy Corp.	3,327	78,184
Consolidated Edison, Inc.	3,724	231,596
Dominion Resources, Inc.	7,270	392,580
DTE Energy Co.	2,177	129,161
Integrys Energy Group, Inc.	1,029	58,519
NiSource, Inc.	3,679	91,055
PG&E Corp.	5,347	242,059
Public Service Enterprise Group, Inc.	6,376	207,220
SCANA Corp.	1,482	70,899
Sempra Energy	3,030	208,706
TECO Energy, Inc.	2,846	51,399
Wisconsin Energy Corp.	2,947	116,613
Xcel Energy, Inc.	6,111	173,614

		2,261,319
Multiline Retail — 0.8%
Big Lots, Inc. (a)	805	32,836
Dollar Tree, Inc. (a)	2,940	158,172
Family Dollar Stores, Inc.	1,446	96,130
J.C. Penney Co., Inc.	1,896	44,196
Kohl’s Corp.	3,038	138,198
Macy’s, Inc.	5,285	181,540
Nordstrom, Inc.	1,977	98,237
Sears Holdings Corp. (a)(b)	471	28,119
Target Corp.	8,376	487,399

		1,264,827
Office Electronics — 0.1%
Xerox Corp.	17,230	135,600
Oil, Gas & Consumable Fuels — 9.1%
Alpha Natural Resources, Inc. (a)	2,771	24,136
Anadarko Petroleum Corp.	6,303	417,259
Apache Corp.	4,949	434,968

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Cabot Oil & Gas Corp.	2,722	$107,247
Chesapeake Energy Corp.	8,512	158,323
Chevron Corp.	24,996	2,637,078
ConocoPhillips	16,017	895,030
Consol Energy, Inc.	2,799	84,642
Denbury Resources, Inc. (a)	5,074	76,668
Devon Energy Corp.	5,164	299,460
EOG Resources, Inc.	3,403	306,644
EQT Corp.	1,914	102,648
Exxon Mobil Corp.	59,227	5,068,054
Hess Corp.	3,857	167,587
Kinder Morgan, Inc.	6,356	204,790
Marathon Oil Corp.	8,862	226,601
Marathon Petroleum Corp.	4,287	192,572
Murphy Oil Corp.	2,403	120,847
Newfield Exploration Co. (a)	1,652	48,420
Noble Energy, Inc.	2,260	191,693
Occidental Petroleum Corp.	10,255	879,571
Peabody Energy Corp.	3,507	85,992
Phillips 66 (a)	7,894	262,397
Pioneer Natural Resources Co.	1,579	139,284
QEP Resources, Inc.	2,221	66,563
Range Resources Corp.	2,090	129,308
Southwestern Energy Co. (a)(b)	4,344	138,704
Spectra Energy Corp.	8,298	241,140
Sunoco, Inc.	1,344	63,840
Tesoro Corp. (a)	1,726	43,081
Valero Energy Corp.	7,096	171,368
Williams Cos., Inc.	7,920	228,254
WPX Energy, Inc. (a)	2,537	41,049

		14,255,218
Paper & Forest Products — 0.1%
International Paper Co.	5,481	158,456
MeadWestvaco Corp.	2,138	61,467

		219,923
Personal Products — 0.2%
Avon Products, Inc.	5,337	86,513
The Estée Lauder Cos., Inc., Class A	2,876	155,649

		242,162
Pharmaceuticals — 6.1%
Abbott Laboratories	19,963	1,287,015
Allergan, Inc.	3,906	361,578
Bristol-Myers Squibb Co.	21,344	767,317
Eli Lilly & Co.	12,912	554,054
Forest Laboratories, Inc. (a)	3,353	117,321
Hospira, Inc. (a)(b)	2,083	72,863
Johnson & Johnson	34,786	2,350,142
Merck & Co., Inc.	38,488	1,606,874
Mylan, Inc. (a)	5,543	118,454
Perrigo Co.	1,191	140,455
Pfizer, Inc.	94,843	2,181,389
Watson Pharmaceuticals, Inc. (a)	1,585	117,274

		9,674,736
Professional Services — 0.1%
Dun & Bradstreet Corp.	610	43,414
Equifax, Inc.	1,528	71,205
Robert Half International, Inc.	1,795	51,283

		165,902

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	4,979	$348,082
Apartment Investment & Management Co., Class A	1,604	43,356
AvalonBay Communities, Inc.	1,196	169,210
Boston Properties, Inc.	1,897	205,578
Equity Residential	3,822	238,340
HCP, Inc.	5,311	234,481
Health Care REIT, Inc. (b)	2,664	155,311
Host Marriott Corp.	9,177	145,180
Kimco Realty Corp.	5,035	95,816
Plum Creek Timber Co., Inc. (b)	2,028	80,512
ProLogis	5,906	196,256
Public Storage	1,809	261,238
Simon Property Group, Inc.	3,839	597,579
Ventas, Inc.	3,641	229,820
Vornado Realty Trust	2,332	195,841
Weyerhaeuser Co.	6,686	149,499

		3,346,099
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	4,183	68,434
Road & Rail — 0.9%
CSX Corp.	13,163	294,325
Norfolk Southern Corp.	4,127	296,195
Ryder System, Inc.	653	23,514
Union Pacific Corp.	6,025	718,843

		1,332,877
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc. (a)	7,651	43,840
Altera Corp.	4,107	138,981
Analog Devices, Inc.	3,824	144,050
Applied Materials, Inc.	16,408	188,036
Broadcom Corp., Class A (a)	6,312	213,346
First Solar, Inc. (a)	768	11,566
Intel Corp.	63,716	1,698,032
KLA-Tencor Corp.	2,153	106,035
Lam Research Corp. (a)(b)	2,523	95,218
Linear Technology Corp.	2,983	93,457
LSI Corp. (a)	7,347	46,800
Microchip Technology, Inc.	2,504	82,832
Micron Technology, Inc. (a)	12,734	80,352
NVIDIA Corp. (a)	7,845	108,418
Teradyne, Inc. (a)	2,486	34,953
Texas Instruments, Inc.	14,477	415,345
Xilinx, Inc.	3,348	112,392

		3,613,653
Software — 3.7%
Adobe Systems, Inc. (a)	6,217	201,244
Autodesk, Inc. (a)(b)	2,899	101,436
BMC Software, Inc. (a)	2,062	88,006
CA, Inc.	4,522	122,501
Citrix Systems, Inc. (a)	2,356	197,763
Electronic Arts, Inc. (a)	4,147	51,215
Intuit, Inc.	3,750	222,563
Microsoft Corp. (d)	94,694	2,896,690
Oracle Corp.	49,151	1,459,785
Red Hat, Inc. (a)	2,469	139,449
Salesforce.com, Inc. (a)(b)	1,755	242,646
Symantec Corp. (a)	9,271	135,449

		5,858,747

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	1,096	$37,418
AutoNation, Inc. (a)(b)	463	16,335
AutoZone, Inc. (a)	331	121,533
Bed Bath & Beyond, Inc. (a)	2,968	183,422
Best Buy Co., Inc.	3,567	74,764
CarMax, Inc. (a)	2,881	74,733
GameStop Corp., Class A	1,679	30,826
The Gap, Inc.	4,133	113,079
The Home Depot, Inc.	19,388	1,027,370
Limited Brands, Inc.	3,075	130,780
Lowe’s Cos., Inc.	14,905	423,898
O’Reilly Automotive, Inc. (a)(b)	1,592	133,362
Ross Stores, Inc.	2,856	178,414
Staples, Inc.	8,789	114,697
Tiffany & Co.	1,567	82,973
TJX Cos., Inc.	9,386	402,941
Urban Outfitters, Inc. (a)	1,468	40,502

		3,187,047
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	3,624	211,932
Fossil, Inc. (a)(b)	662	50,669
NIKE, Inc., Class B	4,641	407,387
Ralph Lauren Corp.	839	117,510
VF Corp.	1,093	145,861

		933,359
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	6,814	43,405
People’s United Financial, Inc.	4,548	52,802

		96,207
Tobacco — 2.0%
Altria Group, Inc.	25,714	888,419
Lorillard, Inc.	1,638	216,134
Philip Morris International, Inc.	21,603	1,885,078
Reynolds American, Inc.	4,252	190,787

		3,180,418
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,692	148,824
W.W. Grainger, Inc.	782	149,550

		298,374
Wireless Telecommunication Services — 0.2%
Crown Castle International Corp. (a)	3,264	191,466
MetroPCS Communications, Inc. (a)	3,815	23,081
Sprint Nextel Corp. (a)(b)	38,700	126,162

		340,709
Total Long-Term Investments (Cost – $81,291,361) – 98.9%		155,960,426

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(e)	1,375,367	$1,375,367

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (c)(e)(f)	$1,779	1,778,642
Total Short-Term Securities (Cost — $3,154,009) — 2.0%		3,154,009
Total Investments (Cost — $84,445,370) — 100.9%		159,114,435
Liabilities in Excess of Other Assets — (0.9)%		(1,468,437)

Net Assets — 100.0%		$157,645,998

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (concluded)

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain/(Loss)	Income
BlackRock, Inc.	1,290	376		(29)	1,637	$277,995	$(735)	$4,346
BlackRock Liquidity Funds, TempFund, Institutional Class	1,261,622	113,745	[1]	—	1,375,367	$1,375,367	—	$1,123
BlackRock Liquidity Series LLC, Money Market Series	$1,124,866	$653,776	[1]	—	$1,778,642	$1,778,642	—	$4,654
The PNC Financial Services Group, Inc.	6,828	67		(224)	6,671	$407,665	$1,497	$5,103

[1]	Represents net shares/beneficial interest purchased.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

—	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
22	S&P 500 E-Mini	Chicago Mercantile	September 2012	$1,492,040	$49,375
—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$155,960,426	—	—	$155,960,426
Short-Term Securities	1,375,367	$1,778,642	—	3,154,009
Total	$157,335,793	$1,778,642	—	$159,114,435

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$49,375	—	—	$49,375

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$22,245	—	—	$22,245
Liabilities:
Collateral on securities loaned at value	—	$(1,778,642)	—	(1,778,642)
Total	$22,245	$(1,778,642)	—	$(1,756,397)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $1,777,124) (cost—$80,693,908)	$155,274,766
Investments at value—affiliated (cost—$3,751,462)	3,839,669
Cash	22,245
Capital shares sold receivable	319,406
Dividends receivable—unaffiliated	181,564
Investments sold receivable	137,535
Variation margin receivable	40,830
Securities lending income receivable—affiliated	1,524
Prepaid expenses	2,298

Total assets	159,819,837

Liabilities:
Collateral on securities loaned at value	1,778,642
Investments purchased payable	251,595
Capital shares redeemed payable	82,723
Investment advisory fees payable	37,446
Other affiliates payable	826
Distribution fees payable	203
Other accrued expenses payable	22,404

Total liabilities	2,173,839

Net Assets	$157,645,998

Net Assets Consist of:
Paid-in capital	$86,836,857
Undistributed net investment income	1,360,139
Accumulated net realized loss	(5,269,438)
Net unrealized appreciation/depreciation	74,718,440

Net Assets	$157,645,998

Net Asset Value:
Class I—Based on net assets of $155,944,325 and 10,249,719 shares outstanding, 100 million shares authorized, $0.10 par value	$15.21

Class II—Based on net assets of $1,701,673 and 112,580 shares outstanding, 100 million shares authorized, $0.10 par value	$15.12

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$1,639,332
Foreign taxes withheld	(259)
Dividends—affiliated	10,572
Securities lending—affiliated	4,654

Total income	1,654,299

Expenses:
Investment advisory	235,046
Accounting services	21,083
Professional	20,437
Distribution—Class II	1,200
Transfer agent—Class I	14,735
Transfer agent—Class II	113
Custodian	14,222
Officer and Directors	9,497
Printing	7,187
Miscellaneous	13,971

Total expenses	337,491
Less fees waived by advisor	(563)
Less transfer agent fees reimbursed—Class I	(12,626)
Less transfer agent fees reimbursed—Class II	(90)

Total expenses after fees waived and reimbursed	324,212

Net investment income	1,330,087

Realized and Unrealized Gain:
Net realized gain from:
Investments—unaffiliated	1,482,010
Investments—affiliated	762
Financial futures contracts	193,189

1,675,961

Net change in unrealized appreciation/depreciation on:
Investments	10,676,966
Financial futures contracts	44,332

10,721,298

Total realized and unrealized gain	12,397,259

Net Increase in Net Assets Resulting from Operations	$13,727,346

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$1,330,087	$2,590,107
Net realized gain	1,675,961	6,219,689
Net change in unrealized appreciation/depreciation	10,721,298	(5,705,635)

Net increase in net assets resulting from operations	13,727,346	3,104,161

Dividends and Distribution to Shareholders From:
Net investment income:
Class I	—	(2,579,988)
Class II	—	(22,104)
Net realized gain:
Class I	—	(5,977,977)
Class II	—	(54,009)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(8,634,078)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(4,581,157)	(10,133,103)

Net Assets:
Total increase (decrease) in net assets	9,146,189	(15,663,020)
Beginning of period	148,499,809	164,162,829

End of period	$157,645,998	$148,499,809

Undistributed net investment income	$1,360,139	$30,052

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$13.92		$14.52	$13.24	$10.75	$18.60	$17.97

Net investment income[1]	0.13		0.24	0.22	0.24	0.30	0.31
Net realized and unrealized gain (loss)	1.16		0.02	1.72	2.58	(7.23)	0.66

Net increase (decrease) from investment operations	1.29		0.26	1.94	2.82	(6.93)	0.97

Dividends and distributions from:
Net investment income	—		(0.26)	(0.23)	(0.24)	(0.33)	(0.34)
Net realized gain	—		(0.60)	(0.43)	(0.09)	(0.59)	—

Total dividends and distributions	—		(0.86)	(0.66)	(0.33)	(0.92)	(0.34)

Net asset value, end of period	$15.21		$13.92	$14.52	$13.24	$10.75	$18.60

Total Investment Return:[2]
Based on net asset value	9.27%	[3]	1.70%	14.70%	26.19%	(37.22)%	5.38%

Ratios to Average Net Assets:
Total expenses	0.43%	[4]	0.43%	0.43%	0.43%	0.43%	0.39%

Total expenses after fees waived	0.41%	[4]	0.43%	0.42%	0.43%	0.43%	0.39%

Net investment income	1.70%	[4]	1.65%	1.63%	1.92%	1.88%	1.66%

Supplemental Data:
Net assets, end of period (000)	$155,944		$147,145	$163,308	$159,036	$143,897	$282,113

Portfolio turnover	2%		4%	5%	5%	4%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Financial Highlights (concluded)

	Class II
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$13.84		$14.44	$13.12	$10.66	$18.46	$17.97

Net investment income[1]	0.12		0.22	0.18	0.21	0.27	0.28
Net realized and unrealized gain (loss)	1.16		0.02	1.75	2.56	(7.17)	0.54

Net increase (decrease) from investment operations	1.28		0.24	1.93	2.77	(6.90)	0.82

Dividends and distributions from:
Net investment income	—		(0.24)	(0.18)	(0.22)	(0.31)	(0.33)
Net realized gain	—		(0.60)	(0.43)	(0.09)	(0.59)	—

Total dividends and distributions	—		(0.84)	(0.61)	(0.31)	(0.90)	(0.33)

Net asset value, end of period	$15.12		$13.84	$14.44	$13.12	$10.66	$18.46

Total Investment Return:[2]
Based on net asset value	9.25%	[3]	1.58%	14.73%	25.96%	(37.33)%	4.55%

Ratios to Average Net Assets:
Total expenses	0.57%	[4]	0.58%	0.58%	0.58%	0.58%	0.54%

Total expenses after fees waived	0.56%	[4]	0.58%	0.58%	0.58%	0.58%	0.54%

Net investment income	1.55%	[4]	1.52%	1.39%	1.76%	1.79%	1.42%

Supplemental Data:
Net assets, end of period (000)	$1,702		$1,355	$855	$2,407	$2,129	$1,698

Portfolio turnover	2%		4%	5%	5%	4%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock S&P 500 Index V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at its last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g. financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation[1]	$49,375

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain From
Financial Futures Contracts
Equity contracts	$193,189

Net Change in Unrealized Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$44,332

For the six months ended June 30, 2012 the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial Futures Contracts:
Average number of contracts purchased	27
Average notional value of contracts purchased	$1,833,500

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 million	0.300%
$500 million-$1 billion	0.275%
Greater than $1 billion	0.250%

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

The management fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.40% for Class II Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $855 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.00%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed—class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $2,506 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $2,633,600 and $6,010,395, respectively.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

5.     Income Tax Information:

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$91,225,835

Gross unrealized appreciation	$77,824,424
Gross unrealized depreciation	(9,935,824)

Net unrealized appreciation	$67,888,600

6.     Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

7.     Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2012, the Fund invested a significant portion of its assets in securities in the Information Technology sector (“IT”). Changes in economic conditions affecting the IT sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

8.     Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	381,269	$5,689,101	509,810	$7,394,758
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	608,057	8,557,965
Shares redeemed	(701,601)	(10,488,060)	(1,798,670)	(26,630,002)

Net decrease	(320,332)	$(4,798,959)	(680,803)	$(10,677,279)

Class II
Shares sold	16,167	$239,912	38,956	$548,178
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	5,448	76,113
Shares redeemed	(1,474)	(22,110)	(5,712)	(80,115)

Net increase	14,693	$217,802	38,692	$544,176

Total net decrease	(305,639)	$(4,581,157)	(642,111)	$(10,133,103)

9.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 20, 2012 to shareholders of record on July 18, 2012:

Class I	$0.002921
Class II	$0.002921

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Total Return V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

On February 27, 2012, the Fund eliminated its non-fundamental policy that had prevented the Fund from investing in securities of foreign issuers if at the time of acquisition more than 25% of the Fund’s total assets would be invested in such securities.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

—

Throughout the six-month period, the Fund was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/government-related sectors. Despite high levels of market volatility during the period, exposure to spread sectors was the primary driver of positive performance for the Fund.

—

More specifically, the most significant contributors to the Fund’s relative outperformance included an overweight to commercial mortgage-backed securities (“CMBS”) as well as allocations to the high yield debt and non-agency residential mortgage-backed securities (“MBS”) sectors, which are not represented in the benchmark index. Also contributing positively was an overweight to investment grade credit and security selection within industrials. Additionally, the Fund benefited from active trading within the agency MBS sector, which continues to be supported by accommodative US monetary policy operations and increased demand from financial institutions seeking alternatives to US Treasuries as safe-haven investments.

—

Relative to its benchmark index, the Fund maintained a short duration bias during the period, which detracted slightly from performance as concerns about Europe’s sovereign debt trouble dominated financial markets and US Treasury yields reached new all-time lows. However, the Fund’s yield curve-flattening bias more than offset the negative effect of its short duration stance as longer-dated bonds rallied significantly.

—

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. The use of US Treasury futures and options strategies in the interest rate and foreign exchange markets had a negative impact on performance. The impact was primarily as a consequence of the Fund’s hedging strategies.

Describe recent portfolio activity.

—

Throughout the six-month period, the Fund actively managed duration while maintaining a short duration bias relative to the benchmark index. The Fund slightly reduced risk by decreasing its net exposure to corporate credit and adding to its US Treasury positions. Also during the period, the Fund actively traded its exposure to agency MBS as it sought to capitalize on mixed levels of prepayment activity. Toward the end of the period, the Fund slightly reduced exposure to the agency MBS sector and employed a barbell approach to allocating across the coupon stack (the available range of coupon rates) with the goal of underweighting middle-coupon-stack mortgages, as they tend to be more susceptible to prepayment risk. The Fund increased exposure to high quality CMBS and auto loan asset-backed securities (“ABS”), which look attractive relative to other short-dated spread sectors.

Describe portfolio positioning at period end.

—	At period end, the Fund was generally underweight relative to the Barclays US Aggregate Bond Index in government-owned/government-

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was overweight in CMBS, ABS and investment grade corporate credit. Within the government sectors, the Fund was underweight in US Treasuries and agency debentures, but overweight in agency MBS. The Fund also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Fund ended the period with a shorter duration relative to the benchmark index.

—

US financial markets are once again being subjected to the fiscal instability concerns plaguing European periphery nations. Additionally, the US economic recovery remains fragile as US fiscal issues loom and jobs growth has slowed, creating an environment that is unsupportive for meaningful gross domestic product (“GDP”) growth. As such, the Fund maintains a risk-aware stance from a credit and interest rate perspective as a safeguard against near-term volatility.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund, under normal circumstances, invests at least 80%, and typically 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations and money market securities.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of June 30, 2012, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index is a widely recognized market-weighted index comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and US government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2012

	Standardized 30-Day Yield	6-Month Total Returns[5]		Average Annual Total Returns
				1 Year[5]		5 Years[5]		10 Years[5]
Class I Shares[4]	3.30%	3.83%		7.47%		5.34%		4.81%
Class III Shares[4]	—	3.70	[6]	7.20	[6]	5.08	[6]	4.55	[6]
Barclays US Aggregate Bond Index	—	2.37		7.47		6.79		5.63

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares, which have not recommenced operations as of June 30, 2012, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Fund Information as of June 30, 2012

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	44%
US Treasury Obligations	20
Corporate Bonds	20
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	6
Foreign Agency Obligations	2
Preferred Securities	1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
	Including Interest Expense
Class I	$1,000.00	$1,038.30	$3.40	$1,000.00	$1,021.56	$3.37	0.67%

	Excluding Interest Expense
Class I	$1,000.00	$1,038.30	$3.29	$1,000.00	$1,021.66	$3.27	0.65%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 366.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC (a):
Series 2010-1A, Class A, 5.56%, 7/15/59	USD	615	$685,132
Series 2010-2A, Class A, 4.07%, 1/15/48		425	440,936
Series 2010-3A, Class A, 3.82%, 12/15/48		438	446,612
Series 2012-1A, Class A, 4.21%, 2/16/65		249	251,805
ACE Securities Corp., Series 2003-OP1, Class A2, 0.97%, 12/25/33 (b)		122	95,610
AH Mortgage Advance Trust (a):
Series SART-1, Class A1R, 2.23%, 5/10/43		250	250,147
Series SART-3, Class 1A1, 2.98%, 3/13/43		280	282,159
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		180	184,214
Series 2012-2, Class C, 2.64%, 10/10/17		235	239,300
Series 2012-2, Class D, 3.38%, 4/09/18		320	321,803
Series 2012-3, Class C, 2.42%, 5/08/18		150	149,985
Series 2012-3, Class D, 3.03%, 7/09/18		100	99,960
Capital Trust Re CDO Ltd., Series 2006-4A, Class A1, 0.55%, 10/20/43 (a)(b)		316	262,794
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17		95	95,375
Series 2012-1, Class C, 2.20%, 10/16/17		55	55,478
Series 2012-1, Class D, 3.09%, 8/15/18		70	70,254
Chesapeake Funding LLC, Series 2012-1A, Class B, 1.84%, 11/07/23 (a)(b)		200	200,000
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.87%, 9/25/33		127	110,330
Series 2004-5, Class A, 0.70%, 10/25/34		166	144,146
Series 2007-1, Class 2A1, 0.30%, 7/25/37		144	142,823
DT Auto Owner Trust (a):
Series 2012-1A, Class B, 2.26%, 10/16/17		390	390,031
Series 2012-1A, Class D, 4.94%, 7/16/18		250	250,356

Asset-Backed Securities		Par (000)	Value

Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (a)	USD	125	$125,786
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		65	65,402
Series 2011-2, Class C, 2.37%, 9/15/15		155	155,241
Series 2011-2, Class D, 2.86%, 9/15/15		110	110,164
Series 2012-1, Class B, 1.14%, 1/15/16 (b)		100	99,999
Series 2012-1, Class C, 1.74%, 1/15/16 (b)		215	214,998
Series 2012-1, Class D, 2.34%, 1/15/16 (b)		195	194,998
Series 2012-2, Class C, 2.86%, 1/15/19		100	100,817
Series 2012-2, Class D, 3.50%, 1/15/19		100	100,797
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		125	125,827
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.55%, 12/25/34 (b)		155	133,141
Nelnet Student Loan Trust, Series 2008-3, Class A4, 2.12%, 11/25/24 (b)		270	280,500
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.51%, 6/25/35 (b)		487	481,675
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.89%, 7/25/33 (b)		304	242,937
PFS Financing Corp., Series 2012-AA, Class A, 1.44%, 2/15/16 (a)(b)		220	220,803
RAAC, Series 2005-SP2, Class 2A, 0.55%, 6/25/44 (b)		1,060	770,802
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.83%, 7/25/33 (b)		138	84,940
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		237	235,455
Series 2011-S1A, Class C, 2.01%, 8/15/16		201	199,188
Series 2011-WO, Class C, 3.19%, 10/15/15		300	301,684

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
CBA	Canadian Bankers Acceptances
EUR	Euro
LIBOR	London Interbank Offered Rate
RB	Revenue Bonds
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17	USD	540	$559,389
Series 2011-1, Class D, 4.01%, 2/15/17		200	203,771
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		153	152,228
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		165	165,801
Series 2012-1, Class B, 2.72%, 5/16/16		110	111,796
Series 2012-1, Class C, 3.78%, 11/15/17		145	149,208
Series 2012-2, Class C, 3.20%, 2/15/18		245	247,586
Series 2012-2, Class D, 3.87%, 2/15/18		145	146,450
Series 2012-3, Class B, 1.94%, 12/15/16		405	405,194
Series 2012-3, Class C, 3.01%, 4/16/18		560	560,847
Series 2012-3, Class D, 3.64%, 5/15/18		460	461,444
Series 2012-4, Class C, 2.94%, 12/15/17		140	139,966
Series 2012-4, Class D, 3.50%, 6/15/18		190	189,969
Scholar Funding Trust, Series 2011-A, Class A, 1.37%, 10/28/43 (a)(b)		263	257,148
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.67%, 6/15/21 (b)		107	103,531
Series 2008-5, Class A4, 2.17%, 7/25/23 (b)		335	348,388
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		160	169,725
Series 2012-A, Class A1, 1.64%, 8/15/25 (a)(b)		148	149,356
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		155	160,333
Series 2012-C, Class A1, 1.34%, 8/15/23 (a)(b)		340	340,269
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		525	528,347
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1, 0.55%, 1/25/35		391	283,669
Series 2005-GEL2, Class A, 0.53%, 4/25/35		125	111,315
Total Asset-Backed Securities — 9.3%			15,360,134

Corporate Bonds
Aerospace & Defense — 0.1%
United Technologies Corp.:
3.10%, 6/01/22		75	78,590
4.50%, 6/01/42		70	76,888

			155,478

Corporate Bonds		Par (000)	Value

Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	USD	140	$152,483
Capital Markets — 0.4%
Credit Suisse AG, 5.40%, 1/14/20		115	119,608
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		535	564,748

			684,356
Chemicals — 0.1%
The Dow Chemical Co., 4.13%, 11/15/21		160	171,616
Commercial Banks — 2.5%
ABN Amro Bank NV, 6.38%, 4/27/21	EUR	100	125,534
Bank of Scotland Plc, 5.25%, 2/21/17 (a)	USD	235	258,530
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (a)		800	841,963
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (a)		285	299,746
CIT Group, Inc., 7.00%, 5/02/17 (a)		12	11,539
Commerzbank AG, 6.38%, 3/22/19	EUR	100	108,833
Eksportfinans ASA, 5.50%, 5/25/16	USD	405	397,971
HSBC Bank Brasil SA-Banco Multiplo, 4.00%, 5/11/16 (a)		700	710,500
HSBC Bank Plc, 3.10%, 5/24/16 (a)		345	356,248
HSBC Holdings Plc, 6.10%, 1/14/42		140	171,455
Sparebank 1 Boligkreditt AS, 2.30%, 6/30/17 (a)		430	431,866
Wells Fargo & Co., 3.50%, 3/08/22		485	499,047

			4,213,232
Construction Materials — 0.0%
Lafarge SA, 7.13%, 7/15/36		72	71,280
Consumer Finance — 0.4%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		210	238,870
SLM Corp., 6.25%, 1/25/16		343	360,150

			599,020
Diversified Financial Services — 3.7%
Bank of America Corp.:
6.50%, 8/01/16		145	159,229
3.88%, 3/22/17		245	249,581
7.63%, 6/01/19		150	176,382
5.70%, 1/24/22		645	710,335
Citigroup, Inc.:
4.59%, 12/15/15		1,220	1,276,213
4.45%, 1/10/17		100	104,824
General Electric Capital Corp., 6.15%, 8/07/37		440	519,827
JPMorgan Chase Bank NA:
6.00%, 7/05/17		805	897,714
Series BKNT, 6.00%, 10/01/17		585	654,979
Reynolds Group Issuer, Inc. (a):
7.88%, 8/15/19		220	238,150
6.88%, 2/15/21		260	270,400
Tiers Trust, 2.22%, 5/12/14 (a)(b)		908	908,000

			6,165,634
Diversified Telecommunication Services — 0.5%
Level 3 Financing, Inc., 8.13%, 7/01/19		207	212,434

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc. BlackRock Total Return V.I. Fund Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Telecommunication Services (concluded)
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	230	$244,873
6.40%, 2/15/38		306	397,363

			854,670
Electric Utilities — 2.3%
Alabama Power Co., 3.95%, 6/01/21		230	251,475
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		54	72,167
5.95%, 12/15/36		100	113,055
Duke Energy Carolinas LLC, 4.25%, 12/15/41		175	188,652
Florida Power & Light Co., 5.95%, 2/01/38		375	498,176
Georgia Power Co., 3.00%, 4/15/16		205	219,207
Hydro-Quebec:
8.40%, 1/15/22		370	535,286
8.05%, 7/07/24		940	1,390,430
Jersey Central Power & Light Co., 7.35%, 2/01/19		120	152,070
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		225	296,710
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		125	131,277

			3,848,505
Energy Equipment & Services — 1.5%
Ensco Plc:
3.25%, 3/15/16		80	84,007
4.70%, 3/15/21		178	193,884
MEG Energy Corp., 6.50%, 3/15/21 (a)		475	485,094
Peabody Energy Corp., 6.25%, 11/15/21 (a)		185	183,150
Pride International, Inc., 6.88%, 8/15/20		120	147,236
Transocean, Inc.:
5.05%, 12/15/16		380	412,165
6.00%, 3/15/18		280	312,761
6.50%, 11/15/20		521	590,965

			2,409,262
Food Products — 0.6%
Kraft Foods Group, Inc. (a):
3.50%, 6/06/22		233	239,096
5.00%, 6/04/42		60	63,502
Kraft Foods, Inc.:
6.50%, 8/11/17		455	552,046
6.50%, 2/09/40		150	192,688

			1,047,332
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15		571	639,518
Health Care Providers & Services — 0.7%
HCA, Inc.:
6.50%, 2/15/20		168	182,070
7.25%, 9/15/20		495	544,500
Tenet Healthcare Corp.:
10.00%, 5/01/18		10	11,450
6.25%, 11/01/18		220	232,650
8.88%, 7/01/19		160	179,600

Corporate Bonds		Par (000)	Value

Health Care Providers & Services (concluded)
UnitedHealth Group, Inc., 3.38%, 11/15/21	USD	75	$78,879

			1,229,149
Hotels, Restaurants & Leisure — 0.5%
MGM Resorts International:
10.38%, 5/15/14		190	214,225
11.13%, 11/15/17		250	280,625
Wyndham Worldwide Corp., 4.25%, 3/01/22		310	312,152

			807,002
Independent Power Producers & Energy Traders — 0.3%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		240	261,000
Exelon Generation Co. LLC, 4.25%, 6/15/22 (a)		91	91,292
Laredo Petroleum, Inc., 7.38%, 5/01/22 (a)		150	156,000

			508,292
Industrial Conglomerates — 0.1%
Sequa Corp., 11.75%, 12/01/15 (a)		130	137,150
Insurance — 3.3%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	300	341,940
American International Group, Inc.:
3.80%, 3/22/17	USD	380	387,368
5.45%, 5/18/17		185	200,833
4.88%, 6/01/22		429	438,962
AXA SA, 5.25%, 4/16/40 (b)	EUR	200	201,738
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)	USD	163	159,568
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		160	171,388
Hartford Life Global Funding Trusts, 0.65%, 6/16/14 (b)		685	672,440
ING Verzekeringen NV, 2.69%, 6/21/21 (b)	EUR	40	47,436
Lincoln National Corp., 7.00%, 6/15/40	USD	180	212,309
Manulife Financial Corp., 3.40%, 9/17/15		420	431,623
Metropolitan Life Global Funding I, 2.50%, 1/11/13 (a)		1,515	1,529,173
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	247,990
Prudential Financial, Inc.:
5.38%, 6/21/20	USD	200	221,317
4.50%, 11/15/20		270	286,199

			5,550,284
IT Services — 0.1%
First Data Corp. (a):
7.38%, 6/15/19		105	107,100
8.25%, 1/15/21		20	20,000

			127,100
Machinery — 0.3%
Joy Global, Inc., 5.13%, 10/15/21		100	109,780
UR Merger Sub Corp., 7.63%, 4/15/22 (a)		360	377,100

			486,880

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Media — 3.3%
CBS Corp.:
4.63%, 5/15/18	USD	80	$87,292
8.88%, 5/15/19		175	231,417
5.75%, 4/15/20		130	151,200
CCH II LLC, 13.50%, 11/30/16		560	624,400
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		117	127,237
Series B, 9.25%, 12/15/17		383	417,470
Comcast Corp.:
5.88%, 2/15/18		420	496,640
6.45%, 3/15/37		204	248,084
4.65%, 7/15/42		305	305,140
Cox Communications, Inc., 8.38%, 3/01/39 (a)		310	436,260
CSC Holdings LLC, 8.50%, 4/15/14		128	140,800
DIRECTV Holdings LLC:
6.38%, 3/01/41		215	246,162
5.15%, 3/15/42		95	95,613
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		184	193,200
NBC Universal Media LLC:
5.15%, 4/30/20		543	623,402
4.38%, 4/01/21		70	77,009
News America, Inc., 6.40%, 12/15/35		15	17,295
Time Warner Cable, Inc.:
5.88%, 11/15/40		240	268,605
5.50%, 9/01/41		230	250,261
Time Warner, Inc., 4.70%, 1/15/21		110	122,576
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		270	293,625

			5,453,688
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17		80	78,876
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (a)		165	169,315
Novelis, Inc., 8.75%, 12/15/20		310	334,025

			582,216
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		295	300,615
Multiline Retail — 0.7%
Dollar General Corp., 11.88%, 7/15/17 (b)		415	440,423
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		395	455,301
7.45%, 7/15/17		272	331,202

			1,226,926
Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		655	743,280
6.38%, 9/15/17		356	413,542
BP Capital Markets Plc, 3.13%, 10/01/15		170	180,732
Consol Energy, Inc., 8.25%, 4/01/20		41	43,050
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		290	336,567
Energy Transfer Partners LP, 6.50%, 2/01/42		375	401,865
Enterprise Products Operating LLC:
6.13%, 10/15/39		275	311,526
Series L, 6.30%, 9/15/17		175	208,883
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		125	159,647

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18	USD	100	$115,961
6.55%, 9/15/40		55	62,727
6.38%, 3/01/41		80	91,210
Linn Energy LLC, 6.25%, 11/01/19 (a)		310	303,800
Marathon Petroleum Corp., 6.50%, 3/01/41		372	422,762
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		550	682,188
Nexen, Inc., 7.50%, 7/30/39		205	238,925
Petrobras International Finance Co.:
3.88%, 1/27/16		700	722,708
5.75%, 1/20/20		1,055	1,154,041
Plains Exploration & Production Co., 10.00%, 3/01/16		50	54,500
Range Resources Corp.:
7.25%, 5/01/18		390	413,400
5.75%, 6/01/21		50	52,250
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		244	234,850
Valero Energy Corp., 6.63%, 6/15/37		100	112,129
Western Gas Partners LP:
5.38%, 6/01/21		316	349,777
4.00%, 7/01/22		145	145,000

			7,955,320
Paper & Forest Products — 0.3%
International Paper Co.:
4.75%, 2/15/22		315	343,834
6.00%, 11/15/41		190	214,210

			558,044
Pharmaceuticals — 0.4%
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21		90	94,660
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		270	284,146
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		225	236,650

			615,456
Real Estate Investment Trusts (REITs) — 0.7%
ERP Operating LP, 4.63%, 12/15/21		230	249,820
Hospitality Properties Trust, 5.63%, 3/15/17		179	190,609
Venias Realty LP/Venias Capital Corp., 4.75%, 6/01/21		140	145,437
Vornado Realty LP, 5.00%, 1/15/22		540	571,016

			1,156,882
Real Estate Management & Development — 0.1%
Realogy Corp., 7.88%, 2/15/19 (a)(c)		189	184,748
Software — 0.2%
Oracle Corp., 5.38%, 7/15/40		200	245,046
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (a)		190	210,900
Thrifts & Mortgage Finance — 0.4%
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)		200	216,635
Radian Group, Inc., 5.38%, 6/15/15		750	521,250

			737,885
Transportation Infrastructure — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (a)		325	326,944

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Wireless Telecommunication Services — 1.4%
America Movil SAB de CV, 2.38%, 9/08/16	USD	385	$394,972
Cricket Communications, Inc., 7.75%, 5/15/16		237	251,516
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		845	978,186
MetroPCS Wireless, Inc., 7.88%, 9/01/18		11	11,412
SBA Tower Trust, 5.10%, 4/15/17 (a)		170	186,237
Sprint Capital Corp., 6.88%, 11/15/28		80	64,400
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		310	346,425

			2,233,148
Total Corporate Bonds — 31.1%			51,646,061

Foreign Agency Obligations
Brazilian Government International Bond, 7.13%, 1/20/37		100	144,250
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	1,786	2,283,595
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	360	363,554
Mexico Government International Bond:
6.38%, 1/16/13		596	612,688
5.63%, 1/15/17		200	232,750
5.13%, 1/15/20		350	410,375
Poland Government International Bond:
6.38%, 7/15/19		60	70,670
5.13%, 4/21/21		210	232,155
Province of Manitoba Canada, 1.75%, 5/30/19		430	432,175
Russia Government International Bond, 7.50%, 3/31/30		692	831,169
South Africa Government International Bond, 5.50%, 3/09/20		180	207,450
Turkey Government International Bond:
7.00%, 3/11/19		100	116,250
5.63%, 3/30/21		155	169,144
6.25%, 9/26/22		200	226,500
Total Foreign Agency Obligations — 3.8%			6,332,725

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.2%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.45%, 4/25/46 (b)		314	166,720
Series 2006-0A5, Class 3A1, 0.45%, 4/25/46 (b)		486	294,475
Series 2007-J3, Class A10, 6.00%, 7/25/37		1,342	993,307
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		683	654,838

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-1, Class 1A3B, 0.39%, 8/25/37 (b)	USD	1,392	$861,435
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 3.82%, 8/25/35 (b)		243	208,564
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.05%, 11/25/34 (b)		199	190,287
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		70	66,656
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		70	65,478
Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.47%, 2/25/46 (b)		383	142,930

			3,644,690
Commercial Mortgage-Backed Securities — 7.9%
Banc of America Large Loan, Inc. (a)(b):
Series 2010-HLTN, Class HLTN, 1.99%, 11/15/15		674	638,331
Series 2010-UB4, Class A4A, 5.04%, 12/20/41		395	414,845
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%, 3/11/41 (b)		1,539	1,560,023
Series 2006-5, Class AAB, 5.38%, 9/10/47		636	668,079
Series 2007-1, Class A4, 5.45%, 1/15/49		400	452,574
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		25	25,555
Series 2007-3, Class A4, 5.80%, 6/10/49 (b)		630	711,753
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		70	73,128
Series 2007-PW17, Class A3, 5.74%, 6/11/50		465	486,176
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM, 5.35%, 12/10/46		225	229,915
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.97%, 9/15/39 (a)(b)		520	575,420
DBRR Trust, Series 2011-C32, Class A3A, 5.93%, 6/17/49 (a)(b)		165	185,810
Extended Stay America Trust, Series 2010-ESHA, Class D, 5.50%, 11/05/27 (a)		100	100,930
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 6.07%, 7/10/38 (b)		160	142,019
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		380	403,321

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Series 2006-CB14, Class AM, 5.64%, 12/12/44 (b)	USD	170	$172,879
Series 2007-CB18, Class A3, 5.45%, 6/12/47		400	422,060
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		210	223,985
LB-UBS Commercial Mortgage Trust:
Series 2007-C1, Class AM, 5.46%, 2/15/40		145	151,243
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		285	325,488
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		140	160,473
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)		500	534,028
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		290	302,851
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		500	525,397
Series 2007-HQ12, Class A2FX, 5.78%, 4/12/49 (b)		348	366,262
Series 2007-XLC1, Class A2, 0.56%, 7/17/17		251	235,742
Series 2012-XA, Class A, 2.00%, 7/27/49		327	327,570
Morgan Stanley Reremic Trust (a):
Series 2009-IO, Class B, 2.50%, 7/17/56		310	269,700
Series 2011-IO, Class A, 2.50%, 3/23/51		351	353,814
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.10%, 2/16/51 (a)(b)		860	959,308
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (a)		300	301,436
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.53%, 5/10/63 (d)		140	142,204
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		630	705,995

			13,148,314
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class XA, 2.45%, 5/15/45 (b)		2,266	312,860
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class XA, 2.07%, 6/16/45 (b)		1,070	122,275
Morgan Stanley Capital I, Series 2012-C4, Class XA, 2.89%, 3/15/45 (a)(b)		2,033	306,014

			741,149
Total Non-Agency Mortgage-Backed Securities — 10.6%			17,534,153

Preferred Securities		Par (000)	Value

Capital Trusts
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII, 5.86% (e)(f)(g)	USD	185	—
State Street Capital Trust IV, 1.47%, 6/01/67 (b)		30	$21,656

			21,656
Commercial Banks — 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		245	243,469
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		95	94,999

			338,468
Consumer Finance — 0.3%
Capital One Capital V, 10.25%, 8/15/39		100	102,000
Capital One Capital VI, 8.88%, 5/15/40		310	315,038

			417,038
Insurance — 0.5%
American International Group, Inc., 8.18%, 5/15/58 (b)		95	103,075
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		305	338,550
Swiss Re Capital I LP, 6.85% (a)(b)(g)		270	248,730
XL Group Plc, Series E, 6.50% (b)(g)		265	215,313

			905,668
Total Capital Trusts — 1.0%			1,682,830

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series S, 8.25% (b)(f)		10,000	16,300
Freddie Mac, Series Z, 8.38% (b)(f)		10,000	21,700
Total Preferred Stocks — 0.1%			38,000

Trust Preferreds
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		6,971	187,913
Total Preferred Securities — 1.2%			1,908,743

Taxable Municipal Bonds		Par (000)
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series EE:
5.38%, 6/15/43	USD	200	229,622
5.50%, 6/15/43		240	278,892
Total Taxable Municipal Bonds — 0.3%			508,514

US Government Sponsored Agency Securities
Agency Obligations — 2.0%
Fannie Mae, 2.91%, 10/09/19 (h)		595	482,290
Federal Home Loan Bank of Chicago, 5.63%, 6/13/16 (i)		1,285	1,480,934

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities		Par (000)	Value

Agency Obligations (concluded)
Tennessee Valley Authority, 5.25%, 9/15/39	USD	1,060	$1,382,093

			3,345,317
Collateralized Mortgage Obligations — 0.9%
Freddie Mac Mortgage-Backed Securities:
Series K013, Class A2, 3.97%, 1/25/21 (b)		480	538,325
Series K017, Class A2, 2.87%, 12/25/21		870	908,227

			1,446,552
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Mortgage-Backed Securities, Series K706, Class C, 4.02%, 11/25/44 (a)(b)		75	65,114
Federal Deposit Insurance Corporation Guaranteed — 0.3%
General Electric Capital Corp., 2.13%, 12/21/12		445	448,836
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities, Series K707, Class X1, 1.70%, 12/25/18 (b)		1,112	91,771
Mortgage-Backed Securities — 66.1%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/15/42 (j)		4,400	4,512,063
3.09%, 3/01/41 (b)		155	162,621
3.15%, 3/01/41 (b)		281	293,618
3.31%, 12/01/40 (b)		371	390,594
3.33%, 6/01/41 (b)		262	276,202
3.48%, 9/01/41 (b)		286	301,087
3.50%, 11/01/26-7/15/42 (j)		13,499	14,240,164
4.00%, 2/01/25-7/15/42 (j)		21,470	22,970,851
4.50%, 2/01/25-7/15/42 (j)		14,137	15,233,255
4.80%, 8/01/38 (b)		610	652,803
5.00%, 9/01/33-8/15/42 (j)		3,764	4,092,182
5.50%, 9/01/34-8/15/42 (j)		4,410	4,838,956
6.00%, 2/01/17-8/15/42 (j)		21,748	23,926,100
6.50%, 5/01/40		1,625	1,834,840
Freddie Mac Mortgage-Backed Securities:
3.04%, 2/01/41 (b)		307	321,450
4.00%, 7/15/42 (j)		300	318,328
4.50%, 8/15/42 (j)		200	213,500
4.91%, 4/01/38 (b)		512	548,111
5.00%, 3/01/38-7/15/42 (j)		6,000	6,451,914
5.50%, 4/01/38-1/01/40		92	100,080
Ginnie Mae Mortgage-Backed Securities (j):
4.00%, 7/15/42		1,500	1,638,047
4.50%, 7/15/42		2,800	3,061,187
5.00%, 7/15/42		3,100	3,410,969

			109,788,922
Total US Government Sponsored Agency Securities — 69.4%			115,186,512

US Treasury Obligations
US Treasury Bonds:
3.13%, 2/15/42		4,460	4,790,316
3.00%, 5/15/42 (c)		7,698	8,062,454

US Treasury Obligations		Par (000)	Value

US Treasury Inflation Indexed Bonds:
2.13%, 2/15/41	USD	754	$1,075,884
0.75%, 2/15/42		611	640,877
US Treasury Notes:
0.13%, 9/30/13		665	663,727
0.25%, 5/31/14		665	664,169
0.50%, 8/15/14		680	682,284
0.38%, 6/15/15		6,370	6,364,528
0.63%, 5/31/17 (c)		3,855	3,837,232
0.63%, 6/30/17		7,290	7,297,407
1.13%, 5/31/19 (c)		405	405,633
1.00%, 6/30/19		405	401,772
1.75%, 5/15/22 (c)		17,832	17,977,087
Total US Treasury Obligations — 31.8%			52,863,370
Total Long-Term Investments (Cost — $257,723,120) — 157.5%			261,340,212

Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 99.00, Expires 8/10/12		100	11,250
Exchange-Traded Put Options — 0.0%
10-Year US Treasury Note, Strike Price USD 131.00, Expires 7/27/12		79	8,641

		Notional Amount (000)
Over-the-Counter Interest-Rate Put Swaptions — 0.0%
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker Deutsche Bank AG	USD	1,500	1
Pay a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG		700	583
Pay a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG		2,700	2,249
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG		2,800	4,370
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		1,000	26,322

			33,525
Total Options Purchased (Cost — $209,287) — 0.0%			53,416
Total Investments Before TBA Sale Commitments and Options Written (Cost — $257,932,407) — 157.5%			261,393,628

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

TBA Sale Commitments (j)		Par (000)	Value

Fannie Mae Mortgage-Backed Securities:
3.00%, 7/15/42	USD	4,000	$(4,101,875)
3.50%, 7/15/27—7/15/42		9,700	(10,204,906)
4.00%, 7/15/27—7/15/42		16,900	(17,981,236)
4.50%, 7/15/42		2,100	(2,252,578)
5.00%, 7/15/42		600	(649,313)
5.50%, 7/15/42		800	(872,625)
6.00%, 7/15/42		13,400	(14,725,343)
Freddie Mac Mortgage-Backed Securities:
4.50%, 7/15/42		200	(213,594)
5.00%, 7/15/42		4,000	(4,299,375)
Total TBA Sale Commitments (Proceeds — $55,186,613) — (33.3)%			(55,300,845)

Options Written		Contracts
Exchange-Traded Call Options — (0.0)%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 99.13, Expires 8/10/12		100	(3,750)
Exchange-Traded Put Options — (0.0)%
10-Year US Treasury Note, Strike Price USD 129.50, Expires 7/27/12		79	(2,469)

Options Written	Notional Amount (000)

Over-the-Counter Interest-Rate Call Swaptions — (0.0)%
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc	USD	1,300	(11,452)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		400	(41,653)

			(53,105)
Over-the-Counter Interest-Rate Put Swaptions — (0.1)%
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG		700	(81)
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG		2,700	(312)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Morgan Stanley		2,400	(2,274)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		1,300	(15,211)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		2,000	(26,455)

Options Written	Notional Amount (000)		Value

Over-the-Counter Interest-Rate Put Swaptions (concluded)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.	USD	400	$(16,899)

			(61,232)
Total Options Written (Premiums Received – $190,737) – (0.1%)			(120,556)
Total Investments, Net of TBA Sale Commitments and Options Written – 124.1%			205,972,227
Liabilities in Excess of Other Assets – (24.1)%			(39,954,099)

Net Assets – 100.0%			$166,018,128

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
UBS AG	$142,204	—

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Non-income producing security.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	All or a portion of security has been pledged as collateral in connection with swaps.

(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	—	$(2,496)
Barclays Plc	—	$355
Citigroup, Inc.	$808,609	$(18,375)
Credit Suisse Group AG	$(6,527,141)	$(32,567)
Deutsche Bank AG	$(1,170,641)	$711
Goldman Sachs Group, Inc.	$3,252,859	$(22,605)
JPMorgan Chase & Co.	$659,281	$3,676
Morgan Stanley	$485,172	$(4,344)
Nomura Trust and Banking Co. Ltd.	$3,410,969	$(15,477)
Royal Bank of Scotland Group Plc	$525,547	$1,281
UBS AG	—	$242
Wells Fargo & Co.	$(1,162,219)	$(688)
—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	Reverse repurchase agreements outstanding as of June 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank AG	(2.00)%	6/26/12	Open	$169,590	$169,647
BNP Paribas SA	0.01%	6/29/12	7/02/12	8,025,395	8,025,388
BNP Paribas SA	(0.08)%	6/29/12	7/02/12	3,859,793	3,859,819
Credit Suisse Group AG	0.01%	6/29/12	7/02/12	401,963	401,963
Credit Suisse Group AG	(0.09)%	6/29/12	7/02/12	18,032,677	18,032,812
Total				$30,489,418	$30,489,629

—	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
18	10-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	USD	2,311,307	$(15,487)
39	2-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	8,587,312	(2,480)
38	30-Year US Treasury Bond	Chicago Board of Trade	September 2012	USD	5,622,813	(33,161)
4	5-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	495,875	(12,011)
10	90-Day Euro-Dollar	Chicago Mercantile	December 2012	USD	2,487,375	512
2	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	495,925	(55)
20	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	4,955,250	(266)
21	90-Day Euro-Dollar	Chicago Mercantile	September 2015	USD	5,190,675	(1,497)
21	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	5,197,238	(1,103)
30	90-Day Euro-Dollar	Chicago Mercantile	December 2015	USD	7,404,375	(3,075)
Total						$(68,623)

—	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
29	Euro-Bund	Eurex	September 2012	USD	5,170,956	$69,025
58	3-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	USD	6,553,144	26,251
113	10-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	15,071,375	22,987
79	Ultra-Long US Treasury Bond	Chicago Board of Trade	September 2012	USD	13,180,656	(176,745)
34	90-Day Australia Bank Bill	Australian Securities Exchange	December 2012	USD	34,540,076	8,848
1	90-Day Euro-Dollar	Chicago Mercantile	March 2013	USD	248,688	(119)
29	3-Month Canadian Bankers Acceptance	The Montreal Exchange	June 2013	USD	7,032,806	(30,919)
1	90-Day Euro-Dollar	Chicago Mercantile	March 2014	USD	248,425	(40)
Total						$(80,712)

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 677,192	EUR 513,000	JPMorgan Chase & Co.	7/25/12	$27,878
USD 2,321,116	EUR 1,796,000	Royal Bank of Scotland Group Plc	7/25/12	47,884
Total				$75,762

—	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley	9/20/13	USD	1,170	$(7,142)
Radian Group, Inc.	5.00%	Citibank, Inc.	6/20/15	USD	750	196,696
Sara Lee Corp.	1.00%	JPMorgan Chase & Co.	3/20/17	USD	190	15
Total						$189,569

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging Markets Series 14, Version 1	5.00%	Morgan Stanley	12/20/15	USD	520	$4,040
Dow Jones CDX North America Investment Grade Index Series 16, Version 1	1.00%	Credit Suisse Group AG	6/20/16	USD	183	(1,919)
Dow Jones CDX North America Investment Grade Index Series 16, Version 1	1.00%	JPMorgan Chase & Co.	6/20/16	USD	10	(89)
Dow Jones CDX North America Investment Grade Index Series 17, Version 1	1.00%	Morgan Stanley	12/20/16	USD	1,790	(15,154)
MCDX North America Series 16, Version 1	1.00%	Morgan Stanley	6/20/21	USD	1,200	38,811
Total						$25,689

—	Credit default swaps on single-name issues—sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	170	$1,510
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	220	1,653
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	130	—
MetLife, Inc.	1.00%	Citibank, Inc.	12/20/16	A-	USD	158	(518)
MetLife, Inc.	1.00%	Citibank, Inc.	12/20/16	A-	USD	120	263
MetLife, Inc.	1.00%	Bank of America Corp.	3/20/17	A-	USD	280	(4,850)
MetLife, Inc.	1.00%	Citibank, Inc.	3/20/17	A-	USD	110	(1,905)
MetLife, Inc.	1.00%	UBS AG	3/20/17	A-	USD	80	(1,386)
Total							$(5,233)

[1]	Using Standard & Poor’s (“S&P’s”) rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

—	Credit default swaps on traded indexes—sold protection outstanding as of June 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]		Notional Amount (000)[4]	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD	455	$5,359
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD	911	5,056
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD	881	6,185
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Morgan Stanley	6/20/17	B+	USD	455	6,491
MCDX North America Series 14	0.00%	Goldman Sachs Group, Inc.	6/20/20	AA	USD	600	(14,415)
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A-	USD	275	5,339
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley	12/13/49	A+	USD	245	9,289
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley	2/17/51	A-	USD	245	7,479
Total							$30,783

[3]	Using S&P’s rating of the underlying securities.

[4]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	1,600	$(17,179)
1.72%[1]	3-month CBA	Deutsche Bank AG	5/03/14	CAD	4,430	(19,261)
1.72%[1]	3-month CBA	Morgan Stanley	5/03/14	CAD	4,430	(19,261)
0.54%[2]	3-month LIBOR	Barclays Plc	6/26/14	USD	6,200	(1,206)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	13,000	(1,447)
0.55%[1]	3-month LIBOR	Credit Suisse Group AG	7/03/14	USD	6,800	—
1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	2,500	(54,909)
1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	5,800	(127,388)
1.11%[1]	3-month LIBOR	Deutsche Bank AG	5/24/17	USD	500	(3,742)
1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	300	7,676
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	23,803
3.30%[1]	3-month LIBOR	Morgan Stanley	5/06/21	USD	700	(97,505)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(64,221)
2.36%[1]	3-month LIBOR	Citibank, Inc.	3/26/22	USD	800	(44,501)
2.82%[1]	3-month CBA	Deutsche Bank AG	5/18/22	CAD	900	608
2.86%[1]	3-month CBA	Morgan Stanley	5/23/22	CAD	900	(592)
1.76%[1]	3-month LIBOR	Citibank, Inc.	6/25/22	USD	800	1,459
1.72%[1]	3-month LIBOR	Deutsche Bank AG	7/02/22	USD	800	5,199
1.72%[2]	3-month LIBOR	Deutsche Bank AG	7/02/22	USD	600	(3,860)
Total						$(416,327)

[1]	Fund pays a fixed rate and receives floating rate.

[2]	Fund pays a floating rate and receives fixed rate.

—	Total return swaps outstanding as of June 30, 2012 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.18%[3]	Bank of America Corp.	10/06/21	USD	865	$(18,020)
Gross Return on the Markit IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Receives	1-month LIBOR	JPMorgan Chase & Co.	1/12/41	USD	590	(191)
Total							$(18,211)

[3]	Net payment made at termination.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments: Long-Term Investments: Asset-Backed Securities	—	$13,329,444	$2,030,690	$15,360,134
Corporate Bonds	—	50,738,061	908,000	51,646,061
Foreign Agency Obligations	—	6,332,725	—	6,332,725
Non-Agency Mortgage-Backed Securities	—	17,298,411	235,742	17,534,153
Preferred Securities	$225,913	1,682,830	—	1,908,743
Taxable Municipal Bonds	—	508,514	—	508,514
US Government Sponsored Agency Securities	—	115,186,512	—	115,186,512
US Treasury Obligations	—	52,863,370	—	52,863,370
Liabilities:
Investments:
TBA Sale Commitments	—	(55,300,845)	—	(55,300,845)

Total	$225,913	$202,639,022	$3,174,432	$206,039,367

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$288,186	—	$288,186
Interest rate contracts	$147,513	72,271	—	219,784
Foreign currency exchange contracts	—	75,762	—	75,762
Liabilities:
Credit contracts	—	(32,963)	$(14,415)	(47,378)
Interest rate contacts	(283,176)	(569,601)	—	(852,777)
Other contracts	—	(18,020)	—	(18,020)

Total	$(135,663)	$(184,365)	$(14,415)	$(334,443)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$526,000	—	—	$526,000
Cash pledged as collateral for swaps	400,000	—	—	400,000
Foreign currency	68,207	—	—	68,207
Liabilities:
Bank overdraft	—	$(123,805)	—	(123,805)
Reverse repurchase agreements	—	(30,489,629)	—	(30,489,629)

Total	$994,207	$(30,613,434)	—	$(29,619,227)

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuation are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non- Agency Mortgage- Backed Securities	Total
Assets:
Opening balance, as of December 31, 2011	$2,010,317	—	$397,891	$2,408,208
Transfers into Level 3[2]	—	—	—	—
Transfers out of Level 3[2]	(1,389,353)	—	(397,891)	(1,787,244)
Accrued discounts/ premiums	640	$(20)	1,795	2,415
Net realized gain (loss)	9,588	—	1,406	10,994
Net change in unrealized appreciation/ depreciation[3]	3,796	(252)	1,747	5,291
Purchases	1,846,890	908,272	250,335	3,005,497
Sales	(451,188)	—	(19,541)	(470,729)

Closing Balance, as of June 30, 2012	$2,030,690	$908,000	$235,742	$3,174,432

[2]

Transfers into and transfers out of Level 3 represent the beginning of the report period value. As of December 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $1,787,244 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2012 was $2,453.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Liabilities:
Opening balance, as of December 31, 2011	$(28,637)
Transfers into Level 3[1]	—
Transfers out of Level 3[1]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	14,222
Purchases	—
Issues[3]	—
Sales	—
Settlements[4]	—

Closing Balance, as of June 30, 2012	$(14,415)

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/ depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of June 30, 2012 was $13,444.

[3]	Issues represent upfront cash received on certain derivative financial instruments.

[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments as of the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$257,932,407)	$261,393,628
Cash pledged as collateral for financial futures contracts	526,000
TBA sale commitments receivable	55,186,613
Investments sold receivable	11,693,167
Interest receivable	1,325,869
Cash pledged as collateral for swaps	400,000
Unrealized appreciation on swaps	326,931
Variation margin receivable	223,627
Swap premiums paid	81,620
Unrealized appreciation on foreign currency exchange contracts	75,762
Foreign currency at value (cost—$69,585)	68,207
Principal paydowns receivable	43,799
Swaps receivable	11,349
Prepaid expenses	3,438
Other assets	89,970

Total assets	331,449,980

Liabilities:
Bank overdraft	123,805
Investments purchased payable	76,778,951
TBA sale commitments at value (proceeds—$55,186,613)	55,300,845
Reverse repurchase agreements	30,489,629
Swap premiums received	561,712
Unrealized depreciation on swaps	520,661
Income dividends payable	448,157
Capital shares redeemed payable	431,057
Swaps payable	126,350
Options written at value (premiums received—$190,737)	120,556
Interest expense payable	72,303
Investment advisory fees payable	67,327
Other affiliates payable	1,042
Other liabilities	289,143
Other accrued expenses payable	100,314

Total liabilities	165,431,852

Net Assets	$166,018,128

Net Assets Consist of:
Paid-in capital	$193,041,404
Undistributed net investment income	589,290
Accumulated net realized loss	(30,850,283)
Net unrealized appreciation/depreciation	3,237,717

Net Assets	$166,018,128

Net Asset Value:
Class I—Based on net assets of $166,018,128 and 14,165,786 shares outstanding, 600 million shares authorized, $0.10 par value	$11.72

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Interest	$3,544,521

Expenses:
Investment advisory	414,567
Transfer agent	61,218
Accounting services	41,403
Custodian	27,260
Professional	21,067
Printing	12,381
Officer and Directors	9,701
Miscellaneous	19,194

Total expenses excluding interest expense	606,791
Interest expense	13,275

Total expenses	620,066
Less transfer agent fees reimbursed—Class I	(59,333)
Less transfer agent fees reimbursed—Class III	(34)

Total expenses after fees reimbursed	560,699

Net investment income	2,983,822

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,696,932
Financial futures contracts	(480,041)
Foreign currency transactions	86,878
Options written	(234,657)
Borrowed bonds	673
Swaps	(354,775)

1,715,010

Net change in unrealized appreciation/depreciation on:
Investments	1,937,078
Financial futures contracts	(59,847)
Foreign currency transactions	(72,924)
Options written	346,018
Swaps	(490,812)

1,659,513

Total realized and unrealized gain	3,374,523

Net Increase in Net Assets Resulting from Operations	$6,358,345

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$2,983,822	$7,271,559
Net realized gain (loss)	1,715,010	(1,492,813)
Net change in unrealized appreciation/depreciation	1,659,513	4,935,687

Net increase in net assets resulting from operations	6,358,345	10,714,433

Dividends to Shareholders From:
Net investment income	(3,028,238)	(7,443,068)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(8,763,763)	(20,434,436)

Net Assets:
Total decrease in net assets	(5,433,656)	(17,163,071)
Beginning of period	171,451,784	188,614,855

End of period	$166,018,128	$171,451,784

Undistributed net investment income	$589,290	$633,706

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statement of Cash Flows Six Months Ended June 30, 2012 (Unaudited)

Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$6,358,345
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	248,625
Decrease in swaps receivable	45,413
Decrease in other assets	64,082
Decrease in prepaid expenses	592
Increase in variation margin receivable	(223,627)
Increase in cash pledged as collateral for swaps	(400,000)
Decrease in cash pledged as collateral for financial futures contracts	43,000
Decrease in investment advisory fees payable	(4,307)
Increase in interest expense payable	27,828
Increase in other affiliates payable	497
Increase in other accrued expenses payable	23,852
Decrease in variation margin payable	(53,757)
Increase in swaps payable	73,703
Decrease in other liabilities	(55,839)
Decrease in Officer’s and Directors’ fees payable	(294)
Net periodic and termination payments of swaps	(347,209)
Net realized and unrealized gain on investments	(3,827,533)
Amortization of premium and accretion of discount on investments	483,933
Premiums received from options written	624,188
Proceeds from sales and paydowns of long-term investments	1,046,053,377
Purchases of long-term investments	(1,037,074,168)
Proceeds from borrowed bond transactions	4,774,290
Payments for borrowed bond transactions	(4,773,617)
Premiums paid to close options written	(870,311)

Cash provided by operating activities	11,191,063

Cash Used for Financing Activities:
Increase in bank overdraft	123,805
Proceeds from issuance of shares	2,972,681
Cash payments on shares redeemed	(14,038,490)
Cash receipts from borrowings	215,982,542
Cash payments on borrowings	(217,582,651)
Cash dividends paid to shareholders	(497,237)

Cash used for financing activities	(13,039,350)

Cash Impact from Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	4,357

Cash and Foreign Currency:
Net decrease in cash and foreign currency	(1,843,930)
Cash and foreign currency at beginning of period	1,912,137

Cash and foreign currency at end of period	$68,207

Cash Flow Information:
Cash paid during the period for interest	$13,916

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$2,632,251

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010		2009		2008		2007
Per Share Operating Performance:
Net asset value, beginning of period	$11.49		$11.29		$10.82		$9.79		$11.77		$11.91

Net investment income[1]	0.20		0.46		0.50		0.57		0.58		0.56
Net realized and unrealized gain (loss)	0.23		0.21		0.53		1.12		(1.97)		(0.14)

Net increase (decrease) from investment operations	0.43		0.67		1.03		1.69		(1.39)		0.42

Dividends from net investment income	(0.20)		(0.47)		(0.56)		(0.66)		(0.59)		(0.56)

Net asset value, end of period	$11.72		$11.49		$11.29		$10.82		$9.79		$11.77

Total Investment Return:[2]
Based on net asset value	3.83%	[3]	6.07%		9.69%		17.79%		(12.13)%		3.65%

Ratios to Average Net Assets:
Total expenses	0.73%	[4]	0.69%		0.75%		0.66%		0.75%		0.57%

Total expenses after fees reimbursed and paid indirectly	0.66%	[4]	0.69%		0.75%		0.66%		0.75%		0.57%

Total expenses after fees reimbursed and paid indirectly and excluding interest expense and fees	0.65%	[4]	0.64%		0.63%		0.63%		0.61%		0.57%

Net investment income	3.53%	[4]	4.04%		4.46%		5.54%		5.20%		4.78%

Supplemental Data:
Net assets, end of period (000)	$166,018		$171,452		$188,615		$201,547		$217,700		$345,744

Portfolio turnover	506%	[5]	1,203%	[6]	1,331%	[7]	757%	[8]	787%	[9]	326%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 399%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 755%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 986%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 492%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 548%.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2007[1]
Per Share Operating Performance:
Net asset value, beginning of period	$11.91

Net investment income[2]	0.53
Net realized and unrealized loss	(0.13)

Net increase from investment operations	0.40

Dividends from net investment income	(0.53)

Net asset value, end of period	$11.78

Total Investment Return:[3]
Based on net asset value	3.44%

Ratios to Average Net Assets:
Total expenses	0.85%

Total expenses excluding interest expense	0.85%

Net investment income	4.49%

Supplemental Data:
Net assets, end of period (000)	—	[1]

Portfolio turnover	326%

[1]

There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011. Class III Shares recommenced on April 25, 2012 and subsequently redeemed all shares on June 19, 2012. As of June 30, 2012, there were no shares outstanding.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on June 19, 2012. Class III Shares are currently offered but not outstanding as of report date.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

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Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a

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prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations:    The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

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Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time.

Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

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TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, borrowed bonds and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates).

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

Realized gains and losses on investment transactions are determined on the identified cost basis. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (“FASA”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

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The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value — unaffiliated[2]	$219,784
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	75,762
Credit contracts	Unrealized appreciation on swaps	288,186
Total		$583,732

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps; Options written at value	$852,777
Credit contracts	Unrealized depreciation on swaps	47,378
Other contracts	Unrealized depreciation on swaps	18,020
Total		$918,175

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options[2]	Foreign Currency Transactions
Interest rate contracts	$(479,639)	$(384,000)	$(204,816)	—
Foreign currency exchange contracts	(402)	—	(29,841)	$4,727
Credit contracts	—	29,225	—	—

Total	$(480,041)	$(354,775)	$(234,657)	$4,727

Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[2]	Foreign Currency Transactions
Interest rate contracts	$(59,847)	$(185,410)	$29,287	—
Foreign currency exchange contracts	—	—	—	$(78,585)
Credit contracts	—	(295,768)	—	—

Total	$(59,847)	$(490,812)	$29,287	$(78,585)

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	164
Average number of contracts sold	342
Average notional value of contracts purchased	$31,163,179
Average notional value of contracts sold	$72,363,890
Foreign currency contracts:
Average number of contracts-US dollars purchased	3
Average number of contracts-US dollars sold	1
Average US dollar amounts purchased	$2,933,632
Average US dollar amounts sold	$554,782

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

Options:
Average number of option contracts purchased	139
Average number of option contracts written	90
Average notional value of option contracts purchased	$288,250
Average notional value of option contracts written	$164,500
Average number of station contracts purchased	6
Average number of station contracts written	10
Average notional value of swaption contracts purchased	$9,700,000
Average notional value of swaption contracts written	$18,900,000
Credit default swaps:
Average number of contracts-buy protection	8
Average number of contracts-sell protection	15
Average notional value-buy protection	$5,813,103
Average notional value-sell protection	$4,241,350
Interest rate swaps:
Average number of contracts-pays fixed rate	16
Average number of contracts-receives fixed rate	5
Average notional value-pays fixed rate	$35,155.242
Average notional value-receives fixed rate	$5,300,000
Total return swaps:
Average number of contracts	3
Average notional value	$1,764,708

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and the BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.50%
$250 million — $500 million	0.45%
$500 million — $750 million	0.40%
Greater than $750 million	0.35%

For the six months June 30, 2012, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $310,103,267.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $980 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed – class specific in the Statement of Operations.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $728,371,500 and $738,562,148, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2012 were $298,926,970 and $287,442,626, respectively.

For the six months ended June 30, 2012, purchases and sales of mortgage dollar rolls were $216,665,285 and $216,806,027, respectively.

Transactions in options written for the six months ended June 30, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$10,400	$285,662
Options written	107	5,600	186,863
Options exercised	(7)	(6,200)	(110,589)
Options expired	—	—	—
Options closed	—	(8,100)	(316,513)

Outstanding options, end of period	100	$1,700	$45,423

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$11,833	$303,567
Options written	498	30,400	437,325
Options exercised	—	—	—
Options expired	(125)	(7,633)	(143,114)
Options closed	(294)	(25,100)	(452,464)

Outstanding options, end of period	79	$9,500	$145,314

5.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$3,521,689
2017	24,152,425
No expiration date[1]	3,360,657

Total	$31,034,771

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$257,956,433

Gross unrealized appreciation	$5,739,557
Gross unrealized depreciation	(2,302,362)

Net unrealized appreciation	$3,437,195

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

For the six months ended June 30, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements and treasury roll transactions for the Fund were $22,514,032 and 0.12%, respectively.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	219,617	$2,559,249	422,447	$4,788,754
Shares issued to shareholders in reinvestment of dividends	227,013	2,631,456	659,752	7,504,554
Shares redeemed	(1,200,086)	(13,954,468)	(2,876,648)	(32,727,744)

Net decrease	(753,456)	$(8,763,763)	(1,794,449)	$(20,434,436)

Class III
Shares sold	26,091	$304,261	—	—
Shares issued to shareholders in reinvestment of dividends	68	795	—	—
Shares redeemed	(26,159)	(305,056)	—	—

Net decrease	—	—	—	—

Total net decrease	(753,456)	$(8,763,763)	(1,794,449)	$(20,434,436)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock U.S. Government Bond V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund’s Class I Shares outperformed the benchmark Barclays US Government/Mortgage Index, while its Class III Shares performed in line with the index.

What factors influenced performance?

—

Security selection and positioning in the coupon stack within agency mortgages was the largest contributor to performance. The Fund’s preference to hold 30-year agency mortgages versus 15-year issues also added to returns, as 30-year issues outperformed 15-year issues during the six-month period. Exposure to supranationals (international organizations/unions whose member states transcend national boundaries or interests to share in the decision-making and vote on issues pertaining to the wider group) also contributed positively.

—

Active management of duration (sensitivity to interest rates) during the second quarter of 2012 was the primary detractor from performance. The Fund maintained a short duration bias versus the benchmark index, which hampered results as interest rates fell across the yield curve. Security selection within US Treasuries also negatively impacted returns.

—

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Fund. During the period, the use of futures and interest rate swaps to manage portfolio duration detracted from performance. The Fund’s cash position did not materially impact performance.

Describe recent portfolio activity.

—

During the six-month period, portfolio composition was roughly unchanged. The Fund added exposure to US Treasuries, reducing its underweight in the segment. The Fund tactically traded coupon exposure within agency mortgage-backed securities (MBS) and exposure to the sector was modestly reduced following strong performance. The Fund moved to a short duration position versus the benchmark during the period.

Describe portfolio positioning at period end.

—

As of period end, within government-related sectors, the Fund was slightly underweight in US Treasuries and overweight in agency mortgages, which offer attractive carry (income). Portfolio management remains constructive on agency MBS, but continues to actively manage allocation given pre-payment expectations. With respect to coupon exposure, the Fund remains overweight in certain select low coupons (3.5%) and high coupons (6.5%) on the wings of the yield curve. The Fund remains underweight in the belly of the yield curve, which appears most vulnerable to effects from the latest version of the Home Affordable Refinance Program. The Fund continues to hold modest exposure outside of the benchmark index to high-quality supranationals, and Fund management will actively manage this allocation and look for buying opportunities. The Fund ended the period with short duration versus that of the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests, under normal circumstances, at least 80% of its net assets in bonds that are issued or guaranteed by the US Government and its agencies.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”. The returns for Class III Shares prior to May 9, 2012, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]	This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and Freddie Mac.

[4]	This index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2012

	Standardized 30-Day Yield	6-Month Total Returns[6]		Average Annual Total Returns
				1 Year[6]		5 Years[6]		10 Years[6]
Class I Shares[5]	1.97%	1.69%		6.33%		5.54%		4.52%
Class III Shares[5]	1.66	1.56	[7]	6.06	[7]	5.28	[7]	4.26	[7]
Barclays US Government/Mortgage Index	—	1.56		6.79		6.67		5.38
Barclays Mortgage-Backed Securities Index	—	1.66		4.97		6.67		5.40

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to May 9, 2012, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Fund Information as of June 30, 2012

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	70%
US Treasury Obligations	28
Corporate Bonds	2

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]
	Including Interest Expense
Class I	$1,000.00	$1,016.90	$3.41	$1,000.00	1,021.46	3.42	0.68%
Class III	$1,000.00	$1,015.60	$1.45	$1,000.00	1,023.46	1.45	1.01%

	Excluding Interest Expense
Class I	$1,000.00	$1,016.90	$3.31	$1,000.00	1,021.56	3.32	0.66%
Class III	$1,000.00	$1,015.60	$1.42	$1,000.00	1,023.46	1.42	0.99%

[1]

For Class I of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). For Class III of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 53/366.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, swaps and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative finan-

cial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Commercial Banks — 1.8%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	$1,690	$1,702,567
Bank of Scotland Plc, 5.25%, 2/21/17 (a)	200	220,026
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (a)	500	526,227

		2,448,820
Electric Utilities — 1.2%
Hydro-Quebec:
8.40%, 1/15/22	375	542,519
8.05%, 7/07/24	805	1,190,741

		1,733,260
Thrifts & Mortgage Finance — 0.7%
Cie de Financement Foncier, 2.50%, 9/16/15 (a)	700	702,471
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	200	216,635

		919,106
Total Corporate Bonds — 3.7%		5,101,186

Foreign Agency Obligations
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	375	378,702
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	95	98,496
Series E, 5.25%, 7/02/12	320	320,000
Total Foreign Agency Obligations — 0.6%		797,198

US Government Sponsored Agency Securities
Agency Obligations — 3.2%
Fannie Mae:
1.63%, 10/26/15	3,880	4,018,947
2.91%, 10/09/19 (b)	520	421,497

		4,440,444
Collateralized Mortgage Obligations — 10.3%
Freddie Mac Mortgage-Backed Securities, Series K013, Class A2, 3.97%, 1/25/21 (c)	2,920	3,274,812
Ginnie Mae Mortgage-Backed Securities, Class Z (c):
Series 2004-43, 4.50%, 6/16/44	4,661	5,080,001
Series 2004-45, 5.71%, 6/16/45	5,136	5,879,978

		14,234,791
Federal Deposit Insurance Corporation Guaranteed — 1.2%
General Electric Capital Corp.:
2.00%, 9/28/12	1,300	1,305,329
2.13%, 12/21/12	365	368,146

		1,673,475

US Government Sponsored Agency Securities	Par (000)	Value

Interest Only Collateralized Mortgage Obligations — 0.6%
Ginnie Mae Mortgage-Backed Securities (c):
Series 2002-83, Class IO, 0.28%, 10/16/42	$20,522	$64,684
Series 2003-109, Class IO, 0.24%, 11/16/43	14,532	51,806
Series 2003-17, Class IO, 0.51%, 3/16/43	29,764	284,958
Series 2004-77, Class IO, 0.38%, 9/16/44	27,986	332,137
Series 2004-9, Class IO, 0.43%, 3/16/34	10,454	131,898

		865,483
Mortgage-Backed Securities — 105.8%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/27-7/01/42 (d)	4,100	4,275,578
3.09%, 3/01/41 (c)	233	243,931
3.15%, 3/01/41 (c)	348	363,352
3.31%, 12/01/40 (c)	390	410,728
3.33%, 6/01/41 (c)	262	276,202
3.48%, 9/01/41 (c)	286	301,087
3.50%, 11/01/26-7/01/42 (d)	19,803	20,876,389
4.00%, 2/01/25-7/01/42 (d)	22,561	24,139,913
4.50%, 2/01/25-6/01/41	12,166	13,135,787
5.00%, 7/01/27-8/01/42 (d)	6,878	7,456,369
5.50%, 11/01/21-8/01/42 (d)	14,011	15,294,271
6.00%, 4/01/35-8/01/42 (d)	8,799	9,702,964
6.50%, 5/01/40	4,063	4,587,575
Freddie Mac Mortgage-Backed Securities:
3.04%, 2/01/41 (c)	384	401,813
4.00%, 7/01/42 (d)	3,500	3,713,828
4.50%, 7/01/42-8/01/42 (d)	4,800	5,125,125
5.00%, 3/01/38-7/01/42 (d)	16,500	17,742,490
5.50%, 4/01/38-1/01/40	1,476	1,605,734
8.00%, 12/01/29-7/01/30	124	152,688
Ginnie Mae Mortgage-Backed Securities:
4.00%, 7/01/42 (d)	3,300	3,603,703
4.50%, 7/01/42 (d)	9,100	9,948,859
5.50%, 1/15/34	2,554	2,855,305

		146,213,691
Total US Government Sponsored Agency Securities — 121.1%		167,427,884

US Treasury Obligations
US Treasury Bonds:
3.13%, 2/15/42	5,285	5,676,418
3.00%, 5/15/42	8,415	8,813,400
US Treasury Inflation Indexed Bonds, 2.13%, 2/15/41	257	367,375
US Treasury Notes:
0.13%, 9/30/13	6,195	6,183,143
0.25%, 5/31/14	770	769,037
0.50%, 8/15/14	795	797,670

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

LIBOR	London Interbank Offered Rate
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value

US Treasury Notes: (concluded)
0.38%, 6/15/15	$5,505	$5,500,271
0.63%, 5/31/17 (e)	5,350	5,325,342
0.75%, 6/30/17	8,160	8,168,291
1.13%, 5/31/19	645	646,007
1.00%, 6/30/19	640	634,900
1.75%, 5/15/22 (e)	23,475	23,665,734
Total US Treasury Obligations — 48.2%		66,547,588
Total Long-Term Investments (Cost — $235,965,417) — 173.6%		239,873,856

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (f)(g)	15,288,080	15,288,080
Total Short-Term Securities (Cost — $15,288,080) — 11.1%		15,288,080

Options Purchased	Contracts
Exchange-Traded Call Options — 0.0%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 99.00, Expires 8/10/12	83	9,338

Options Purchased	Notional Amount (000)

Over-the-Counter Interest Rate Put Swaptions — 0.0%
Pay a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG	$5,000	4,165
Pay a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG	1,300	1,083
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG	2,300	3,590
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG	6,500	10,145
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	800	21,057

		40,040
Total Options Purchased (Cost — $242,467) — 0.0%		49,378
Total Investments Before TBA Sale Commitments and Options Written (Cost — $251,495,964) — 184.7%		255,211,314

TBA Sale Commitments (d)	Par (000)	Value

Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/27-7/01/42	$2,800	$(2,920,125)
3.50%, 7/01/27-7/01/42	7,100	(7,472,063)
4.00%, 7/01/42-8/01/42	18,400	(19,576,189)
4.50%, 7/01/42	10,800	(11,584,687)
5.00%, 7/01/42	700	(757,531)
5.50%, 7/01/42	7,800	(8,508,093)
6.00%, 7/01/42	4,900	(5,384,640)
Freddie Mac Mortgage-Backed Securities:
4.50%, 7/01/42	2,400	(2,563,125)
5.00%, 7/01/42	11,000	(11,823,282)
Ginnie Mae Mortgage-Backed Securities, 5.50%, 7/01/42	2,500	(2,773,828)
Total TBA Sale Commitments (Proceeds — $73,242,474) — (53.1)%		(73,363,563)

Options Written	Contracts
Exchange-Traded Call Options — (0.0)%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price USD 99.13, Expires 8/10/12	83	(3,112)

	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — (0.2)%
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase & Co.	$2,000	(217,485)
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc	1,100	(9,690)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.	400	(41,653)

		(268,828)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG	5,000	(577)
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG	1,300	(150)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, Expires 9/04/12, Broker JPMorgan Chase & Co.	400	(184)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Morgan Stanley	2,000	(1,895)
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase & Co.	2,000	(6,587)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc	1,100	(12,871)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	1,600	(21,164)

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.	$400	$(16,899)

		(60,327)
Total Options Written (Premiums Received — $307,926) — (0.3%)		(332,267)
Total Investments, Net of TBA Sale Commitments and Options Written — 131.3%		181,515,484
Liabilities in Excess of Other Assets — (31.3)%		(43,352,633)

Net Assets — 100.0%		$138,162,851

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	—	$1,070
Barclays Plc	—	$199
Citigroup, Inc	$(1,635,828)	$(72,141)
Credit Suisse Group AG	$9,135,125	$30,840
Deutsche Bank AG	$(1,277,063)	$953
Goldman Sachs Group, Inc	$(2,285,720)	$(40,044)
JPMorgan Chase & Co	$4,659,813	$7,039
Morgan Stanley	$(2,770,047)	$(2,367)
Nomura Trust and Banking Co., Ltd.	—	$(219)
Royal Bank of Scotland Group Plc .	$945,984	$(7,844)
Wells Fargo & Co.	$(1,162,219)	$(688)

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,840,611	13,447,469	15,288,080	$6,778

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)

—	Reverse repurchase agreements outstanding as of June 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
BNP Paribas SA	(0.08)%	6/29/12	7/02/12	$5,356,640	$5,356,687
Credit Suisse Group AG	(0.09)%	6/29/12	7/02/12	23,738,856	23,739,094
Total				$29,095,496	$29,095,781

—	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1	2-Year US Treasury Note	Chicago Board of Trade	September 2012	$ 220,188	$(33)
29	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$ 7,215,200	4,133
29	90-Day Euro-Dollar	Chicago Mercantile	December 2012	$ 7,213,388	5,238
16	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$ 3,979,000	3,000
24	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$ 5,967,000	5,132
27	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$ 6,711,525	5,988
25	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$ 6,212,500	6,119
2	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$ 496,850	219
Total					$29,796

—	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
86	5-Year US Treasury Note	Chicago Board of Trade	September 2012	$10,661,313	$1,970
118	10-Year US Treasury Note	Chicago Board of Trade	September 2012	$15,738,250	17,251
61	30-Year US Treasury Bond	Chicago Board of Trade	September 2012	$9,026,094	48,618
41	Ultra Long US Treasury Bond	Chicago Board of Trade	September 2012	$6,840,594	(95,969)
Total					$(28,130)

—	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.33%[1]	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,900	$15,969
0.54%[1]	3-month LIBOR	Barclays Plc	6/26/14	$5,100	(992)
0.55%[2]	3-month LIBOR	Credit Suisse Group AG	7/03/14	$5,600	—
2.36%[1]	3-month LIBOR	Citigroup, Inc.	12/20/15	$2,200	125,464
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	$2,100	(46,123)
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	$4,800	(105,424)
1.36%[1]	3-month LIBOR	Deutsche Bank AG	3/26/17	$1,300	26,773
1.74%[1]	3-month LIBOR	Deutsche Bank AG	3/30/18	$400	10,234
2.74%[2]	3-month LIBOR	Citigroup, Inc.	9/21/20	$400	(37,097)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	$500	37,130
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	$500	39,888
3.18%[2]	3-month LIBOR	Deutsche Bank AG	12/07/20	$10,000	(1,280,385)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	$2,920	(398,990)
2.27%[1]	3-month LIBOR	Deutsche Bank AG	3/30/22	$200	9,626
2.09%[1]	3-month LIBOR	Morgan Stanley	5/01/22	$100	2,992
1.76%[2]	3-month LIBOR	Citigroup, Inc.	6/25/22	$1,300	2,371
1.72%[2]	3-month LIBOR	Deutsche Bank AG	7/02/22	$1,300	8,448
2.85%[2]	3-month LIBOR	Bank of America Corp.	2/09/42	$200	(14,465)
Total					$(1,604,581)

[1]	Fund pays a floating rate and receives fixed rate.

[2]	Fund pays a fixed rate and receives floating rate.

—	Total return swaps outstanding as of June 30, 2012 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.18%[3]	Bank of America Corp.	10/06/21	$735	$(15,312)

[3]	Net payment made at termination.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (concluded)

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to vatuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$239,873,856	—	$239,873,856
Short-Term Securities	$15,288,080	—	—	15,288,080
Liabilities:
Investments:
TBA Sale Commitments	—	(73,363,563)	—	(73,363,563)
Total	$15,288,080	$166,510,293	—	$181,798,373

[1]	See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$107,006	$318,936	—	$425,942
Liabilities:
Interest rate contracts	(99,114)	(2,212,632)	—	(2,311,746)
Other contracts	—	(15,312)	—	(15,312)
Total	$7,892	$(1,909,008)	—	$(1,901,116)

[2]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instruments and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$582,000	—	—	$582,000
Cash pledged as collateral for swaps	2,005,000	—	—	2,005,000
Liabilities:
Reverse repurchase agreements	—	$(29,095,781)	—	(29,095,781)
Total	$2,587,000	$(29,095,781)	—	$(26,508,781)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$236,207,884)	$239,923,234
Investments at value—affiliated (cost—$15,288,080)	15,288,080
Cash pledged as collateral for financial futures contracts	582,000
TBA sale commitments receivable	73,242,474
Investments sold receivable	16,517,698
Cash pledged as collateral for swaps	2,005,000
Capital shares sold receivable	886,751
Interest receivable	657,261
Variation margin receivable	307,019
Unrealized appreciation on swaps	278,895
Swaps receivable	33,767
Principal paydown receivable	14,502
Prepaid expenses	1,576
Other assets	68,076

Total assets	349,806,333

Liabilities:
Investments purchased payable	105,905,469
TBA sale commitments at value (proceeds—$73,242,474)	73,363,563
Reverse repurchase agreements	29,095,781
Unrealized depreciation on swaps	1,898,788
Options written at value (premiums received—$307,926)	332,267
Income dividends payable	260,493
Capital shares redeemed payable	216,582
Swaps payable	72,593
Investment advisory fees payable	56,186
Other affiliates payable	830
Other liabilities	378,658
Other accrued expenses payable	62,272

Total liabilities	211,643,482

Net Assets	$138,162,851

Net Assets Consist of:
Paid-in capital	$135,491,099
Undistributed net investment income	961,381
Accumulated net realized loss	(241,322)
Net unrealized appreciation/depreciation	1,951,693

Net Assets	$138,162,851

Net Asset Value:
Class I—Based on net assets of $138,011,926 and 12,771,179 shares outstanding, 300 million shares authorized, $0.10 par value	$10.81

Class III—Based on net assets of $150,925 and 13,961 shares outstanding, 100 million shares authorized, $0.10 par value	$10.81

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Interest	$2,206,402
Dividends—affiliated	6,778

Total income	2,213,180

Expenses:
Investment advisory	351,058
Distribution—Class III	54
Transfer agent—Class I	53,477
Transfer agent—Class III	33
Custodian	26,676
Accounting services	26,280
Professional	26,185
Printing	13,338
Officer and Directors	9,865
Miscellaneous	14,640

Total expenses excluding interest expense	521,606
Interest expense	8,271

Total expenses	529,877
Less fees waived by advisor	(3,818)
Less transfer agent fees reimbursed—Class I	(50,906)
Less transfer agent fees reimbursed—Class III	(19)

Total expenses after fees waived and reimbursed	475,134

Net investment income	1,738,046

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	4,195,273
Financial futures contracts	(898,552)
Options written	242,681
Borrowed bonds	(883)
Swaps	(437,979)

3,100,540

Net change in unrealized appreciation/depreciation on:
Investments	(2,212,303)
Financial futures contracts	(123,966)
Options written	247,926
Swaps	(408,312)

(2,496,655)

Total realized and unrealized gain	603,885

Net Increase in Net Assets Resulting from Operations	$2,341,931

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$1,738,046	$4,433,348
Net realized gain	3,100,540	2,581,709
Net change in unrealized appreciation/depreciation	(2,496,655)	2,375,815

Net increase in net assets resulting from operations	2,341,931	9,390,872

Dividends to Shareholders From:
Net investment income:
Class I	(1,711,618)	(5,098,459)
Class III	(467)	—

Decrease in net assets resulting from dividends to shareholders	(1,712,085)	(5,098,459)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(8,353,170)	(50,722,756)

Net Assets:
Total decrease in net assets	(7,723,324)	(46,430,343)
Beginning of period	145,886,175	192,316,518

End of period	$138,162,851	$145,886,175

Undistributed net investment income	$961,381	$935,420

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$10.76		$10.45	$9.99	$10.81	$10.32	$10.43

Net investment income[1]	0.18		0.29	0.39	0.41	0.37	0.47
Net realized and unrealized gain (loss)	0.00		0.36	0.46	(0.59)	0.41	(0.07)

Net increase (decrease) from investment operations	0.18		0.65	0.85	(0.18)	0.78	0.40

Dividends and distributions from:
Net investment income	(0.13)		(0.34)	(0.39)	(0.39)	(0.27)	(0.44)
Net realized gain	—		—	—	(0.25)	(0.02)	(0.07)

Total dividends and distributions	(0.13)		(0.34)	(0.39)	(0.64)	(0.29)	(0.51)

Net asset value, end of period	$10.81		$10.76	$10.45	$9.99	$10.81	$10.32

Total Investment Return:[2]
Based on net asset value	1.69%	[3]	6.31%	8.67%	(1.64)%	7.69%	4.06%

Ratios to Average Net Assets:
Total expenses	0.75%	[4]	0.66%	0.75%	0.66%	0.87%	0.91%

Total expenses after fees waived and/or reimbursed	0.68%	[4]	0.66%	0.75%	0.65%	0.86%	0.91%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.66%	[4]	0.66%	0.63%	0.61%	0.61%	0.63%

Net investment income	2.48%	[4]	2.80%	3.68%	3.90%	3.58%	4.70%

Supplemental Data:
Net assets, end of period (000)	$138,012		$145,886	$192,317	$222,581	$239,024	$238,557

Portfolio turnover	766%	[5]	2,601%[6]	3,289%[7]	2,909%[8]	5,353%[9]	2,305%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 586%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,825%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 2,400%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 2,227%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 4,916%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Financial Highlights (concluded)

	Class III
	Period May 9, 2012[1] to June 30, 2012 (Unaudited)		Year Ended December 31, 2007[2]
Per Share Operating Performance:
Net asset value, beginning of period	$10.77		$10.42

Net investment income[3]	0.05		0.44
Net realized and unrealized gain (loss)	0.02		(0.07)

Net increase from investment operations	0.07		0.37

Dividends and distributions from:
Net investment income	(0.03)		(0.42)
Net realized gain	—		(0.07)

Total dividends and distributions	(0.03)		(0.49)

Net asset value, end of period	$10.81		$10.30

Total Investment Return:[4]
Based on net asset value	0.68%	[5]	3.71%

Ratios to Average Net Assets:
Total expenses	1.10%	[6]	1.60%

Total expenses after fees waived and/or reimbursed	1.01%	[6]	1.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.99%	[6]	1.32%

Net investment income	0.28%	[6]	4.26%

Supplemental Data:
Net assets, end of period (000)	$151		$—	[2]

Portfolio turnover	766%	[7]	2,305%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 586%.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Margland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock U.S. Government Bond V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III shares were redeemed on December 31, 2007, and sales of Class III shares recommenced on May 9, 2012.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie

Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions, the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as interest rate risk, or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:     The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value-unaffiliated[2]	$425,942
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value-unaffiliated[2]	$(2,311,746)
Other contracts	Unrealized depreciation on swaps[1]	(15,312)
Total		$(2,327,058)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(898,552)
Swaps	(437,979)
Options[1]	26,547

Total	$(1,309,984)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(123,966)
Swaps	(400,126)
Options[1]	175,716
Other contracts:
Swaps	(8,186)

Total	$(356,562)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	163
Average number of contracts sold .	304
Average notional value of contracts purchased	$40,505,200
Average notional value of contracts sold	$41,152,105
Options:
Average number of option contracts purchased	42
Average number of option contracts written	49
Average notional value of option contracts purchased	$103,750
Average notional value of option contracts written	$110,750
Average number of swaption contracts purchased	5
Average number of swaption contracts written	12
Average notional value of swaption contracts purchased	$13,650,000
Average notional value of swaption contracts written	$24,150,000
Interest rate swaps:
Average number of contracts-pays fixed rate	9
Average number of contracts-receives fixed rate	9
Average notional value-pays fixed rate	$25,320,000
Average notional value-receives fixed rate	$9,950,000
Total return swaps:
Average number of contracts	1
Average notional value	$735,000

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.50%
$1 billion — $3 billion	0.47
$3 billion — $5 billion	0.45
$5 billion — $10 billion	0.44
Greater than $10 billion	0.43

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $845 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed – class specific in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $965,042,678 and $976,595,169, respectively.

For the six months ended June 30, 2012, purchases and sales of US government securities were $312,866,023 and $306,569,540, respectively.

For the six months ended June 30, 2012, purchases and sales of mortgage dollar rolls were $299,042,152 and $299,285,115, respectively.

Transactions in options written for the six months ended June 30, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$9,800	$262,787
Options written	118	4,800	170,840
Options exercised	(6)	(6,100)	(108,057)
Options closed	(29)	(5,000)	(215,210)
Options expired	—	—	—

Outstanding options, end of period	83	$3,500	$110,360

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$9,800	$262,788
Options written	129	38,800	404,848
Options exercised	—	—	—
Options closed.	(96)	(28,700)	(351,205)
Options expired	(33)	(6,100)	(118,865)

Outstanding options, end of period	—	$13,800	$197,566

5.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$2,306,097
No expiration date[1]	707,502

Total	$3,013,599

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost.	$251,499,828

Gross unrealized appreciation	$4,665,958
Gross unrealized depreciation	(954,472)

Net unrealized appreciation/depreciation	$3,711,486

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

For the six months ended June 30, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements and treasury roll transactions for the Fund were $9,969,619 and 0.08%, respectively.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	219,526	$2,362,432	363,650	$3,873,139
Shares issued to shareholders in reinvestment of dividends	166,753	1,793,433	491,931	5,178,336
Shares redeemed	(1,177,299)	(12,659,391)	(5,692,335)	(59,774,231)

Net decrease	(791,020)	$(8,503,526)	(4,836,754)	$(50,722,756)

Class III[1]
Shares sold	13,942	$150,151	—	—
Shares issued to shareholders in reinvestment of dividends	20	213	—	—
Shares redeemed	(1)	(8)	—	—

Net decrease	(13,961)	$(150,356)	—	—

Total net decrease	(777,059)	$(8,353,170)	(4,836,754)	$(50,722,756)

[1]	For the period May 9, 2012 (recommencement of operations) to June 30, 2012.

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Value Opportunities V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Value Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund underperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

—

An overweight to the energy sector detracted from the Fund’s performance relative to the benchmark index. Stock selection within energy also hurt returns, especially among oil & gas exploration & production names as the sub-industry struggled in an environment of weak commodity prices. Stock selection and an underweight in the consumer discretionary sector also detracted, most notably within the specialty retail and textiles, apparel & luxury goods stocks.

—

Contributing positively to performance during the period was an overweight and stock selection in health care, where notable performers included equipment & supplies company NuVasive, Inc. and biotechnology firm Arena Pharmaceuticals, Inc., producer of the first weight-loss drug to be approved by the US Food & Drug Administration in over a decade.

Describe recent portfolio activity.

—

During the period, the Fund increased exposure to consumer discretionary stocks, especially in the household durables industry. The Fund also increased exposure to the health care sector, notably in the providers & services and the equipment & supplies industries. Conversely, the Fund trimmed holdings in the information technology sector (“IT”), particularly among internet-related names. The Fund also reduced exposure to industrials, especially machinery companies, and reduced its allocation to utilities stocks.

Describe portfolio positioning at period end.

—

At period end, the Fund’s most significant sector positions relative to the S&P SmallCap 600® Value Index included overweights in health care and energy, and underweights in financials, industrials, consumer staples and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	6.88%	(3.48)%	(1.37)%	5.80%
Class II Shares[4]	6.77	(3.61)	(1.52)	5.64
Class III Shares[4]	6.74	(3.68)	(1.59)	5.42	[6]
S&P SmallCap 600® Value Index	7.30	1.74	0.27	6.97

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Fund Information as of June 30, 2012

Sector Allocations	Percent of Long-Term Investments
Financials	19%
Industrials	18
Health Care	15
Consumer Discretionary	15
Information Technology	14
Energy	9
Materials	5
Utilities	4
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,068.80	$4.37	$1,000.00	$1.020.63	$4.27	0.85%
Class II	$1,000.00	$1,067.70	$5.19	$1,000.00	$1,019.85	$5.07	1.01%
Class III	$1,000.00	$1,067.40	$5.55	$1,000.00	$1,019.48	$5.42	1.08%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.8%
Curtiss-Wright Corp.	36,600	$1,136,430
Esterline Technologies Corp. (a)	34,000	2,119,900
The KEYW Holding Corp. (a)	99,400	997,976
Moog, Inc., Class A (a)(b)	50,800	2,100,580
Orbital Sciences Corp. (a)	137,500	1,776,500
Spirit AeroSystems Holdings, Inc., Class A (a)	117,000	2,788,110

		10,919,496
Automobiles — 0.4%
Thor Industries, Inc.	34,600	948,386
Beverages — 0.7%
Cott Corp. (a)	188,700	1,549,227
Biotechnology — 0.6%
MannKind Corp. (a)(b)	270,700	619,903
Pacific Biosciences of California, Inc. (a)	120,700	261,919
XOMA Corp. (a)(b)	142,900	428,700

		1,310,522
Capital Markets — 0.3%
Investment Technology Group, Inc. (a)	85,800	789,360
Chemicals — 2.3%
Ferro Corp. (a)	68,400	328,320
Huntsman Corp.	87,400	1,130,956
OM Group, Inc. (a)(b)	36,000	684,000
Rockwood Holdings, Inc.	58,500	2,594,475
Spartech Corp. (a)	86,700	448,239

		5,185,990
Commercial Banks — 8.6%
Banner Corp.	39,928	874,823
BBCN Bancorp, Inc. (a)	147,700	1,608,453
Boston Private Financial Holdings, Inc.	145,753	1,301,574
Columbia Banking System, Inc.	12,100	227,722
F.N.B Corp.	54,000	586,980
First Financial Bankshares, Inc.	15,900	549,504
Glacier Bancorp, Inc.	130,700	2,024,543
National Penn Bancshares, Inc.	221,600	2,120,712
Old National Bancorp	98,700	1,185,387
Pinnacle Financial Partners, Inc. (a)(b)	91,100	1,777,361
PrivateBancorp, Inc.	108,300	1,598,508
Susquehanna Bancshares, Inc.	189,300	1,949,790
UMB Financial Corp.	33,800	1,731,574
Umpqua Holdings Corp.	157,900	2,077,964

		19,614,895
Commercial Services & Supplies — 0.5%
ACCO Brands Corp. (a)	80,300	830,302
EnerNOC, Inc. (a)	40,516	293,336

		1,123,638
Communications Equipment — 2.3%
Arris Group, Inc. (a)(b)	202,900	2,822,339
Finisar Corp. (a)	16,100	240,856
Harmonic, Inc. (a)	223,400	951,684
Polycom, Inc. (a)	109,800	1,155,096

		5,169,975

Common Stocks	Shares	Value

Computers & Peripherals — 1.5%
NCR Corp. (a)	92,000	$2,091,160
QLogic Corp. (a)	91,800	1,256,742

		3,347,902
Construction & Engineering — 0.7%
KBR, Inc.	60,400	1,492,484
Containers & Packaging — 0.7%
Packaging Corp. of America	19,600	553,504
Rock-Tenn Co., Class A	19,100	1,041,905

		1,595,409
Electric Utilities — 1.9%
Allete, Inc.	50,900	2,127,620
El Paso Electric Co.	25,577	848,133
Hawaiian Electric Industries, Inc.	48,100	1,371,812

		4,347,565
Electronic Equipment, Instruments & Components — 2.2%
Checkpoint Systems, Inc. (a)(b)	52,200	454,662
Ingram Micro, Inc., Class A (a)	107,900	1,885,013
Rofin-Sinar Technologies, Inc. (a)	59,000	1,116,870
ScanSource, Inc. (a)(b)	55,000	1,685,200

		5,141,745
Energy Equipment & Services — 1.4%
Oil States International, Inc. (a)	15,300	1,012,860
Pioneer Drilling Co. (a)(b)	127,143	1,013,330
Tetra Technologies, Inc. (a)(b)	150,900	1,075,917

		3,102,107
Food & Staples Retailing — 0.1%
The Fresh Market, Inc. (a)	3,300	176,979
Gas Utilities — 0.8%
Southwest Gas Corp.	43,900	1,916,235
Health Care Equipment & Supplies — 5.3%
CONMED Corp.	47,900	1,325,393
Hansen Medical, Inc. (a)(b)	376,100	853,747
Invacare Corp.	133,900	2,066,077
NuVasive, Inc. (a)	146,300	3,710,168
OraSure Technologies, Inc. (a)	150,988	1,697,105
Wright Medical Group, Inc. (a)(b)	113,700	2,427,495

		12,079,985
Health Care Providers & Services — 7.0%
Brookdale Senior Living, Inc. (a)(b)	132,300	2,347,002
Coventry Health Care, Inc.	120,500	3,830,695
Gentiva Health Services, Inc. (a)(b)	213,704	1,480,969
Health Net, Inc. (a)	44,424	1,078,170
Healthways, Inc. (a)	191,900	1,531,362
Kindred Healthcare, Inc. (a)(b)	190,167	1,869,342
LCA-Vision, Inc. (a)	190,600	819,580
Tenet Healthcare Corp. (a)	586,374	3,072,600

		16,029,720

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure — 2.3%
Gaylord Entertainment Co. (a)(b)	58,600	$2,259,616
Papa John’s International, Inc. (a)	37,900	1,802,903
Ruby Tuesday, Inc. (a)(b)	161,400	1,099,134

		5,161,653
Household Durables — 1.9%
KB Home (b)	114,300	1,120,140
MDC Holdings, Inc.	25,900	846,153
Skullcandy, Inc. (a)(b)	69,700	986,255
SodaStream International Ltd. (a)	36,700	1,503,599

		4,456,147
Insurance — 0.9%
National Financial Partners Corp. (a)	52,900	708,860
Selective Insurance Group, Inc.	78,000	1,357,980

		2,066,840
Internet & Catalog Retail — 0.1%
CafePress, Inc. (a)	15,850	235,848
Internet Software & Services — 0.1%
Monster Worldwide, Inc. (a)(b)	40,200	341,700
IT Services — 1.4%
Acxiom Corp. (a)	124,400	1,879,684
Convergys Corp.	92,800	1,370,656

		3,250,340
Leisure Equipment & Products — 0.3%
Leapfrog Enterprises, Inc. (a)(b)	75,000	769,500
Life Sciences Tools & Services — 1.2%
Affymetrix, Inc. (a)(b)	583,706	2,737,581
Machinery — 8.0%
AGCO Corp. (a)	48,200	2,204,186
Altra Holdings, Inc.	135,100	2,131,878
Briggs & Stratton Corp.	111,700	1,953,633
CIRCOR International, Inc.	47,100	1,605,639
EnPro Industries, Inc. (a)(b)	64,900	2,425,313
IDEX Corp.	63,500	2,475,230
Kennametal, Inc.	41,400	1,372,410
RBC Bearings, Inc. (a)(b)	51,000	2,412,300
Robbins & Myers, Inc.	18,200	761,124
Terex Corp. (a)	58,900	1,050,187

		18,391,900
Metals & Mining — 1.1%
Carpenter Technology Corp.	52,000	2,487,680
Multi-Utilities — 1.1%
NorthWestern Corp.	70,000	2,569,000
Multiline Retail — 1.4%
Big Lots, Inc. (a)	37,600	1,533,704
Fred’s, Inc., Class A	104,700	1,600,863

		3,134,567
Oil, Gas & Consumable Fuels — 6.1%
Africa Oil Corp. (a)	274,200	2,111,510
Bill Barrett Corp. (a)(b)	43,100	923,202
Cabot Oil & Gas Corp.	32,400	1,276,560
Carrizo Oil & Gas, Inc. (a)	78,100	1,836,131
Gastar Exploration Ltd. (a)(b)	386,400	745,752
Goodrich Petroleum Corp. (a)(b)	70,000	970,200
Oasis Petroleum, Inc. (a)	86,456	2,090,506

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
SM Energy Co.	59,700	$2,931,867
Whiting Petroleum Corp. (a)	22,900	941,648

		13,827,376
Paper & Forest Products — 1.1%
Schweitzer-Mauduit International, Inc.	20,238	1,379,017
Wausau Paper Corp.	106,700	1,038,191

		2,417,208
Pharmaceuticals — 0.1%
K-V Pharmaceutical Co., Class A (a)(b)	429,900	232,146
Professional Services — 1.2%
Kelly Services, Inc., Class A	83,400	1,076,694
Kforce, Inc. (a)(b)	102,700	1,382,342
Resources Connection, Inc.	18,600	228,780

		2,687,816
Real Estate Investment Trusts (REITs) — 8.7%
Acadia Realty Trust (b)	115,000	2,665,700
BioMed Realty Trust, Inc.	92,000	1,718,560
CommonWealth REIT	68,450	1,308,764
Corporate Office Properties Trust (b)	52,200	1,227,222
Cousins Properties, Inc.	267,833	2,075,706
Dupont Fabros Technology, Inc. (b)	148,600	4,244,016
Kilroy Realty Corp.	28,800	1,394,208
Lexington Realty Trust (b)	214,133	1,813,706
Omega Healthcare Investors, Inc. (b)	103,100	2,319,750
Rouse Properties, Inc. (a)	85,800	1,162,590

		19,930,222
Road & Rail — 1.3%
Marten Transport Ltd.	75,300	1,600,878
Vitran Corp., Inc. (a)	213,100	1,278,600

		2,879,478
Semiconductors & Semiconductor Equipment — 2.7%
Cymer, Inc. (a)(b)	22,000	1,296,900
DSP Group, Inc. (a)	217,900	1,381,486
MKS Instruments, Inc.	16,800	486,024
PMC-Sierra, Inc. (a)	262,500	1,611,750
Standard Microsystems Corp. (a)	11,900	438,991
Teradyne, Inc. (a)	69,500	977,170

		6,192,321
Software — 2.5%
Bottomline Technologies, Inc. (a)	78,303	1,413,369
Compuware Corp. (a)	189,900	1,764,171
Progress Software Corp. (a)	49,900	1,041,413
Take-Two Interactive Software, Inc. (a)	164,300	1,554,278

		5,773,231
Specialty Retail — 5.5%
Ascena Retail Group, Inc. (a)	119,900	2,232,538
Chico’s FAS, Inc.	55,900	829,556
The Children’s Place Retail Stores, Inc. (a)(b)	32,000	1,594,560
Collective Brands, Inc. (a)	11,700	250,614
Express, Inc. (a)	138,100	2,509,277
Genesco, Inc. (a)	28,300	1,702,245
The Men’s Wearhouse, Inc.	78,500	2,208,990
Penske Automotive Group, Inc.	52,300	1,110,852
Tilly’s, Inc., Class A (a)	14,100	226,305

		12,664,937

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods — 1.9%
G-III Apparel Group Ltd. (a)(b)	52,500	$1,243,725
The Jones Group, Inc.	136,500	1,304,940
Perry Ellis International, Inc. (a)(b)	37,452	777,129
The Warnaco Group, Inc. (a)	24,500	1,043,210

		4,369,004
Thrifts & Mortgage Finance — 0.6%
Provident Financial Services, Inc.	90,300	1,386,105
Trading Companies & Distributors — 0.1%
Air Lease Corp. (a)	16,000	310,240
Total Common Stocks – 93.7%		214,114,460

Warrants (c)
Biotechnology — 0.0%
MannKind Corp. (Issued/Exercisable 2/06/12, 0.60 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	53,200	26,600
XOMA Corp. (Issued/Exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	47,650	29,543
Total Warrants — 0.0%		56,143
Total Long-Term Investments (Cost — $198,683,670) – 93.7%		214,170,603

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (d)(e)	13,640,263	13,640,263

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (d)(e)(f)	$37,746	37,745,986
Total Short-Term Securities (Cost — $51,386,249) — 22.5%		51,386,249
Total Investments (Cost — $250,069,919) — 116.2%		265,556,852
Liabilities in Excess of Other Assets — (16.2)%		(36,995,652)

Net Assets — 100.0%		$228,561,200

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments (concluded)

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,820,468	9,819,795	13,640,263	$3,248
BlackRock Liquidity Series, LLC Money Market Series	$37,553,185	$192,801	$37,745,986	$100,795

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
CAD 38,000	USD 36,778	Deutsche Bank AG	7/03/12	$546
CAD 27,000	USD 26,180	UBS AG	7/03/12	340
Total				$886

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$214,114,460	—	—	$214,114,460
Warrants	26,600	$29,543		56,143
Short-Term Securities	13,640,263	37,745,986	—	51,386,249
Total	$227,781,323	$37,775,529	—	$265,556,852

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$886	—	$886

[2]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency	$696	—	—	$696
Liabilities:
Collateral on securities loaned at value	—	$(37,745,986)	—	(37,745,986)
Total	$696	$(37,745,986)	—	$(37,745,290)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statement of Assets and Liabilities June 30, 2012 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $37,774,511) (cost—$198,683,670)	$214,170,603
Investments at value—affiliated (cost—$51,386,249)	51,386,249
Foreign currency at value (cost—$696)	696
Investments sold receivable	1,796,014
Dividends receivable—unaffiliated	206,877
Capital shares sold receivable	36,041
Securities lending income receivable—affiliated	27,128
Unrealized appreciation on foreign currency exchange contracts	886
Prepaid expenses	4,207

Total assets	267,628,701

Liabilities:
Collateral on securities loaned at value	37,745,986
Investments purchased payable	980,209
Investment advisory fees payable	135,383
Capital shares redeemed payable	95,599
Distribution fees payable	2,688
Other affiliates payable	1,298
Other accrued expenses payable	106,338

Total liabilities	39,067,501

Net Assets	$228,561,200

Net Assets Consist of:
Paid-in capital	$291,548,315
Undistributed net investment income	151,671
Accumulated net realized loss	(78,625,881)
Net unrealized appreciation/depreciation	15,487,095

Net Assets	$228,561,200

Net Asset Value:
Class I—Based on net assets of $213,243,764 and 11,625,677 shares outstanding, 100 million shares authorized, $0.10 par value	$18.34

Class II—Based on net assets of $4,050,304 and 221,402 shares outstanding, 100 million shares authorized, $0.10 par value	$18.29

Class III—Based on net assets of $11,267,132 and 749,108 shares outstanding, 100 million shares authorized, $0.10 par value	$15.04

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statement of Operations Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends—unaffiliated	$966,138
Securities lending—affiliated	100,795
Dividends—affiliated	3,248

Total income	1,070,181

Expenses:
Investment advisory	893,179
Transfer agent—Class I	73,540
Transfer agent—Class II	1,504
Transfer agent—Class III	3,742
Accounting services	26,376
Professional	18,582
Distribution—Class I	3,099
Distribution—Class II	13,853
Custodian	13,634
Printing	12,479
Officer and Directors	10,214
Miscellaneous	13,059

Total expenses	1,083,261
Less fees waived by advisor	(1,570)
Less transfer agent fees reimbursed—Class I	(46,672)
Less transfer agent fees reimbursed—Class II	(863)
Less transfer agent fees reimbursed—Class III	(3,453)

Total expenses after fees waived and reimbursed	1,030,703

Net investment income	39,478

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	16,649,320
Foreign currency transactions	(1,673)

16,647,647

Net change in unrealized appreciation/depreciation on:
Investments	(492,630)
Foreign currency transactions	162

(492,468)

Total realized and unrealized gain	16,155,179

Net Increase in Net Assets Resulting from Operations	$16,194,657

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment income	$39,478	$912,213
Net realized gain	16,647,647	28,537,008
Net change in unrealized appreciation/depreciation	(492,468)	(34,598,991)

Net increase (decrease) in net assets resulting from operations	16,194,657	(5,149,770)

Dividends to Shareholders From:
Net investment income:
Class I	—	(934,089)
Class II	—	(10,158)
Class III	—	(25,018)

Decrease in net assets resulting from dividends to shareholders	—	(969,265)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(18,735,899)	(35,217,855)

Net Assets:
Total decrease in net assets	(2,541,242)	(41,336,890)
Beginning of period	231,102,442	272,439,332

End of period	$228,561,200	$231,102,442

Undistributed net investment income	$151,671	$112,193

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights

	Class I
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010		2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$17.16		$17.66	$13.79		$10.81	$19.11	$23.41

Net investment income[1]	—	[2]	0.07	0.08		0.08	0.12	0.03
Net realized and unrealized gain (loss)	1.18		(0.50)	3.87		2.98	(7.80)	(0.22)

Net increase (decrease) from investment operations	1.18		(0.43)	3.95		3.06	(7.68)	(0.19)

Dividends and distributions from:
Net investment income	—		(0.07)	(0.08)		(0.08)	(0.12)	(0.04)
Net realized gain	—		—	—		—	(0.50)	(4.07)

Total dividends and distributions	—		(0.07)	(0.08)		(0.08)	(0.62)	(4.11)

Net asset value, end of period	$18.34		$17.16	$17.66		$13.79	$10.81	$19.11

Total Investment Return:[3]
Based on net asset value	6.88%	[4]	(2.43)%	28.69%	[5]	28.34%	(40.04)%	(0.89)%

Ratios to Average Net Assets:
Total expenses	0.90%	[6]	0.84%	0.84%		0.88%	0.87%	0.84%

Total expenses after fees waived	0.85%	[6]	0.84%	0.84%		0.88%	0.87%	0.84%

Net investment income	0.05%	[6]	0.37%	0.54%		0.73%	0.72%	0.14%

Supplemental Data:
Net assets, end of period (000)	$213,244		$216,551	$255,596		$217,029	$164,193	$351,954

Portfolio turnover	23%		45%	55%		121%	127%	103%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights (continued)

	Class II
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010		2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$17.13		$17.62	$13.76		$10.79	$19.06	$23.35

Net investment income (loss)[1]	(0.01)		0.04	0.06		0.06	0.09	—	[2]
Net realized and unrealized gain (loss)	1.17		(0.49)	3.86		2.97	(7.77)	(0.23)

Net increase (decrease) from investment operations	1.16		(0.45)	3.92		3.03	(7.68)	(0.23)

Dividends and distributions from:
Net investment income	—		(0.04)	(0.06)		(0.06)	(0.09)	—
Net realized gain	—		—	—		—	(0.50)	(4.06)

Total dividends and distributions	—		(0.04)	(0.06)		(0.06)	(0.59)	(4.06)

Net asset value, end of period	$18.29		$17.13	$17.62		$13.76	$10.79	$19.06

Total Investment Return:[3]
Based on net asset value	6.77%	[4]	(2.55)%	28.50%	[5]	28.12%	(40.14)%	(1.03)%

Ratios to Average Net Assets:
Total expenses	1.05%	[6]	0.99%	0.99%		1.03%	1.02%	0.99%

Total expenses after fees waived	1.01%	[6]	0.99%	0.99%		1.03%	1.02%	0.99%

Net investment income (loss)	(0.11)%	[6]	0.21%	0.38%		0.49%	0.56%	(0.02)%

Supplemental Data:
Net assets, end of period (000)	$4,050		$3,980	$5,143		$4,740	$4,898	$11,281

Portfolio turnover	23%		45%	55%		121%	127%	103%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%.
[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights (concluded)

	Class III
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010		2009	2008	2007[1]
Per Share Operating Performance:
Net asset value, beginning of period	$14.09		$14.50	$11.35		$8.91	$15.93	$20.20

Net investment income (loss)[2]	(0.01)		0.02	0.05		0.04	0.07	(0.02)
Net realized and unrealized gain (loss)	0.96		(0.40)	3.16		2.46	(6.50)	(0.20)

Net increase (decrease) from investment operations	0.95		(0.38)	3.21		2.50	(6.43)	(0.22)

Dividends and distributions from:
Net investment income	—		(0.03)	(0.06)		(0.06)	(0.09)	—
Net realized gain	—		—	—		—	(0.50)	(4.05)

Total dividends and distributions	—		(0.03)	(0.06)		(0.06)	(0.59)	(4.05)

Net asset value, end of period	$15.04		$14.09	$14.50		$11.35	$8.91	$15.93

Total Investment Return:[3]
Based on net asset value	6.74%	[4]	(2.61)%	28.31%	[5]	28.06%	(40.21)%	(1.15)%

Ratios to Average Net Assets:
Total expenses	1.15%	[6]	1.09%	1.09%		1.13%	1.12%	1.10%

Total expenses after fees waived	1.08%	[6]	1.09%	1.09%		1.13%	1.12%	1.10%

Net investment income (loss)	(0.18)%	[6]	0.11%	0.37%		0.45%	0.49%	(0.12)%

Supplemental Data:
Net assets, end of period (000)	$11,267		$10,571	$11,700		$5,944	$4,745	$8,037

Portfolio turnover	23%		45%	55%		121%	127%	103%

[1]	On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed above have been restated to reflect the stock split.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.
[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Notes to Financial Statements (Unaudited)

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Value Opportunities V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially , those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$886

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Change in Unrealized Appreciation/Depreciation on
Foreign Currency Transactions
Foreign currency exchange contracts	$886

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1
Average US dollar amounts purchased	$31,479

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.75%
$1 billion — $3 billion	0.71%
$3 billion — $5 billion	0.68%
$5 billion — $10 billion	0.65%
Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $1,322 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed—class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $54,274 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $54,667,625 and $83,203,215, respectively.

5.    Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date as follows:

Expires December 31,
2017	$92,834,352

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$252,098,411

Gross unrealized appreciation	$35,913,753
Gross unrealized depreciation	(22,455,312)

Net unrealized appreciation	$13,458,441

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2012

7.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	148,444	$2,764,775	396,542	$7,100,024
Shares issued to shareholders in reinvestment of dividends	—	—	53,017	934,089
Shares redeemed	(1,143,029)	(21,247,335)	(2,304,289)	(41,313,192)

Net decrease	(994,585)	$(18,482,560)	(1,854,730)	$(33,279,079)

Class II
Shares sold	4,202	$77,021	12,157	$202,578
Shares issued to shareholders in reinvestment of dividends	—	—	568	10,158
Shares redeemed	(15,211)	(281,290)	(72,233)	(1,274,180)

Net decrease	(11,009)	$(204,269)	(59,508)	$(1,061,444)

Class III
Shares sold	73,074	$1,082,788	236,677	$3,494,006
Shares issued to shareholders in reinvestment of dividends	—	—	1,688	25,018
Shares redeemed	(74,439)	(1,131,858)	(294,576)	(4,396,356)

Net decrease	(1,365)	$(49,070)	(56,211)	$(877,332)

Total net decrease	(1,006,959)	$(18,735,899)	(1,970,449)	$(35,217,855)

9.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 20, 2012 to shareholders of record on July 18, 2012:

Class I	$0.008963
Class II	$0.008963
Class III	$0.008963

JUNE 30, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Balanced Capital V.I. Fund (the “Balanced Capital V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Global Opportunities V.I. Fund (the “Global Opportunities V.I. Fund”), BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Large Cap Growth V.I. Fund (the “Large Cap Growth V.I. Fund”), BlackRock Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Money Market V.I. Fund (the “Money Market V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”), BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) and BlackRock Value Opportunities V.I. Fund (the “Value Opportunities V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Variable Series Funds, Inc. (the “Corporation”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Corporation’s investment advisory agreements (collectively, the “Advisory Agreements”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; and (c) BlackRock International Limited (collectively, the “Sub-Advisors”) with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other com-

pliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the

Agreements

The Approval Process:    Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), and, for the S&P 500 Index V.I. Fund, the gross investment performance of the Fund as compared with its benchmark; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A.    Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered Black-

Rock’s policies and procedures for assuring compliance with applicable laws and regulations.

B.    The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category, and, for the S&P 500 Index V.I. Fund, the gross investment performance of the Fund compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Balanced Capital V.I. Fund ranked in the first, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Balanced Capital V.I. Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the Balanced Capital V.I. Fund’s performance was affected by the underperformance of the Balanced Capital V.I. Fund’s equity segment during these periods. The bulk of the underperformance for the Balanced Capital V.I. Fund’s equity segment was concentrated over the 18-month period ended August 31, 2010. During this time, cheap stocks with improving fundamentals noticeably underperformed more expensive stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

The Board and BlackRock discussed BlackRock’s strategy for improving the Balanced Capital V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Balanced Capital V.I. Fund’s portfolio managers and to improve the Balanced Capital V.I. Fund’s performance.

The Board noted that the Basic Value V.I. Fund ranked in the third, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Basic Value V.I. Fund’s underperformance during the one-year period and will monitor closely the Basic Value V.I. Fund’s performance in the coming year.

The Board noted that the Capital Appreciation V.I. Fund ranked in the fourth, fourth and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Capital Appreciation V.I. Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile high growth holdings in favor of more defensive dividend yielding companies. The increased importance of macroeconomic developments overshadowed company results during 2011, making it a challenging backdrop for the bottom-up stock pickers.

The Board and BlackRock discussed BlackRock’s strategy for improving the Capital Appreciation V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Capital Appreciation V.I. Fund’s portfolio managers and to improve the Capital Appreciation V.I. Fund’s performance.

The Board noted that the Equity Dividend V.I. Fund ranked in the first, fourth and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Global Allocation V.I. Fund ranked in the second, fourth and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Global Opportunities V.I. Fund ranked in the fourth, fourth and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Global Opportunities V.I. Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, underperformance in the one-year period can be attributed to being long coal and short integrated oils in the first quarter, greater economic sensitivity within industrials and materials than realized, and greater exposure to BRIC (Brazil, Russia, India and China) end-markets relative to the benchmark in the third quarter. During the one-year period ended June 2010, the Global Opportunities V.I. Fund’s poorly timed adjustments to portfolio risks during the risk-on/risk-off environment was a major detractor to the three-year performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global Opportunities V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Global Opportunities V.I. Fund’s portfolio managers and to improve the Global Opportunities V.I. Fund’s performance.

The Board noted that the High Yield V.I. Fund ranked in the third, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the High Yield V.I. Fund’s underperformance during the one-year period and will monitor closely the High Yield V.I. Fund’s performance in the coming year.

The Board noted that the International V.I. Fund ranked in the second, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Large Cap Core V.I. Fund ranked in the first, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Core V.I. Fund’s underperformance during the three- and five-year periods compared with its Peers. BlackRock informed the Board that, among other things, the bulk of the underperformance was concentrated over the 18-month period ended August 31, 2010. During this time, higher quality stocks with improving fundamentals noticeably underperformed lower quality stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

The Board and BlackRock discussed BlackRock’s strategy for improving the Large Cap Core V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Large Cap Core V.I. Fund’s portfolio managers and to improve the Large Cap Core V.I. Fund’s performance.

The Board noted that the Large Cap Growth V.I. Fund ranked in the first, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Large Cap Value V.I. Fund ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Value V.I. Fund’s underperformance during the three- and five-year periods compared with its Peers. BlackRock informed the Board that, among other things, the bulk of the underperformance was concentrated over the 18-month period ended August 31, 2010. During this time, higher quality stocks with improving fundamentals noticeably underperformed lower quality stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

The Board and BlackRock discussed BlackRock’s strategy for improving the Large Cap Value V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Large Cap Value V.I. Fund’s portfolio managers and to improve the Large Cap Value V.I. Fund’s performance.

The Board noted that the Money Market V.I. Fund ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Money Market V.I. Fund’s underperformance during the one-year period and will monitor closely the Money Market V.I. Fund’s performance in the coming year.

The Board noted that the S&P 500 Index V.I. Fund’s gross performance exceeded its benchmark index during each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the S&P 500 Index V.I. Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the S&P 500 Index V.I. Fund’s gross investment performance as compared to its benchmark index provided a more meaningful comparison of the S&P 500 Index V.I. Fund’s relative performance.

The Board noted that the Total Return V.I. Fund ranked in the fourth, first and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Total Return V.I. Fund’s underperformance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, the Total Return V.I. Fund maintained a shorter duration bias and underweight Treasuries relative to its peer universe throughout most of the one-year period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the one-year period was negative as interest rates declined to historically low levels in the latter half due to fears of a global economic slowdown and persistent sovereign debt problems in Europe. For the five-year period the Total Return V.I. Fund’s underperformance was primarily due to the significant exposure to non-government debt during the financial crisis in 2008. Most notably the Total Return V.I. Fund’s allocation to non-agency mortgages, commercial mortgage backed securities and asset-backed securities which all dramatically underperformed Treasuries that year.

The Board and BlackRock discussed BlackRock’s strategy for improving the Total Return V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Total Return V.I. Fund’s portfolio managers and to improve the Total Return V.I. Fund’s performance.

The Board noted that the U.S. Government Bond V.I. Fund ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the U.S. Government Bond V.I. Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance during the five-year period was primarily due to the U.S. Government Bond V.I. Fund’s significant exposure to non-government debt during the financial crisis in 2008. Most notably the underperformance was due to a large allocation to non-agency mortgages and commercial mortgage backed securities which both dramatically underperformed. For the one- and three-year periods the U.S. Government Bond V.I. Fund’s underperformance compared to the peer group was primarily driven by its shorter duration positioning. The European sovereign debt crisis and growing concerns over slowing global growth drove U.S. Treasury prices higher benefitting those peers who maintained a greater exposure to Treasuries and longer durations.

The Board and BlackRock discussed BlackRock’s strategy for improving the U.S. Government Bond V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the U.S. Government Bond V.I. Fund’s portfolio managers and to improve the U.S. Government Bond V.I. Fund’s performance.

The Board noted that the Value Opportunities V.I. Fund ranked in the second, second and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C.    Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Balanced Capital V.I. Fund’s contractual management fee ratio (a combi-

nation of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Balanced Capital V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Balanced Capital V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Balanced Capital V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Balanced Capital V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Basic Value V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Basic Value V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Basic Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Basic Value V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Basic Value V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Capital Appreciation V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Capital Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Capital Appreciation V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Capital Appreciation V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Equity Dividend V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Equity Dividend V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Equity Dividend V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Equity Dividend V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Global Allocation V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Global Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Global Allocation V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Global Allocation V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Global Opportunities V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Global Opportunities V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Global Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Global Opportunities V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Global Opportunities V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the High Yield V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the High Yield V.I.

Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the International V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the International V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the International V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the International V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the International V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Core V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Large Cap Core V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Large Cap Core V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Large Cap Core V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Core V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Growth V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Large Cap Growth V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Large Cap Growth V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Large Cap Growth V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Growth V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Large Cap Value V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waiv-

ers. The Board also noted that the Large Cap Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Large Cap Value V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Value V.I. Fund’s total net expenses on a class-by-class basis, as applicable. Additionally, the Board noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee reduction effective June 1, 2012.

The Board noted that the Money Market V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Money Market V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Money Market V.I. Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Money Market V.I. Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Money Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Money Market V.I. Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Money Market V.I. Fund’s total net expenses on a class-by-class basis, as applicable. Moreover, the Board noted that BlackRock has voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Money Market V.I. Fund to maintain minimum levels of daily net investment income. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the S&P 500 Index V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the S&P 500 Index V.I. Fund’s total net expenses on a class-by-class basis, as applicable. Additionally, the Board noted that BlackRock has voluntarily agreed to waive management fees for the S&P 500 Index V.I. Fund.

The Board noted that the Total Return V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Total Return V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of the High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Total Return V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the U.S. Government Bond V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the U.S. Government Bond V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Value Opportunities V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Value Opportunities V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Value Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Value Opportunities V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Value Opportunities V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

D.    Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps.

The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints, or with respect to the S&P 500 Index V.I. Fund, through the use of contractual breakpoints and/or revised voluntary breakpoints, in the advisory fee based upon the asset level of each Fund, and in the case of High Yield V.I. Fund and Total Return V.I. Fund, based on the combined assets of those two funds. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E.    Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BlackRock Variable Series Funds, Inc.

Officers and Directors

Officers and Directors

Robert M. Hernandez,

    Chairman of the Board and Director

Fred G. Weiss, Vice Chairman

    of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and

    Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer
    and Anti-Money Laundering Officer

Benjamin Archibald, Secretary1

[1]	Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Company and Benjamin Archibald became Secretary of the Company.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock Investment Management, LLC

Princeton, NJ 08540

BlackRock International Limited

Edinburgh, EH3 8JB, United Kingdom

Custodians

The Bank of New York Mellon2

New York, NY 10286

Brown Brothers Harriman & Co.3

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie, Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[2]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[3]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BlackRock Variable Series Funds, Inc.

Additional Information

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at

http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

#16897-6/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: September 4, 2012